ANNUAL REPORT
     MARCH 31, 2002

                             [GRAPHIC ART OMITTED]

                               THE POWER OF DISCIPLINE.  THE REWARDS OF TIME.SM


                                                             [PBHG LOGO OMITTED]

      PBHG FUNDS


TABLE OF CONTENTS
-----------------
Message to Shareholders ..................................................................................................   1

PBHG GROWTH FUNDS
      PBHG Core Growth Fund (PBCRX) ......................................................................................   2
      PBHG Emerging Growth Fund (PBEGX) ..................................................................................   4
      PBHG Growth Fund - PBHG Class (PBHGX), Advisor Class (PBGWX) .......................................................   6
      PBHG Large Cap 20 Fund - PBHG Class (PLCPX), Advisor Class (PLTAX) .................................................   8
      PBHG Large Cap Growth Fund - PBHG Class (PBHLX), Advisor Class (PBLAX) .............................................  10
      PBHG Limited Fund (PBLDX) ..........................................................................................  12
      PBHG New Opportunities Fund (PBNOX) ................................................................................  14
      PBHG Select Equity Fund (PBHEX) ....................................................................................  16

PBHG VALUE FUNDS
      PBHG Clipper Focus Fund (PBFOX) ....................................................................................  18
      PBHG Focused Value Fund (PBFVX) ....................................................................................  20
      PBHG Large Cap Value Fund - PBHG Class (PLCVX), Advisor Class (PBLVX) ..............................................  22
      PBHG Mid-Cap Value Fund - PBHG Class (PBMCX), Advisor Class (PMCAX) ................................................  24
      PBHG Small Cap Value Fund - PBHG Class (PBSVX), Advisor Class (PVAAX) ..............................................  26
      PBHG Special Equity Fund (PBNPX) ...................................................................................  28

PBHG SPECIALTY FUNDS
      PBHG Disciplined Equity Fund (PBDEX) ...............................................................................  30
      PBHG Global Technology & Communications Fund (PBGTX) ...............................................................  32
      PBHG REIT Fund - PBHG Class (PBRTX), Advisor Class (PBRAX) .........................................................  34
      PBHG Strategic Small Company Fund (PSSCX) ..........................................................................  36
      PBHG Technology & Communications Fund - PBHG Class (PBTCX),
           Advisor Class (PTNAX) .........................................................................................  38

PBHG FIXED INCOME FUNDS
      PBHG IRA Capital Preservation Fund (PBCPX) .........................................................................  40

PBHG MONEY MARKET FUNDS
      PBHG Cash Reserves Fund (PBCXX) ....................................................................................  42
Report of Independent Accountants ........................................................................................  44
Statements of Net Assets/Schedules of Investments ........................................................................  45
Statements of Assets and Liabilities ..................................................................................... 102
Statements of Operations ................................................................................................. 104
Statements of Changes in Net Assets ...................................................................................... 108
Financial Highlights ..................................................................................................... 115
Notes to Financial Statements ............................................................................................ 119
Notice to Shareholders ................................................................................................... 128
Shareholder Meetings ..................................................................................................... 129
Trustees and Officers of the Trust ....................................................................................... 130

     PBHG FUNDS

                                                         MESSAGE TO SHAREHOLDERS


DEAR FELLOW SHAREHOLDERS:


   We are pleased to provide you with the PBHG Funds Annual Report for the fiscal year ended March 31, 2002. The period's mixed performance, which vacillated between hopeful expectations for economic recovery and waning confidence, presented unique challenges to investors and our portfolios.


PERFORMANCE RESULTS

   The past year included a series of pivotal events that alternately tested or encouraged investor sentiment. The events that undoubtedly had the most profound impact on the economy and the financial markets were those that unfolded on September 11. In addition to their emotional toll, these horrific attacks amplified the recessionary pressures on the economy. Working to counter deteriorating economic conditions and flagging consumer confidence was record monetary easing on the part of the Federal Reserve. Yet, just as it began to show signs of renewed vigor, the market witnessed the largest bankruptcy in U.S. history and subsequent scrutinizing of corporate accounting practices.

   You will see these common themes addressed throughout each specific Fund performance discussion. As investors once again sought to escape excessive market volatility in favor of investments perceived as safer or more stable, it is understandable that our more conservative funds outperformed their benchmarks while other offerings, particularly our growth and technology funds, struggled during the period. However, as you read through the discussions and gain a better understanding of the complex factors affecting performance, you will also note signs of optimism for economic recovery in the year ahead.


ENHANCED SHAREHOLDER SERVICES

   Our shareholder services center introduced several programs during the year designed to provide top quality service and expanded access to fund information. You may have noticed the dramatic improvement in the delivery time of quarterly account statements or our new comprehensive transfer tracking service that expedites and proactively troubleshoots the often lengthy IRA transfer process, making it easier for our investors to combine their retirement assets with PBHG. Our website followed suit, offering many new enhancements, such as portfolio manager webcasts, the availability of expanded online account transactions, the ability to create a customized home page with PBHG Watchlist and consolidated fund information pages. The site's new fund comparison tool helps investors construct a portfolio that is best suited to their long-term investment needs.


NEW INVESTMENT OPTIONS

   Our most exciting news during the fiscal year was the introduction of five new additions to our family of funds. These funds, which include PBHG Clipper Focus, PBHG Disciplined Equity, PBHG IRA Capital Preservation, PBHG REIT and PBHG Special Equity Funds, further expand the tools available to our shareholders as they build diversified portfolios tailored to meet their specific investment goals and tolerance for risk. The funds offer established track records and access to highly sophisticated, disciplined investment strategies.

   Thank you for your continued confidence in PBHG Funds throughout what has been another trying year. While it has been difficult to move past the events of September 11, we remain awed by the strength and determination of the American spirit. The consumer has stayed strong and the markets have shown tremendous resilience over the past several months. We believe the economy is beginning to show signs of renewed growth. We look forward to more optimistic times ahead, where we expect that the efforts of our consistent investment approach will be rewarded.


Sincerely,

/S/ HAROLD J. BAXTER                       /S/ GARY L. PILGRIM

Harold J. Baxter  [PHOTO OMITTED]          Gary L. Pilgrim, CFA  [PHOTO OMITTED]
CHAIRMAN                                   PRESIDENT
PBHG FUNDS                                 PBHG FUNDS

                                [LOGO OMITTED] 1

            PBHG FUNDS

PBHG CORE GROWTH FUND
PORTFOLIO MANAGER: Gary L. Pilgrim, CFA

 PBHG CORE GROWTH FUND PBCRX



Portfolio Profile

OBJECTIVE:  Capital appreciation.

INVESTS IN: Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small, medium or large capitalization companies.

STRATEGY: The Fund's strategy is to invest in companies that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. As of March 31, 2002, the Fund's 65 holdings ranged from $400 million to $266 billion in market capitalization. The Fund had an average market capitalization of $32 billion, whereas the average market capitalization from the previous year was $3 billion.


Performance

    For the year ended March 31, 2002, the Fund's total return was -5.14% versus a return of 4.70% for the Russell Midcap(R) Growth Index and a return of -7.27% for all funds classified as multi-cap growth funds by Lipper, Inc. It would be an understatement to say that the past year has been a difficult environment for growth investing in the aftermath of the high-flying, technology-driven returns produced from 1998 to early 2000. Investment strategies that emphasize companies with high price-to-earnings ratios and high growth rates were at a distinct disadvantage this past year. As the technology boom faded and the economy slid into a recession led by cutbacks in information technology capital spending, we underestimated the tremendous impact these issues would have on the companies in our portfolio. Additionally, investors were attracted to lower risk, lower P/E type investments, which put valuation pressure on the higher P/E companies found in our portfolio. While we made adjustments to respond to an environment of declining expectations and lowered risk tolerance, our delayed reaction to the reduced earnings outlook for most technology companies was detrimental to our performance. Most of our underperformance can be attributed to some poor selections combined with our major weighting in the technology sector, 10% higher relative to the Russell Midcap(R) Growth Index. Within the Index, the only meaningful sector of note that had a negative return was technology. Again, this underlines the burden of being wrong with an overweight position in technology. Furthermore, eliminating companies with weakened earnings outlooks backfired in the fourth quarter, as downtrodden, low-priced technology stocks staged a sharp recovery. On a positive note, our overweight positions in the health care sector, which was approximately 32% greater than the Index and in the services sector provided a partial offset. As disappointing as these two back-to-back years of weak performance are, the basic cause is the same -- a recessionary economic environment combined with the shift of investor sentiment to more conservative investments. As our fiscal year drew to a close and first quarter earnings reports began to come in, we found the preannouncement period to be fairly benign. It appears that the risk of negative earnings surprises has diminished and that corporate managements have set earnings guidance at achievable levels. We are hopeful that our efforts to identify sustainable growth companies will produce better results going forward.


Portfolio Discussion

    As the environment for technology deteriorated during the year, the portfolio evolved to become more balanced relative to the benchmark. Holdings in the financial, consumer and services sectors showed the largest increases, while our selections in technology and health care declined. We continued to have essentially no exposure to energy, transportation and utilities. Reviewing our winners and losers from the last year reveals that once again it is the pattern of earnings outcomes that best explain a holding's performance. In health care, three of our top stocks, Accredo Health, Cytyc and Laboratory Corporation of America all beat analyst estimates while a fourth success, Minimed, was acquired by Medtronic at a price premium. Apollo Group, Concord EFS and BISYS were standouts in the services sector while defense electronics holdings L-3 Communications and Flextronics (outsourced manufacturing) led the industrial sector. Polycom, from the consumer cyclical area, was one of the best performing stocks in the entire portfolio. Our large position in long-time holding Bed Bath & Beyond also proved to be a winner for the year. There were a few bright lights from the technology sector. Only about 30% of the stocks owned in the technology sector during the period produced positive returns. Among those, RF Micro Devices, NVIDIA, and QLogic had the greatest positive impact on performance. Hopefully our semiconductor-related holdings, often an early leader in technology, will help point the way to better times ahead. Among the losers and largest contributors to the poor performance of our technology holdings were Sonus Networks, ONI Systems, Peregrine Systems, SmartForce PLC and CIENA. These stocks, all software or telecommunication equipment vendors, suffered an average decline of 55% during the holding period. As we saw little or no evidence of improvement in business trends, all of these companies were sold. Away from technology, other disappointing holdings included Triton PCS (wireless services), Gemstar-TV Guide International and AOL Time Warner (consumer), in the energy area, Hanover Compressor, our only energy holding, got caught up in a minor version of Enron-type accounting issues and declined over 60% before the company was able to make some changes and reassure investors.
    Admittedly, this was a year with which we were less than pleased. Our focus on bottom-up stock selection suffered as declines in stock prices preceded the actual appearance of weak earnings. We were not well prepared for events such as earlier technology overspending and its effect on subsequent demand and a Fed policy determined to slow economic activity. However it appears the worst may be behind us, as the economy appears to be improving steadily and earnings outlooks are taking on a more realistic tone, particularly in select areas of the technology sector. Experience convinces us that our disciplines will ultimately prove productive again and we remain optimistic. While the past year has been difficult on our shareholders, we promise you our continued best efforts in the future as we work diligently to justify your confidence in our efforts and the Fund.


                                [LOGO OMITTED] 2

                                            PBHG FUNDS

                                                           PBHG CORE GROWTH FUND

                                                     PBHG CORE GROWTH FUND PBCRX

   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                  x     Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                               AVERAGE ANNUAL TOTAL RETURN1
                                                    AS OF MARCH 31, 2002

                                      One     Annualized   Annualized    Annualized
                                     Year       3 Year       5 Year       Inception
                                    Return      Return       Return       to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Core Growth Fund            (5.14)%      (6.43)%       2.18%         2.29%
---------------------------------------------------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG CORE GROWTH FUND, VERSUS THE
                        RUSSELL MIDCAP(R)GROWTH INDEX AND THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE

                                                            [LINE CHART OMITTED]
                                                            PLOT POINTS FOLLOWS:

                           PBHG CORE                    RUSSELL MID-CAP(R)                       LIPPER MULTI-CAP
                          GROWTH FUND                     GROWTH INDEX3                       GROWTH FUNDS AVERAGE4
12/31/95                     $10,000                          $10,000                                $10,000
1/31/96                       10,590                           10,177                                 10,084
2/29/96                       11,450                           10,562                                 10,459
3/31/96                       11,820                           10,645                                 10,598
4/30/96                       13,310                           11,159                                 11,220
5/31/96                       14,230                           11,387                                 11,610
6/30/96                       13,800                           11,043                                 11,253
7/31/96                       12,040                           10,185                                 10,257
8/31/96                       13,000                           10,736                                 10,795
9/30/96                       14,200                           11,418                                 11,571
10/31/96                      13,410                           11,284                                 11,448
11/30/96                      13,740                           11,949                                 11,992
12/31/96                      13,280                           11,748                                 11,806
1/31/97                       13,300                           12,267                                 12,394
2/28/97                       11,690                           11,997                                 11,839
3/31/97                       10,340                           11,319                                 11,130
4/30/97                       10,200                           11,596                                 11,340
5/31/97                       11,680                           12,636                                 12,461
6/30/97                       12,230                           12,985                                 12,909
7/31/97                       12,990                           14,228                                 14,081
8/31/97                       12,480                           14,089                                 13,866
9/30/97                       12,890                           14,802                                 14,803
10/31/97                      12,280                           14,061                                 14,127
11/30/97                      11,910                           14,209                                 14,096
12/31/97                      11,990                           14,396                                 14,163
1/31/98                       11,470                           14,136                                 14,139
2/28/98                       12,830                           15,466                                 15,351
3/31/98                       13,530                           16,114                                 16,160
4/30/98                       13,620                           16,333                                 16,368
5/31/98                       12,540                           15,661                                 15,611
6/30/98                       13,560                           16,104                                 16,474
7/31/98                       12,540                           15,414                                 15,912
8/31/98                        9,680                           12,472                                 13,081
9/30/98                       10,790                           13,416                                 14,185
10/31/98                      10,520                           14,403                                 14,879
11/30/98                      11,260                           15,375                                 16,072
12/31/98                      12,880                           16,967                                 18,099
1/31/99                       13,420                           17,476                                 19,228
2/28/99                       12,670                           16,621                                 18,113
3/31/99                       14,060                           17,547                                 19,359
4/30/99                       14,160                           18,347                                 19,865
5/31/99                       13,890                           18,110                                 19,523
6/30/99                       15,530                           19,375                                 20,975
7/31/99                       15,560                           18,758                                 20,642
8/31/99                       16,300                           18,563                                 20,788
9/30/99                       16,450                           18,405                                 20,915
10/31/99                      17,990                           19,828                                 22,542
11/30/99                      20,130                           21,881                                 24,808
12/31/99                      25,450                           25,670                                 29,397
1/31/2000                     25,140                           25,665                                 28,757
2/29/2000                     34,490                           31,061                                 34,275
3/31/2000                     30,250                           31,093                                 33,703
4/30/2000                     25,710                           28,074                                 30,565
5/31/2000                     23,230                           26,028                                 28,398
6/30/2000                     29,900                           28,790                                 31,877
7/31/2000                     27,850                           26,967                                 30,946
8/31/2000                     33,470                           31,034                                 34,641
9/30/2000                     31,710                           29,516                                 33,110
10/31/2000                    26,200                           27,496                                 30,633
11/30/2000                    18,810                           21,521                                 25,232
12/31/2000                    20,089                           22,654                                 25,921
1/31/2001                     20,588                           23,948                                 26,720
2/28/2001                     15,015                           19,806                                 22,343
3/31/2001                     12,144                           16,971                                 19,715
4/30/2001                     14,720                           19,800                                 22,182
5/31/2001                     14,482                           19,707                                 21,956
6/30/2001                     14,584                           19,718                                 21,617
7/31/2001                     13,585                           18,388                                 20,385
8/31/2001                     12,189                           17,055                                 18,646
9/30/2001                     10,589                           14,236                                 16,073
10/31/2001                    11,202                           15,733                                 17,089
11/30/2001                    12,076                           17,427                                 18,764
12/31/2001                    12,303                           18,089                                 19,092
1/31/2002                     11,849                           17,502                                 18,523
2/28/2002                     10,941                           16,510                                 17,406
3/31/2002                    $11,520                          $17,770                                $18,365

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

2 The PBHG Core Growth Fund commenced operations on December 29, 1995.

3 The Russell Midcap(R) Growth Index is an unmanaged index comprised of those securities in the Russell 1000(R) Index with a higher price to book ratio and higher forecasted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

4 The Lipper Multi-Cap Growth Funds Average represents the average performance of 491 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Growth Funds Average at that month's end, December 31, 1995.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials           1%
Consumer Cyclical        20%
Consumer Non-Cyclical     4%
Financial                 2%
Health Care              26%
Industrial                4%
Services                 17%
Technology               26%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Applied Materials             3.3%
Home Depot                    3.2%
Omnicom Group                 3.1%
Pfizer                        3.0%
Anheuser-Busch                3.0%
Apollo Group, Cl A            2.9%
Harley-Davidson               2.6%
Johnson & Johnson             2.6%
Concord EFS                   2.4%
Varian Medical Systems        2.4%
----------------------------------
% of Total Portfolio Investments
in Common Stock              28.5%

                                [LOGO OMITTED] 3

            PBHG FUNDS

PBHG EMERGING GROWTH FUND
PORTFOLIO MANAGER: Erin A. Piner

 PBHG EMERGING GROWTH FUND PBEGX


Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN:  Common stocks of small sized companies.

STRATEGY: The Fund seeks to invest in small companies that generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index. These are companies that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole as measured by the S&P 500 Index.

Performance

    For the twelve months ending March 31, 2002, PBHG Emerging Growth Fund posted a 10.84% loss against the 4.95% return by the Russell 2000(R) Growth Index. Evidence of a contracting economic climate clearly presented itself and drove the fundamental underperformance of most growth companies - particularly information technology companies - throughout the year. Characterized by a confluence of events that previously seemed unimaginable, performance over this period was marked by fits and starts along the road to an economic recovery with equal measures of hopefulness and uncertainty. As time continues to heal the wounds left by September 11 and the economy regains lost momentum, we remain resolute in our belief that the market will reward our portfolio of small rapidly growing companies over the year ahead.
    The Fund significantly under-performed the Russell 2000(R) Growth Index during both the second and fourth quarters of fiscal year 2002, but posted healthy returns in the first and third quarters. After exiting the June quarter ahead of our benchmark and cautiously optimistic about the convalescence of the economy, the Fund's returns careened downward throughout the second quarter, culminating in a September month that was the worst in memory. With a gradual return toward stability and the Federal Reserve's continued infusion of liquidity into the economy, the quarter ending December 31, 2001 brought a healthy reversal of fortune to the Fund, which posted a strong return relative to the Index.
    Finally, finishing another tumultuous year, the Fund posted a quarterly loss for the period ending March 31, 2002, underperforming the Russell 2000(R) Growth Index. Unfortunately, strong March returns were not enough to compensate for the devastation wrought on small growth stocks during February. In addition to profit concerns, the quarter also grappled with an altogether new fear - distrust over corporate accounting practices brought on by the highly publicized Enron scandal. Such uncertainty tends to drive the underperformance of the less liquid, higher growth, higher P/E stocks that comprise our small growth company portfolio. Yet, through our disciplined process we were able to identify numerous companies showing positive business trends, whose share prices had been unjustly punished. Throughout February, we concentrated the Fund's holdings in the strongest of these opportunities, a process that led to the Fund's notable outperformance in March.

Portfolio Discussion

    At the start of the fiscal year, it appeared to us that the coming investment climate would be more egalitarian with leadership spread broadly among the non-technology sectors. Not only did this prove to be the case across the market indexes, but also within the Fund. While we continued to follow a rigorous bottom-up stock selection process, our sector allocations generally reflected the fact that it was easier to find fast growing companies outside the technology sector than within it.
    Among those stocks that made positive contributions to performance this past year were consumer, health care, services and even a few technology issues. A core Fund holding, Polycom, which provides traditional audio and video conferencing solutions to enterprise customers, saw a counter-cyclical surge in demand for its cost-saving solutions throughout the year and in the wake of September's tragic events. Whole Foods Markets, Ninety-Nine Cents Only, and Krispy Kreme Doughnuts provided evidence of the resiliency of the consumer throughout this recession. Health care distribution company Accredo Health continued to post strong revenue and earnings growth throughout the year. Several other long-term Fund holdings, including Medicis Pharmaceutical, FactSet Research and Cytec again made healthy contributions to Fund performance for the period.
    Despite a difficult year for technology, several technology companies were among the strongest contributors to the Fund for the year. Driven by continued management execution and the successful introduction of Microsoft's well received X-Box, our long-time holding Nvidia, a high end graphics chip company, once again posted stellar results. Although Nvidia's market cap outgrew the Fund and was ultimately sold, it remained among our top contributors for the period. Marvell Technology Group was another top contributor to performance, proving once again that small companies can succeed despite the instability of general end-market demand.
    Outside of our longer-term core holdings, several newer additions to the portfolio made notable contributions to performance. Among them were some of our top performers, including flat-panel display chip company Genesis Microchip, storage networking technology company Emulex and video game software company, Activision. Each posted strong fundamental business dynamics and rapid growth within their insulated end markets despite the slowing economy.
    In examining holdings that detracted most from performance, last year's assertion that we were seeing companies with solid fundamentals needlessly punished by the market led us to have more patience with some of our larger technology positions than we should have. Despite the fact that holdings Informatica and Micromuse continued to post strong earnings growth as far out as June 2001, the deterioration in corporate profits and the subsequent freeze in spending ultimately caught up with these companies and estimates had to be ratcheted down. Clearly, we failed to recognize the fact that the market had already been discounting this inevitable outcome.
    Other notable missteps were McDATA and Cima Labs. Despite its exposure to storage, an area of technology that actually saw improving fundamentals and robust spending growth, McDATA suffered from several internal difficulties that led the company to negatively preannounce its March 2001 quarter earnings. Cima Labs, a specialty pharmaceutical company surprised investors by announcing that sales would likely fall below expectations for the fourth quarter resulting from a decision to work down inventories that would lower manufacturing sales. These unexpected "hiccups" in business fundamentals are a common risk in any portfolio of rapidly-growing small companies.
    Outside of earnings disappointments, the largest detraction to performance for the period can be explained by our commitment to style purity. In a year where companies with high betas, high P/Es and high growth rates dramatically underperformed, our portfolio of rapidly growing small companies suffered in kind. We look forward to a new year that has already seen the valuation playing field even out and the forecast for the economy improve. As always, we have positioned our portfolio from the bottom up with fundamentally robust small growth companies that we believe stand to benefit from renewed corporate profit growth and a return to healthy economic demand. We sincerely appreciate your continued support and confidence in our ability to provide you with a high-quality portfolio of small aggressive growth companies throughout these trying times.

                                [LOGO OMITTED] 4

                                     PBHG FUNDS

                                                       PBHG EMERGING GROWTH FUND

                                                 PBHG EMERGING GROWTH FUND PBEGX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                  x     Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                         AS OF MARCH 31, 2002

                                       One      Annualized  Annualized   Annualized
                                      Year        3 Year      5 Year      Inception
                                     Return       Return      Return      to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Emerging Growth Fund         (10.84)%      (8.24)%     (3.66)%       7.45%
---------------------------------------------------------------------------------------------------------------------------


                COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
                    PBHG EMERGING GROWTH FUND, VERSUS THE RUSSELL 2000(R) GROWTH
                    INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                              PBHG EMERGING                  RUSSELL 2000(R)               LIPPER SMALL-CAP GROWTH
                               GROWTH FUND                   GROWTH INDEX3                    FUNDS AVERAGE4
6/14/93                         $10,000                        $10,000                             $10,000
6/30/93                          10,120                         11,413                              10,000
7/31/93                          10,320                         11,527                              10,054
8/31/93                          11,440                         12,079                              10,601
9/30/93                          12,650                         12,478                              11,051
10/31/93                         13,220                         12,839                              11,201
11/30/93                         12,480                         12,319                              10,768
12/31/93                         13,258                         12,806                              11,304
1/31/94                          13,800                         13,146                              11,595
2/28/94                          14,244                         13,089                              11,578
3/31/94                          13,258                         12,285                              10,884
4/30/94                          13,420                         12,303                              10,861
5/31/94                          13,008                         12,028                              10,617
6/30/94                          12,152                         11,514                              10,078
7/31/94                          12,520                         11,678                              10,250
8/31/94                          13,854                         12,535                              10,978
9/30/94                          14,797                         12,587                              11,102
10/31/94                         15,816                         12,721                              11,349
11/30/94                         15,621                         12,207                              10,961
12/31/94                         16,411                         12,494                              11,220
1/31/95                          15,704                         12,240                              11,040
2/28/95                          16,324                         12,805                              11,513
3/31/95                          17,497                         13,179                              11,904
4/30/95                          17,878                         13,377                              12,019
5/31/95                          17,976                         13,553                              12,192
6/30/95                          19,617                         14,487                              13,109
7/31/95                          21,584                         15,616                              14,246
8/31/95                          21,834                         15,808                              14,427
9/30/95                          22,627                         16,134                              14,843
10/31/95                         21,942                         15,340                              14,420
11/30/95                         23,257                         16,018                              14,984
12/31/95                         24,361                         16,372                              15,271
1/31/96                          23,780                         16,237                              15,164
2/29/96                          25,136                         16,977                              15,936
3/31/96                          26,275                         17,313                              16,464
4/30/96                          30,079                         18,642                              18,047
5/31/96                          31,457                         19,598                              18,990
6/30/96                          29,509                         18,325                              18,114
7/31/96                          25,443                         16,088                              16,277
8/31/96                          27,448                         17,279                              17,376
9/30/96                          29,999                         18,168                              18,478
10/31/96                         28,404                         17,385                              17,866
11/30/96                         28,347                         17,868                              18,231
12/31/96                         28,522                         18,216                              18,468
1/31/97                          28,817                         18,671                              18,933
2/28/97                          24,603                         17,544                              17,748
3/31/97                          22,672                         16,306                              16,566
4/30/97                          21,601                         16,117                              16,344
5/31/97                          25,874                         18,540                              18,617
6/30/97                          27,357                         19,168                              19,703
7/31/97                          28,216                         20,150                              21,042
8/31/97                          28,522                         20,755                              21,430
9/30/97                          31,289                         22,411                              23,187
10/31/97                         28,687                         21,065                              22,016
11/30/97                         27,616                         20,563                              21,595
12/31/97                         27,475                         20,575                              21,705
1/31/98                          27,145                         20,300                              21,406
2/28/98                          29,111                         22,092                              23,189
3/31/98                          30,406                         23,019                              24,376
4/30/98                          30,618                         23,160                              24,610
5/31/98                          27,899                         21,478                              22,976
6/30/98                          28,758                         21,697                              23,514
7/31/98                          26,321                         19,885                              21,870
8/31/98                          21,401                         15,295                              17,133
9/30/98                          23,296                         16,846                              18,449
10/31/98                         23,013                         17,724                              19,220
11/30/98                         24,826                         19,099                              20,862
12/31/98                         28,300                         20,828                              23,121
1/31/99                          28,394                         21,764                              23,692
2/28/99                          25,098                         19,773                              21,593
3/31/99                          24,353                         20,478                              22,623
4/30/99                          23,762                         22,286                              23,630
5/31/99                          24,790                         22,321                              23,868
6/30/99                          27,579                         23,497                              26,055
7/31/99                          26,929                         22,771                              26,036
8/31/99                          26,669                         21,919                              25,713
9/30/99                          28,784                         22,342                              26,372
10/31/99                         30,699                         22,914                              27,849
11/30/99                         34,007                         25,337                              31,307
12/31/99                         41,981                         29,803                              36,943
1/31/2000                        40,339                         29,525                              36,558
2/29/2000                        53,650                         36,395                              45,566
3/31/2000                        49,029                         32,569                              43,151
4/30/2000                        42,901                         29,281                              38,387
5/31/2000                        37,691                         26,717                              35,251
6/30/2000                        47,522                         30,168                              41,117
7/31/2000                        43,244                         27,583                              38,453
8/31/2000                        50,353                         30,484                              42,902
9/30/2000                        47,595                         28,970                              41,288
10/31/2000                       40,425                         26,618                              38,551
11/30/2000                       29,859                         21,785                              32,001
12/31/2000                       31,394                         23,118                              34,753
1/31/2001                        31,182                         24,989                              35,685
2/28/2001                        24,729                         21,564                              31,017
3/31/2001                        21,105                         19,603                              28,105
4/30/2001                        25,707                         22,003                              31,483
5/31/2001                        24,914                         22,513                              32,201
6/30/2001                        25,152                         23,127                              33,105
7/31/2001                        22,758                         21,154                              31,212
8/31/2001                        20,537                         19,833                              29,370
9/30/2001                        16,490                         16,633                              24,827
10/31/2001                       18,381                         18,233                              26,858
11/30/2001                       20,497                         19,755                              28,896
12/31/2001                       21,172                         20,985                              30,676
1/31/2002                        20,114                         20,238                              29,679
2/28/2002                        16,980                         18,928                              27,741
3/31/2002                       $18,818                        $20,574                             $29,883

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

2 The PBHG Emerging Growth Fund commenced operations on June 14, 1993.

3 The Russell 2000(R) Growth Index is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

4 The Lipper Small-Cap Growth Funds Average represents the average performance of 442 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average at that month's end, June 30, 1993.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical           12%
Consumer Non-Cyclical        2%
Health Care                 13%
Industrial                   5%
Services                    17%
Technology                  51%


TOP TEN HOLDINGS - MARCH 31, 2002

Marvell Technology Group                          3.6%
Precise Software Solutions                        3.2%
Corporate Executive Board                         2.9%
Factset Research Systems                          2.7%
Photon Dynamics                                   2.7%
Cymer                                             2.7%
Pharmaceutical Product Development                2.5%
RF Micro Devices                                  2.4%
Business Objects ADR                              2.4%
Medicis Pharmaceutical, Cl A                      2.3%
------------------------------------------------------
% of Portfolio Investments
in Common Stock                                  27.4%

                                [LOGO OMITTED] 5

            PBHG FUNDS

PBHG GROWTH FUND
PORTFOLIO MANAGER: Gary L. Pilgrim, CFA

 PBHG GROWTH FUND PBHGX


Portfolio Profile

OBJECTIVE:  Capital appreciation.

INVESTS IN:  Small to medium-sized growth companies.

STRATEGY: The PBHG Growth Fund seeks capital appreciation by investing primarily in common stocks of small- and medium-sized U.S. growth companies. These companies, in the opinion of Pilgrim Baxter, have strong business momentum, earnings growth and capital appreciaton. The Fund is aggressive and should be considered a long-term investment. The Fund is currently focusing primarily on those growth securities whose market capitalizations or annual revenues are $2 billion or less at the time of purchase.

Performance

    For the year ended March 31, 2002, the Fund's PBHG Class total return was -12.88% and the Advisor Class return was -13.05% versus returns of 4.95% for the Russell 2000(R) Growth Index, 4.71% for the Russell Midcap(R) Growth Index and -0.93% for all funds classified as mid-cap growth funds by Lipper, Inc. It would be an understatement to say that the past year has been a difficult environment for growth investors in the aftermath of the high-flying technology-driven returns produced from 1998 to early 2000. Investment strategies that emphasize companies with high price-to-earnings ratios and high growth rates were at a distinct disadvantage this past year. As the technology boom faded and the economy slid into a recession led by cutbacks in information technology capital spending, we underestimated the tremendous impact these issues would have on the companies in our portfolio. Additionally, investors were attracted to lower risk, lower P/E type investments, which put valuation pressure on the higher P/E companies found in our portfolio. While we made adjustments to respond to an environment of declining expectations and lowered risk tolerance, our delayed reaction to the reduced earnings outlook for most technology companies was detrimental to our performance. Most of our underperformance can be attributed to our major weighting in the technology sector, approximately 40% higher relative to the Russell 2000(R) Growth Index. Within the Index, technology and energy were the only two sectors of note to post negative returns for the year. Again, this underlines the burden of being wrong with an overweight position in technology. Furthermore, eliminating companies with weakened earnings outlooks backfired in the fourth quarter, as downtrodden, low-priced technology stocks staged a sharp recovery. On a positive note, our overweight position in the health care sector provided a partial offset. Lastly, our holdings in consumer cyclicals underperformed while our typically underweight position in the financial sector also proved to be a disadvantage. As disappointing as these two back-to-back years of weak performance are, the basic cause is the same -- a recessionary economic environment combined with the outperformance of other investment disciplines over aggressive growth strategies such as ours. As our fiscal year drew to a close and first quarter earnings reports began to come in, we found the preannouncement period to be fairly benign. It appears that the risk of negative earnings surprises has diminished and that corporate managements have set earnings guidance at achievable levels. We are hopeful that our efforts to identify sustainable growth companies will produce better results going forward.

Portfolio Discussion

    As the environment for technology deteriorated during the year, the portfolio evolved to become more balanced relative to the benchmark. This resulted in a similar exposure, relative to the benchmark in the consumer, energy, health care and technology sectors. Our lack of exposure to the basic materials, transportation and utilities sectors continued, while our interest in education stocks led us to an overweight position in the services area. Reviewing our winners and losers from the last year reveals that once again it is the pattern of earnings outcomes that best explain a holding's performance. In health care, three of our top stocks Accredo Health, Cytyc and Laboratory Corporation of America, all beat analyst's estimates while a fourth success, Minimed, was acquired by Medtronic at a price premium. Apollo Group and Career Education were standouts in the services sector while defense electronics holdings L-3 Communications and Alliant Techsystems led the industrial sector. Polycom, from the consumer cyclical area, was the best performing stock in the entire portfolio. Our large position in long-time holding Bed Bath & Beyond also proved to be a winner for the year. There were a few bright lights from the technology sector. Approximately 40% of the stocks owned in the technology sector produced positive returns. Among those, NVIDIA, Microchip, QLogic, Novellus, Teradyne, UTStarcom and Lam Research had the greatest positive impact on performance. Again, good earnings and rising expectations explain our successes across sectors. Hopefully, our semiconductor-related holdings, often an early leader in technology, will help point the way to better times ahead. Holdings from the technology area that negatively contributed to performance were NetIQ, Mercury Interactive, SmartForce, Micromuse, Citrix Systems and Peregrine Systems. These stocks, all software companies, suffered an average decline of over 40% during the holding period. As we saw little or no evidence of improvement in business trends, all of these holdings, with the exception of Mercury Interactive, were sold. We believe Mercury appears on track to post better results, having just reported a much better than expected March quarter. Away from technology, other disappointing holdings included Invitrogen and Noven Pharmaceuticals (health care), Lamar Advertising (services), PerkinElmer (industrial) and Macrovision and Gemstar-TV Guide International (consumer cyclical). In the energy area, Hanover Compressor (our only energy holding for most of the year), got caught up in a minor version of Enron-type accounting issues and declined over 60% before the company was able to make some changes and reassure investors.
    Admittedly, this was a year with which we were less than pleased. Our focus on bottom-up stock selection suffered as declines in stock prices preceded the actual appearance of weak earnings. We were not well prepared for events such as earlier technology overspending and its effect on subsequent demand and a Fed policy determined to slow economic activity. However, it appears the worst may be behind us, as the economy appears to be improving steadily and earnings outlooks are taking on a more realistic tone, particularly in select areas of the technology sector. Experience convinces us that our disciplines will ultimately prove productive again and we remain optimistic. While the past year has been difficult on our shareholders, we promise you our continued best efforts in the future as we work diligently to justify your confidence in our efforts and the Fund.

                                [LOGO OMITTED] 6

                                             PBHG FUNDS

                                                                PBHG GROWTH FUND

                                                          PBHG GROWTH FUND PBHGX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                       Medium       MARKET CAPITALIZATION
------------------X---
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                           AVERAGE ANNUAL TOTAL RETURN1
                                               AS OF MARCH 31, 2002

                                     One    Annualized Annualized Annualized Annualized
                                    Year      3 Year     5 Year    10 Year   Inception
                                   Return     Return     Return    Return     to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Growth Fund -
     PBHG Class2                  (12.88)%    (2.02)%     1.82%    11.25%    13.16%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Growth Fund -
     Advisor Class3               (13.05)%    (2.23)%     1.59%    11.10%    13.07%
---------------------------------------------------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG GROWTH FUND - PBHG CLASS, VERSUS THE RUSSELL 2000(R)
            GROWTH INDEX AND THE LIPPER MID-CAP GROWTH FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                      PBHG                                   LIPPER
                  GROWTH FUND-        RUSSELL 2000(R)    MID-CAP GROWTH
                   PBHG CLASS          GROWTH INDEX4     FUNDS AVERAGE5
12/31/85           $10,000                $10,000            $10,000
1/31/86             10,250                 10,228             10,234
2/28/86             11,080                 10,983             10,964
3/31/86             11,510                 11,482             11,535
4/30/86             11,640                 11,763             11,687
5/31/86             12,580                 12,194             12,305
6/30/86             12,680                 12,233             12,438
7/31/86             11,700                 10,918             11,370
8/31/86             12,380                 11,153             11,844
9/30/86             11,240                 10,245             10,913
10/31/86            12,193                 10,766             11,489
11/30/86            12,676                 10,718             11,582
12/31/86            12,394                 10,358             11,322
1/31/87             14,728                 11,691             12,813
2/28/87             16,509                 12,823             13,951
3/31/87             16,871                 13,175             14,107
4/30/87             16,911                 12,767             13,904
5/31/87             17,046                 12,677             14,019
6/30/87             16,508                 12,991             14,176
7/31/87             16,604                 13,302             14,659
8/31/87             17,548                 13,687             15,268
9/30/87             17,524                 13,413             14,998
10/31/87            12,898                  8,994             11,082
11/30/87            11,840                  8,399             10,339
12/31/87            13,832                  9,273             11,660
1/31/88             13,566                  9,454             11,716
2/29/88             14,814                 10,334             12,554
3/31/88             14,660                 10,888             12,736
4/30/88             15,011                 11,151             12,968
5/31/88             14,576                 10,783             12,746
6/30/88             15,684                 11,579             13,655
7/31/88             14,969                 11,363             13,251
8/31/88             14,099                 10,950             12,741
9/30/88             14,744                 11,260             13,242
10/31/88            14,449                 11,073             13,089
11/30/88            14,119                 10,642             12,771
12/31/88            14,780                 11,162             13,335
1/31/89             15,792                 11,638             14,120
2/28/89             15,553                 11,667             14,046
3/31/89             15,244                 11,991             14,354
4/30/89             16,467                 12,588             15,273
5/31/89             18,020                 13,191             16,093
6/30/89             17,004                 12,767             15,626
7/31/89             18,401                 13,365             16,678
8/31/89             19,177                 13,749             17,205
9/30/89             19,896                 13,907             17,368
10/31/89            18,852                 13,146             16,700
11/30/89            18,698                 13,263             16,893
12/31/89            19,109                 13,413             17,116
1/31/90             17,501                 12,029             15,658
2/28/90             18,537                 12,485             16,114
3/31/90             19,377                 13,057             16,834
4/30/90             18,948                 12,669             16,425
5/31/90             21,627                 13,799             18,184
6/30/90             21,823                 13,881             18,311
7/31/90             20,716                 13,250             17,720
8/31/90             17,984                 11,332             15,583
9/30/90             15,483                 10,259             14,353
10/31/90            14,787                  9,683             13,903
11/30/90            16,614                 10,574             15,130
12/31/90            17,266                 11,078             15,923
1/31/91             19,518                 12,118             17,332
2/28/91             20,782                 13,510             18,759
3/31/91             22,659                 14,462             19,849
4/30/91             22,284                 14,290             19,656
5/31/91             23,271                 14,980             20,717
6/30/91             20,664                 13,961             19,481
7/31/91             22,323                 14,593             20,776
8/31/91             23,449                 15,238             21,684
9/30/91             23,074                 15,467             21,675
10/31/91            23,745                 16,126             22,449
11/30/91            22,724                 15,285             21,632
12/31/91            26,179                 16,748             24,477
1/31/92             27,174                 18,064             25,079
2/29/92             27,447                 18,257             25,460
3/31/92             25,782                 17,207             24,271
4/30/92             24,862                 16,208             23,312
5/31/92             24,688                 16,171             23,417
6/30/92             23,544                 15,140             22,445
7/31/92             23,420                 15,615             23,278
8/31/92             22,649                 15,014             22,715
9/30/92             23,644                 15,433             23,196
10/31/92            25,061                 16,068             24,122
11/30/92            28,298                 17,568             25,876
12/31/92            33,612                 18,050             26,660
1/31/93             33,003                 18,274             27,118
2/28/93             30,891                 17,281             26,044
3/31/93             34,668                 17,726             26,995
4/30/93             33,868                 17,164             26,117
5/31/93             37,613                 18,193             27,732
6/30/93             39,822                 18,236             28,023
7/31/93             40,302                 18,418             28,188
8/31/93             43,375                 19,300             29,741
9/30/93             47,344                 19,938             30,776
10/31/93            48,145                 20,514             31,102
11/30/93            46,320                 19,684             30,070
12/31/93            49,312                 20,461             31,351
1/31/94             51,258                 21,006             32,247
2/28/94             51,777                 20,913             32,031
3/31/94             47,592                 19,629             30,199
4/30/94             47,884                 19,659             30,184
5/31/94             45,192                 19,218             29,668
6/30/94             41,591                 18,397             28,303
7/31/94             42,888                 18,659             28,994
8/31/94             47,657                 20,028             30,936
9/30/94             49,052                 20,112             30,936
10/31/94            50,577                 20,326             31,620
11/30/94            49,571                 19,504             30,371
12/31/94            51,654                 19,964             30,957
1/31/95             49,122                 19,557             30,682
2/28/95             51,849                 20,461             32,047
3/31/95             54,219                 21,058             33,178
4/30/95             53,667                 21,375             33,434
5/31/95             54,089                 21,655             34,026
6/30/95             59,998                 23,147             36,438
7/31/95             67,238                 24,951             39,357
8/31/95             67,141                 25,259             39,916
9/30/95             70,712                 25,779             41,157
10/31/95            72,660                 24,511             40,297
11/30/95            75,550                 25,593             41,715
12/31/95            77,660                 26,160             41,920
1/31/96             74,186                 25,944             41,974
2/29/96             79,673                 27,127             43,729
3/31/96             82,140                 27,663             44,446
4/30/96             89,056                 29,787             47,659
5/31/96             93,114                 31,314             49,494
6/30/96             89,348                 29,280             47,529
7/31/96             80,128                 25,705             42,957
8/31/96             84,218                 27,608             45,624
9/30/96             91,621                 29,030             48,722
10/31/96            85,192                 27,778             47,270
11/30/96            87,465                 28,550             48,750
12/31/96            85,290                 29,107             48,399
1/31/97             85,225                 29,834             50,151
2/28/97             76,102                 28,032             47,343
3/31/97             68,375                 26,054             44,209
4/30/97             68,667                 25,753             44,452
5/31/97             77,141                 29,623             49,488
6/30/97             80,420                 30,628             51,591
7/31/97             85,972                 32,197             55,713
8/31/97             84,153                 33,163             55,513
9/30/97             90,192                 35,810             59,560
10/31/97            85,160                 33,659             56,498
11/30/97            82,465                 32,856             55,792
12/31/97            82,433                 32,875             56,278
1/31/98             80,290                 32,436             55,462
2/28/98             87,757                 35,300             60,448
3/31/98             91,653                 36,781             63,313
4/30/98             92,010                 37,006             63,876
5/31/98             83,569                 34,318             60,248
6/30/98             88,212                 34,668             62,724
7/31/98             80,095                 31,773             59,293
8/31/98             60,388                 24,439             46,996
9/30/98             65,063                 26,916             50,342
10/31/98            66,524                 28,320             52,849
11/30/98            72,530                 30,517             57,013
12/31/98            82,920                 33,279             63,958
1/31/99             84,705                 34,776             66,503
2/28/99             76,167                 31,595             61,675
3/31/99             79,576                 32,720             65,881
4/30/99             76,102                 35,609             68,925
5/31/99             78,764                 35,666             68,842
6/30/99             88,764                 37,545             74,412
7/31/99             87,530                 36,384             73,422
8/31/99             89,803                 35,023             73,231
9/30/99             96,978                 35,698             74,359
10/31/99           105,776                 36,613             80,776
11/30/99           122,561                 40,484             90,308
12/31/99           159,576                 47,620            106,933
1/31/2000          159,543                 47,176            105,147
2/29/2000          216,428                 58,153            129,815
3/31/2000          197,803                 52,040            124,765
4/30/2000          166,851                 46,786            112,713
5/31/2000          151,392                 42,689            103,820
6/30/2000          180,997                 48,203            117,856
7/31/2000          168,367                 44,072            113,814
8/31/2000          198,511                 48,708            128,655
9/30/2000          182,277                 46,288            123,972
10/31/2000         166,582                 42,531            115,108
11/30/2000         120,137                 34,809             94,055
12/31/2000         122,895                 36,939            100,639
1/31/2001          129,968                 39,929            102,963
2/28/2001          101,003                 34,455             88,178
3/31/2001           85,908                 31,323             78,046
4/30/2001          101,833                 35,157             88,660
5/31/2001          100,212                 35,972             88,864
6/30/2001          101,319                 36,953             88,624
7/31/2001           92,033                 33,800             83,413
8/31/2001           81,600                 31,689             77,349
9/30/2001           69,588                 26,576             65,793
10/31/2001          73,342                 29,133             70,234
11/30/2001          78,479                 31,565             76,296
12/31/2001          80,454                 33,530             79,431
1/31/2002           76,266                 32,337             76,874
2/28/2002           70,101                 30,244             72,676
3/31/2002          $74,843                $32,873            $77,466

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

2 The PBHG Growth Fund-PBHG Class commenced operations on December 19, 1985.

3 The performance shown for the Advisor Class (formerly known as the Trust
  Class) prior to its inception on August 16, 1996, is based on the performance and expenses of the PBHG Class. Subsequent to August 16, 1996, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2002 was (1.95)%.

4 The Russell 2000(R) Growth Index is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. The chart assumes $10,000 invested in the Russell 2000(R) Growth Index at that month's end, December 31, 1985.

5 The Lipper Mid-Cap Growth Funds Average represents the average performance of
  495 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Mid-Cap Growth Funds Average at that month's end, December 31, 1985.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials          1%
Consumer Cyclical        16%
Consumer Non-Cyclical    1%
Energy                   7%
Financial                4%
Health Care              22%
Industrial               5%
Services                 15%
Technology               29%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Microchip Technology                              3.1%
Apollo Group, Cl A                                2.9%
Varian Medical Systems                            2.7%
BISYS Group                                       2.6%
Laboratory Corporation of America                 2.5%
Alliant Techsystems                               2.2%
Electronic Arts                                   2.2%
Pharmaceutical Product Development                2.2%
Express Scripts, Cl A                             2.1%
Semtech                                           2.1%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  24.6%

                                [LOGO OMITTED] 7

            PBHG FUNDS

PBHG LARGE CAP 20 FUND
PORTFOLIO MANAGER: Michael S. Sutton, CFA

 PBHG LARGE CAP 20 FUND PLCPX


Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Growth securities, such as common stocks, of generally no more than 20 large capitalization companies.

STRATEGY: These stocks are primarily those that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

Performance
    Growth stocks continued to bear the brunt of exceptionally difficult market conditions during our fiscal year ending March 31, 2002. Consequently, PBHG Large Cap 20 Fund's PBHG Class declined 14.94% and the Advisor Class declined 14.27% for this period. The Fund trailed the benchmark S&P 500 Index, which was flat at 0.24%, and lagged the more style similar Russell 1000(R) Growth Index, which fell 2.00% for the same period. Clearly we are disappointed with our performance and are working diligently to improve upon these results.
    The recurring theme throughout most of the year was the continuing rotation out of previously favored growth-oriented investments into perceived safer investments, such as deep value stocks. As investors grappled with bad news during the year, including the tragic events of September 11, slumping economic conditions and questionable accounting practices, stocks were unable to regain their footing for any sustainable length of time. Investor sentiment was further dampened due to increasing layoffs, persistent profit warnings and disappointing corporate earnings. Although the Federal Reserve cut rates aggressively throughout the calendar year 2001 in a committed effort to stimulate the ailing economy, it generally remained unresponsive. More recently these efforts have started to revive growth, as we are seeing some signs of strength starting to stir in the economic environment. All was not lost over the past year, however, especially in the second and fourth quarters of 2001. Sectors that performed poorly in the third quarter, such as technology and consumer cyclical, lifted returns during the second and fourth quarters. The fourth quarter was especially strong. Stocks benefited from an increase in consumer confidence resulting from both the Feds aggressive monetary easing and the public's positive view on the progress in the war against terrorism. It appeared that those stocks that had valuations fall the most in previous quarters bounced the highest during the final quarter of 2001. While our positions in the consumer cyclical, industrial and services sectors illustrated this theme and contributed positively to performance, our underweight position in technology compared to the benchmark dragged on returns. However, amid dwindling hopes in the first quarter of this year, the improving fundamentals for technology stocks failed to materialize and these stocks began to fall.
    Corporate accounting also became a major issue during the first quarter of 2002, as the Enron situation spread panic and worry. Our belief is that, unfortunately, this is just the tip of the iceberg and we will continue to see the market focus on accounting issues until the excesses are washed out. For non-diversified portfolios, this risk is exacerbated because position sizes are larger and the shock absorption benefits of diversification are not available.

Portfolio Discussion

    The underperformance of the Fund can be attributed to the dismal returns of three sectors, technology, utilities and industrials with the technology sector providing the biggest drag on results. The technology sector suffered primarily from the continued slowdown in capital equipment purchases by the telecommunications services sector, which started late in fiscal year 2001 and continued throughout the past fiscal year. While most telecommunication equipment suppliers were hurt by these conditions, the faster growing smaller companies suffered more due to their higher expected growth rates. Two portfolio holdings that were hit the hardest were ONI Systems and Sonus Networks. The slashing of the capital expenditure budgets by major telecommunication carriers reduced by half the expected revenues and earnings for both companies. Additionally, independent power producer Calpine, in which we had a significant exposure, lost its business momentum as the energy crunch abated due to decreased demand in a slow economy, lower oil and natural gas prices and milder weather conditions. Another sector that weighed on Fund performance was the industrial sector. The slowdown in order patterns to the electronic manufacturing services companies and Tyco International's bad case of "Enronitis" caused this sector to stumble. With regard to the former, our holding of Flextronics International was negatively impacted by the drop in order patterns from the large original equipment manufacturers. This slowdown came on much faster than most analysts had predicted, including us. Tyco International was battered due to their complex accounting practices for merger and acquisition activities.
    Two bright spots this past fiscal year were the Fund's holdings in the health care and services sectors. The largest contributor in the healthcare sector this past fiscal year was Quest Diagnostics, the clinical laboratory testing company. Quest Diagnostics has benefited from the ongoing move by hospitals and physicians to outsource their clinical testing services. This outsourcing of tests frees up time and expenses for these already cost conscious institutions. In the services sector, Concord EFS, the electronic transaction processing and fund transfer services company, was the Fund's best performing stock. Concord EFS' business model continues to grow revenues and improve operating margins due to the steady growth in purchases made using personal debit cards.
    The elements for renewed economic growth appear to be in place, as many stocks that were trapped in depressed territory have started to experience some positive returns over the past few months. We believe that the current low interest rate environment will continue, inflation will likely remain in check and earnings have probably bottomed. As these conditions are generally favorable for financial assets, we expect to see growth stocks begin to perform more in line with historical averages.
    While the tensions in the Middle East and lingering job market softness may continue to impact the market, we will be watching for more signs of renewed economic growth and the attractive investment opportunities we believe accompany these conditions. In seeking the fastest growing quality companies, we look for those businesses that are in good situations that we believe are getting better. The past year was very difficult for our discipline given the economic climate and the market's heightened sensitivity to valuation. As history would indicate, we expect that economic recovery should again favor our investment discipline, which seeks fast growing companies. Regardless of near-term market volatility, we will remain committed to our disciplined investment strategy, keeping the portfolio invested to capture the benefits of economic growth as it unfolds. Thank you for your continued confidence.

                                [LOGO OMITTED] 8

                                       PBHG FUNDS

                                                          PBHG LARGE CAP 20 FUND

                                                    PBHG LARGE CAP 20 FUND PLCPX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                  x     Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                        AS OF MARCH 31, 2002

                                              One   Annualized Annualized  Annualized
                                             Year     3 Year     5 Year     Inception
                                            Return    Return     Return      to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap 20 Fund - PBHG Class2        (14.94)%   (5.07)%    17.65%     14.79%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap 20 Fund - Advisor Class3     (15.17)%   (5.17)%    17.58%     14.72%
---------------------------------------------------------------------------------------------------------------------------


           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG
            LARGE CAP 20 FUND - PBHG CLASS, VERSUS THE S&P 500 INDEX, RUSSELL
            1000(R) GROWTH INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

                                                            [LINE CHART OMITTED]
                                                            PLOT POINTS FOLLOWS:

                   PBHG LARGE                                        LIPPER LARGE -
                   CAP 20 FUND -              S&P                      CAP GROWTH               RUSSELL 1000(R)
                   PBHG CLASS              500 INDEX4                FUNDS AVERAGE6              GROWTH INDEX5
11/29/96             $10,000                $10,000                     $10,000                     $10,000
11/30/96              10,000                 10,000                      10,000                      10,000
12/31/96               9,841                  9,802                       9,762                       9,804
1/31/97               10,462                 10,414                      10,357                      10,492
2/28/97               10,001                 10,496                      10,196                      10,421
3/31/97                9,260                 10,065                       9,667                       9,857
4/30/97                9,881                 10,666                      10,178                      10,512
5/31/97               10,912                 11,315                      10,883                      11,270
6/30/97               11,523                 11,821                      11,335                      11,721
7/31/97               12,854                 12,761                      12,382                      12,758
8/31/97               12,234                 12,047                      11,813                      12,011
9/30/97               12,914                 12,706                      12,439                      12,602
10/31/97              12,424                 12,283                      11,994                      12,137
11/30/97              12,494                 12,851                      12,267                      12,652
12/31/97              13,084                 13,071                      12,431                      12,794
1/31/98               13,355                 13,216                      12,615                      13,176
2/28/98               15,097                 14,168                      13,606                      14,168
3/31/98               15,998                 14,893                      14,219                      14,732
4/30/98               16,278                 15,043                      14,431                      14,936
5/31/98               15,848                 14,785                      14,065                      14,512
6/30/98               17,589                 15,385                      14,878                      15,401
7/31/98               17,609                 15,221                      14,741                      15,299
8/31/98               14,516                 13,023                      12,338                      13,003
9/30/98               16,708                 13,858                      13,181                      14,002
10/31/98              17,069                 14,985                      14,076                      15,127
11/30/98              18,320                 15,893                      15,053                      16,278
12/31/98              21,960                 16,809                      16,570                      17,746
1/31/99               23,995                 17,512                      17,587                      18,788
2/28/99               22,294                 16,968                      16,880                      17,929
3/31/99               24,400                 17,647                      17,839                      18,874
4/30/99               23,337                 18,330                      17,948                      18,898
5/31/99               22,527                 17,897                      17,400                      18,317
6/30/99               24,178                 18,891                      18,627                      19,600
7/31/99               23,540                 18,301                      18,074                      18,977
8/31/99               24,512                 18,210                      18,079                      19,287
9/30/99               25,372                 17,711                      17,911                      18,882
10/31/99              28,136                 18,831                      19,161                      20,308
11/30/99              33,614                 19,214                      20,187                      21,404
12/31/99              44,567                 20,346                      22,558                      23,630
1/31/2000             43,320                 19,324                      21,695                      22,522
2/29/2000             51,964                 18,958                      23,113                      23,623
3/31/2000             53,163                 20,813                      24,433                      25,313
4/30/2000             47,264                 20,186                      23,094                      24,109
5/31/2000             41,293                 19,772                      21,815                      22,895
6/30/2000             49,926                 20,259                      23,342                      24,630
7/31/2000             49,542                 19,943                      22,889                      23,603
8/31/2000             56,665                 21,181                      24,830                      25,741
9/30/2000             51,916                 20,063                      23,141                      23,306
10/31/2000            46,677                 19,978                      22,082                      22,203
11/30/2000            35,502                 18,403                      19,260                      18,930
12/31/2000            34,725                 18,493                      19,258                      18,331
1/31/2001             35,483                 19,149                      19,826                      19,597
2/28/2001             29,172                 17,403                      16,973                      16,270
3/31/2001             24,542                 16,301                      15,313                      14,500
4/30/2001             27,008                 17,568                      16,882                      16,334
5/31/2001             26,719                 17,685                      16,742                      16,093
6/30/2001             25,741                 17,255                      16,242                      15,721
7/31/2001             24,652                 17,085                      15,712                      15,328
8/31/2001             22,089                 16,016                      14,446                      14,074
9/30/2001             20,008                 14,722                      12,998                      12,669
10/31/2001            21,111                 15,003                      13,520                      13,334
11/30/2001            22,819                 16,154                      14,777                      14,615
12/31/2001            22,447                 16,295                      14,821                      14,587
1/31/2002             20,918                 16,058                      14,476                      14,330
2/28/2002             20,325                 15,748                      13,820                      13,735
3/31/2002            $20,876                $16,340                     $14,395                     $14,210


1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

2 The PBHG Large Cap 20 Fund - PBHG Class commenced operations on November 29,
  1996.

3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to March 31, 2002 was (33.50)%.

4 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

5 The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

6 The Lipper Large-Cap Growth Funds Average represents the average performance of 851 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Large Cap Growth Funds Average at that month's end, November 30, 1996.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical      12%
Financial               8%
Health Care            48%
Industrial              1%
Services               13%
Technology             18%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Concord EFS                                       8.2%
Pfizer                                            7.6%
UnitedHealth Group                                7.2%
Home Depot                                        7.1%
Laboratory Corporation of America                 7.1%
Freddie Mac                                       6.6%
Johnson & Johnson                                 6.6%
Applied Materials                                 5.9%
Microsoft                                         5.6%
Amgen                                             5.3%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  67.2%

                                [LOGO OMITTED] 9

            PBHG FUNDS

PBHG LARGE CAP GROWTH FUND
PORTFOLIO MANAGER: Michael S. Sutton, CFA

 PBHG LARGE CAP GROWTH FUND PBHLX


Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Companies that have market capitalizations above $10 billion at the time of purchase.

STRATEGY: These stocks are primarily those that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

Performance
    Growth stocks continued to bear the brunt of exceptionally difficult market conditions during our fiscal year ending March 31, 2002. Consequently, PBHG Large Cap Growth Fund's PBHG Class declined 14.10% and the Advisor Class declined 14.29% for this period. The Fund trailed the benchmark S&P 500 Index, which was flat at 0.24%, and lagged the more style similar Russell 1000(R) Growth Index, which fell 2.00% for the same period. Clearly we are disappointed with our performance and are working diligently to improve upon these results.
    The recurring theme throughout most of the year was the continuing rotation out of previously favored growth-oriented investments into perceived safer investments, such as deep value stocks. As investors grappled with bad news during the year, including the tragic events of September 11, slumping economic conditions and questionable accounting practices, stocks were unable to regain their footing for any sustainable length of time. Investor sentiment was further dampened due to increasing layoffs, persistent profit warnings and disappointing corporate earnings. Although the Federal Reserve cut rates aggressively throughout the calendar year 2001 in a committed effort to stimulate the ailing economy, it generally remained unresponsive. More recently these efforts have started to revive growth, as we are seeing some signs of strength starting to stir in the economic environment. All was not lost over the past year, however, especially in the second and fourth quarters of 2001. Sectors that performed poorly in the third quarter, such as technology and consumer cyclical, lifted returns during the second and fourth quarters. The fourth quarter was especially strong. Stocks benefited from an increase in consumer confidence resulting from both the Fed's aggressive monetary easing and the public's positive view on the progression in the war against terrorism. It appeared that those stocks that had valuations fall the most in previous quarters bounced the highest during the final quarter of 2001. While our positions in the consumer cyclical, industrial and services sectors illustrated this theme and contributed positively to performance, our underweight position in technology compared to the benchmark dragged on returns. However, amid dwindling hopes in the first quarter of this year, the improving fundamentals for technology stocks failed to materialize and these stocks began to fall once again.
    Corporate accounting also became a major issue during the first quarter of 2002, as the Enron situation spread panic and worry. Our belief is that, unfortunately, this is just the tip of the iceberg and we will continue to see the market focus on accounting issues until the excesses are washed out.


Portfolio Discussion

    During a fiscal year when the S&P 500 Index rose just 0.24% and the Nasdaq Composite Index gained a modest 0.35%, the definition of a successful investment for aggressive growth investors was a stock that didn't decline much. Fund holdings Calpine, AES and Mirant, all independent power producers (IPPs), lost their business momentum, as the energy crunch abated due to decreased demand in a slow economy, lower oil and natural gas prices and milder weather conditions. Additionally, stock selection in the consumer cyclical sector detracted from results. For example, AOL Time Warner (AOL) and Gemstar-TV Guide International suffered from the negative impact soft economic data had on companies with ties to the advertising market.
    Another industry that proved disappointing was pharmaceuticals. During economic slowdowns, these stocks have historically been very rewarding. This was not the case over the previous 12 months, as pharmaceutical stocks demonstrated lackluster performance. Technology stock performance also remained problematic. Fortunately, our weighting in this sector was in line with that of the S&P 500 Index this fiscal year.
    On the positive side, Concord EFS continued to possess superior fundamentals. We were therefore rewarded by an appreciating stock price. United Health Group, which we purchased during the fiscal year, also showed accelerating business fundamentals and strong investment performance. Omnicom Group, a world leader in advertising, also did well over the last year, as the prospects for an economic rebound and an appreciation for their dominant global footprint attracted investors.
    The elements for renewed economic growth appear to be in place, as many stocks that were trapped in depressed territory have started to experience some positive returns over the past few months. We believe that the current low interest rate environment will continue, inflation will likely remain in check and earnings have probably bottomed. As these conditions are generally favorable for financial assets, we expect to see growth stocks begin to perform more in line with historical averages.
    While the tensions in the Middle East and lingering job market softness may continue to impact the market, we will be watching for more signs of renewed economic growth and the attractive investment opportunities we believe accompany these conditions. In seeking the fastest growing quality companies, we look for those businesses that are in good situations that we believe are getting better. The past year was very difficult for our discipline given the economic climate and the market's heightened sensitivity to valuation. As history would indicate, we expect that economic recovery should again favor our investment discipline, which seeks fast growing companies. Regardless of near-term market volatility, we will remain committed to our disciplined investment strategy, keeping the portfolio invested to capture the benefits of economic growth as it unfolds. Thank you for your continued confidence.

                                [LOGO OMITTED] 10

                                   PBHG FUNDS

                                                      PBHG LARGE CAP GROWTH FUND

                                                PBHG LARGE CAP GROWTH FUND PBHLX

   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                  x     Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                            AVERAGE ANNUAL TOTAL RETURN1
                                                AS OF MARCH 31, 2002

                                      One     Annualized   Annualized    Annualized
                                     Year       3 Year       5 Year       Inception
                                    Return      Return       Return        to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap Growth Fund -
    PBHG Class2                   (14.10)%       2.67%        15.07%       16.86%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap Growth Fund -
    Advisor Class3                (14.29)%       2.58%        15.01%       16.82%
---------------------------------------------------------------------------------------------------------------------------


     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG
             LARGE CAP GROWTH FUND - PBHG CLASS, VERSUS THE S&P 500
          INDEX, RUSSELL 1000(R) GROWTH INDEX AND THE LIPPER LARGE-CAP
                              GROWTH FUNDS AVERAGE

                                                            [LINE CHART OMITTED]
                                                            PLOT POINTS FOLLOWS:

                   PBHG LARGE
                 CAP GROWTH FUND -            S&P 500                 LIPPER MULTI-CAP GROWTH               RUSSELL 1000(R)
                  PBHG CLASS                  INDEX4                     FUNDS AVERAGE6                      GROWTH INDEX5
4/5/95             $10,000                   $10,000                         $10,000                            $10,000
4/30/95             10,000                    10,189                          10,000                             10,000
5/31/95             10,070                    10,595                          10,314                             10,349
6/30/95             10,920                    10,841                          10,819                             10,748
7/31/95             11,740                    11,200                          11,369                             11,195
8/31/95             12,310                    11,229                          11,424                             11,207
9/30/95             13,160                    11,702                          11,799                             11,724
10/31/95            13,510                    11,660                          11,710                             11,732
11/30/95            13,720                    12,172                          12,096                             12,188
12/31/95            13,383                    12,406                          12,053                             12,258
1/31/96             14,146                    12,828                          12,378                             12,668
2/29/96             14,827                    12,947                          12,689                             12,899
3/31/96             14,992                    13,072                          12,727                             12,916
4/30/96             15,880                    13,264                          13,083                             13,256
5/31/96             16,509                    13,606                          13,455                             13,719
6/30/96             16,158                    13,658                          13,336                             13,738
7/31/96             15,023                    13,055                          12,556                             12,933
8/31/96             15,601                    13,330                          12,963                             13,267
9/30/96             16,870                    14,080                          13,830                             14,232
10/31/96            16,365                    14,468                          13,937                             14,319
11/30/96            16,994                    15,561                          14,809                             15,393
12/31/96            16,514                    15,253                          14,457                             15,092
1/31/97             17,247                    16,205                          15,338                             16,151
2/28/97             16,504                    16,332                          15,099                             16,042
3/31/97             14,727                    15,662                          14,316                             15,173
4/30/97             15,626                    16,597                          15,073                             16,181
5/31/97             17,330                    17,606                          16,117                             17,348
6/30/97             18,197                    18,395                          16,786                             18,043
7/31/97             19,860                    19,858                          18,337                             19,639
8/31/97             18,941                    18,746                          17,494                             18,489
9/30/97             20,139                    19,772                          18,421                             19,399
10/31/97            19,282                    19,113                          17,762                             18,682
11/30/97            19,365                    19,997                          18,166                             19,475
12/31/97            20,206                    20,340                          18,410                             19,693
1/31/98             19,893                    20,565                          18,682                             20,282
2/28/98             22,450                    22,047                          20,149                             21,808
3/31/98             23,681                    23,175                          21,058                             22,677
4/30/98             23,817                    23,408                          21,371                             22,991
5/31/98             23,160                    23,006                          20,829                             22,339
6/30/98             24,861                    23,940                          22,032                             23,707
7/31/98             24,621                    23,686                          21,830                             23,550
8/31/98             19,945                    20,266                          18,272                             20,016
9/30/98             21,458                    21,564                          19,519                             21,553
10/31/98            21,573                    23,318                          20,845                             23,286
11/30/98            22,993                    24,731                          22,291                             25,057
12/31/98            26,353                    26,156                          24,538                             27,316
1/31/99             27,213                    27,250                          26,045                             28,920
2/28/99             25,671                    26,403                          24,998                             27,599
3/31/99             27,447                    27,460                          26,418                             29,053
4/30/99             27,157                    28,523                          26,579                             29,090
5/31/99             26,029                    27,850                          25,768                             28,195
6/30/99             27,950                    29,395                          27,585                             30,171
7/31/99             26,933                    28,478                          26,766                             29,212
8/31/99             27,135                    28,336                          26,774                             29,689
9/30/99             27,593                    27,559                          26,525                             29,065
10/31/99            30,363                    29,303                          28,376                             31,261
11/30/99            34,284                    29,899                          29,894                             32,947
12/31/99            44,025                    31,660                          33,407                             36,374
1/31/2000           44,792                    30,069                          32,128                             34,668
2/29/2000           56,129                    29,500                          34,229                             36,363
3/31/2000           54,509                    32,386                          36,183                             38,966
4/30/2000           48,628                    31,412                          34,200                             37,111
5/31/2000           44,409                    30,767                          32,306                             35,243
6/30/2000           52,833                    31,525                          34,567                             37,914
7/31/2000           52,876                    31,033                          33,896                             36,333
8/31/2000           59,709                    32,960                          36,771                             39,623
9/30/2000           56,882                    31,220                          34,270                             35,875
10/31/2000          51,355                    31,088                          32,701                             34,177
11/30/2000          42,661                    28,637                          28,522                             29,139
12/31/2000          43,945                    28,777                          28,519                             28,217
1/31/2001           44,051                    29,798                          29,360                             30,167
2/28/2001           39,143                    27,081                          25,135                             25,045
3/31/2001           34,584                    25,366                          22,677                             22,320
4/30/2001           37,499                    27,337                          25,001                             25,143
5/31/2001           37,438                    27,520                          24,794                             24,772
6/30/2001           36,638                    26,850                          24,053                             24,199
7/31/2001           35,264                    26,586                          23,268                             23,594
8/31/2001           32,364                    24,922                          21,393                             21,665
9/30/2001           28,664                    22,909                          19,249                             19,502
10/31/2001          29,872                    23,346                          20,021                             20,525
11/30/2001          31,835                    25,137                          21,883                             22,497
12/31/2001          31,413                    25,357                          21,949                             22,454
1/31/2002           30,129                    24,987                          21,438                             22,058
2/28/2002           28,589                    24,505                          20,466                             21,142
3/31/2002          $29,706                   $25,427                         $21,318                            $21,874

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Large Cap Growth Fund - PBHG Class commenced operations on April 5,
  1995.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to March 31, 2002 was (26.94)%.
4 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Index reflects the reinvestment oF income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Large-Cap Growth Funds Average represents the average performance of 851 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds Average at that month's end, April 30, 1995.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical           20%
Consumer Non-Cyclical        6%
Financial                    8%
Health Care                 35%
Industrial                   3%
Services                     9%
Technology                  19%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Home Depot                                        4.7%
Forest Laboratories                               4.0%
Laboratory Corporation of America                 3.7%
Microsoft                                         3.3%
Concord EFS                                       3.2%
Johnson & Johnson                                 3.2%
Quest Diagnostics                                 3.2%
Pfizer                                            3.1%
Abbott Laboratories                               3.0%
Wal-Mart Stores                                   3.0%
------------------------------------------------------

% of Total Portfolio Investments
in Common Stock                                  34.4%


                                [LOGO OMITTED] 11

            PBHG FUNDS

PBHG LIMITED FUND
PORTFOLIO MANAGER: Erin A. Piner

 PBHG LIMITED FUND PBLDX


Portfolio Profile

OBJECTIVE:  Long-term capital appreciation.

INVESTS IN:  Common stocks of small sized companies.

STRATEGY: The Fund seeks to invest in small companies that generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index. These are companies that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole as measured by the S&P 500 Index.

Performance

    For the twelve months ending March 31, 2002, PBHG Limited Fund posted a return of 1.17% against the 4.95% return of the Russell 2000(R) Growth Index. Evidence of a contracting economic climate clearly presented itself and drove the fundamental underperformance of most growth companies--particularly information technology companies--throughout the year. Characterized by a confluence of events that previously seemed unimaginable, performance over this period was marked by fits and starts with equal measures of hopefulness and uncertainty as the economy moved toward recovery. As time continues to heal the wounds left by September 11 and the economy regains lost momentum, we remain resolute in our belief that the market will reward our portfolio of small rapidly-growing companies over the year ahead.
    The Fund underperformed the Russell 2000(R) Growth Index in both the second and fourth quarters of fiscal year 2002, but posted healthy returns in the first and third quarters. After exiting the June quarter ahead of our benchmark and cautiously optimistic about the convalescence of the economy, the Fund's returns careened downward throughout the fiscal year's second quarter, culminating in a September month that was the worst in memory. With a gradual return toward stability and the Federal Reserve's continued infusion of liquidity into the economy, the quarter ending December 31, 2001 brought a healthy reversal of fortune to the Fund, which posted a strong return relative to the Index.
    Finally, finishing another tumultuous year, the Fund posted a loss for the quarter ending March 31, 2002, underperforming the Russell 2000(R) Growth. Unfortunately, strong March returns were not enough to compensate for the devastation wrought on small growth stocks during February. In addition to profit concerns, the quarter also grappled with an altogether new fear - distrust over corporate accounting practices brought on by the highly publicized Enron scandal. Such uncertainty tends to drive the underperformance of the less liquid, higher growth, higher P/E stocks that comprise our small growth company portfolio. Yet, through our disciplined process we were able to identify numerous companies showing positive business trends, whose share prices had been unjustly punished. Throughout February, we concentrated the Fund's holdings in the strongest of these opportunities, a process that led to the Fund's notable outperformance in March.

Portfolio Discussion

    At the start of the fiscal year, it appeared to us that the coming investment climate would be more egalitarian with leadership spread broadly among the non-technology sectors. Not only did this prove to be the case across the market indexes, but also within the Fund. While we continued to follow a rigorous bottom-up stock selection process, our sector allocations generally reflected the fact that it was easier to find fast growing companies outside the technology sector than within it.
    Among those stocks that made positive contributions to performance this past year were consumer, health care, services and even a few technology issues. A core Fund holding, Polycom, which provides traditional audio and video conferencing solutions to enterprise customers, saw a counter-cyclical surge in demand for its cost-saving solutions throughout the year and in the wake of the terrorist attacks. Panera Bread, Whole Foods Markets, and Krispy Kreme Doughnuts provided evidence of the resiliency of the consumer throughout this recession. Health care distribution company Accredo Health continued to post strong revenue and earnings growth throughout the year. New additions in the post-secondary education services sector such as Career Education and Corinthian Colleges also added to Fund performance. Several long-term Fund holdings, including Medicis Pharmaceutical, FactSet Research and SurModics, made healthy contributions to Fund performance for the period.
    Despite a difficult year for the technology sector, several technology companies were among the strongest contributors to the Fund for the year. As corporations continued to spend on information technology necessities with high ROI and relatively small ticket prices, performance monitoring solutions company Precise Software Solutions posted healthy revenue and earnings growth that led to strong performance throughout the year. Simple Technology and ChipPAC, technology companies whose fortunes are tied to a cyclical recovery in the semiconductor market, were added toward the end of the year and still placed among the Funds strongest contributors.
    Several other new additions to the portfolio made notable contributions to performance. Among them were some of our top performers, including flat-panel display chip companies Genesis Microchip and Sage, DVD chip company Zoran, and video game software company Activision. Each posted strong fundamental business dynamics and rapid growth within their insulated end markets despite the slowing economy.
    In examining holdings that detracted most from performance, last year's assertion that we were seeing companies with solid fundamentals needlessly punished by the market led us to have more patience with some of our larger technology positions than we should have. Despite the fact that holdings Informatica and Micromuse continued to post strong earnings growth as far out as June 2001, the deterioration in corporate profits and the subsequent freeze in spending ultimately caught up with these companies and estimates had to be ratcheted down. Clearly, we failed to recognize the fact that the market had already been discounting this inevitable outcome.
    Other notable missteps were Natus Medical, Charlotte Russe and Cima Labs. Natus Medical disappointed investors with an unexpected earnings miss in its first quarter as a public company. Specialty retail apparel chain operator Charlotte Russe suffered poor results early the fiscal year due to a fashion miscue and decline in mall traffic as the economy cooled. Cima Labs, a specialty pharmaceutical company surprised investors by announcing that sales would likely fall below expectations for the fourth quarter resulting from a decision to work down inventories that would lower manufacturing sales. These unexpected "hiccups" in business fundamentals are a common risk in any portfolio of rapidly-growing small companies.
    Outside of earnings disappointments, the largest detraction to performance for the period can be explained by our commitment to style purity. In a year where companies with high betas, high P/Es and high growth rates dramatically underperformed, our portfolio of rapidly growing small companies suffered in kind. We look forward to a new year that has already seen the valuation playing field even out and the forecast for the economy improve. As always, we have positioned our portfolio from the bottom up with fundamentally robust small growth companies that we believe stand to benefit from renewed corporate profit growth and a return to healthy economic demand. We sincerely appreciate your continued support and confidence in our ability to provide you with a high-quality portfolio of small aggressive growth companies throughout these trying times.

                                [LOGO OMITTED] 12

                                          PBHG FUNDS

                                                               PBHG LIMITED FUND

                                                         PBHG LIMITED FUND PBLDX

   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                  x     Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                         AS OF MARCH 31, 2002

                               One        Annualized     Annualized     Annualized
                              Year          3 Year         5 Year        Inception
                             Return         Return         Return        to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Limited Fund           1.17%         11.02%         14.38%         10.52%
---------------------------------------------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
            THE PBHG LIMITED FUND, VERSUS THE RUSSELL 2000(R) GROWTH
              INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOWS:

                       PBHG LIMITED                       RUSSELL 2000(R)                   LIPPER SMALL CAP-GROWTH
                           FUND                           GROWTH INDEX3                        FUNDS AVERAGE4
6/28/96                  $10,000                            $10,000                                $10,000
6/30/96                   10,000                             10,000                                 10,000
7/31/96                    9,950                              8,779                                  8,986
8/31/96                   10,320                              9,429                                  9,593
9/30/96                   11,010                              9,915                                 10,201
10/31/96                  10,570                              9,487                                  9,863
11/30/96                  10,560                              9,751                                 10,064
12/31/96                  11,082                              9,941                                 10,195
1/31/97                   11,273                             10,189                                 10,452
2/28/97                   10,048                              9,574                                  9,798
3/31/97                    9,085                              8,898                                  9,145
4/30/97                    8,984                              8,795                                  9,023
5/31/97                   10,741                             10,117                                 10,278
6/30/97                   11,454                             10,460                                 10,877
7/31/97                   12,016                             10,996                                 11,617
8/31/97                   12,257                             11,326                                 11,830
9/30/97                   13,622                             12,230                                 12,800
10/31/97                  13,070                             11,496                                 12,154
11/30/97                  12,809                             11,221                                 11,922
12/31/97                  12,864                             11,228                                 11,983
1/31/98                   12,708                             11,078                                 11,817
2/28/98                   13,756                             12,056                                 12,802
3/31/98                   14,606                             12,562                                 13,457
4/30/98                   14,720                             12,639                                 13,586
5/31/98                   13,621                             11,721                                 12,684
6/30/98                   14,057                             11,840                                 12,981
7/31/98                   13,154                             10,852                                 12,074
8/31/98                   10,509                              8,347                                  9,458
9/30/98                   11,691                              9,193                                 10,185
10/31/98                  11,681                              9,672                                 10,611
11/30/98                  12,770                             10,423                                 11,517
12/31/98                  14,542                             11,366                                 12,764
1/31/99                   15,053                             11,877                                 13,079
2/28/99                   13,422                             10,791                                 11,920
3/31/99                   12,998                             11,175                                 12,489
4/30/99                   12,965                             12,162                                 13,045
5/31/99                   13,966                             12,181                                 13,177
6/30/99                   15,989                             12,823                                 14,384
7/31/99                   15,380                             12,426                                 14,373
8/31/99                   15,358                             11,961                                 14,195
9/30/99                   16,663                             12,192                                 14,559
10/31/99                  18,077                             12,504                                 15,374
11/30/99                  20,524                             13,827                                 17,283
12/31/99                  24,968                             16,264                                 20,394
1/31/2000                 24,821                             16,112                                 20,182
2/29/2000                 32,988                             19,861                                 25,155
3/31/2000                 30,840                             17,773                                 23,822
4/30/2000                 26,583                             15,979                                 21,192
5/31/2000                 23,407                             14,580                                 19,461
6/30/2000                 29,946                             16,463                                 22,699
7/31/2000                 27,677                             15,052                                 21,228
8/31/2000                 30,787                             16,635                                 23,684
9/30/2000                 31,093                             15,809                                 22,793
10/31/2000                27,704                             14,526                                 21,282
11/30/2000                21,645                             11,888                                 17,666
12/31/2000                23,255                             12,616                                 19,186
1/31/2001                 23,758                             13,637                                 19,700
2/28/2001                 19,914                             11,768                                 17,123
3/31/2001                 17,581                             10,698                                 15,515
4/30/2001                 20,474                             12,007                                 17,380
5/31/2001                 21,015                             12,286                                 17,777
6/30/2001                 21,537                             12,621                                 18,276
7/31/2001                 19,932                             11,544                                 17,231
8/31/2001                 18,383                             10,823                                 16,214
9/30/2001                 15,155                              9,077                                 13,706
10/31/2001                16,666                              9,950                                 14,827
11/30/2001                18,141                             10,780                                 15,952
12/31/2001                19,035                             11,452                                 16,935
1/31/2002                 18,108                             11,044                                 16,384
2/28/2002                 15,667                             10,329                                 15,315
3/31/2002                $17,786                            $11,227                                $16,497

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance wouldl have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Limited Fund commenced operations on June 28, 1996.
3 The Russell 2000(R) Growth Index is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
4 The Lipper Small-Cap Growth Funds Average represents the average performance of 442 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average at that month's end, June 30, 1996.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical          13%
Consumer Non-Cyclical       2%
Health Care                15%
Industrial                  6%
Services                   17%
Technology                 47%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Precise Software Solutions                  2.9%
Corporate Executive Board                   2.8%
Photon Dynamics                             2.7%
ChipPAC                                     2.6%
Cymer                                       2.6%
Surmodics                                   2.5%
Panera Bread, Cl A                          2.5%
Factset Research Systems                    2.4%
Pharmaceutical Product Development          2.3%
Zoran                                       2.3%
------------------------------------------------
% of Total Portfolio Investments
in Common Stock                            25.6%

                                [LOGO OMITTED] 13

            PBHG FUNDS

PBHG NEW OPPORTUNITIES FUND
PORTFOLIO MANAGER: Gary L. Pilgrim, CFA

 PBHG NEW OPPORTUNITIES FUND PBNOX


Portfolio Profile

OBJECTIVE: Capital appreciation.

INVESTS IN: The Fund invests at least 65% of its total assets in growth securities, such as common stocks, of companies in economic sectors which we believe have above average growth potential.

STRATEGY: PBHG New Opportunities Fund is a diversified portfolio intended to deliver capital appreciation by investing in small growth companies. The Fund will generally hold stocks of less than 50 small growth companies. It is expected that the Fund will have above average volatility due to the less liquid nature of small growth companies and a strategy of owning a relatively small number of equity securities. The Fund focuses primarily on those growth securities whose market capitalizations or annual revenues are under $1 billion at the time of purchase.

Performance

    For the year ended March 31, 2002, the Fund's total return was -5.98% versus returns of 4.95% for the Russell 2000(R) Growth Index and 6.54% for all funds classified as small-cap growth funds by Lipper, Inc. It would be an understatement to say that the past year was a difficult environment for growth investing in the aftermath of the high-flying technology-driven returns produced from 1998 to early 2000. Investment strategies that emphasize companies with high price-to-earnings ratios and high growth rates were at a distinct disadvantage this past year. As the technology boom faded and the economy slid into a recession led by cutbacks in information technology spending, we underestimated the tremendous impact these issues would have on the companies in our portfolio. Additionally, investors were attracted to lower risk, lower P/E type investments, which put valuation pressure on the higher P/E companies found in our portfolio. We did make adjustments to our technology holdings during the year. As a result our overweight position relative to the benchmark, 42% versus 25% for the benchmark, helped add a small incremental return to the portfolio. Selections in the health care and industrial sectors accounted for most of our performance shortfall. In health care, for example, only a third of our holdings contributed positively to performance. Product delays caused by disappointing drug trials, collaborations with large drug companies that did not achieve expected results and lower than expected earnings accounted for some of the difficulties encountered by our holdings. Noven Pharmaceuticals and Cima Labs were also among the underperforming stocks. Disappointing returns from the industrial sector were primarily a result of our holdings in Analogic, Molecular Devices, and Zygo.
    As disappointing as the year's outcome is to us, we believe the basic cause is the same -- a recessionary economic environment combined with the outperformance of other investment disciplines over aggressive growth strategies such as ours. As our fiscal year drew to a close and first quarter earnings began to come in, we found the preannouncement period to be fairly benign. It appears that the risk of negative earnings surprises has diminished and that corporate managements have set earnings guidance at achievable levels. We are hopeful that our efforts to identify sustainable growth companies will produce better results going forward.

Portfolio Discussion

    During the year, we increased our weighting in the consumer cyclicals sector from 8% to 13% with the addition of two restaurant stocks, Panera Bread and Rare Hospitality. Making up the balance of our increase in this sector was Chico's FAS, a women's apparel retailer. While the number of holdings from the health care sector remained about the same, the overall sector exposure declined by about 10 percentage points as a result of eliminating large holdings such as ArQule, Impath, Noven and Cima Labs. New holdings added during the year included Integra LifeSciences, Province Healthcare, DIANON Systems and Possis Medical. In an effort to achieve some exposure to the improving semiconductor equipment area, we added Photon Dynamics and Cymer from the industrial sector to the portfolio. Giving the Fund exposure to defense electronics was accomplished by our selection of Integrated Defense Technologies. Our weighting in the technology sector increased from 21% to 30% with the addition of Verisity, ATMI, Photronics and Newport, and provided much needed exposure to semiconductor-related activity. Over the course of the year, the number of our holdings increased from 28 to 37 and our weighted average market capitalization rose slightly from about $600 million to almost $800 million. The percentage of holdings under $1 billion declined from 95% to 79%. It remains an objective of our strategy that potential new holdings be under one billion in market cap at the time of purchase.
    Best performing stocks for the year included Numerical Technologies, Verisity, Career Education, Symyx Technologies, Integra LifeSciences Holdings, P.F. Chang's, Panera Bread, Chico's FAS, Websense and ATMI. With the exception of Numerical and Symyx, all still remain in the Fund and are doing well fundamentally. Among the year's losers, the common theme seemed to be disappointing earnings. Our ten worst issues were Skillsoft, Embarcadero Technologies, Noven, OPNET, Cognizant Technology, Centillium, Cima Labs, Simplex Solutions, Molecular Devices and Multilink Technology.
    Admittedly, this was a year with which we were less than pleased. Our focus on bottom-up stock selection suffered as declines in stock prices preceded the actual appearance of weak earnings. We were not well prepared for events such as earlier technology overspending and its effect on subsequent demand and a Fed policy determined to slow economic activity. However it appears the worst may be behind us, as the economy appears to be improving steadily and earnings outlooks are taking on a more realistic tone, particularly in select areas of the technology sector. Experience convinces us that our disciplines will ultimately prove productive again and we remain optimistic. While the past year has been difficult on our shareholders, we promise you our continued best efforts in the future.

                               [LOGO OMITTED] 14

                                 PBHG FUNDS

                                                     PBHG NEW OPPORTUNITIES FUND

                                               PBHG NEW OPPORTUNITIES FUND PBNOX



   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                  x     Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                        AS OF MARCH 31, 2002

                                        One         Annualized     Annualized
                                        Year          3 Year       Inception
                                       Return         Return       to Date2
--------------------------------------------------------------------------------
  PBHG New Opportunities Fund          (5.98)%         39.29%         46.31%
--------------------------------------------------------------------------------


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
            PBHG NEW OPPORTUNITIES FUND, VERSUS THE RUSSELL 2000(R)
           GROWTH INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                           PBHG                    RUSSELL 2000(R)          LIPPER SMALL-CAP GROWTH
                   NEW OPPORTUNITIES FUND           GROWTH INDEX3              FUNDS AVERAGE4
2/12/99                  $10,000                       $10,000                    $10,000
2/28/99                   10,399                        14,461                     10,000
3/31/99                   12,182                        14,976                     10,477
4/30/99                   12,618                        16,299                     10,943
5/31/99                   13,306                        16,324                     11,054
6/30/99                   17,944                        17,184                     12,066
7/31/99                   19,519                        16,653                     12,058
8/31/99                   19,808                        16,030                     11,908
9/30/99                   20,355                        16,339                     12,213
10/31/99                  25,769                        16,758                     12,897
11/30/99                  34,645                        18,530                     14,499
12/31/99                  53,900                        21,796                     17,109
1/31/2000                 56,972                        21,593                     16,931
2/29/2000                 85,782                        26,617                     21,103
3/31/2000                 76,739                        23,819                     19,984
4/30/2000                 55,596                        21,414                     17,778
5/31/2000                 52,462                        19,539                     16,325
6/30/2000                 69,860                        22,063                     19,042
7/31/2000                 55,838                        20,172                     17,808
8/31/2000                 62,904                        22,294                     19,868
9/30/2000                 61,935                        21,186                     19,121
10/31/2000                59,668                        19,467                     17,854
11/30/2000                44,575                        15,932                     14,820
12/31/2000                51,376                        16,907                     16,095
1/31/2001                 50,406                        18,276                     16,526
2/28/2001                 41,341                        15,770                     14,365
3/31/2001                 35,012                        14,337                     13,016
4/30/2001                 37,281                        16,092                     14,580
5/31/2001                 38,101                        16,464                     14,913
6/30/2001                 39,929                        16,913                     15,332
7/31/2001                 35,251                        15,471                     14,455
8/31/2001                 32,667                        14,504                     13,602
9/30/2001                 26,703                        12,164                     11,498
10/31/2001                30,107                        13,334                     12,438
11/30/2001                31,570                        14,447                     13,382
12/31/2001                35,604                        15,347                     14,207
1/31/2002                 34,230                        14,801                     13,745
2/28/2002                 30,170                        13,843                     12,847
3/31/2002                $32,919                       $15,046                    $13,839

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG New Opportunities Fund commenced operations on February 12, 1999.
3 The Russell 2000(R) Growth Index is an unmanaged index comprised of those securities in the Russell 2000(R) Index with A greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
4 The Lipper Small-Cap Growth Funds Average represents the average performance of 442 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average at that month's end, February 28, 1999.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical     14%
Health Care           17%
Industrial            17%
Services              20%
Technology            32%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Integrated Defense Technologies          3.5%
Manhattan Associates                     3.4%
Aspen Technology                         3.3%
Verisity                                 3.3%
FTI Consulting                           3.3%
Corinthian Colleges                      3.2%
Photon Dynamics                          3.2%
Documentum                               3.2%
Panera Bread, Cl A                       3.2%
Career Education                         3.1%
---------------------------------------------
% of Total Portfolio Investments
in Common Stock                         32.7%

                               [LOGO OMITTED] 15

            PBHG FUNDS

PBHG SELECT EQUITY FUND
PORTFOLIO MANAGERS: Michael S. Sutton, CFA, Greg Chodaczek

 PBHG SELECT EQUITY FUND PBHEX


Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Growth securities, such as common stocks, of generally no more than 30 small, medium or large capitalization companies.

STRATEGY: These stocks are primarily those that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

Performance

    Growth stocks continued to bear the brunt of exceptionally difficult market conditions during our fiscal year ending March 31, 2002. Consequently, PBHG Select Equity Fund declined 14.45% during the period. The Fund trailed the benchmark S&P 500 Index, which was flat at 0.24%, and lagged the more style similar Russell 1000(R) Growth Index, which fell 2.00% for the same period. Clearly we are disappointed with our performance and are working diligently to improve upon these results.
    The recurring theme throughout most of the year was the continuing rotation out of previously favored growth-oriented investments into perceived safer investments, such as deep value stocks. As investors grappled with bad news during the year, including the tragic events of September 11, slumping economic conditions and questionable accounting practices, stocks were unable to regain their footing for any sustainable length of time. Investor sentiment was further dampened due to increasing layoffs, persistent profit warnings and disappointing corporate earnings. Although the Federal Reserve cut rates aggressively throughout the calendar year 2001 in a committed effort to stimulate the ailing economy, it generally remained unresponsive. More recently these efforts have started to revive growth, as we are seeing some signs of strength starting to stir in the economic environment. All was not lost over the past year, however, especially in the second and fourth quarters of 2001. Sectors that performed poorly in the third quarter, such as technology and consumer cyclical, lifted returns during the second and fourth quarters. The fourth quarter was especially strong. Stocks benefited from an increase in consumer confidence resulting from both the Fed's aggressive monetary easing and the public's positive view on the progression in the war against terrorism. It appeared that those stocks that had valuations fall the most in previous quarters bounced the highest during the final quarter of 2001. While our positions in the consumer cyclical, industrial and services sectors illustrated this theme and contributed positively to performance, our underweight position in technology compared to the benchmark dragged on returns. However, amid dwindling hopes in the first quarter of this year, the improving fundamentals for technology stocks failed to materialize and these stocks began to fall.
    Corporate accounting also became a major issue during the first quarter of 2002, as the Enron situation spread panic and worry. Our belief is that, unfortunately, this is just the tip of the iceberg and we will continue to see the market focus on accounting issues until the excesses are washed out. For portfolios that invest in a limited number of stocks, this risk is exacerbated because position sizes are larger and the shock absorption benefits of investing in a large number of stocks are not available.


Portfolio Discussion

    The underperformance of the Fund can be attributed to the dismal returns of three sectors; technology; utilities and industrials, with the technology sector providing the biggest drag on results. The technology sector suffered primarily from the continued slowdown in capital equipment purchases by the telecommunications services sector, which started late in fiscal year 2001 and continued throughout the past fiscal year. While most telecommunication equipment suppliers were hurt by these conditions, the faster growing smaller companies suffered more due to their higher expected growth rates. Two portfolio holdings that were hit the hardest were ONI Systems and Sonus Networks. The slashing of the capital expenditure budgets by major telecommunication carriers reduced by half the expected revenues and earnings for both companies. Additionally, Independent Power Producer (IPP's) Calpine, in which we had a significant exposure, Calpine lost its business momentum as the energy crunch abated due to decreased demand in a slow economy, lower oil and natural gas prices and milder weather conditions. Another sector that weighed on Fund performance was the industrial sector. The slowdown in order patterns to the electronic manufacturing services companies and Tyco International's bad case of "Enronitis" caused this sector to stumble. With regard to the former, our holding of Flextronics International was negatively impacted by the drop in order patterns from the large original equipment manufacturers. This slowdown came on much faster than most analysts had predicted, including us. Tyco International was battered due to their complex accounting practices for merger and acquisition activities.
    Two bright spots this past fiscal year were the Fund's holdings in the health care and services sectors. The largest contributor in the healthcare sector this past fiscal year was Quest Diagnostics, the clinical laboratory testing company. Quest Diagnostics has benefited from the ongoing move by hospitals and physicians to outsource their clinical testing services. This outsourcing of tests frees up time and expenses for these already cost conscious institutions. In the services sector, Concord EFS, the electronic transaction processing and fund transfer services company, was the Fund's best performing stock. Concord EFS' business model continues to grow revenues and improve operating margins due to the steady growth in purchases made using personal debit cards.
    The elements for renewed economic growth appear to be in place, as many stocks that were trapped in depressed territory have started to experience some positive returns over the past few months. We believe that the current low interest rate environment will continue, inflation will likely remain in check and earnings have probably bottomed. As these conditions are generally favorable for financial assets, we expect to see growth stocks begin to perform more in line with historical averages.
    While the tensions in the Middle East and lingering job market softness may continue to impact the market, we will be watching for more signs of renewed economic growth and the attractive investment opportunities we believe accompany these conditions. In seeking the fastest growing quality companies, we look for those businesses that are in good situations that we believe are getting better. The past year was very difficult for our discipline given the economic climate and the market's heightened sensitivity to valuation. As history would indicate, we expect that economic recovery should again favor our investment discipline, which seeks fast growing companies. Regardless of near-term market volatility, we will remain committed to our disciplined investment strategy, keeping the portfolio invested to capture the benefits of economic growth as it unfolds. Thank you for your continued confidence.

                                [LOGO OMITTED] 16

                                     PBHG FUNDS

                                                         PBHG SELECT EQUITY FUND

                                                   PBHG SELECT EQUITY FUND PBHEX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
------------------x---
                        Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                          AVERAGE ANNUAL TOTAL RETURN1
                              AS OF MARCH 31, 2002

                                      One     Annualized   Annualized    Annualized
                                     Year       3 Year       5 Year       Inception
                                    Return      Return       Return       to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Select Equity Fund         (14.45)%       1.41%       11.19%        15.87%
---------------------------------------------------------------------------------------------------------------------------


                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                          THE PBHG SELECT EQUITY FUND, VERSUS THE S&P 500 INDEX AND THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                    PBHG SELECT EQUITY                    S&P 500                   LIPPER MULTI-CAP GROWTH
                          FUND                            INDEX3                        FUNDS AVERAGE4
4/5/95                  $10,000                           $10,000                            $10,000
4/30/95                  10,210                            10,189                             10,000
5/31/95                  10,620                            10,595                             10,224
6/30/95                  11,930                            10,841                             10,881
7/31/95                  13,680                            11,201                             11,621
8/31/95                  14,240                            11,229                             11,747
9/30/95                  14,850                            11,702                             12,088
10/31/95                 15,300                            11,661                             11,877
11/30/95                 15,690                            12,172                             12,307
12/31/95                 15,836                            12,406                             12,358
1/31/96                  16,184                            12,828                             12,461
2/29/96                  17,382                            12,947                             12,925
3/31/96                  17,690                            13,072                             13,097
4/30/96                  19,206                            13,265                             13,866
5/31/96                  20,804                            13,606                             14,347
6/30/96                  20,015                            13,658                             13,906
7/31/96                  18,059                            13,055                             12,676
8/31/96                  19,257                            13,331                             13,340
9/30/96                  21,562                            14,080                             14,299
10/31/96                 20,322                            14,468                             14,147
11/30/96                 20,793                            15,561                             14,819
12/31/96                 20,269                            15,253                             14,590
1/31/97                  20,765                            16,205                             15,316
2/28/97                  18,324                            16,332                             14,630
3/31/97                  16,461                            15,663                             13,754
4/30/97                  16,927                            16,597                             14,014
5/31/97                  19,203                            17,607                             15,398
6/30/97                  19,979                            18,395                             15,953
7/31/97                  21,852                            19,858                             17,401
8/31/97                  20,765                            18,747                             17,135
9/30/97                  22,804                            19,773                             18,293
10/31/97                 21,231                            19,113                             17,457
11/30/97                 20,600                            19,997                             17,419
12/31/97                 21,655                            20,340                             17,502
1/31/98                  21,221                            20,565                             17,473
2/28/98                  23,383                            22,047                             18,970
3/31/98                  24,987                            23,176                             19,970
4/30/98                  24,935                            23,409                             20,227
5/31/98                  23,476                            23,007                             19,291
6/30/98                  26,466                            23,941                             20,358
7/31/98                  24,325                            23,686                             19,663
8/31/98                  19,596                            20,266                             16,165
9/30/98                  21,490                            21,564                             17,530
10/31/98                 20,196                            23,318                             18,387
11/30/98                 21,707                            24,732                             19,861
12/31/98                 25,773                            26,157                             22,366
1/31/99                  26,115                            27,251                             23,762
2/28/99                  23,745                            26,404                             22,383
3/31/99                  26,829                            27,460                             23,923
4/30/99                  25,897                            28,524                             24,548
5/31/99                  24,790                            27,850                             24,126
6/30/99                  26,942                            29,396                             25,921
7/31/99                  26,363                            28,479                             25,508
8/31/99                  28,318                            28,336                             25,690
9/30/99                  29,157                            27,560                             25,846
10/31/99                 35,023                            29,304                             27,857
11/30/99                 44,490                            29,899                             30,657
12/31/99                 67,241                            31,660                             36,328
1/31/2000                70,543                            30,070                             35,536
2/29/2000               101,120                            29,501                             42,356
3/31/2000                91,437                            32,387                             41,648
4/30/2000                71,213                            31,412                             37,771
5/31/2000                63,034                            30,768                             35,093
6/30/2000                86,290                            31,526                             39,392
7/31/2000                83,575                            31,033                             38,242
8/31/2000                97,524                            32,961                             42,808
9/30/2000                89,239                            31,221                             40,916
10/31/2000               77,124                            31,089                             37,855
11/30/2000               51,729                            28,638                             31,181
12/31/2000               50,732                            28,778                             32,032
1/31/2001                52,922                            29,799                             33,019
2/28/2001                40,987                            27,082                             27,611
3/31/2001                32,706                            25,366                             24,364
4/30/2001                37,677                            27,337                             27,411
5/31/2001                37,369                            27,520                             27,132
6/30/2001                37,246                            26,851                             26,714
7/31/2001                33,887                            26,586                             25,191
8/31/2001                30,072                            24,922                             23,042
9/30/2001                25,815                            22,910                             19,863
10/31/2001               27,341                            23,346                             21,118
11/30/2001               30,220                            25,137                             23,187
12/31/2001               30,011                            25,358                             23,593
1/31/2002                28,510                            24,988                             22,890
2/28/2002                26,639                            24,506                             21,510
3/31/2002               $27,981                           $25,428                            $22,695

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

2 The PBHG Select Equity Fund commenced operations on April 5, 1995.

3 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

4 The Lipper Multi-Cap Growth Funds Average represents the average performance of 491 mutual funds classified by Lipper, Inc. in the Multi-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Growth Funds Average at that month's end, April 30, 1995.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical       18%
Financial                2%
Health Care             34%
Industrial               4%
Services                13%
Technology              29%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Concord EFS                                       5.7%
Quest Diagnostics                                 5.6%
Forest Laboratories                               5.3%
Apollo Group, Cl A                                5.1%
Wal-Mart Stores                                   5.1%
Microsoft                                         4.7%
Home Depot                                        4.7%
Idec Pharmaceuticals                              4.7%
Applied Materials                                 4.6%
First Data                                        4.4%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  49.9%

                               [LOGO OMITTED] 17

     PBHG FUNDS

PBHG CLIPPER FOCUS FUND
PORTFOLIO MANAGERS: James Gipson, Douglas Grey, Peter Quinn, Michael Sandler, Bruce Veaco

 PBHG CLIPPER FOCUS FUND PBFOX


Portfolio Profile

OBJECTIVE:  Long-term capital growth.

INVESTS IN: Normally no more than 30 common stocks of companies that, in Pilgrim Baxter's opinion, have a strong earnings growth outlook and potential for capital appreciation.

STRATEGY: This portfolio is designed to concentrate our investments in approximately 30 companies that we believe represent the best growth companies in the market at a given time, regardless of company size. We purchase only those high growth, high quality companies where we have the greatest confidence in the company's specific fundamental business characteristics.

Performance

    Amid corporate accounting improprieties, earnings troubles, the tragic events of September 11 and what now appears to be a mild recession, stocks of all kinds generally struggled for most of the fiscal year ending March 31, 2002. Although economic data released throughout the period became increasingly positive as the recessionary conditions eased, stocks were unable to launch a sustained rally. In addition, stocks remained generally unresponsive to the tremendous amount of fiscal and monetary stimulus injected into the economy with the exception of a period of strong performance in the fourth quarter of 2001.
    We are very pleased to report, however, that despite the challenging market conditions endured throughout the fiscal year, PBHG Clipper Focus Fund outpaced the benchmark S&P 500 Index by a significant margin. The Fund returned 20.82% for the one-year period ending March 31, 2002, compared to a slight increase of 0.24% for the Index. In addition, between April 30, 2001, the fiscal year end of the Fund's predecessor, UAM Clipper Focus Portfolio, and March 31, 2002, the Fund's fiscal year end, the Fund rose 17.48% compared to a decline of 6.99% for the benchmark during the same period. The change in fiscal year is a result of the Fund's acquiring all the assets of its predecessor in a reorganization.

Portfolio Discussion

    During the year ending March 31, 2002, performance benefited from our strict investment focus in which we buy stock in companies we consider to be undervalued by the market and sell them when their share prices reach our estimate of intrinsic value. For most of the period, our holdings in the consumer discretionary area worked to lift returns. Positive results were derived from Office Depot, Staples and United Technologies, among others. Holdings in the financial sector turned in mixed results, as did our selections and weighting in the energy sector. For example, while our avoidance of energy stocks proved beneficial at times in the fourth quarter of 2001, our lack of exposure to the sector prevented us from partaking in the gains these stocks experienced in the final months of 2001 and the first quarter of 2002. In addition, our lack of exposure to the health care sector generally helped performance, as this sector turned in disappointing results for much of the period, an unusual occurrence in recessionary conditions. Historically, health care stocks are considered defensive and generally perform favorably under difficult economic conditions.
    We have reduced our exposure to several names, including United Technologies, Office Depot, and Newell Rubbermaid. Although Office Depot and Newell performed favorably and made positive contributions to portfolio returns, our stringent buy/sell guidelines dictated that we sell these positions since they had reached their intrinsic value.
    Looking ahead, we plan to continue to update our company specific valuations regularly, mindful that many companies still appear fully or overvalued at their current prices. Additionally, we believe a great deal of uncertainty remains regarding the pace of the impending economic recovery. As always, we will be paying close attention to the latest information regarding corporate earnings, as well as to any economic ramifications of the crisis in the Middle East. Although positive economic data continues to emerge and the Federal Reserve has recently shifted its stance to a neutral bias, equity markets have been mired with fear of more corporate accounting problems, thus preventing stocks from making any significant forward progress. Despite near-term uncertainty, we urge you to stay focused, as we are, on long-term investment results. Thank you for your confidence in PBHG Clipper Focus Fund.

                                [LOGO OMITTED] 18

                                   PBHG FUNDS

                                                         PBHG CLIPPER FOCUS FUND

                                                   PBHG CLIPPER FOCUS FUND PBFOX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
  x                     Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                         AS OF MARCH 31, 2002

                                     One            Annualized         Annualized
                                    Year              3 Year            Inception
                                   Return             Return            to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Clipper Focus Fund          20.82%             21.56%             21.82%
---------------------------------------------------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
              THE PBHG CLIPPER FOCUS FUND, VERSUS THE S&P 500 INDEX
                  AND THE LIPPER MULTI-CAP VALUE FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                          PBHG CLIPPER                      S&P 500                         LIPPER MULTI-CAP
                           FOCUS FUND                        INDEX3                       VALUE FUNDS AVERAGE4
9/10/98                     $10,000                          $10,000                              $10,000
9/30/98                      10,260                           10,387                               10,000
10/31/98                     11,700                           11,232                               10,802
11/30/98                     12,040                           11,913                               11,289
12/31/98                     11,791                           12,599                               11,650
1/31/99                      11,501                           13,126                               11,730
2/28/99                      11,290                           12,718                               11,399
3/31/99                      11,230                           13,227                               11,728
4/30/99                      12,233                           13,739                               12,645
5/31/99                      12,203                           13,415                               12,589
6/30/99                      12,354                           14,159                               13,037
7/31/99                      12,122                           13,718                               12,664
8/31/99                      11,971                           13,649                               12,283
9/30/99                      11,649                           13,275                               11,791
10/31/99                     11,528                           14,115                               12,182
11/30/99                     11,447                           14,402                               12,277
12/31/99                     11,569                           15,250                               12,688
1/31/2000                    11,046                           14,484                               12,146
2/29/2000                     9,856                           14,210                               11,710
3/31/2000                    10,846                           15,600                               12,939
4/30/2000                    11,207                           15,130                               12,911
5/31/2000                    11,805                           14,820                               13,021
6/30/2000                    11,542                           15,185                               12,742
7/31/2000                    12,039                           14,948                               12,813
8/31/2000                    12,920                           15,876                               13,643
9/30/2000                    13,915                           15,038                               13,515
10/31/2000                   14,758                           14,975                               13,838
11/30/2000                   15,195                           13,794                               13,327
12/31/2000                   16,692                           13,862                               14,112
1/31/2001                    16,445                           14,353                               14,530
2/28/2001                    16,972                           13,045                               14,086
3/31/2001                    16,697                           12,218                               13,579
4/30/2001                    17,171                           13,168                               14,363
5/31/2001                    17,527                           13,256                               14,657
6/30/2001                    17,492                           12,933                               14,398
7/31/2001                    17,341                           12,806                               14,340
8/31/2001                    17,438                           12,004                               13,823
9/30/2001                    16,603                           11,035                               12,603
10/31/2001                   16,776                           11,245                               12,791
11/30/2001                   18,209                           12,108                               13,625
12/31/2001                   18,684                           12,214                               13,986
1/31/2002                    18,955                           12,036                               13,827
2/28/2002                    19,238                           11,804                               13,712
3/31/2002                   $20,172                          $12,248                              $14,355

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Funds that concentrate investments to a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

2 On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the
  Clipper Focus Portfolio. Prior to the acquisition, the PBHG class shares of the fund were known as the Institutional Class shares of the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust. The Clipper Focus Portfolio was managed by Pacific Financial Research, Inc., the PBHG Clipper Focus Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio. Data includes performance of the Fund's predecessor, whose inception date was September 10, 1998.


3 The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

4 The Lipper Multi-Cap Value Funds Average represents the average performance of
  561 mutual funds classified by Lipper, Inc. in the Multi-Cap Value Funds category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average at that month's end, September 30, 1998.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical                10%
Consumer Non-Cyclical            29%
Financial                        41%
Industrial                        5%
Services                         11%
Technology                        4%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Philip Morris                                     8.9%
Freddie Mac                                       8.5%
Fannie Mae                                        6.5%
McDonald's                                        5.4%
Interpublic Group                                 5.2%
Tyco International                                4.9%
American Express                                  4.9%
Equity Residential Properties Trust               4.8%
Kroger                                            4.0%
Safeway                                           4.0%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  57.1%

                                [LOGO OMITTED] 19

            PBHG FUNDS

PBHG FOCUSED VALUE FUND
PORTFOLIO MANAGER: Jerome J. Heppelmann, CFA

 PBHG FOCUSED VALUE FUND PBFVX



Portfolio Profile

OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTS IN: The Fund, a non-diversified portfolio, invests at least 65% of its total assets in value securities, such as common stocks of small, medium or large capitalization companies.

STRATEGY: The value securities in the Fund are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. We use our own fundamental research, computer models and proprietary measures of value in managing this Fund.

Performance

    For the fiscal year ended March 31, 2002 PBHG Focused Value Fund declined 6.18% trailing the return of 0.24% for the S&P 500 Index. The past 12 months were unique in many ways. The financial markets and the overall economy suffered through the worst terrorist attacks to ever occur on U.S. soil. Additionally, during the year we faced the largest corporate bankruptcy in U.S history along with growing uncertainties surrounding corporate accounting practices. The market reacted to these events by rewarding "safe" companies. Falling into this category were companies considered to be inexpensive, with easy to understand business models and very little financial leverage.
    Due to the concentrated nature of the Fund, a few individual stocks can have a large impact on overall performance. Three of the portfolio's holdings accounted for a major portion of the Fund's underperformance versus the benchmark S&P 500 Index. Hanover Compressor, an oilfield services company, suffered from concerns over off-balance sheet debt and the sustainability of its growth rate. Adelphia Cable was also negatively impacted by its acknowledgement of off-balance sheet debt and renewed concerns regarding the sustainability of growth rates in the cable industry. The third holding, Bristol-Myers Squibb, suffered from disappointing trial results from a potential block-buster cardio-vascular drug, in addition to some inventory issues within their distribution channels.


Portfolio Discussion

    The Fund's performance was negatively impacted by the market's "flight to safety." Consumer staple companies demonstrating slow, but steady predictable growth outperformed in the past year. Our underweighted position in these companies during the year hurt performance. However, valuations in this group remain high and we feel earnings growth will be difficult going forward. We believe there are better opportunities in companies that will benefit from an improving economy.
    Regional banks performed well, particularly during the latter part of the year, due to the aggressive decrease in interest rates and the subsequent resulting increase in lending margins. Our underweight position in this sector negatively impacted performance. However, we are not optimistic about the long-term growth potential of the regional bank group, primarily because we believe the benefits they enjoyed during the period of declining interest rates are not to be found going forward. As a result, we remain comfortable with our current underweight position in this sector.
    Aiding the Fund's performance during the fiscal year were positions in Intuit, a provider of tax preparation software, and Aetna, a large HMO, which is benefiting from increased premiums and a more profitable mix of businesses.
    We continue to see opportunities in certain segments of the technology sector and remain committed to investing in companies with experienced management teams and market leading products. With the exception of the telecommunications industry, we believe that corporate information technology budgets will improve and drive demand going forward. As we did in the past year, we anticipate adding technology companies that meet our stringent selection criteria over the next twelve months.
    Looking ahead, we expect to see signs of a continuing economic recovery. The effects of the unprecedented decline in interest rates in 2001, combined with a stimulative tax policy and corporate "belt-tightening", will continue to produce an improvement in corporate profits going forward. Regardless of future market action, we believe that over the long-term our investment process will deliver incremental returns and risk diversification for our investors. We will continue to seek to invest in high quality companies that we expect to benefit the most from economic growth as it unfolds.

                                [LOGO OMITTED] 20

                                   PBHG FUNDS

                                                         PBHG FOCUSED VALUE FUND

                                                   PBHG FOCUSED VALUE FUND PBFVX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
  x                     Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.


                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                         AS OF MARCH 31, 2002

                                      One            Annualized        Annualized
                                     Year              3 Year           Inception
                                    Return             Return           to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Focused Value Fund           (6.18)%            19.61%            19.23%
---------------------------------------------------------------------------------------------------------------------------


                        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                           THE PBHG FOCUSED VALUE FUND, VERSUS THE S&P 500 INDEX
                                 AND THE LIPPER MULTI-CAP CORE FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                                                                 S&P 500                      LIPPER MULTI-CAP
                    PBHG FOCUSED VALUE FUND                       INDEX3                     CORE FUNDS AVERAGE4
2/12/99                     $10,000                              $10,000                            $10,000
2/28/99                       9,932                               10,072                             10,000
3/31/99                      10,136                               10,475                             10,358
4/30/99                      10,058                               10,881                             10,764
5/31/99                      10,446                               10,624                             10,631
6/30/99                      11,318                               11,213                             11,193
7/31/99                      11,541                               10,864                             10,967
8/31/99                      11,560                               10,809                             10,797
9/30/99                      11,638                               10,513                             10,595
10/31/99                     11,986                               11,178                             11,114
11/30/99                     12,888                               11,405                             11,581
12/31/99                     14,802                               12,077                             12,564
1/31/2000                    16,066                               11,470                             12,138
2/29/2000                    16,739                               11,253                             12,754
3/31/2000                    19,173                               12,354                             13,505
4/30/2000                    17,381                               11,983                             13,006
5/31/2000                    17,516                               11,737                             12,598
6/30/2000                    17,827                               12,026                             13,078
7/31/2000                    17,464                               11,838                             12,858
8/31/2000                    18,656                               12,573                             13,828
9/30/2000                    18,676                               11,909                             13,284
10/31/2000                   18,780                               11,859                             13,069
11/30/2000                   17,029                               10,924                             11,916
12/31/2000                   18,475                               10,978                             12,323
1/31/2001                    19,558                               11,367                             12,695
2/28/2001                    19,314                               10,331                             11,687
3/31/2001                    18,486                                9,676                             10,937
4/30/2001                    19,834                               10,428                             11,804
5/31/2001                    20,248                               10,498                             11,880
6/30/2001                    19,930                               10,242                             11,689
7/31/2001                    19,696                               10,142                             11,453
8/31/2001                    19,027                                9,507                             10,850
9/30/2001                    16,946                                8,739                              9,769
10/31/2001                   17,392                                8,906                             10,056
11/30/2001                   18,645                                9,589                             10,781
12/31/2001                   19,111                                9,673                             11,005
1/31/2002                    17,676                                9,532                             10,819
2/28/2002                    17,237                                9,348                             10,565
3/31/2002                   $17,344                              $ 9,700                            $11,036

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Funds that concentrate investments to a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Focused Value Fund commenced operations on February 12, 1999.
3 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
4 The Lipper Multi-Cap Core Funds Average represents the average performance of
  392 mutual funds classified by Lipper, Inc. in the Multi-Cap Core category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Core Funds Average at that month's end, February 28, 1999.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical              13%
Consumer Non-Cyclical          11%
Energy                          4%
Financial                      22%
Health Care                    25%
Industrial                      5%
Services                        9%
Technology                      8%
Utilities                       3%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Aetna                                             7.3%
DST Systems                                       6.1%
Safeway                                           5.8%
Titan                                             5.1%
Haemonetics                                       4.8%
Bristol-Myers Squibb                              4.8%
Intuit                                            4.1%
Merck                                             4.0%
Adelphia Communications, Cl A                     3.6%
Halliburton                                       3.6%
------------------------------------------------------
% of Portfolio Investments
in Common Stock                                  49.2%

                                [LOGO OMITTED] 21

            PBHG FUNDS

PBHG LARGE CAP VALUE FUND
PORTFOLIO MANAGER: Raymond J. McCaffrey, CFA

 PBHG LARGE CAP VALUE FUND PLCVX


Portfolio Profile

OBJECTIVE: Long-term growth of capital; current income is a secondary objective.

INVESTS IN: A diversified portfolio of equity securities of large capitalization companies.

STRATEGY: The Fund invests in companies with market capitalizations in excess of $10 billion which in our opinion, are undervalued or overlooked by the market. In selecting investments for the Fund, we emphasize fundamental investment value and consider factors such as: the relationship of a company's potential earning power to the current market price of its stock; continuing dividend income and the potential for increased dividend growth; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; and potential for favorable business developments.

Performance

    For the fiscal year ended March 31, 2002, PBHG Large Cap Value Fund's PBHG Class had a -3.86% total return and the Advisor Class had a -4.15% total return versus the 0.24% return of the S&P 500 Index. We are disappointed by this performance and are taking steps to improve upon the mixed results of fiscal year 2002.

    Unfortunately, many of the Fund's holdings languished over the past year. For example, large positions in two pharmaceutical companies, Merck and Bristol-Myers Squibb, had meaningful negative impacts on returns. Although we clearly underestimated how poor the fundamental outlook was for these two companies in the short run, we believe at current prices, both stocks are attractively valued. Historically, the pharmaceutical industry has outperformed most other industries over the long term. As such, we continue to hold on to our positions in these two names, confident that they will provide solid growth over time.
    Likewise, our choices in the telecommunications services area detracted substantially from results. Sizeable positions in both AT&T and Sprint dragged on performance. Again, we misjudged the extent of the severe pricing pressure that is occurring in the long-distance area, which is a result of the increasingly competitive nature of that industry. Since we see no signs of these conditions abating, we have sold our positions in both stocks. We still, however maintain some exposure to the telecommunications services sector. We are concentrating on the Regional Bell Companies such as SBC Communications. In our opinion, the Regional Bells offer low P/E's, stable balance sheets and attractive dividend yields.
    Finally, investors now seem to prefer small and mid-cap issues. In the late 1990s, large cap stocks led the market. However, the last two years have seen a resurgence in the performance of small and mid-cap stocks. We are hopeful that results across companies of various market capitalizations will even out and that large cap stock performance will be on par with their small and mid-cap counterparts in the coming year.
    There were some bright spots during the period. For example, HMO holdings, such as Aetna, performed favorably due to attractive valuations and successful restructuring actions.

Portfolio Discussion

    Following a record 11 rate cuts in 2001, the Federal Open Market Committee has recently shifted its outlook on the U.S economy to a neutral bias, meaning the risks to the economy are now more balanced between strength and weakness. Based on the increase in news of improving conditions and the decline in reports citing economic deterioration, the economy appears to be on the upswing. We believe interest rates should hover near current levels and expect consumer spending to remain steady. We are mindful, however, that the tensions in the Middle East and concerns over the strength of the economic recovery will probably keep the market volatile in the months ahead. Despite these uncertainties, we continue to find stocks that meet our investment criteria of reasonable valuations and improving earnings outlooks.
    Looking ahead, we believe health care and utilities are the most attractive areas. Specifically, we think the pharmaceutical industry has good long-term potential with compelling valuations and reasonable dividend yields. Similarly, we believe utilities sector are also selling at favorable valuations while providing attractive dividend yields. Conversely, we believe most of the consumer cyclicals area looks extended, trading at valuations that are near all-time highs. While consumer demand may stay strong, we think it is already reflected in the sector's current valuations.
    In surveying the investment landscape, it appears that valuations for "defensive" companies and for those that benefit from improving economic conditions are about equal based on historical trends. Accordingly, we have portfolio exposure balanced by sector and industry.

                                [LOGO OMITTED] 22

                                        PBHG FUNDS

                                                       PBHG LARGE CAP VALUE FUND

                                                 PBHG LARGE CAP VALUE FUND PLCVX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
  x                     Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                             AVERAGE ANNUAL TOTAL RETURN1
                                                 AS OF MARCH 31, 2002

                                     One      Annualized    Annualized   Annualized
                                    Year        3 Year        5 Year      Inception
                                   Return       Return        Return       to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap Value Fund -
    PBHG Class2                    (3.86)%       9.77%        17.28%       16.64%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Large Cap Value Fund -
    Advisor Class3                 (4.15)%       9.61%        17.18%       16.54%
---------------------------------------------------------------------------------------------------------------------------


               COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
                     PBHG LARGE CAP VALUE FUND - PBHG CLASS, VERSUS THE S&P 500
                     INDEX AND THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                      PBHG LARGE CAP                     S&P 500                     LIPPER LARGE-CAP VALUE
                 VALUE FUND - PBHG CLASS                 INDEX4                          FUNDS AVERAGE5
12/31/96                 $10,000                         $10,000                              $10,000
1/31/97                   10,240                          10,624                               10,406
2/28/97                   10,430                          10,708                               10,488
3/31/97                   10,110                          10,269                               10,135
4/30/97                   10,380                          10,881                               10,429
5/31/97                   11,080                          11,543                               11,123
6/30/97                   11,560                          12,060                               11,530
7/31/97                   12,400                          13,019                               12,389
8/31/97                   12,000                          12,291                               12,102
9/30/97                   12,450                          12,963                               12,752
10/31/97                  12,110                          12,531                               12,260
11/30/97                  12,390                          13,110                               12,492
12/31/97                  12,562                          13,335                               12,681
1/31/98                   12,540                          13,483                               12,637
2/28/98                   13,407                          14,455                               13,521
3/31/98                   14,101                          15,194                               14,126
4/30/98                   14,198                          15,347                               14,219
5/31/98                   14,101                          15,084                               13,869
6/30/98                   14,339                          15,696                               13,934
7/31/98                   14,318                          15,529                               13,475
8/31/98                   12,312                          13,287                               11,414
9/30/98                   13,201                          14,138                               11,960
10/31/98                  14,578                          15,288                               12,919
11/30/98                  15,553                          16,214                               13,502
12/31/98                  16,925                          17,149                               13,934
1/31/99                   17,244                          17,866                               14,028
2/28/99                   16,509                          17,311                               13,633
3/31/99                   16,962                          18,003                               14,027
4/30/99                   17,415                          18,701                               15,124
5/31/99                   17,550                          18,259                               15,056
6/30/99                   18,701                          19,272                               15,592
7/31/99                   18,297                          18,671                               15,146
8/31/99                   17,991                          18,578                               14,690
9/30/99                   17,844                          18,069                               14,102
10/31/99                  18,787                          19,212                               14,569
11/30/99                  19,142                          19,602                               14,683
12/31/99                  18,796                          20,757                               15,175
1/31/2000                 18,634                          19,714                               14,527
2/29/2000                 17,372                          19,341                               14,005
3/31/2000                 19,379                          21,233                               15,474
4/30/2000                 19,962                          20,594                               15,442
5/31/2000                 20,723                          20,172                               15,573
6/30/2000                 20,270                          20,669                               15,240
7/31/2000                 19,460                          20,346                               15,324
8/31/2000                 20,771                          21,610                               16,317
9/30/2000                 21,516                          20,469                               16,163
10/31/2000                21,743                          20,382                               16,549
11/30/2000                22,034                          18,775                               15,939
12/31/2000                23,303                          18,867                               16,878
1/31/2001                 24,881                          19,536                               17,377
2/28/2001                 24,679                          17,755                               16,847
3/31/2001                 23,336                          16,630                               16,241
4/30/2001                 24,528                          17,923                               17,178
5/31/2001                 24,780                          18,043                               17,530
6/30/2001                 24,310                          17,604                               17,220
7/31/2001                 24,427                          17,430                               17,151
8/31/2001                 23,403                          16,339                               16,532
9/30/2001                 20,902                          15,020                               15,074
10/31/2001                21,103                          15,306                               15,298
11/30/2001                22,849                          16,480                               16,296
12/31/2001                22,974                          16,625                               16,727
1/31/2002                 22,116                          16,382                               16,537
2/28/2002                 22,099                          16,066                               16,399
3/31/2002                $22,436                         $16,671                              $17,169

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Large Cap Value Fund - PBHG Class commenced operations on December
  31, 1996.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to March 31, 2002 was (3.32)%.
4 The S&P 500 Index is a capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Lipper Large-Cap Value Funds Average represents the average performance of
  365 mutual funds classified by Lipper, Inc. in the Large-Cap Value category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials               2%
Consumer Cyclical             8%
Consumer Non-Cyclical        12%
Energy                        9%
Financial                    18%
Health Care                  20%
Industrial                    4%
Services                      2%
Technology                   16%
Transportation                1%
Utilities                     8%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Merck                                             5.1%
Aetna                                             4.7%
Bristol-Myers Squibb                              4.5%
Kroger                                            3.2%
PNC Financial Services Group                      3.2%
Pharmacia                                         2.8%
Lexmark International                             2.8%
Safeway                                           2.7%
First Data                                        2.3%
AON                                               2.3%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  33.6%

                                [LOGO OMITTED] 23

            PBHG FUNDS

PBHG MID-CAP VALUE FUND
PORTFOLIO MANAGER: Jerome J. Heppelmann, CFA

 PBHG MID-CAP VALUE FUND PBMCX


Portfolio Profile

OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTS IN: Common stocks and other equity securities of companies with market capitalizations in the range of companies represented by the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), which are considered to be undervalued based on certain proprietary measures of value.

STRATEGY: The value securities in the Fund are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. We use our own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund's sector weightings are generally within 10% of the S&P MidCap 400 Index's sector weightings. Additionally, the Fund generally has a lower price-to-earnings ratio than the S&P MidCap 400 Index.

Performance

    For the fiscal year ended March 31, 2002, PBHG Mid-Cap Value Fund's PBHG Class increased 9.00% and the Advisor Class increased 8.86% versus a return of 18.89% for the S&P MidCap 400 Index and 21.98% for the S&P MidCap 400/Barra Value Index. The past 12 months were unique in many ways. The financial markets and the overall economy suffered through the worst terrorist attacks to ever occur on U.S. soil. Additionally, during the year we faced the largest corporate bankruptcy in U.S history along with growing uncertainties surrounding corporate accounting practices. The market reacted to these events by rewarding "safe" companies. Falling into this category were companies considered to be inexpensive, with easy to understand business models and very little financial leverage. As discussed below, the Fund's lack of exposure to certain industry groups hurt performance and ultimately contributed to the Fund's underperformance relative to the benchmark, the S&P MidCap 400 Index.


Portfolio Discussion

    The Fund's performance was clearly negatively impacted by the market's "flight to safety." Consumer staple companies, with slow but steady, predictable growth, outperformed in the past year. Our underweighted position in these companies hurt performance during the year. However, valuations in this group are high and earnings growth will be difficult going forward. In our opinion, we believe there are better opportunities in companies that will benefit from an improving economy.
    The Fund's performance was also hurt by our cable company holdings. Increasing concerns over the industry's debt load, sustainability of cash flow growth and competition from satellite operators negatively impacted share prices.
    Regional banks performed well, particularly during the latter part of the year, due to the aggressive decrease in interest rates and the resulting increase in lending margins. Our underweight position in this sector hurt performance. However, we are not optimistic about the long-term growth potential of the regional bank group, primarily because we believe the benefits they enjoyed during the period of declining interest rates are not to be found going forward. As a result, we remain comfortable with our current underweight position in this sector.
    Health care was the best performing sector relative to the benchmark over the past year. This sector benefited from continued, predictable earnings growth. Our holdings in health care services outperformed the more expensive and volatile medical technology companies that were found in the benchmark over the past year. We like the long-term outlook for the health care sector and believe demographic changes will remain the drivers of demand in the future.
    We continue to see opportunities in certain segments of the technology sector and remain committed to investing in companies with experienced management teams and market leading products. With the exception of the telecommunications industry, we believe that corporate information technology budgets will improve and drive demand going forward. As we did in the past year, we anticipate adding technology companies that meet our selection criteria over the next twelve months.
    Looking ahead, we expect to see signs of a continuing economic recovery. The effects of the unprecedented decline in interest rates in 2001, combined with a stimulative tax policy and corporate "belt-tightening", will continue to produce an improvement in corporate profits going forward. Regardless of future market action, we believe that over the long-term our investment process will deliver incremental returns and risk diversification for our investors. We will continue to invest in high quality companies that we believe will benefit the most from economic growth as it unfolds.

                                [LOGO OMITTED] 24

                                 PBHG FUNDS

                                                         PBHG MID-CAP VALUE FUND

                                                   PBHG MID-CAP VALUE FUND PBMCX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
  x                     Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                              AVERAGE ANNUAL TOTAL RETURN1
                                                  AS OF MARCH 31, 2002

                                         One          Annualized        Annualized
                                        Year            3 Year           Inception
                                       Return           Return            to Date
---------------------------------------------------------------------------------------------------------------------------

  PBHG Mid-Cap Value Fund -
    PBHG Class2                         9.00%           19.26%            24.70%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Mid-Cap Value Fund -
    Advisor Class3                      8.86%           19.21%            24.67%
---------------------------------------------------------------------------------------------------------------------------

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
              INVESTMENT IN THE PBHG MID-CAP VALUE FUND-PBHG CLASS,
                        VERSUS THE S&P MIDCAP 400 INDEX,
   S&P MIDCAP 400/BARRA VALUE INDEX AND THE LIPPER MID-CAP CORE FUNDS AVERAGE

                              [LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOWS:

                PBHG MID-CAP                                               LIPPER MID-CAP                     S&P MIDCAP
                 VALUE FUND -               S&P MIDCAP                      CORE FUNDS                         400/BARRA
                 PBHG CLASS                 400 INDEX4                        AVERAGE6                        VALUE INDEX6
4/30/97           $10,000                    $10,000                           $10,000                           $10,000
5/31/97            10,740                     10,874                            10,638                            10,906
6/30/97            11,410                     11,180                            10,926                            11,368
7/31/97            12,890                     12,285                            11,733                            12,299
8/31/97            13,240                     12,271                            11,811                            12,359
9/30/97            14,300                     12,976                            12,472                            13,226
10/31/97           13,760                     12,411                            12,100                            12,726
11/30/97           13,870                     12,595                            12,402                            12,772
12/31/97           14,148                     13,083                            13,147                            12,987
1/31/98            14,138                     12,834                            12,845                            12,807
2/28/98            15,443                     13,896                            13,795                            13,863
3/31/98            16,106                     14,523                            14,440                            14,502
4/30/98            16,422                     14,787                            14,533                            14,657
5/31/98            15,717                     14,123                            13,946                            13,980
6/30/98            15,896                     14,211                            13,842                            14,132
7/31/98            15,580                     13,660                            13,240                            13,411
8/31/98            12,769                     11,119                            11,072                            10,913
9/30/98            13,906                     12,157                            11,933                            11,643
10/31/98           15,358                     13,243                            12,874                            12,357
11/30/98           16,538                     13,904                            13,174                            13,063
12/31/98           18,087                     15,584                            13,761                            14,209
1/31/99            18,122                     14,977                            13,042                            14,050
2/28/99            17,023                     14,193                            12,419                            13,241
3/31/99            17,451                     14,589                            12,653                            13,641
4/30/99            17,764                     15,740                            13,878                            14,478
5/31/99            18,666                     15,808                            14,104                            14,610
6/30/99            20,042                     16,656                            14,542                            15,412
7/31/99            20,215                     16,301                            14,349                            15,147
8/31/99            19,487                     15,742                            13,805                            14,667
9/30/99            19,174                     15,256                            13,125                            14,460
10/31/99           19,313                     16,033                            13,388                            15,014
11/30/99           20,007                     16,875                            13,658                            15,875
12/31/99           22,017                     17,878                            14,080                            17,414
1/31/2000          20,903                     17,374                            13,472                            16,926
2/29/2000          21,622                     18,590                            12,978                            18,847
3/31/2000          24,818                     20,146                            14,964                            19,712
4/30/2000          24,639                     19,443                            14,827                            18,713
5/31/2000          25,788                     19,200                            15,255                            18,131
6/30/2000          25,698                     19,482                            14,566                            19,077
7/31/2000          25,321                     19,790                            15,143                            18,847
8/31/2000          27,943                     21,999                            16,226                            20,803
9/30/2000          27,153                     21,849                            16,466                            20,447
10/31/2000         26,883                     21,108                            16,309                            19,754
11/30/2000         25,321                     19,515                            16,331                            17,862
12/31/2000         27,779                     21,007                            18,001                            19,328
1/31/2001          28,494                     21,475                            18,803                            19,655
2/28/2001          27,911                     20,250                            18,181                            18,403
3/31/2001          27,159                     18,744                            17,380                            17,194
4/30/2001          29,510                     20,812                            18,953                            18,825
5/31/2001          30,525                     21,297                            19,328                            19,224
6/30/2001          30,657                     21,211                            19,358                            19,188
7/31/2001          30,130                     20,895                            19,360                            18,737
8/31/2001          29,058                     20,211                            18,968                            17,980
9/30/2001          24,977                     17,697                            16,839                            15,774
10/31/2001         26,143                     18,480                            17,104                            16,430
11/30/2001         28,607                     19,855                            18,143                            17,621
12/31/2001         29,942                     20,880                            19,286                            18,485
1/31/2002          28,851                     20,772                            19,282                            18,222
2/28/2002          28,212                     20,797                            19,739                            17,980
3/31/2002         $29,604                    $22,284                           $21,200                           $19,089

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Mid-Cap Value Fund-PBHG Class commenced operations on April 30, 1997. 3 The performance shown for the Advisor Class prior to its inception on October
  31, 2001 is based on the performance and expenses of the PBHG Class. Subsequent to October 31, 2001, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The cumulative total return of the Advisor Class from its inception to March 31, 2002 was 13.09%.
4 The S&P MidCap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The S&P MidCap 400/Barra Value Index is an unmanaged capitalization weighted index that consists of those securities in the S&P MidCap 400 Index with lower price to book ratios. The index reflects the reinvestments of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Mid-Cap Core Funds Average represents the average performance of
  221 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials                 2%
Consumer Cyclical              16%
Consumer Non-Cyclical           6%
Energy                          5%
Financial                      21%
Health Care                    15%
Industrial                      8%
Services                        9%
Technology                     12%
Utilities                       6%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

DST Systems                                       3.1%
Lincare Holdings                                  2.2%
BJ's Wholesale Club                               1.8%
Intuit                                            1.8%
Allmerica Financial                               1.7%
Bard (C.R.)                                       1.7%
Brinker International                             1.7%
Toys 'R' Us                                       1.7%
Avocent                                           1.6%
Readers Digest Association                        1.6%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  18.9%

                                [LOGO OMITTED] 25

            PBHG FUNDS

PBHG SMALL CAP VALUE FUND

PORTFOLIO MANAGER: Jerome J. Heppelmann, CFA

 PBHG SMALL CAP VALUE FUND PBSVX


Portfolio Profile

OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTS IN: A diversified portfolio of common stocks of small companies with market capitalizations similar to companies represented by the Russell 2000(R) Index, that are considered to be relatively undervalued based on certain proprietary measures of value.

STRATEGY: The value securities in the Fund are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. We use our own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. Additionally, the Fund generally has a lower price-to-earnings and price-to-book value ratio than the Russell 2000(R) Index.

Performance

    For the fiscal year ended March 31, 2002 PBHG Small Cap Value Fund's PBHG Class posted a return of 11.74% and the Advisor Class increased 11.53%, trailing the 13.98% return for the Russell 2000(R) Index and 23.74% return for the Russell 2000(R) Value Index. The past 12 months were unique in many ways. The financial markets and the overall economy suffered through the worst terrorist attacks to ever occur on U.S. soil. Additionally, during the year we faced the largest corporate bankruptcy in U.S history along with growing uncertainties surrounding corporate accounting practices. The market reacted to these events by rewarding "safe" companies. Falling into this category are companies that are considered inexpensive, with easy to understand business models and very little financial leverage. As discussed below, the Fund's lack of exposure to certain industry groups hurt performance and ultimately contributed to the Fund's underperformance relative to the benchmark Russell 2000(R) Index.


Portfolio Discussion

    The Fund's performance was negatively impacted by the market's "flight to safety." Consumer staple companies demonstrating slow, but steady predictable growth outperformed in the past year. Our underweighted position in these companies during the year hurt performance. However, valuations in this group remain high and we feel earnings growth will be difficult going forward. We believe there are better opportunities in companies that will benefit from an improving economy.
    Regional banks performed well, particularly during the latter part of the year, due to the aggressive decrease in interest rates and the subsequent resulting increase in lending margins. Our underweight position in this sector negatively impacted performance. However, we are not optimistic about the long-term growth potential of the regional bank group, primarily because the benefits they enjoyed during the period of declining interest rates are not to be found going forward. As a result, we remain comfortable with our current underweight position in this sector.
    Health care was the best performing sector relative to the benchmark over the past year. This sector benefited from continued, predictable earnings growth. Our holdings in health care services outperformed the more expensive and volatile medical technology companies that were found in the benchmark Russell 2000(R) Index. We like the long-term outlook for the health care sector and believe demographic changes will remain the driver of demand in the future.
    We continue to see opportunities in certain segments of the technology sector and remain committed to investing in companies with experienced management teams and market leading products. With the exception of the telecommunications sub-sector, we believe that corporate information technology budgets will improve and drive demand going forward. As we did in the past year, we anticipate adding technology companies that meet our selection criteria over the next twelve months.
    Looking ahead, we expect to see signs of a continuing economic recovery. The effects of the unprecedented decline in interest rates in 2001, combined with a stimulative tax policy and corporate "belt-tightening", will continue to produce an improvement in corporate profits going forward. Regardless of future market action, we believe that over the long-term our investment process will deliver incremental returns and risk diversification for our investors. We will continue to invest in high quality small companies that we believe will benefit the most from economic growth as it unfolds.

                                [LOGO OMITTED] 26

                                     PBHG FUNDS

                                                       PBHG SMALL CAP VALUE FUND

                                                 PBHG SMALL CAP VALUE FUND PBSVX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
  x                     Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                              AVERAGE ANNUAL TOTAL RETURN1
                                                   AS OF MARCH 31, 2002

                                         One          Annualized        Annualized
                                        Year            3 Year           Inception
                                       Return           Return            to Date
---------------------------------------------------------------------------------------------------------------------------

  PBHG Small Cap Value Fund -
    PBHG Class2                        11.74%           23.77%            19.82%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Small Cap Value Fund -
    Advisor Class3                     11.53%           23.67%            19.76%
---------------------------------------------------------------------------------------------------------------------------


  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG SMALL CAP VALUE FUND - PBHG CLASS,
VERSUS THE RUSSELL 2000(R) INDEX, RUSSELL 2000(R) VALUE INDEX AND THE LIPPER SMALL-CAP CORE FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                   PBHG SMALL CAP                     RUSSELL 2000(R)              RUSSELL 2000(R)        LIPPER SMALL-CAP
               VALUE FUND - PBHG CLASS                    INDEX4                    VALUE INDEX5         CORE FUNDS AVERAGE6
4/30/97               $10,000                            $10,000                     $10,000                  $10,000
5/31/97                10,880                             11,112                      10,796                   11,051
6/30/97                11,800                             11,589                      11,342                   11,668
7/31/97                13,070                             12,128                      11,819                   12,376
8/31/97                13,370                             12,406                      12,006                   12,687
9/30/97                14,550                             13,314                      12,805                   13,604
10/31/97               14,210                             12,729                      12,456                   13,140
11/30/97               14,200                             12,646                      12,593                   13,047
12/31/97               14,539                             12,868                      13,020                   13,202
1/31/98                14,518                             12,665                      12,784                   12,997
2/28/98                15,615                             13,601                      13,557                   13,964
3/31/98                16,227                             14,162                      14,107                   14,625
4/30/98                16,438                             14,240                      14,177                   14,717
5/31/98                15,520                             13,473                      13,675                   13,999
6/30/98                15,098                             13,502                      13,598                   13,896
7/31/98                14,402                             12,409                      12,533                   12,947
8/31/98                11,490                              9,999                      10,570                   10,438
9/30/98                11,838                             10,782                      11,167                   10,893
10/31/98               12,872                             11,221                      11,498                   11,355
11/30/98               13,811                             11,809                      11,810                   11,978
12/31/98               14,703                             12,540                      12,180                   12,612
1/31/99                14,410                             12,707                      11,903                   12,490
2/28/99                13,237                             11,678                      11,091                   11,538
3/31/99                12,831                             11,860                      10,999                   11,515
4/30/99                13,429                             12,923                      12,003                   12,466
5/31/99                14,004                             13,111                      12,372                   12,850
6/30/99                14,962                             13,704                      12,820                   13,505
7/31/99                15,255                             13,328                      12,516                   13,439
8/31/99                15,131                             12,835                      12,058                   12,965
9/30/99                15,131                             12,838                      11,817                   12,901
10/31/99               14,771                             12,890                      11,581                   12,904
11/30/99               15,605                             13,659                      11,641                   13,658
12/31/99               17,443                             15,206                      11,999                   14,861
1/31/2000              17,217                             14,962                      11,685                   14,537
2/29/2000              19,845                             17,432                      12,399                   16,318
3/31/2000              21,141                             16,283                      12,457                   16,342
4/30/2000              20,149                             15,303                      12,531                   15,765
5/31/2000              20,431                             14,411                      12,340                   15,135
6/30/2000              22,348                             15,667                      12,700                   16,283
7/31/2000              21,649                             15,163                      13,123                   15,886
8/31/2000              23,734                             16,320                      13,710                   17,268
9/30/2000              23,362                             15,841                      13,632                   16,845
10/31/2000             22,325                             15,134                      13,584                   16,412
11/30/2000             20,532                             13,580                      13,307                   14,907
12/31/2000             23,176                             14,746                      14,737                   16,337
1/31/2001              24,165                             15,514                      15,144                   17,171
2/28/2001              22,916                             14,496                      15,123                   16,148
3/31/2001              21,774                             13,787                      14,881                   15,379
4/30/2001              23,317                             14,866                      15,569                   16,648
5/31/2001              24,024                             15,231                      15,970                   17,239
6/30/2001              24,071                             15,757                      16,612                   17,718
7/31/2001              23,729                             14,904                      16,240                   17,261
8/31/2001              23,140                             14,423                      16,184                   16,759
9/30/2001              19,346                             12,481                      14,397                   14,642
10/31/2001             20,831                             13,212                      14,773                   15,470
11/30/2001             22,834                             14,234                      15,835                   16,559
12/31/2001             24,319                             15,113                      16,804                   17,642
1/31/2002              23,364                             14,956                      17,027                   17,520
2/28/2002              22,575                             14,546                      17,131                   17,120
3/31/2002             $24,330                            $15,715                     $18,414                  $18,458

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Small Cap Value Fund - PBHG Class commenced operations on April 30,
  1997.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to March 31, 2002 was 3.75%.
4 The Russell 2000(R) Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price to book ratios and lower fore- casted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Small-Cap Core Funds Average represents the average performance of
  297 mutual funds classified by Lipper, Inc. in the Small-Cap Core category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials              7%
Consumer Cyclical           21%
Consumer Non-Cyclical        3%
Energy                       5%
Financial                   11%
Health Care                 15%
Industrial                  10%
Services                    11%
Technology                  15%
Utilities                    2%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Haemonetics                                       2.6%
IMC Global                                        1.9%
Universal Compresssion                            1.9%
Advo                                              1.9%
Cima Labs                                         1.8%
Hooper Holmes                                     1.7%
Peregrine Systems                                 1.7%
Stillwater Mining                                 1.6%
Station Casinos                                   1.6%
Avocent                                           1.5%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  18.2%

                                [LOGO OMITTED] 27

            PBHG FUNDS

PBHG SPECIAL EQUITY FUND (FORMERLY PBHG NEW PERSPECTIVE FUND)
PORTFOLIO MANAGER: John D. Bosse, CFA

 PBHG SPECIAL EQUITY PBNFX


Portfolio Profile

OBJECTIVE:  Long-term capital appreciation.

INVESTS IN: Common stocks and other equity securities of undervalued companies with large, medium, and small capitalizations.

STRATEGY: PBHG Special Equity Fund seeks to provide investors with long-term capital appreciation by investing in undervalued companies of all market capitalizations that possess attractive risk/reward characteristics and have catalysts in place to improve profitability or unlock value. Catalysts may include new management, industry consolidation, restructuring opportunities, or a positive turn in fundamentals. Our investment process is driven by bottom-up research conducted by a seasoned team of research analysts, many of whom have extensive professional experience from within the industry they follow. Our process is highly focused on taking advantage of market opportunities generated by basic investor behaviors such as fear, greed, and panic.

Performance

    For the fiscal year ended March 31, 2002, PBHG Special Equity Fund gained 14.33%, exceeding the 0.24% gain in the benchmark S&P 500 Index. Since its inception in November 1997, through March 2002, the Fund's annualized return is 11.86%, versus 6.0% for the S&P 500 Index. Between the fiscal year end of the Fund's predecessor, UAM NWQ Special Equity Portfolio, October 31, 2001 and March 31, 2002, the Fund's fiscal year end, the Fund returned 19.20% outpacing its benchmark, which returned 8.91% for the same period. This change in fiscal year is a result of the Fund's acquiring all the assets of its predecessor in a reorganization.
    Notwithstanding a turbulent stock market fueled by war, corporate earnings manipulation and fraud, and until recently, a global recession, we generated meaningfully positive returns for our shareholders. Results reflect our value discipline, opportunistic philosophy, and extensive focus on downside protection.

Portfolio Discussion

    As we close out the 2002 fiscal year, the outlook for economic growth and corporate profitability has improved significantly from the recessionary levels of the past 12 months. A strong housing market, low interest rates, and resilient consumer spending have moderated the economic downturn. Falling commodity prices and an exceptionally mild winter also contributed measurably. Economically sensitive stocks have rebounded sharply on account of their compelling valuations and leverage to an expanding economy. Machinery and basic material stocks were exceptionally strong due to expectations of a recovery in industrial production and improved outlook for industrial capital spending. The Fund's machinery holdings consist of Ingersoll-Rand, Parker Hannifin, Snap-On Tools, and York International. Fund holding Delphi, a parts supplier to the automotive industry, was another beneficiary of the improving economy as rising consumer confidence, manufacturer incentives, and relatively low interest rates sustained strong vehicle sales. A testament to this, North American auto production was up 7 percent this year. Energy stocks were under pressure for most of the year due to weak oil demand caused by the global recession, abnormally warm weather, and resulting excess capacity. More recently, however, these stocks have strengthened along with oil prices due to OPEC production cuts and rising tensions in the Middle East. In the health sector, a favorable legislative outlook, strong fundamentals, and solid earnings growth benefited hospital stocks. During the year, we eliminated the Fund's position in Tenet Healthcare based on valuation, and increased our stake in HCA where we believe the risk/reward trade-off is more attractive. Finally, three Fund holdings were acquired during the period, including American General, Heller Financial, and meat processor, IBP.
    Our opportunistic investment strategy contributed to portfolio results as we took advantage of price declines to add to positions where our investment rationale for owning a stock was unchanged despite weakness in the share price. This allowed us to establish larger positions at more compelling valuations in companies were we had strong convictions. Opportunities were also available following the events of September 11 when investors indiscriminately liquidated positions without regard to valuations. During this time, we established new positions in FelCor Lodging Trust, Radian Group, Station Casinos, and Walt Disney, and added to our positions in Loews, Raytheon, and several mortgage-related stocks. All of these investments made significant contributions to performance for the year.
    Unfortunately, the year was not without its obstacles, especially in the telecommunications sector. Telecommunication stocks suffered from increased competition, valuation concerns, earnings deterioration, and capital constraints. The performance of our telecommunication stocks reflects this weakness, with the exception of our investment in Alltel, which gained 6% for the period. The Fund also suffered losses in the travel and tourism sectors as a consequence of the September 11 terrorist attacks. The Fund's exposure in these sectors included Delta Airlines, Royal Caribbean Cruises and Alstom S.A. - a manufacturer of cruise ships. These positions were subsequently eliminated after rebounding sharply from their lows.
    In closing, the investment approach of PBHG Special Equity Fund will continue to focus on uncovering hidden value or opportunities in the market, with attention given to downside risk. While the rebound in the stock market in March 2002 and fourth quarter 2001, has eliminated the extreme undervaluation of most stocks, we believe our investment approach and extensive research will allow the Fund to uncover compelling investment opportunities and generate attractive returns.

                                [LOGO OMITTED] 28

                                      PBHG FUNDS

                                                        PBHG SPECIAL EQUITY FUND

                                                       PBHG SPECIAL EQUITY PBNPX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
   x                    Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                              AVERAGE ANNUAL TOTAL RETURN1
                                                  AS OF MARCH 31, 2002

                                         One          Annualized        Annualized
                                        Year            3 Year           Inception
                                       Return           Return           to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Special Equity Fund             14.33%           13.63%            11.86%
---------------------------------------------------------------------------------------------------------------------------

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
               INVESTMENT IN THE PBHG SPECIAL EQUITY FUND, VERSUS
                            THE S&P 500 INDEX AND THE
                      LIPPER MULTI-CAP VALUE FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                    PBHG SPECIAL EQUITY FUND             S&P 500 INDEX3                  LIPPER MULTI-CAP VALUE FUNDS AVERAGE4
11/4/97                   $10,000                          $10,000                                   $10,000
11/30/97                    9,630                           10,172                                    10,000
12/31/97                    9,910                           10,347                                    10,151
1/31/98                     9,820                           10,461                                    10,115
2/28/98                    10,540                           11,215                                    10,824
3/31/98                    11,330                           11,789                                    11,307
4/30/98                    11,530                           11,907                                    11,382
5/31/98                    10,970                           11,703                                    11,102
6/30/98                    11,220                           12,178                                    11,154
7/31/98                    10,710                           12,049                                    10,786
8/31/98                     8,780                           10,309                                     9,137
9/30/98                     9,220                           10,969                                     9,574
10/31/98                   10,000                           11,861                                    10,341
11/30/98                   10,300                           12,580                                    10,808
12/31/98                   10,645                           13,305                                    11,154
1/31/99                    11,108                           13,862                                    11,230
2/28/99                    10,614                           13,431                                    10,913
3/31/99                    11,168                           13,968                                    11,228
4/30/99                    12,397                           14,509                                    12,106
5/31/99                    12,578                           14,167                                    12,052
6/30/99                    12,961                           14,953                                    12,481
7/31/99                    12,437                           14,486                                    12,124
8/31/99                    11,842                           14,414                                    11,759
9/30/99                    11,388                           14,019                                    11,289
10/31/99                   11,933                           14,906                                    11,662
11/30/99                   12,134                           15,209                                    11,753
12/31/99                   12,865                           16,105                                    12,147
1/31/2000                  11,969                           15,296                                    11,628
2/29/2000                  11,094                           15,006                                    11,211
3/31/2000                  12,887                           16,474                                    12,387
4/30/2000                  12,551                           15,979                                    12,361
5/31/2000                  12,815                           15,651                                    12,466
6/30/2000                  12,353                           16,036                                    12,199
7/31/2000                  12,486                           15,786                                    12,266
8/31/2000                  13,374                           16,766                                    13,061
9/30/2000                  13,252                           15,881                                    12,938
10/31/2000                 13,580                           15,814                                    13,248
11/30/2000                 13,038                           14,567                                    12,759
12/31/2000                 14,358                           14,638                                    13,510
1/31/2001                  14,719                           15,158                                    13,910
2/28/2001                  14,423                           13,776                                    13,486
3/31/2001                  14,332                           12,903                                    13,000
4/30/2001                  14,825                           13,906                                    13,750
5/31/2001                  15,164                           13,999                                    14,032
6/30/2001                  15,184                           13,658                                    13,784
7/31/2001                  15,458                           13,524                                    13,729
8/31/2001                  15,041                           12,677                                    13,233
9/30/2001                  13,765                           11,653                                    12,066
10/31/2001                 13,746                           11,876                                    12,246
11/30/2001                 14,754                           12,787                                    13,044
12/31/2001                 15,232                           12,899                                    13,390
1/31/2002                  15,444                           12,711                                    13,237
2/28/2002                  15,550                           12,465                                    13,127
3/31/2002                 $16,385                          $12,934                                   $13,743

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 On December 14, 2001, the PBHG Special Equity Fund (formerly the PBHG New
  Perspective Fund) acquired the assets of the NWQ Special Equity Portfolio. Prior to the acquisition, the PBHG Class shares of the fund were known as the Institutional Class shares of the NWQ Special Equity Portfolio. The Institutional Service Class shares of the NWQ Special Equity Portfolio were exchanged for PBHG Class shares of the PBHG Special Equity Fund upon the business combination on December 14, 2001. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc. The NWQ Special Equity Portfolio was managed by NWQ Investment Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the NWQ Special Equity Portfolio. Data includes performance of the Fund's predecessor, whose inception date was November 4, 1997.
3 The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
4 The Lipper Multi-Cap Value Funds Average represents the average performance of
  561 mutual funds classified by Lipper, Inc. in the Multi-Cap Value Funds category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average at that month's end, November 30, 1997.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials               7%
Consumer Cyclical             6%
Consumer Non-Cyclical         9%
Energy                       11%
Financial                    36%
Health Care                   4%
Industrial                   12%
Services                      7%
Technology                    6%
Utilities                     2%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Philip Morris                                     3.5%
Countrywide Credit                                3.2%
Indymac Bancorp                                   3.1%
Computer Associates International                 3.1%
Liberty Media, Cl A                               3.0%
Raytheon                                          2.8%
Fidelity National Financial                       2.8%
Telephone & Data Systems                          2.8%
Noble Affiliates                                  2.8%
Sprint (FON Group)                                2.6%
--------------------------------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  29.7%

                                [LOGO OMITTED] 29

            PBHG FUNDS

PBHG DISCIPLINED EQUITY FUND

PORTFOLIO MANAGERS: Harindra de Silva, CFA, Gregory McMurran, Dennis Bein, CFA, Steven Sapra, CFA

 PBHG DISCIPLINED EQUITY FUND PBDEX


Portfolio Profile

OBJECTIVE:  Above-average total returns

INVESTS IN: Medium to large capitalization companies from within the universe of the S&P 500 Index.

STRATEGY: Through superior stock selection, the Fund seeks to exceed the returns of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than that of the Index. The Fund selects holdings using a proprietary quantitative system that ranks stocks according to a mathematical model. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies valued at more than $2 billion at the time of purchase.

Performance

    For the year ended March 31, 2002, the Fund's total return was 2.52% versus the 0.24% return of the S&P 500 Index. The Fund outperformed its benchmark in three of the four quarters, only lagging the Index in the fourth quarter of 2001 when the S&P 500 staged a sharp reversal and was up 10.69%. Between December 31, 2001, the fiscal year end of the Fund's predecessor, Analytic Enhanced Equity Fund and March 31, 2002, the Fund's fiscal year end, the Fund returned 0.89%. The Fund outpaced its benchmark, which returned 0.28% for the same period. This change in fiscal year is a result of the Fund's acquiring all the assets of its predecessor in a reorganization.
    The period will be remembered for the horrific terrorist attacks of September 11 and the ensuing war on terrorism. Prior to September 11, the U.S. and many global economies were experiencing slower growth. Additionally, earnings warnings and disappointments proved the rule rather than the exception. The catastrophe of September 11 exacerbated concern regarding the strength of the U.S. economy and caused a severe decline in consumer confidence in the fourth quarter. To jump-start the economy, the Federal Reserve lowered short-term interest rates to 1.75% from 5.00% at the beginning of April, the lowest levels in 40 years.
    Economic news started to improve in early 2002. Following a difficult year for the U.S. economy, one which saw Gross Domestic Product (GDP) rise only 1.1%, it appeared the rate cuts of 2001 finally began to take effect. Employment reports showed declines in initial unemployment claims, business inventories fell to the lowest level since December 1999, and inflation data was tame as measured by both the Consumer Price Index (CPI) and Producer Price Index (PPI). In fact, the CPI rose a mere 0.2% in both January and February.
    Despite this positive news in the first quarter of 2002, investors paid more attention to corporate accounting practices and lackluster business forecasts from some technology giants such as Intel. The Enron scandal put the quality of corporate earnings under the microscope. Investors punished companies with any hint of accounting problems, significant or not, hurting the performance of U.S. equity indexes.

Portfolio Discussion

    Our quantitative investment process analyzes over 70 characteristics, such as price-to-earnings and price momentum, to determine current investor preferences. We do not evaluate stocks the same way a fundamental portfolio manager will by meeting with management and analyzing financial statements to forecast the future success of a company. Our investment process does use fundamental data, however, such as balance sheet and income statement information, to analyze what is impacting stock prices.
    The economic conditions of the past 12 months were in great contrast to the New Economy period of the late 1990's when investors placed a premium on risk and price momentum rather than strong underlying company fundamentals. Throughout the most recent fiscal year, investors displayed a consistent preference for quality and relative value, favoring characteristics such as cash flow to price, earnings yield and return-on-equity (ROE). The one exception was the fourth quarter of 2001, when investors returned to favor price momentum. Quick changes such as these in investor preferences are not ideal for our process and consequently we underperformed during this short-lived period. However, in the first quarter of 2002, investors once again favored quality and value characteristics and the Fund outperformed the Index. Since our process addresses what has impacted stock prices over the prior three years and not just the recent few months, we were properly positioned and not swayed by investors' short-term return to momentum stocks.
    Throughout the fiscal year, our positions in the technology and financial services sectors were successful in adding value to Fund results. Despite the technology sector's negative return for the trailing 12 months, we were able to deliver positive results in this area. In fact, five of our top ten performers for the year were technology holdings. We were overweight in General Dynamics, Oracle, and Autodesk, which all performed well for the period. Conversely, we were underweight in EMC and Nortel, which underperformed the S&P 500. Since we measure our success versus the S&P 500 Index, we also gauge stock selection success on a relative basis. Therefore, we consider underweighting a stock that underperforms the benchmark a success.
    We also had positive results in the financial services sector. Specifically, we were overweight both in Bank of America and Citigroup, which performed well. Our holdings in the health care and capitals goods sectors, such as Merck, IMH Health, and Tyco, negatively impacted performance.
    We appreciate your loyalty and continuing support.

                                [LOGO OMITTED] 30

                                                                      PBHG FUNDS

                                                    PBHG DISCIPLINED EQUITY FUND

                                              PBHG DISCIPLINED EQUITY FUND PBDEX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
          x             Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                             AVERAGE ANNUAL TOTAL RETURN1
                                                AS OF MARCH 31, 2002

                                      One     Annualized   Annualized    Annualized
                                     Year       3 Year       5 Year       Inception
                                    Return      Return       Return       to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Disciplined Equity Fund      2.52%       (0.13)%      12.70%        14.15%
---------------------------------------------------------------------------------------------------------------------------


                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                  INVESTMENT IN PBHG DISCIPLINED EQUITY FUND,
                            VERSUS THE S&P 500 INDEX
                  AND THE LIPPER LARGE-CAP CORE FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                       PBHG DISCIPLINED                                                      LIPPER LARGE-
                          EQUITY FUND                  S&P 500 INDEX3                  CAP CORE FUNDS AVERAGE4
7/1/93                      $10,000                         $10,000                              $10,000
7/31/93                       9,845                          10,189                               10,000
8/31/93                      10,217                          10,575                               10,380
9/30/93                      10,109                          10,491                               10,403
10/31/93                     10,343                          10,708                               10,563
11/30/93                     10,156                          10,606                               10,405
12/31/93                     10,401                          10,735                               10,666
1/31/94                      10,734                          11,099                               11,008
2/28/94                      10,501                          10,798                               10,802
3/31/94                      10,078                          10,328                               10,332
4/30/94                      10,196                          10,461                               10,432
5/31/94                      10,397                          10,632                               10,515
6/30/94                      10,167                          10,372                               10,228
7/31/94                      10,438                          10,712                               10,521
8/31/94                      10,810                          11,150                               10,938
9/30/94                      10,500                          10,878                               10,694
10/31/94                     10,704                          11,122                               10,858
11/30/94                     10,262                          10,717                               10,460
12/31/94                     10,375                          10,876                               10,587
1/31/95                      10,632                          11,158                               10,742
2/28/95                      11,010                          11,592                               11,154
3/31/95                      11,303                          11,934                               11,462
4/30/95                      11,666                          12,285                               11,729
5/31/95                      12,132                          12,775                               12,100
6/30/95                      12,437                          13,071                               12,444
7/31/95                      12,888                          13,504                               12,902
8/31/95                      12,888                          13,538                               12,949
9/30/95                      13,448                          14,109                               13,401
10/31/95                     13,378                          14,059                               13,296
11/30/95                     13,849                          14,675                               13,829
12/31/95                     14,041                          14,958                               14,012
1/31/96                      14,483                          15,467                               14,423
2/29/96                      14,748                          15,610                               14,668
3/31/96                      14,802                          15,761                               14,813
4/30/96                      14,908                          15,993                               15,091
5/31/96                      15,334                          16,405                               15,448
6/30/96                      15,367                          16,467                               15,415
7/31/96                      14,638                          15,740                               14,718
8/31/96                      14,922                          16,073                               15,111
9/30/96                      15,499                          16,976                               15,909
10/31/96                     15,927                          17,444                               16,204
11/30/96                     17,120                          18,762                               17,275
12/31/96                     17,268                          18,390                               16,990
1/31/97                      18,081                          19,538                               17,853
2/28/97                      17,965                          19,692                               17,862
3/31/97                      17,505                          18,884                               17,133
4/30/97                      18,273                          20,011                               17,940
5/31/97                      19,111                          21,228                               19,045
6/30/97                      20,123                          22,179                               19,807
7/31/97                      21,897                          23,943                               21,356
8/31/97                      21,127                          22,603                               20,433
9/30/97                      22,553                          23,840                               21,467
10/31/97                     21,171                          23,044                               20,724
11/30/97                     22,178                          24,110                               21,385
12/31/97                     22,418                          24,524                               21,749
1/31/98                      22,684                          24,795                               21,886
2/28/98                      24,625                          26,582                               23,481
3/31/98                      26,147                          27,942                               24,540
4/30/98                      26,786                          28,223                               24,786
5/31/98                      26,786                          27,739                               24,255
6/30/98                      27,873                          28,865                               25,075
7/31/98                      27,761                          28,558                               24,674
8/31/98                      23,549                          24,434                               20,956
9/30/98                      25,641                          26,000                               22,184
10/31/98                     27,846                          28,115                               23,852
11/30/98                     29,203                          29,819                               25,249
12/31/98                     30,897                          31,537                               26,876
1/31/99                      31,832                          32,856                               27,773
2/28/99                      30,925                          31,835                               26,862
3/31/99                      31,946                          33,108                               27,907
4/30/99                      34,043                          34,391                               28,920
5/31/99                      33,561                          33,579                               28,275
6/30/99                      35,801                          35,442                               29,825
7/31/99                      34,793                          34,336                               28,978
8/31/99                      34,850                          34,165                               28,642
9/30/99                      33,752                          33,228                               27,923
10/31/99                     35,177                          35,331                               29,548
11/30/99                     35,519                          36,049                               30,272
12/31/99                     37,096                          38,172                               32,230
1/31/2000                    34,926                          36,255                               30,806
2/29/2000                    34,233                          35,568                               30,803
3/31/2000                    37,429                          39,048                               33,359
4/30/2000                    36,071                          37,873                               32,288
5/31/2000                    35,528                          37,096                               31,488
6/30/2000                    36,328                          38,010                               32,394
7/31/2000                    35,663                          37,416                               31,928
8/31/2000                    38,022                          39,740                               34,086
9/30/2000                    36,396                          37,642                               32,362
10/31/2000                   36,063                          37,483                               32,070
11/30/2000                   33,575                          34,528                               29,511
12/31/2000                   33,636                          34,697                               29,921
1/31/2001                    34,819                          35,928                               30,571
2/28/2001                    32,726                          32,652                               27,908
3/31/2001                    31,043                          30,583                               26,083
4/30/2001                    33,230                          32,960                               28,055
5/31/2001                    33,503                          33,181                               28,178
6/30/2001                    32,971                          32,373                               27,369
7/31/2001                    32,910                          32,055                               26,942
8/31/2001                    31,481                          30,048                               25,275
9/30/2001                    29,113                          27,622                               23,205
10/31/2001                   29,235                          28,148                               23,717
11/30/2001                   31,460                          30,308                               25,454
12/31/2001                   31,545                          30,573                               25,685
1/31/2002                    31,000                          30,127                               25,213
2/28/2002                    30,603                          29,546                               24,681
3/31/2002                   $31,825                         $30,658                              $25,599

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. Prior to the acquisition, the PBHG Class shares of the fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc II. The Analytic Enhanced Equity Fund was managed by Analytic Investors, Inc., the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund. Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993.
3 The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
4 The Lipper Large-Cap Core Funds Average represents the average performance of
  859 mutual funds classified by Lipper, Inc. in the Large-Cap Core Funds category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. The chart assumes $10,000 invested in the Lipper Large-Cap Core Funds Average at that month's end, July 31, 1993.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials               1%
Consumer Cyclical            12%
Consumer Non-Cyclical         9%
Energy                        8%
Financial                    20%
Health Care                  15%
Industrial                    6%
Services                      6%
Technology                   19%
Utilities                     4%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Exxon Mobil                                       5.2%
Pfizer                                            5.1%
Citigroup                                         4.5%
Microsoft                                         4.1%
Intel                                             3.5%
Bank of America                                   3.4%
Automatic Data Processing                         2.8%
Medtronic                                         2.6%
General Electric                                  2.6%
Campbell Soup                                     2.5%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  36.3%

                                [LOGO OMITTED] 31

            PBHG FUNDS

PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
PORTFOLIO MANAGER: Michael K. Ma

 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX


Portfolio Profile

OBJECTIVE:  Long-term growth of capital.

INVESTS IN: Companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. These companies will be in at least three different countries, one of which may include the U.S.

STRATEGY: The fund's strategy is to invest in technology and related companies that are exhibiting business momentum. As of the year ending March 31, 2002, the Fund's 86 holdings ranged from $419 million to $321 billion in market capitalization. At year-end, the Fund had a median market capitalization of $5.9 billion. In addition to the bottoms-up approach to selecting individual companies, the Fund also focuses on specific sub-sector weightings within the technology and telecommunications industries.

Performance

    PBHG Global Technology & Communications Fund declined 23.23% versus the 9.71% loss sustained by the Wit Soundview 100 Index, the positive 3.68% return of the PSE Technology Index(R) and the 4.24% drop in the MSCI World Free Index during the 12 months ended March 31, 2002.

Portfolio Discussion

    The past twelve months have seemed like a continuing question for technology investors. Are business conditions in technology improving? Have we hit the bottom yet? As sporadic signs of a recovery buoyed investor sentiment throughout the year, negative fundamental results, macro-economic data and geo-political events dampened their enthusiasm. It has been a constant and endless search for the so-called "bottom", particularly for the technology sector. The "bottom" represents an end to the dramatic drop-off in information technology and service provider spending, as well as for technology stock prices in general. The fiscal year started with some optimism regarding the economic outlook, a result of aggressive monetary easing. Unfortunately, this action was taken in response to an already deteriorating macro-economic environment that was gripping the U.S. and threatening the rest of the world. Deterioration of technology companies continued unabated despite the bursting of the dot.com bubble in 2000, the rationalization of the Internet sub-sector and the hundreds of companies that came public over the prior half decade. Looking back, the dramatic decline in telecommunications spending had just begun in 2001 and would hinder the recovery of the technology sector throughout the year.
    We began the fiscal year similar to the way we ended the prior year, with our largest weighting in the telecommunications equipment and data networking industries. Unfortunately, this large position proved problematic, as the telecommunications equipment area was one of the main areas of underperformance in the technology sector. This was a result of the dramatic reduction in global capital investments by the telecommunications services providers throughout the industry. The Fund was also negatively impacted by investments in next generation equipment vendors such as Ciena and Sonus Networks, as well as by our investments in established equipment vendors like Fujitsu and Alcatel. While we had reduced our positions in these names throughout the year, we underestimated the magnitude and pace of the spending cuts by the telecommunications carriers and held on to those positions too long. While our original investment thesis in the industry held true, namely that data traffic continued its rapid rate of growth and that next generation equipment vendors provided high return on investment for carriers, there were a number of factors that lead to the massive capital spending reduction. The slowing macro- environment clearly had an impact. However, rising interest rates resulted in higher borrowing costs for many of the emerging telecommunications companies, including the competitive local exchange carriers (CLECs). The fierce pricing environment that resulted exposed many flawed business models and ultimately lead to the bankruptcies of Global Crossing, Excite@Home, 360 Networks and many others. Additionally, with less competition from emerging telcommunications providers, the incumbent carriers re-evaluated their spending plans and reduced capital expenditure by the largest margin in the history of the telecommunications industry.
    During the course of the year, we increased our exposure to the semiconductor and semiconductor capital equipment subsectors. Although fundamentals did not particularly improve markedly, business conditions got better as inventory levels were reduced to unsustainable levels, excess capacity was gradually being removed and order rates began to improve toward the end of the fiscal year. The best performing area in the Fund during the year was Asian foundry companies, namely Taiwan Semiconductor Manufacturing ("TSM") and United Microelectronics ("UMC"). These companies benefited from outsourcing the manufacturing of its devices. In addition, both TSM and UMC experienced dramatic rebounds in utilization rates from the lows achieved late last calendar year, which were driven by increases in customer orders. On the semiconductor capital equipment front, quarterly sequential improvement in orders late in the fiscal year pointed to cyclical recovery and helped propel stock prices higher in this industry. As a result, our holdings in ASML Holdings and Novellus made favorable contributions to performance.
    With respect to geographic regions, the Fund's investments in Chinese telecommunications services companies, such as China Unicom and China Telecom, underperformed during the fiscal year. We attribute this to the moderation of new subscribers and the restructuring of the largest incumbent carrier in the region, China Telecom, prior to its planned public offering. The Fund's Japanese technology positions also had a negative effect on returns, as many Japanese companies, such as Furukawa Electric, were affected by the drop off in U.S. technology spending and the poor macro-environment in their own region. Europe had significant positive contributors to performance from the semiconductor capital equipment space but was also negatively impacted by Infineon, a leading European DRAM manufacturer, when DRAM prices fell throughout the year.
    Looking ahead, we believe the near term continues to remain somewhat cloudy for the technology sector and that we may have reached a "bottom" in many areas of technology, particularly those dependent on corporate IT spending. However, it appears the slide in telecommunications capital expenditures continues, although at a somewhat reduced rate. While our current near-term outlook for technology remains cautious, particularly with respect to fundamentals, our long-term optimism remains unchanged. The macro-environment appears to be improving. For example, inventory levels have been reduced across the broad technology sector; capacity utilization appears to be moving higher; and early cyclical areas of technology are beginning to see improving order rates. Finally, as corporate profitability improves, we believe that corporate IT spending will soon follow. Although we cannot predict what impact geo-political events will have on investor psychology, we maintain our belief that the technology sector continues to offer compelling long-term growth opportunities to investors. We want to thank our investors for their continued support amid a very difficult technology environment. We believe the recent periods of near-term uncertainty create attractive entry points for long-term investors. Therefore, we continue with the consistent execution of our aggressive growth investment philosophy and persist with investing in those companies that we believe demonstrate positive business momentum.

                                [LOGO OMITTED] 32

                           PBHG FUNDS

                                    PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

                              PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                  x     Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                    AVERAGE ANNUAL TOTAL RETURN1
                                                            AS OF MARCH 31, 2002

                                                     One Year          Annualized
                                                      Return       Inception to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Global Technology &
     Communications Fund                             (23.23)%           (41.01)%
---------------------------------------------------------------------------------------------------------------------------


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
            PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND, VERSUS THE
            MSCI WORLD FREE INDEX, THE WIT SOUNDVIEW 100 INDEX, THE
                            PSE TECHNOLOGY INDEX(R)
               AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

        PBGHG Global Technology    MSCI World   PSE Technology  Wit Soundview      Lipper Science &
         & Communications Fund    Free Index3     Index(R)4,7    100 Index5,7   Technology Funds Average6
5/31/00          10000               10000           10000          10000              10000
6/30/00          11820               10335           11075          11232              11702
7/31/00          11570               10043           10331          10427              11132
8/31/00          12750               10369           11770          12216              12863
9/30/00          11310                9816           10447          10761              11568
10/31/00         10100                9651            9772           9694              10244
11/30/00          7180                9063            8169           7167               7562
12/31/00          7390                9209            8194           6951               7404
1/31/01           7860                9386            9235           8116               8132
2/28/01           6180                8592            7551           5830               5869
3/31/01           4950                8026            6666           6010               4881
4/30/01           5940                8618            7751           7451               5846
5/31/01           5410                8505            7472           7025               5604
6/30/01           4860                8238            7310           6837               5527
7/31/01           4600                8128            6929           6182               5011
8/31/01           3860                7736            6372           5380               4348
9/30/01           3040                7054            5212           4188               3396
10/31/01          3490                7188            6035           4888               3938
11/30/01          4120                7612            6851           5811               4557
12/31/01          4100                7660            6931           5800               4603
1/31/02           3970                7427            6896           5765               4521
2/28/02           3420                7361            6333           4952               3890
3/31/02          $3800               $7686           $6911          $5426              $4256

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. International investing involves special risks including currency exchange fluctuation, government regulation and the potential for economic and political instability. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Global Technology & Communications Fund commenced operations on May
  31, 2000.
3 The MSCI World Free Index is the Morgan Stanley Capital International Index that reflects the performance of both the developed and the emerging equity markets of the world. The Index excludes the performance impact of companies that are restricted with respect to foreign investors. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
4 The PSE Technology Index(R) is a price-weighted index of the top 100 U.S.
  technology stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Wit Soundview 100 Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview Financial Group. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Science & Technology Funds Average represents the average performance of 424 mutual funds classified by Lipper, Inc. in the Science & Technology category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.
7 Effective in June 2001, the Fund changed its benchmark from the Wit Soundview
  100 Index to the PSE Technology Index(R). This change was primarily made due to the removal of the Wit Soundview 100 Index from Bloomberg, one of the most comprehensive providers of statistical information regarding the financial industry in the U.S. With this removal, the only source is Soundview Financial Group which we believe seriously diminishes the value of the benchmark as a widely recognized measure of technology stock performance.


COUNTRY WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Bermuda                3%
Finland                2%
France                 1%
Germany                5%
Hong Kong              2%
India                  2%
Israel                 3%
Japan                  4%
Netherlands            5%
Singapore              1%
South Korea            1%
Taiwan                13%
United Kingdom         3%
United States         55%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Taiwan Semiconductor Manufacturing ADR               6.6%
United Microelectronics ADR                          5.9%
Cisco Systems                                        5.1%
ASML                                                 4.7%
Broadcom                                             4.3%
SAP ADR                                              3.6%
Marvell Technology Group                             2.9%
Brocade Communications Systems                       2.8%
Precise Software Solutions                           2.7%
PMC - Sierra                                         2.3%
---------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                     40.9%

                                [LOGO OMITTED] 33

            PBHG FUNDS

PBHG REIT FUND
PORTFOLIO MANAGERS: Timothy Pire, CFA, Reagan A. Pratt, Lawrence Antonatos, Jerry Ehlinger, CFA

 PBHG REIT FUND PBRTX


Portfolio Profile

OBJECTIVE:  High total return consistent with reasonable risk.

INVESTS IN: Under normal conditions, common stocks of public companies primarily engaged in the real estate industry. The Fund may invest a significant portion of its assets in real estate investment trusts ("REITs").

STRATEGY: The Fund concentrates its investments in securities that comprise the REIT industry. When selecting holdings for the Fund, we look for stocks that are selling at a discount to our estimate of the market value of the underlying real estate.

Performance

    The REIT sector turned in a second straight year of strong performance despite challenging economic conditions. Attractive yields and moderate, predictable growth helped the REIT group outperform the broader equity market. As a result, PBHG REIT Fund's PBHG Class gained 25.25% and the Advisor Class gained 24.69% for the year ended March 31, 2002. The Fund outpaced both benchmarks, the S&P 500 Index and the Wilshire Real Estate Securities Index ("WRESI"), which returned 0.24% and 21.55% for the same period, respectively. Between December 31, 2001, the fiscal year end of the Fund's predecessor UAM Heitman Real Estate Portfolio and March 31, 2002, the Fund's fiscal year end, the Fund gained 10.11%. By comparison, the S&P 500 Index was up 0.28% and the WRESI posted a 9.05% increase for the same period. This change in fiscal year is a result of the Fund's acquiring all the assets of its predecessor in a reorganization.
    Like stocks in general, real estate stocks have also been affected by the slowdown in the broad economy. This has been due largely to waning demand rather than excess supply. Slowing demand across most property types has resulted in sluggish leasing activity, higher vacancy rates and downward pressure on rental rates. Those property types with the shortest lease duration have experienced the greatest negative impact. The events of September 11 exacerbated the recessionary conditions and had an immediate impact on all property types in terms of company fundamentals and stock price performance. New construction starts also slowed dramatically. However, the terrorist attacks had a direct and significant economic impact on the hotel sector in particular, as demand for hotel rooms dropped off immediately and was followed quickly by a steep decline in stock prices.
    Real estate sectors with longer lease durations also did not escape the economic downturn. The office and industrial real estate sectors saw increased vacancy rates and lower rental rates across the country. The retail sector has been one of the few property types that has held up relatively well during the year due to resilient consumers who have maintained spending levels despite the recession.
    Even with a slowdown in demand and weakening fundamentals, the real estate industry was still able to produce positive cash flow growth during the year. This is much different than past recessions. We believe one of the main reasons behind the real estate industry's relative stability through the current economic cycle is that the supply of real estate remained mostly in check.


Portfolio Discussion

    Strong stock selection accounted for much of the Fund's outperformance relative to both benchmarks during the period. Compared to the Wilshire Real Estate benchmark, favorable stock picks in the apartment, hotel and local retail sectors contributed significant gains to returns, particularly later in the period. The hotel sector saw exceptionally strong performance in the latter half of the period and our holdings in this area posted significant positive results. Since stock prices dipped following September's tragic events, we increased our exposure to this sector, taking advantage of the opportunity to buy shares of hotel companies that were trading at substantial discounts to the underlying value of the real estate and adding selectively to the Fund's holdings. In addition, we maintained exposure to those sectors perceived as defensive, including neighborhood retail, self-storage and manufactured housing for much of the period.
    One of the greatest challenges of the period related to trying to predict the impact of the events of September 11 on real estate demand and the resulting impact on the cash flow of the companies in the real estate securities group. We also remained slightly underweight in the hotel group, as we struggled to maintain exposure to this top-performing sector amid tremendous price movement during the fourth quarter of 2001 and the first quarter of 2002. We believe the fundamentals for the hotel sector will continue to improve over the next few years.
    The slowdown in the economy is still playing out within the real estate industry. Historically, real estate fundamentals lag the economy by at least six months. Although economic recovery appears to be underway, real estate fundamentals remain weak and we believe will not likely improve until later in 2002. Job growth, in our opinion, will be the driving factor behind the recovery in real estate. It is very early to predict how recent encouraging employment data will translate into growth within the real estate industry and how strong that growth will be. Accordingly, earnings for real estate companies have been adjusted down in 2002. We believe earnings should hit their lowest levels early in 2002 and begin to turn upward later in the year providing the broad economic turnaround stays on track.
    Presuming the economic recovery builds throughout 2002, we expect to see a resulting increase in demand in all property types. We believe the greatest opportunities for the Fund will be found in those companies and sectors that are poised to benefit the most from improving economic conditions. Sectors we expect to be the early benefactors of renewed growth are those with the shortest lease terms, namely hotels and multi-family units. However, stock selection also remains driven by our "growth at a reasonable price" investment philosophy. Accordingly, we will also look at those industries and sectors that we anticipate will benefit later in the cycle, such as office space, but where valuations are currently very attractive. Investing in defensive sectors will not likely provide the same opportunities as in 2001. Defensive real estate sectors, such as strip retail, self-storage and manufactured housing, did very well from both an operational and performance perspective during the economic slowdown. As the economy picks up, we believe defensive sectors will see their operational performance improve, but less so than some of the more cyclical real estate sectors.
    As the new fiscal year progresses, we will keep a watchful eye on the economy, looking for signs of stabilization or recovery and an increase in real estate demand. Thank you for your support over the past year.

                                [LOGO OMITTED] 34

                                               PBHG FUNDS

                                                                  PBHG REIT FUND

                                                            PBHG REIT FUND PBRTX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
  x                     Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                  AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF MARCH 31, 2002

                                     One    Annualized Annualized Annualized Annualized
                                    Year      3 Year     5 Year    10 Year   Inception
                                   Return     Return     Return    Return     to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG REIT Fund -
     PBHG Class2                   25.25%     16.65%     8.53%    12.76%       9.57%
---------------------------------------------------------------------------------------------------------------------------
  PBHG REIT Fund -
     Advisor Class3                24.69%     16.11%     8.01%    12.43%       9.32%
---------------------------------------------------------------------------------------------------------------------------


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
      PBHG REIT FUND - PBHG CLASS, VERSUS THE S&P 500 INDEX, WILSHIRE REAL
        ESTATE SECURITIES INDEX AND THE LIPPER REAL ESTATE FUNDS AVERAGE.

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                       PBHG REIT FUND -         S&P 500                 WILSHIRE REAL ESTATE             LIPPER REAL ESTATE
                         PBHG CLASS             INDEX4                  SECURITIES INDEX5                  FUNDS AVERAGE6
3/13/2089                 $10,000               $10,000                     $10,000                           $10,000
3/31/2089                   9,960                10,000                      10,000                            10,000
4/30/2089                  10,140                10,519                      10,182                            10,218
5/31/2089                  10,170                10,893                      10,357                            10,293
6/30/2089                  10,281                10,881                      10,473                            10,419
7/31/2089                  10,747                11,863                      10,804                            10,908
8/31/2089                  10,706                12,094                      10,690                            10,943
9/30/2089                  10,481                12,045                      10,666                            10,957
10/31/2089                 10,308                11,765                      10,133                            10,657
11/30/2089                 10,121                12,004                       9,982                            10,658
12/31/2089                  9,944                12,292                       9,978                            10,744
1/31/2090                   9,833                11,467                       9,508                            10,415
2/28/2090                   9,769                11,616                       9,504                            10,385
3/31/2090                   9,598                11,924                       9,482                            10,423
4/30/2090                   9,718                11,627                       9,298                            10,234
5/31/2090                   9,392                12,758                       9,257                            10,305
6/30/2090                   9,413                12,672                       9,275                            10,467
7/31/2090                   9,489                12,632                       8,920                            10,551
8/31/2090                   8,714                11,491                       7,878                             9,688
9/30/2090                   7,740                10,933                       6,965                             8,962
10/31/2090                  7,313                10,886                       6,463                             8,845
11/30/2090                  7,789                11,589                       6,726                             9,177
12/31/2090                  7,741                11,911                       6,640                             9,222
1/31/91                     8,715                12,429                       7,286                             9,962
2/28/91                     8,968                13,317                       7,714                            10,498
3/31/91                     9,523                13,639                       8,401                            11,063
4/30/91                     9,534                13,671                       8,333                            11,208
5/31/91                     9,698                14,259                       8,462                            11,338
6/30/91                     9,534                13,606                       8,045                            10,995
7/31/91                     9,499                14,240                       8,011                            11,159
8/31/91                     9,226                14,576                       7,915                            11,108
9/30/91                     9,253                14,332                       7,824                            11,342
10/31/91                    9,012                14,531                       7,648                            11,205
11/30/91                    8,879                13,948                       7,394                            11,064
12/31/91                    9,564                15,540                       7,970                            12,001
1/31/92                    10,116                15,250                       8,345                            12,444
2/29/92                     9,920                15,448                       8,324                            12,250
3/31/92                     9,910                15,148                       8,144                            12,088
4/30/92                     9,749                15,592                       8,009                            12,001
5/31/92                    10,097                15,668                       8,041                            12,449
6/30/92                     9,924                15,435                       7,799                            12,237
7/31/92                    10,314                16,066                       7,828                            12,583
8/31/92                    10,365                15,737                       7,710                            12,722
9/30/92                    10,594                15,922                       8,003                            12,968
10/31/92                   10,799                15,977                       8,088                            13,147
11/30/92                   10,722                16,519                       8,158                            13,291
12/31/92                   11,273                16,722                       8,559                            13,923
1/31/93                    11,959                16,862                       9,154                            14,561
2/28/93                    12,658                17,092                       9,597                            15,114
3/31/93                    13,861                17,452                      10,241                            16,104
4/30/93                    12,986                17,030                       9,661                            15,615
5/31/93                    12,751                17,485                       9,509                            15,541
6/30/93                    13,104                17,536                       9,758                            15,837
7/31/93                    13,460                17,465                       9,956                            16,187
8/31/93                    13,724                18,126                      10,163                            16,646
9/30/93                    14,594                17,983                      10,624                            17,369
10/31/93                   14,274                18,355                      10,325                            17,270
11/30/93                   13,101                18,181                       9,875                            16,374
12/31/93                   13,538                18,401                       9,863                            16,878
1/31/94                    13,697                19,026                      10,159                            17,070
2/28/94                    14,536                18,510                      10,574                            17,668
3/31/94                    14,031                17,704                      10,085                            17,083
4/30/94                    14,192                17,931                      10,198                            17,218
5/31/94                    14,529                18,225                      10,410                            17,282
6/30/94                    13,983                17,778                      10,205                            16,881
7/31/94                    13,820                18,362                      10,228                            16,817
8/31/94                    13,894                19,113                      10,221                            16,976
9/30/94                    13,855                18,647                      10,050                            16,684
10/31/94                   13,164                19,064                       9,683                            16,102
11/30/94                   12,624                18,371                       9,304                            15,511
12/31/94                   13,945                18,643                      10,025                            16,806
1/31/95                    13,189                19,126                       9,701                            16,257
2/28/95                    13,256                19,870                      10,005                            16,444
3/31/95                    13,312                20,456                      10,063                            16,472
4/30/95                    13,107                21,058                       9,990                            16,328
5/31/95                    13,654                21,898                      10,321                            17,068
6/30/95                    13,830                22,406                      10,501                            17,406
7/31/95                    14,143                23,149                      10,670                            17,787
8/31/95                    14,317                23,206                      10,800                            18,009
9/30/95                    14,759                24,185                      10,999                            18,407
10/31/95                   14,266                24,099                      10,658                            17,892
11/30/95                   14,459                25,156                      10,769                            18,010
12/31/95                   15,461                25,640                      11,393                            19,269
1/31/96                    15,479                26,512                      11,550                            19,523
2/29/96                    15,747                26,758                      11,779                            19,721
3/31/96                    15,933                27,016                      11,875                            19,748
4/30/96                    15,951                27,414                      11,928                            19,738
5/31/96                    16,350                28,120                      12,194                            20,251
6/30/96                    16,707                28,227                      12,438                            20,569
7/31/96                    16,634                26,981                      12,327                            20,458
8/31/96                    17,405                27,551                      12,851                            21,332
9/30/96                    17,878                29,100                      13,172                            21,865
10/31/96                   18,324                29,902                      13,529                            22,324
11/30/96                   19,272                32,160                      14,091                            23,322
12/31/96                   21,345                31,523                      15,594                            25,601
1/31/97                    21,540                33,492                      15,817                            25,964
2/28/97                    21,638                33,754                      15,827                            26,006
3/31/97                    21,879                32,370                      15,881                            26,068
4/30/97                    20,975                34,301                      15,368                            25,130
5/31/97                    21,564                36,388                      15,826                            25,924
6/30/97                    22,716                38,017                      16,610                            27,358
7/31/97                    23,570                41,041                      17,157                            28,515
8/31/97                    23,471                38,744                      17,030                            28,361
9/30/97                    25,309                40,865                      18,709                            31,069
10/31/97                   24,788                39,501                      17,914                            30,125
11/30/97                   25,008                41,328                      18,274                            30,498
12/31/97                   25,854                42,038                      18,682                            31,252
1/31/98                    25,534                42,502                      18,418                            30,789
2/28/98                    25,361                45,566                      18,182                            30,724
3/31/98                    26,131                47,897                      18,541                            31,437
4/30/98                    25,236                48,379                      17,957                            30,466
5/31/98                    24,589                47,548                      17,784                            30,012
6/30/98                    24,291                49,478                      17,690                            29,670
7/31/98                    23,162                48,953                      16,459                            27,801
8/31/98                    21,079                41,884                      14,749                            24,895
9/30/98                    22,108                44,567                      15,575                            26,128
10/31/98                   21,259                48,192                      15,361                            25,914
11/30/98                   21,794                51,113                      15,650                            26,465
12/31/98                   21,946                54,058                      15,426                            26,304
1/31/99                    21,361                56,319                      15,091                            25,733
2/28/99                    20,826                54,569                      14,972                            25,386
3/31/99                    20,750                56,752                      14,891                            25,173
4/30/99                    22,647                58,950                      16,479                            27,838
5/31/99                    23,577                57,558                      16,757                            28,426
6/30/99                    23,293                60,753                      16,472                            28,139
7/31/99                    22,392                58,857                      15,842                            27,100
8/31/99                    22,313                58,563                      15,604                            26,640
9/30/99                    21,978                56,958                      14,900                            25,579
10/31/99                   21,287                60,562                      14,623                            25,006
11/30/99                   20,729                61,793                      14,393                            24,749
12/31/99                   21,692                65,433                      14,935                            25,746
1/31/2000                  21,530                62,146                      14,996                            25,566
2/29/2000                  21,018                60,969                      14,709                            25,103
3/31/2000                  21,910                66,934                      15,354                            26,245
4/30/2000                  23,221                64,920                      16,448                            27,629
5/31/2000                  23,331                63,588                      16,646                            27,919
6/30/2000                  24,254                65,155                      17,207                            29,063
7/31/2000                  25,888                64,137                      18,752                            31,258
8/31/2000                  25,085                68,120                      18,077                            30,461
9/30/2000                  26,005                64,524                      18,664                            31,496
10/31/2000                 24,800                64,251                      17,854                            30,085
11/30/2000                 25,444                59,186                      18,256                            30,521
12/31/2000                 27,094                59,475                      19,525                            32,527
1/31/2001                  26,980                61,585                      19,720                            32,702
2/28/2001                  26,414                55,970                      19,310                            32,218
3/31/2001                  26,299                52,424                      19,325                            31,986
4/30/2001                  26,701                56,498                      19,785                            32,741
5/31/2001                  27,303                56,877                      20,339                            33,367
6/30/2001                  28,907                55,492                      21,439                            35,065
7/31/2001                  28,502                54,946                      21,011                            34,521
8/31/2001                  29,545                51,507                      21,744                            35,529
9/30/2001                  27,933                47,347                      20,424                            33,899
10/31/2001                 27,198                48,250                      19,660                            32,916
11/30/2001                 28,933                51,952                      20,934                            34,591
12/31/2001                 29,913                52,407                      21,541                            35,532
1/31/2002                  30,118                51,642                      21,634                            35,596
2/28/2002                  30,936                50,646                      22,129                            36,301
3/31/2002                 $32,939               $52,551                     $23,490                           $38,359

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Funds that concentrate investments in one or more groups or industries may involve greater risks than more diversified funds, including greater potential for volatility. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman
  Real Estate Portfolio. Prior to the acquisition, the PBHG Class shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio and Advisor Class shares were known as Advisor Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. The Heitman Real Estate Portfolio was managed by Heitman Real Estate Securities LLC, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio. Data includes performance of the Fund's predecessor class, whose inception date was March 13, 1989.
3 The performance shown for the Advisor Class prior to its inception date of May
  15, 1995 is based on the performance and expenses of the PBHG Class. Subsequent to May 15, 1995, the performance is that of the Advisor Class, which will cause returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception date to March 31, 2002 was 13.16%. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75% and a 12b-1 fee of 0.50% of average daily net assets. The PBHG REIT Fund Advisor Class does not carry a sales charge and carries a 12b-1 fee of 0.25% of average daily net assets. Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. No adjustment has been made to reflect the lower 12b-1 fee. The Advisor Class shares returns going forward will reflect the 0.25% 12b-1 fee.
4 The S&P 500 Index is a capitalization weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
5 The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The Index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Real Estate Funds Average represents the average performance of 159 mutual funds classified by Lipper, Inc. in the Real Estate category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Real Estate Funds Average at that month's end March 31, 1989.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical          7%
Financial (REITS)         93%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Equity Office Properties Trust                   10.5%
Apartment Investment & Management, Cl A           7.0%
Prologis Trust                                    5.4%
Rouse                                             4.8%
Vornado Realty Trust                              4.6%
CarrAmerica Realty                                4.6%
Avalonbay Communities                             4.4%
Simon Property Group                              4.3%
Meristar Hospitality                              4.2%
Boston Properties                                 3.8%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  53.6%

                                [LOGO OMITTED] 35

            PBHG FUNDS

PBHG STRATEGIC SMALL COMPANY FUND

PORTFOLIO MANAGERS: James M. Smith, CFA and Jerome J. Heppelmann, CFA

 PBHG STRATEGIC SMALL COMPANY FUND PSSCX


Portfolio Profile

OBJECTIVE:  Growth of capital.

INVESTS IN: The Fund invests at least 80% of its assets in growth and value securities, such as common stocks of small sized companies. These companies generally have market capitalizations similar to that of the companies in the Russell 2000(R) Index.

STRATEGY: The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. The value securities in the Fund are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as price-to-earnings ratios. We strategically adjust the mix of growth and value securities in the Fund, depending upon economic and market conditions. We focus primarily on those securities whose market capitalizations or annual revenues are $750 million or less at the time of purchase.

Performance

    PBHG Strategic Small Company Fund posted a return of 10.68%, trailing the 13.98% gain of the Russell 2000(R) Index while outperforming the 6.54% gain of the Lipper Small-Cap Growth Funds Average for the fiscal year ended March 31, 2002. During the year, the value portion of the Fund contributing 15.70% to the overall returns, outperforming the growth segment's 7.49% gain. Similarly, the Russell 2000(R) Value Index outperformed the Russell 2000(R) Growth Index, 23.74% versuS 4.95%.
    The Fund is structured to combine the strong growth potential during favorable market environments offered by the growth style employed by Pilgrim Baxter & Associates, with the downside protection contributed by the value style utilized by Pilgrim Baxter Value Investors, Inc. Typically, the Fund has maintained a neutral allocation (approximately 50/50) between the two investment styles, with adjustments for changing market dynamics and the flow of assets into and out of the Fund. As of March 31, 2002, the Fund had 35% of its assets invested in growth and 65% in value.

Portfolio Discussion -- Value

    The past 12 months were unique in many ways. The financial markets and the overall economy suffered through the worst terrorist attacks to ever occur on U.S. soil. Additionally, during the year we faced the largest corporate bankruptcy in U.S history along with growing uncertainties surrounding corporate accounting practices. The market reacted to these events by rewarding "safe" companies. Falling into this category were companies considered to be inexpensive, with easy to understand business models and very little financial leverage.
    Performance for the value segment of the Fund was negatively impacted by the market's "flight to safety." Consumer staple companies demonstrating slow, but steady predictable growth outperformed during the year. Our underweighted position in these companies dragged on performance. However, valuations in this group remain high and we feel earnings growth will be difficult going forward. We believe there to be better opportunities in companies that will benefit most from an improving economy.
    Regional banks performed well, particularly during the latter part of the year due to the aggressive decrease in interest rates and the resulting increase in lending margins. Our underweight position in this sector negatively impacted performance. However, we are not optimistic about the long-term growth potential of the regional bank group, primarily because the benefits they enjoyed during the period of declining interest rates are not to be found going forward. As a result, we remain comfortable with our current underweight position in this sector. Health care was the best performing sector relative to the benchmark over the past year. This sector benefited from continued, predictable earnings growth. Our holdings in health care services outperformed the more expensive and volatile medical technology companies that were found in the benchmark Russell 2000(R) Index. We like the long-term outlook for the health care sector and believe demographic changes will remain the driver of demand in the future.
    We continue to see opportunities in certain segments of the technology sector. With the exception of the telecommunications sub-industry, we believe that corporate information technology budgets will improve and drive demand going forward. As we did in the past year, we anticipate adding technology companies that meet our selection criteria over the next twelve months. Looking ahead, we expect to see signs of a continuing economic recovery. The effects of the unprecedented decline in interest rates in 2001, combined with a stimulative tax policy and corporate "belt-tightening", will continue to produce an improvement in corporate profits going forward. Therefore, we will continue to invest in high quality small companies with attractive valuations that we believe will benefit the most from economic growth as it unfolds.

Portfolio Discussion -- Growth

    The reality of the positive return from the growth segment of the Fund over the past fiscal year should not obscure the challenges imposed on growth investors by recessionary economic conditions, terrorist attacks, and aftershocks from the deflation of the Internet mania. During the year, the equity markets struggled with competing views of business conditions, discouraged by negative sentiment surrounding current conditions, but alternately encouraged by the prospect of an imminent economic upturn resulting from a very stimulative monetary policy. For small capitalization growth equities, this seesaw pattern of confidence, while not unexpected, created historically high volatility in share prices. It also created a flight to value, as evidenced by the significantly stronger results from the value portion of the portfolio. The surprising strength and durability of the consumer throughout the year was amplified by the investment performance of the retail and restaurant names held in the portfolio. Consumer stocks, in fact, represented four of the top five individual contributors to performance for the growth segment of the portfolio during the year. While our technology exposure was overweight relative to the benchmark, we still maintained a low level of exposure in comparison to some of the Fund's previous time periods.
    Many of the strongest performing holdings were investments that the Fund has maintained for more than one year. We believe this confirms our bottom-up stock selection process, which identifies not only companies with strong growth prospects, but also those with sustainable and predictable earnings. Examples of long-term holdings that positively contributed to performance during the year include Krispy Kreme Doughnuts and Direct Focus in the consumer area, Dianon and First Horizon Pharma in the health care area, MKS Instruments and Elantec Semiconductor in the technology area, and Career Education in the services area. Overall, the Fund generally prefers to quickly weed out companies with deteriorating business fundamentals and to redeploy this cash on some new selections. Examples of names eliminated during the year because of impaired growth prospects include technology selections Ulticom, Stellent, and Riverstone Networks, as well as Professional Detailing from the health care sector.
    Two years ago in our Annual Report letter, we expressed some caution about inflated investor expectations drawn from the excitement of the "New Economy." The caution was justified as the markets have since returned to a state of normalcy, prizing earnings over concept. In last year's Annual Report, we observed the recalibration of values in the marketplace, with returns from value investing greatly surpassing those of growth investing. Today, we think the prospects for a disciplined small company growth investment strategy are truly outstanding. First, the recession is largely behind us, with the inventory and balance sheet excesses of the last boom under control. Second, companies are describing stabilization of results and better visibility. Third, the incidence of missed targets, albeit from lowered guidance, has subsided, and future earnings forecasts are more constructive and realistic. Finally, the accumulated history of many prior business cycles suggests that we are now entering the phase when small growth companies offer the best relative performance versus the rest of the equity markets, based on improving fundamentals combined with more favorable risk premiums. Therefore, we remain believers that the innovative young companies sought by the Fund offer exciting investment potential.

                                [LOGO OMITTED] 36

                                PBHG FUNDS

                                               PBHG STRATEGIC SMALL COMPANY FUND

                                         PBHG STRATEGIC SMALL COMPANY FUND PSSCX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                        Medium       MARKET CAPITALIZATION
----------------------
           x            Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                               AVERAGE ANNUAL TOTAL RETURN1
                                                   AS OF MARCH 31, 2002

                                          One     Annualized  Annualized  Annualized
                                         Year       3 Year      5 Year     Inception
                                        Return      Return      Return     to Date2
---------------------------------------------------------------------------------------------------------------------------
  PBHG Strategic Small Company Fund     10.68%      17.28%      16.63%      13.14%
---------------------------------------------------------------------------------------------------------------------------


                             COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
                                       PBHG STRATEGIC SMALL COMPANY FUND, VERSUS THE
                             RUSSELL 2000(R) INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                                                            [LINE CHART OMITTED]
                                                            PLOT POINTS FOLLOWS:

                      PBHG STRATEGIC SMALL                  RUSSELL 2000(R)             LIPPER SMALL-CAP GROWTH
                         COMPANY FUND                           INDEX3                      FUNDS AVERAGE4
12/31/96                   $10,000                             $10,000                          $10,000
1/31/97                     10,120                              10,200                           10,252
2/28/97                      9,350                               9,953                            9,610
3/31/97                      8,860                               9,483                            8,970
4/30/97                      8,750                               9,509                            8,850
5/31/97                     10,270                              10,567                           10,081
6/30/97                     11,130                              11,020                           10,669
7/31/97                     12,170                              11,533                           11,394
8/31/97                     12,410                              11,797                           11,604
9/30/97                     13,440                              12,660                           12,555
10/31/97                    12,820                              12,104                           11,921
11/30/97                    12,520                              12,026                           11,694
12/31/97                    12,567                              12,236                           11,753
1/31/98                     12,502                              12,043                           11,591
2/28/98                     13,439                              12,934                           12,557
3/31/98                     13,870                              13,467                           13,200
4/30/98                     13,999                              13,542                           13,326
5/31/98                     12,922                              12,812                           12,441
6/30/98                     13,073                              12,839                           12,732
7/31/98                     12,244                              11,800                           11,842
8/31/98                      9,466                               9,509                            9,277
9/30/98                     10,004                              10,253                            9,990
10/31/98                    10,381                              10,671                           10,407
11/30/98                    11,501                              11,230                           11,296
12/31/98                    12,835                              11,925                           12,520
1/31/99                     13,105                              12,083                           12,829
2/28/99                     11,957                              11,105                           11,692
3/31/99                     11,856                              11,278                           12,250
4/30/99                     12,092                              12,289                           12,795
5/31/99                     12,576                              12,468                           12,924
6/30/99                     13,937                              13,032                           14,108
7/31/99                     13,960                              12,674                           14,098
8/31/99                     14,083                              12,205                           13,924
9/30/99                     14,308                              12,208                           14,280
10/31/99                    14,815                              12,257                           15,080
11/30/99                    16,209                              12,989                           16,953
12/31/99                    19,482                              14,460                           20,004
1/31/2000                   19,188                              14,227                           19,796
2/29/2000                   24,796                              16,577                           24,674
3/31/2000                   23,682                              15,484                           23,366
4/30/2000                   21,514                              14,552                           20,786
5/31/2000                   20,559                              13,704                           19,088
6/30/2000                   24,625                              14,899                           22,264
7/31/2000                   22,898                              14,419                           20,822
8/31/2000                   26,265                              15,520                           23,231
9/30/2000                   26,008                              15,063                           22,357
10/31/2000                  24,331                              14,391                           20,875
11/30/2000                  19,727                              12,914                           17,328
12/31/2000                  21,799                              14,023                           18,819
1/31/2001                   22,342                              14,753                           19,323
2/28/2001                   19,024                              13,785                           16,795
3/31/2001                   17,279                              13,111                           15,218
4/30/2001                   19,353                              14,136                           17,048
5/31/2001                   20,039                              14,484                           17,436
6/30/2001                   20,425                              14,984                           17,926
7/31/2001                   19,496                              14,173                           16,901
8/31/2001                   18,509                              13,715                           15,904
9/30/2001                   15,691                              11,869                           13,443
10/31/2001                  17,093                              12,563                           14,543
11/30/2001                  18,466                              13,536                           15,647
12/31/2001                  19,624                              14,371                           16,611
1/31/2002                   18,938                              14,222                           16,071
2/28/2002                   17,579                              13,832                           15,021
3/31/2002                  $19,124                             $14,944                          $16,181

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Strategic Small Company Fund commenced operations on December 31,
  1996.
3 The Russell 2000(R) Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
4 The Lipper Small-Cap Growth Funds Average represents the average performance of 442 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Basic Materials             5%
Consumer Cyclical          21%
Consumer Non-Cyclical       3%
Energy                      3%
Financial                   7%
Health Care                18%
Industrial                  9%
Services                   12%
Technology                 21%
Utilities                   1%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Haemonetics                           1.8%
Avocent                               1.3%
Universal Compression                 1.3%
Advo                                  1.3%
Direct Focus                          1.2%
IMC Global                            1.2%
Krispy Kreme Doughnuts                1.1%
Stillwater Mining                     1.1%
Hooper Holmes                         1.1%
Polycom                               1.0%
------------------------------------------
% of Total Portfolio Investments
in Common Stock                      12.4%

                                [LOGO OMITTED] 37

            PBHG FUNDS

PBHG TECHNOLOGY & COMMUNICATIONS FUND
PORTFOLIO MANAGER: Michael K. Ma

 PBHG TECHNOLOGY & COMMUNICATIONS FUND PBTCX


Portfolio Profile

OBJECTIVE:  Long-term capital appreciation. Current income is incidental.

INVESTS IN: Companies whose products or services are based on or delivered with technology. Also invests in companies that link businesses, consumers and other entities through communications technology.

STRATEGY: The Fund's strategy is to invest in those technology and telecommunications companies exhibiting the strongest fundamental business momentum. As of March 31, 2002, the Fund's 73 holdings range from $284 million to $368 billion in market capitalization, with an average capitalization of $26 billion. The Fund employs PBHG's disciplined style of company specific stock selection. Additionally, the Fund is managed with an acute focus on sub-sector weightings within the broader fields technology and telecommunications.

Performance

    PBHG Technology and Communications Fund's PBHG Class declined 24.92% and the Advisor Class declined 25.13% versus the 9.71% decline of the Wit Soundview 100 Index and the positive 3.68% return of its benchmark, the PSE Technology Index(R) for the year ending March 31, 2002.

Portfolio Discussion

    The past twelve months have seemed like a rollercoaster for technology investors. Stocks sporadically rose on faint signs of a potential recovery in the broad economy, only to resume their downward slide in response to weak fundamental results, inconclusive macro-economic data and horrible and unpredictable geopolitical events. Throughout most of 2001, the stock market was constantly searching for the proverbial "bottom", nowhere more so than in the technology sector.
    The "bottom" for technology investors has become defined by an end to the staggering drop-off in information technology spending by enterprises and a resumption of capital expenditures by telecommunications service providers. The year began with cautious optimism, driven primarily by expectations that the Federal Reserve would aggressively employ monetary easing in an attempt to breathe life into an economy hard hit by the excesses of 1999 and 2000. As 2001 gradually progressed, the Federal Reserve attempted to revive the weakening economy with the record 11 rate cuts. Exacerbated by the events of September 11, however, the economy failed to respond quickly to the Fed's aggressive actions. The rash of excessive investments that characterized 1999 and 2000 ended up punishing the technology sector hardest. Entering 2001 the technology sector was still suffering from the bursting of the "Internet bubble", which had temporarily crippled those companies manufacturing infrastructure hardware and software. At the same time, the recession in the telecommunications industry was just beginning and would come to deepen over the ensuing twelve months.
    We did not make radical changes to the Fund's positioning entering the period. Our largest weightings continued to be in the telecommunications equipment and data-networking sectors. In hindsight, this proved problematic, as this sector would exit the year as one of the worst performers in the technology arena. A steady stream of dramatic reductions in global capital expenditures by telecommunications services providers resulted in dismal performance in 2001. One bright spot was our investment in Cisco Systems. Although one of our largest positions in the industry, its positive return during the year did not offset the losses sustained by some of our other holdings in next generation equipment vendors such as Ciena, Juniper Networks, ONI Systems and Redback Networks. While we had reduced our positions in these names throughout the year, we underestimated the magnitude and the pace of the spending cuts plaguing the telecommunications industry. In retrospect, the shortfalls in our investment strategies are now apparent. While data traffic continued its rapid rate of growth in 2001, several opposing forces caused the aggregate flood of capital expenditure to cease abruptly. The implosion and resulting financial failure of the hundreds of emerging competitive local exchange carriers (CLECs) not only eradicated a key customer of the next generation equipment suppliers, it also greatly reduced the pressure on incumbent carriers to continue spending at accelerated levels to upgrade the quality and capacity of their networks. Concurrently, the slowing economic environment reduced the global demand for voice and data services, further decreasing the need for telecommunications carriers to proceed with large capital expenditure programs. The result was one of the largest reductions in capital spending in the history of the telecommunications industry, a toxic environment for the vendors of next generation telecommunications equipment.
    During the course of the year, we increased our exposure to the semiconductor and semiconductor capital equipment areas the greatest. Business fundamentals improved modestly, yet steadily, as inventory levels were reduced to unsustainably low levels. Excess capacity among semiconductor manufacturers gradually diminished over the course of 2001 and semiconductor order rates continued to exhibit signs of improvement as the fiscal year came to a close. The greatest positive contributor to Fund performance during the year was derived from RF Micro Devices, a leading provider of power amplifiers used in wireless handsets. Additionally, analog semiconductor companies such as Maxim Integrated Products, Linear Technology, and Texas Instruments positively impacted the Fund. On the semiconductor capital equipment front, quarterly sequential improvement in orders late in the fiscal year pointed to cyclical recovery and helped propel stock prices higher in this sector. Applied Materials, Novellus Systems, Teradyne, and KLA Tencor also fared well during the period.
    The hardware sector yielded mixed results for the Fund. While many vendors continued to be negatively impacted by the reduction in corporate IT spending, a select few benefited from new technology implementations, new product cycles and limited replacement of obsolete equipment. This was true of Storage Area Networking (SAN), for example. The SAN space received heightened attention from IT managers due to significant cost and performance advantages over existing solutions, such as tape back-up and network attached storage (NAS). Companies such as Brocade Communications Systems and Emulex benefited from the urgency placed on enhancing corporate storage capabilities.
    While near term visibility remains somewhat cloudy for the technology sector, we believe that we may have reached a "bottom" in many areas of technology, particularly those dependent on corporate IT spending. It appears, however, that the slide in service provider capital expenditures continues, although at a somewhat reduced rate. The macro environment continues to exhibit signs of improvement: excessive inventory levels have been reduced across the technology food-chain; capacity utilization appears to be moving higher; and early cycle areas within technology are beginning to benefit from improving, and in some cases expedited, order rates. We remain steadfast in our belief that as U.S, corporate profitability continues to improve, corporate IT spending will soon follow.
    Our long-term conviction in the power of technology and the ensuing opportunities afforded to patient investors remains unchanged. We want to thank our investors for their continued support in a very difficult technology environment. We believe the recent periods of near-term uncertainty create attractive entry points for long-term investors. Therefore, we continue with the consistent execution of our aggressive growth investment philosophy to ensure that shareholders capitalize fully on what we believe to be a steadily improving technology landscape.

                               [LOGO OMITTED] 38

     PBHG FUNDS

PBHG TECHNOLOGY & COMMUNICATIONS FUND

 PBHG TECHNOLOGY & COMMUNICATIONS FUND PBTCX


   INVESTMENT FOCUS
        STYLE

Value   Blend   Growth
----------------------
                        Large
----------------------
                  x     Medium       MARKET CAPITALIZATION
----------------------
                        Small
----------------------
Source: Pilgrim Baxter & Associates, Ltd.

                                                  AVERAGE ANNUAL TOTAL RETURN1
                                                        AS OF MARCH 31, 2002

                                             One   Annualized  Annualized Annualized
                                            Year     3 Year      5 Year    Inception
                                           Return    Return      Return     to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG Technology &
     Communications Fund - PBHG Class2    (24.92)%  (13.51)%      5.39%     10.74%
---------------------------------------------------------------------------------------------------------------------------
  PBHG Technology &
     Communications Fund - Advisor Class3 (25.13)%  (13.59)%      5.34%     10.69%
---------------------------------------------------------------------------------------------------------------------------


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
         PBHG TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS, VERSUS THE
          WIT SOUNDVIEW 100 INDEX, THE PSE TECHNOLOGY INDEX(R) AND THE
                    LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                   PBHG TECHNOLOGY &
                  COMMUNICATIONS FUND -            PSE TECHNOLOGY              WIT SOUNDVIEW            LIPPER SCIENCE & TECHNOLOGY
                     PBHG CLASS                     INDEX(R)5,7               100 INDEX4,7                   FUNDS AVERAGE6
9/29/95               $10,000                         $10,000                    $10,000                        $10,000
9/30/95                10,000                          10,000                     10,000                         10,000
10/31/95               10,800                          10,057                     10,368                          9,834
11/30/95               11,720                          10,210                     11,079                          9,955
12/31/95               11,602                           9,919                     10,533                          9,583
1/31/96                11,462                          10,154                     10,446                          9,564
2/29/96                12,562                          10,451                     11,128                         10,036
3/31/96                12,482                           9,899                     10,831                          9,757
4/30/96                14,132                          10,901                     12,557                         10,833
5/31/96                15,303                          11,005                     13,442                         11,253
6/30/96                14,973                          10,244                     12,235                         10,511
7/31/96                13,712                           9,456                     11,006                          9,508
8/31/96                14,963                          10,038                     12,002                         10,133
9/30/96                16,643                          10,945                     13,468                         11,284
10/31/96               16,793                          10,780                     13,286                         11,138
11/30/96               17,663                          12,243                     14,813                         12,079
12/31/96               17,916                          11,954                     13,842                         11,814
1/31/97                18,539                          13,217                     15,118                         12,546
2/28/97                16,580                          12,659                     13,942                         11,482
3/31/97                14,927                          11,955                     12,988                         10,647
4/30/97                15,437                          12,365                     13,353                         10,951
5/31/97                18,100                          13,861                     15,145                         12,448
6/30/97                18,641                          13,958                     15,181                         12,626
7/31/97                20,865                          16,113                     17,578                         14,238
8/31/97                20,773                          16,092                     18,116                         14,241
9/30/97                22,416                          16,638                     18,555                         14,970
10/31/97               19,732                          14,929                     16,406                         13,713
11/30/97               19,151                          14,971                     16,227                         13,585
12/31/97               18,511                          14,392                     15,133                         13,266
1/31/98                17,697                          14,981                     15,504                         13,586
2/28/98                19,850                          16,819                     17,507                         15,144
3/31/98                20,643                          17,151                     17,427                         15,616
4/30/98                21,061                          17,820                     18,623                         16,218
5/31/98                19,047                          16,410                     16,872                         15,065
6/30/98                20,332                          17,164                     17,789                         16,208
7/31/98                19,186                          17,121                     17,415                         15,926
8/31/98                16,004                          13,912                     13,427                         12,714
9/30/98                17,997                          15,881                     15,450                         14,411
10/31/98               18,072                          17,683                     16,976                         15,444
11/30/98               20,322                          19,647                     18,826                         17,501
12/31/98               23,324                          22,319                     21,537                         20,366
1/31/99                28,435                          25,591                     24,899                         23,566
2/28/99                25,325                          22,967                     21,781                         21,518
3/31/99                30,000                          24,724                     23,314                         23,984
4/30/99                31,653                          25,599                     23,997                         24,732
5/31/99                30,120                          26,347                     24,762                         24,408
6/30/99                34,622                          29,839                     27,911                         27,318
7/31/99                34,067                          29,662                     27,977                         27,031
8/31/99                36,916                          31,189                     29,675                         28,447
9/30/99                37,916                          31,233                     30,310                         29,412
10/31/99               45,517                          33,074                     33,603                         32,676
11/30/99               54,107                          37,846                     39,615                         38,346
12/31/99               80,210                          48,396                     49,489                         48,109
1/31/2000              82,496                          47,350                     48,149                         47,175
2/29/2000             117,027                          58,153                     62,909                         60,276
3/31/2000             100,197                          57,869                     63,040                         57,515
4/30/2000              81,848                          54,187                     58,385                         50,395
5/31/2000              68,637                          49,542                     51,722                         44,272
6/30/2000              93,468                          54,868                     58,092                         51,807
7/31/2000              85,195                          51,182                     53,928                         49,284
8/31/2000              99,596                          58,310                     63,182                         56,948
9/30/2000              92,089                          51,759                     55,657                         51,213
10/31/2000             74,246                          48,413                     50,140                         45,354
11/30/2000             45,137                          40,471                     37,067                         33,480
12/31/2000             45,165                          40,596                     35,953                         32,781
1/31/2001              48,379                          45,754                     41,977                         36,003
2/28/2001              34,067                          37,410                     30,152                         25,983
3/31/2001              25,853                          33,024                     31,084                         21,610
4/30/2001              31,719                          38,400                     38,538                         25,883
5/31/2001              30,000                          37,019                     36,334                         24,811
6/30/2001              28,399                          36,213                     35,360                         24,469
7/31/2001              26,102                          34,328                     31,976                         22,186
8/31/2001              21,509                          31,568                     27,829                         19,251
9/30/2001              15,787                          25,819                     21,659                         15,035
10/31/2001             18,517                          29,899                     25,281                         17,436
11/30/2001             21,942                          33,944                     30,053                         20,175
12/31/2001             21,509                          34,336                     29,996                         20,379
1/31/2002              21,378                          34,165                     29,819                         20,016
2/28/2002              17,664                          31,375                     25,615                         17,224
3/31/2002             $19,409                         $34,237                    $28,066                        $18,843

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund's investment in technology companies involves the risk of volatility. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence. Funds that concentrate investments in one or a group of industries may involve greater risks than more diversified funds, including greater potential for volatility. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The PBHG Technology & Communications Fund - PBHG Class commenced operations on
  September 29, 1995.
3 The performance shown for the Advisor Class prior to its inception on December
  29, 2000, is based on the performance and expenses of the PBHG Class. Subsequent to December 29, 2000, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the Advisor Class from its inception to March 31, 2002 was (49.08)%.
4 The Wit Soundview 100 Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview financial Group. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or performance. A direct investment in the Index is not possible.
5 The PSE Technology Index(R) is a price-weighted index of the top 100 U.S.
  technology stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
6 The Lipper Science & Technology Funds Average represents the average performance of 424 mutual funds classified by Lipper, Inc. in the Science & Technology category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Science & Technology Funds Average at that month's end, September 30, 1995.
7 Effective in June 2001, the Fund changed its benchmark from the Wit Soundview
  100 Index to the PSE Technology Index(R). This change was primarily made due to the removal of the Wit Soundview 100 Index from Bloomberg, one of the most comprehensive providers of statistical information regarding the financial industry in the U.S. With this removal, the only source is Soundview Financial Group which we believe seriously diminishes the value of the benchmark as a widely recognized measure of technology stock performance.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer Cyclical       6%
Industrial              2%
Services                5%
Technology             87%

% of Total Portfolio Investments in Common Stock


TOP TEN HOLDINGS - MARCH 31, 2002

Cisco Systems                                     5.2%
Broadcom, Cl A                                    4.7%
Applied Materials                                 4.0%
Qualcomm                                          3.6%
Siebel Systems                                    3.5%
eBay                                              3.5%
Xilinx                                            3.4%
Texas Instruments                                 3.3%
Brocade Communications Systems                    3.1%
Marvell Technology Group                          2.9%
------------------------------------------------------
% of Total Portfolio Investments
in Common Stock                                  37.2%

                                [LOGO OMITTED] 39

            PBHG FUNDS

PBHG IRA CAPITAL PRESERVATION FUND
PORTFOLIO MANAGERS: John K. Dwight, Laura P. Dagan, CFA, David J. Kilborn, CFA

 PBHG IRA CAPITAL PRESERVATION FUND PBCPX


Portfolio Profile

OBJECTIVE: Seeks to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

INVESTS IN: Fixed-income securities that a nationally recognized statistical rating agency, such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top category at the time of purchase. The Fund may also invest in liquid short-term investments and commingled pools of debt.

STRATEGY: The Fund seeks to stabilize its NAV by purchasing wrapper agreements from financial institutions, such as insurance companies and banks, that a rating agency has rated in one of its top two categories at the time of purchase. The Fund's goal is to purchase enough wrappers to cover all of its debt securities. While not fixed at $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed income fund. The portfolio is offered exclusively to IRA and Keogh Plan investors.

Performance

    For the year ended March 31, 2002, PBHG IRA Capital Preservation Fund gained 5.53% relative to the 6.56% return of the benchmark Ryan 5-Year GIC Master Index and the 2.82% increase of the Lipper Money Market Funds Index. On January 14, 2002, the Fund reorganized from the UAM IRA Capital Preservation Portfolio of UAM Funds Trust, the predecessor fund. Between the predecessor's previous fiscal year end of October 31, and the Fund's year end, the Fund gained 1.98%. By comparison, the Ryan 5-Year GIC Master Index was up 2.65% and the Lipper Money Market Funds Index added 0.69% for the same period. Greater awareness of the Fund accelerated the growth of new cash flow in the fourth quarter of 2001 and first quarter of 2002, increasing assets to $518 million at the end of the period. We are pleased that the Fund has gained the attention of so many new shareholders.
    During the period, the Fund accomplished its objective of providing shareholders with stable positive returns despite outsized market volatility and a steeper yield curve. The portfolio is positioned to benefit from the impact of rising interest rates, assuming continued Fund growth. While the Fund underperformed its primary benchmark for the fiscal year, it substantially outperformed the Lipper Money Market Funds Index. As interest rates at the immediate front end of the yield curve have decreased, rates in the two to five-year area have increased, and market volatility has persisted, we believe that the Fund's investment strategy presents an attractive alternative to money market investments.
    Following an erratic fourth quarter of 2001 that saw rising rates, the first quarter started off rather subdued. U.S. Treasury securities were stuck in a narrow trading range throughout January and February, which was mainly a reflection of the high level of uncertainty regarding monetary policy and the strength of the economic recovery. These market conditions allowed for moderate gains in most bond sectors and strong gains in securitized bonds, which represent a substantial portion of Fund assets. For example, the drop in refinancing by homeowners provided a strong lift for mortgages, which gained almost 1% during the first quarter.
    While recent economic data consistently reflected a strengthening economy, the Federal Reserve's position on the sustainability of the recovery was unclear. U.S. Treasuries' narrow trading range was eventually broken when Fed Chairman Greenspan shifted his economic view in early March to a more optimistic outlook. This gave the markets a clear signal to sell, which investors did. By the end of the month, yields on two-year Treasury notes were up 0.50%, 10-year notes were up 0.35% and 30-year bonds were up 0.25%. We believe this correction in the Treasury market was overdue, as economic fundamentals had steadily improved in the first quarter.

Portfolio Discussion

    We believe the portfolio is well diversified across the major sectors of the AAA-rated fixed-income market, with the objective of preserving principal and maintaining a stable $10 net asset value per share. Our investment process focuses primarily on yield enhancement through sector weightings and security selection. Throughout the past year, the average credit quality of the total portfolio remained at AAA/Aaa, as measured by Standard & Poor's Rating Group and Moody's Investors Service, respectively. To take advantage of the steeper yield curve, we have maintained the portfolio duration close to three years, slightly longer than the benchmark target to help sustain the Fund's return as it continues to follow market interest rates.
    All sectors outperformed U.S. Treasuries during the first quarter of 2002, as investors looked for higher yielding assets and sold Treasuries. Areas of note were the AAA-rated airline equipment sector and residential mortgage and asset-backed (home equity loan) sectors. Airline equipment securities benefited from increasing passenger volume since September 11, lower fuel costs and renewed interest by management and labor to end the volatile cycle of the airline industry and keep carriers afloat. The Fund's only change in sector allocation during the first quarter of 2002 was to overweight home equity loan securities relative to the prior quarter at the expense of residential mortgage holdings. This strategy sought to take advantage of new issuance activity in March, 2002, which we believe should reverse in the near term as the level of new issuance subsides.
    Looking ahead, we expect the economy to slow in the second quarter from its strong first quarter pace, as some of the factors that lifted growth through March are no longer present. In particular, the mildest winter in over a decade distorted the seasonal factors, which we believe will probably bias second quarter economic statistics to the downside. We are also concerned about the recent rise in jobless claims, which may portend an up-tick in unemployment. For political reasons, the Fed is unlikely to lift the federal funds rate while unemployment is increasing, which should allay bond market fears.
    As the year continues to unfold, our objectives remain the same - to preserve shareholder principal while providing a stable net asset value and competitive returns. We thank you for your confidence in PBHG IRA Capital Preservation Fund and look forward to continuing to serve your retirement investment needs.

                                [LOGO OMITTED] 40

                                                                      PBHG FUNDS

                                              PBHG IRA CAPITAL PRESERVATION FUND

                                        PBHG IRA CAPITAL PRESERVATION FUND PBCPX


                                                 AVERAGE ANNUAL TOTAL RETURN1
                                                      AS OF MARCH 31, 2002

                                                  One               Annualized
                                                 Year                Inception
                                                Return                to Date
---------------------------------------------------------------------------------------------------------------------------
  PBHG IRA Capital Preservation Fund             5.53%                 6.31%
---------------------------------------------------------------------------------------------------------------------------


                                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                                   IN THE PBHG IRA CAPITAL PRESERVATION FUND, VERSUS THE
                             RYAN 5-YEAR GIC MASTER INDEX AND LIPPER MONEY MARKET FUNDS INDEX

                                                            [LINE CHART OMITTED]
                                                            PLOT POINTS FOLLOWS:

                             PBHG IRA CAPITAL                      RYAN 5-YEAR                  LIPPER MONEY
                             PRESERVATION FUND                   GIC MASTER INDEX3           MARKET FUNDS INDEX4
8/31/99                          $10,000                             $10,000                      $10,000
9/30/99                           10,055                              10,053                       10,039
10/31/99                          10,112                              10,106                       10,080
11/30/99                          10,166                              10,160                       10,122
12/31/99                          10,224                              10,213                       10,167
1/31/2000                         10,279                              10,267                       10,213
2/29/2000                         10,331                              10,321                       10,257
3/31/2000                         10,386                              10,375                       10,304
4/30/2000                         10,441                              10,430                       10,350
5/31/2000                         10,499                              10,485                       10,401
6/30/2000                         10,555                              10,541                       10,452
7/31/2000                         10,613                              10,597                       10,505
8/31/2000                         10,674                              10,653                       10,559
9/30/2000                         10,738                              10,710                       10,612
10/31/2000                        10,799                              10,767                       10,667
11/30/2000                        10,857                              10,825                       10,718
12/31/2000                        10,917                              10,883                       10,772
1/31/2001                         10,978                              10,942                       10,824
2/28/2001                         11,032                              11,001                       10,869
3/31/2001                         11,098                              11,060                       10,914
4/30/2001                         11,154                              11,120                       10,956
5/31/2001                         11,209                              11,179                       10,994
6/30/2001                         11,263                              11,239                       11,028
7/31/2001                         11,319                              11,300                       11,061
8/31/2001                         11,377                              11,360                       11,092
9/30/2001                         11,430                              11,421                       11,120
10/31/2001                        11,484                              11,481                       11,145
11/30/2001                        11,532                              11,542                       11,163
12/31/2001                        11,577                              11,602                       11,180
1/31/2002                         11,621                              11,663                       11,196
2/28/2002                         11,665                              11,724                       11,208
3/31/2002                        $11,711                             $11,785                      $11,222

1 Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. While not fixed at $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund. Over the long-term, however, the Sub-Adviser believes the Fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money market fund. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. Prior to the acquisition, the PBHG Class shares of the fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio. Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999.
3 The Ryan 5-Year GIC Master Index is an unmanaged index with an arithmetic mean or market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.
4 The Lipper Money Market Funds Index represents the average performance of 30 mutual funds classified by Lipper, Inc. in the Money Market Funds category. The performance figures are based on changes in net asset value of the funds in the category with all capital gain distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.


SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Residential Mortgages-Agency (13)%
Commercial Mortgages (18)%
Residential Mortgages (1)%
Asset-Backed Securities (61)%
Corporate Bonds (7)%

% of Total Portfolio Investments in Long-Term Obligations


TOP TEN HOLDINGS - MARCH 31, 2002

Providian Master Trust, Ser 2000-1, Cl A          4.7%
Federal National Mortgage Association
   30 year Fixed TBA, 7.50%                       3.6%
Northwest Airlines, Ser 2000-1, Cl G              3.6%
Federal National Mortgage Association
   30 year Fixed TBA, 7.00%                       3.6%
Continental Airlines, Ser 2002-1, Cl G2           3.3%
Southern Pacific Secured Asset,
   Ser 1997-3, Cl A5                              2.6%
Provident Auto Lease ABS Trust,
   Ser 1999-1, Cl A3                              2.5%
The Money Store Home Equity Trust,
   Ser 1998-A, Cl AF9                             2.4%
Chase Funding Loan Acquisition Trust,
   Ser 2002-C1, Cl IA3                            2.4%
Long Beach Mortgage Loan Trust,
   Ser 2002-1, Cl 2A4                             2.4%
------------------------------------------------------

% of Total Portfolio Investments in
Long-Term Obligations                            31.1%


                               [LOGO OMITTED] 41

            PBHG FUNDS

PBHG CASH RESERVES FUND
PORTFOLIO MANAGER: John C. Keogh

 PBHG CASH RESERVES FUND PBCXX


Portfolio Profile

OBJECTIVE: Preserve principal value and maintain a high degree of liquidity while providing current income.

INVESTS IN:  Money market securities.

STRATEGY: The Fund's strategy is to be fully invested in a diversified portfolio of short-term, high-quality money market securities.

Performance

    For the fiscal year ended March 31, 2002, PBHG Cash Reserves Fund returned 2.55% compared to the 2.46% return for the Lipper Money Market Funds Average.

Market Discussion

    In recent years, the money markets have been impacted by at least one major economic crisis or concern annually. There was Korea in 1997, Long Term Capital and Russia in 1998, in 1999 it was Y2K and in 2000, it was the bursting of the market bubble. Of course in the most recent year, there was the tragedy of September 11 and a recession, which prompted the Fed act aggressively in cutting interest rates.
    The U.S. ended 2001 officially in recession as fundamentals continued to deteriorate in the wake of the tragic events of September 11. Layoffs accelerated during the fourth quarter of 2001 when, during the period from August to December, job losses exceeded one million workers, nearly 1% of total employment. Companies cut production in response to weakening demand, reigning in excess inventories. Double-digit declines in corporate profits have spelled additional cutbacks in capital spending. In response to this economic weakness, the Federal Reserve aggressively cut interest rates throughout 2001. The Fed's rate reductions, which began on the second business day of 2001, totaled 475 basis points, dropping the target rate from 6.50% to 1.75%. As a percentage, this drop represents a 73% decline in short-term rates. The last time we saw a decline of this magnitude was 1958.
    Two themes dominated the fixed-income markets in the first quarter of 2002. First, economic growth continued to surprise with its strength, indicating to most investors and borrowers that short-term interest rates would not go lower in this interest rate cycle. Most likely, the Fed's next move will be toward higher short-term rates as 2002 passes. Second, the issues of off-balance sheet financing, corporate governance, and impartiality by auditors, rating agencies, and outside directors pressured corporate borrowers to provide greater financial clarity at the risk of seeing their cost of capital rise sharply or, in some cases, losing access to the capital markets. The Federal Open Market Committee
(FOMC) moved to a "neutral bias" during the first quarter after maintaining a yearlong easing campaign, which included 11 short-term interest rate cuts. At the March 19 meeting, the FOMC left short-term interest rates unchanged at 1.75% and signaled the end to their prolonged easing cycle. Evidence of economic recovery continued to mount throughout the latter part of the period. The most convincing signs of a reviving economy included resilience in consumer spending, improving unemployment data and an increasingly favorable inventory cycle.

Portfolio Discussion

    Our outlook is for short-term interest rates to rise over the course of 2002. The timing of the Fed's first move is difficult to predict. In the meantime, the markets will not wait for the Fed and yields on term money market instruments will continue to rise.
    The shift to deficit spending by the Federal government and the simultaneous move to borrowing with short-term maturities rather than long-term maturities will play a significant role in pressuring market yields higher, particularly for Treasuries. We do not expect commercial paper issuance to rise in a meaningful way, as many companies have extended their debt maturities in the recent low yield environment. These two factors will probably result in reduced yield spreads between Treasuries and other money market sectors in the next twelve months.
    Along with the economy, credit trends are likely to improve in coming months as corporations experience the economic rebound that the consumer has already enjoyed.
    This environment is usually a difficult one for fixed-income investors, as a short maturity/duration bias should pay high relative long-term returns. We agree in principal but recognize that the markets are likely to overreact, providing opportunities to buy longer maturity instruments at yields that reflect an overly aggressive view of future Fed rate increases. As always, we will seek to purchase investments that offer maximum credit safety while maintaining shareholder liquidity.
    We look forward to the new fiscal period and to serving the PBHG Cash Reserves Fund's shareholders for another year.

                                [LOGO OMITTED] 42

                                                                      PBHG FUNDS

                                                         PBHG CASH RESERVES FUND

                                                   PBHG CASH RESERVES FUND PBCXX





                                                  AVERAGE ANNUAL TOTAL RETURN1
                                                        AS OF MARCH 31, 2002

                                             One   Annualized  Annualized  Annualized
                                            Year     3 Year      5 Year    Inception
                                           Return    Return      Return     to Date3
------------------------------------------------------------------------------------------------
  PBHG Cash Reserves Fund                   2.55%    4.44%       4.66%      4.77%
------------------------------------------------------------------------------------------------





                COMPARISON OF TOTAL RETURN, AS OF MARCH 31, 2002
                        FOR THE PBHG CASH RESERVES FUND,
                 VERSUS THE LIPPER MONEY MARKET FUNDS AVERAGE1

                              [BAR CHART OMITTED]
                              PLOT POINTS FOLLOWS:

               LIPPER MONEY MARKET FUNDS AVERAGE(2)      PBHG CASH RESERVES FUND
1 YEAR                        2.55%                               2.46%

1 Performance is historical, reflects the reinvestment of all distributions and not indicative of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An investment in the PBHG Cash Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.
2 The Lipper Money Market Funds Average represents the average performance of
  390 mutual funds classified by Lipper, Inc. in the Money Market category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Funds past or future performance.
3 The PBHG Cash Reserves Fund commenced operations on April 5, 1995.

SECTOR WEIGHTINGS - AT MARCH 31, 2002

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

CERTIFICATES OF DEPOSIT       6%
COMMERCIAL PAPER             51%
GOVERNMENT BOND              25%
CASH                         18%

% of Total Portfolio Investments


                               [LOGO OMITTED] 43

            PBHG FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF PBHG FUNDS:

In our opinion, the accompanying statements of net assets for the PBHG Core Growth Fund, PBHG Growth Fund, PBHG Large Cap 20 Fund, PBHG Large Cap Growth Fund, PBHG Limited Fund, PBHG New Opportunities Fund, PBHG Clipper Focus Fund (formerly UAM Clipper Focus Portfolio), PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Special Equity Fund (formerly UAM NWQ Special Equity Portfolio), PBHG Disciplined Equity Fund (formerly UAM Analytic Enhanced Equity
Fund), PBHG Global Technology & Communications Fund, PBHG REIT Fund, PBHG Strategic Small Company Fund, PBHG Technology & Communications Fund, PBHG Cash Reserves Fund and the statements of assets and liabilities, including the schedules of investments of the PBHG Emerging Growth Fund, PBHG Select Equity Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund and PBHG IRA Capital Preservation Fund (formerly UAM IRA Capital Preservation Portfolio) (constituting PBHG Funds hereafter referred to as the "Fund"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of each of the funds at March 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 13, 2002

                                [LOGO OMITTED] 44

     PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                            As of March 31, 2002

                                                     PBHG CORE GROWTH FUND PBCRX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.0%
BASIC MATERIALS -- 1.0%
CHEMICALS-SPECIALTY -- 1.0%
OM Group                                7,600        $    550
                                                     --------
                                                          550
                                                     --------
TOTAL BASIC MATERIALS (COST $487)                         550
                                                     --------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 19.0%
ENTERTAINMENT SOFTWARE -- 1.1%
Electronic Arts*                        9,900             602
                                                     --------
                                                          602
--------------------------------------------------------------------------------
MOTORCYCLE/MOTOR SCOOTER -- 2.5%
Harley-Davidson                        24,400           1,345
                                                     --------
                                                        1,345
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.7%
Ross Stores                            10,100             382
                                                     --------
                                                          382
--------------------------------------------------------------------------------
RETAIL-ARTS & CRAFTS -- 0.7%
Michaels Stores*                        9,200             348
--------------------------------------------------------------------------------
                                                          348
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 0.7%
O'Reilly Automotive*                   12,100             382
                                                     --------
                                                          382
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.7%
Bed Bath & Beyond*                     26,600             898
                                                     --------
                                                          898
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 3.0%
Home Depot                             33,400           1,623
                                                     --------
                                                        1,623
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.1%
CDW Computer Centers*                  11,100             559
                                                     --------
                                                          559
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 3.5%
Dollar Tree Stores*                    10,600             348
Family Dollar Stores                   11,300             379
Wal-Mart Stores                        18,900           1,158
                                                     --------
                                                        1,885
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 0.3%
Williams-Sonoma*                        3,300             152
                                                     --------
                                                          152
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 3.7%
California Pizza Kitchen*              12,000        $    300
Cheesecake Factory*                    13,700             505
Darden Restaurants                      8,300             337
Sonic*                                 10,800             278
Starbucks*                             24,700             571
                                                     --------
                                                        1,991
                                                     --------
TOTAL CONSUMER CYCLICAL (COST $9,697)                  10,167
                                                     --------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 3.8%
BREWERY -- 2.8%
Anheuser-Busch                         29,100           1,519
                                                     --------
                                                        1,519
                                                     --------
--------------------------------------------------------------------------------
FOOD-RETAIL -- 1.0%
Whole Foods Market*                    11,500             525
                                                     --------
                                                          525
                                                     --------
TOTAL CONSUMER NON-CYCLICAL (COST $1,948)               2,044
                                                     --------
--------------------------------------------------------------------------------
FINANCIAL -- 2.2%
COMMERCIAL BANKS-WESTERN US -- 0.7%
Greater Bay Bancorp                    11,500             392
                                                     --------
                                                          392
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.5%
Independence Community Bank            14,200             400
New York Community Bancorp             14,300             395
                                                     --------
                                                          795
                                                     --------
TOTAL FINANCIAL (COST $1,174)                           1,187
                                                     --------
--------------------------------------------------------------------------------
HEALTH CARE -- 24.9%
DIAGNOSTIC EQUIPMENT -- 1.2%
Cytyc*                                 24,100             649
                                                     --------
                                                          649
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 2.0%
Laboratory Corporation of America*     11,400           1,093
                                                     --------
                                                        1,093
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.8%
Johnson & Johnson                      20,600           1,338
Varian Medical Systems*                29,400           1,202
                                                     --------
                                                        2,540
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.2%
Amgen*                                 15,300             913
Idec Pharmaceuticals*                  15,300             984
Integra LifeSciences*                  12,300             346
                                                     --------
                                                        2,243
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 45

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG CORE GROWTH FUND PBCRX


                                                      Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 5.1%
Forest Laboratories*                   14,400        $  1,176
Pfizer                                 38,300           1,522
                                                     --------
                                                        2,698
--------------------------------------------------------------------------------
MEDICAL-HMO -- 3.4%
UnitedHealth Group                     14,200           1,085
Wellpoint Health Networks*             11,400             726
                                                     --------
                                                        1,811
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 4.2%
Accredo Health*                        10,800             619
AdvancePCS*                            25,400             764
Express Scripts, Cl A*                 15,300             881
                                                     --------
                                                        2,264
                                                     --------
TOTAL HEALTH CARE (COST $11,526)                       13,298
                                                     --------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.3%
AEROSPACE/DEFENSE-EQUIPMENT -- 1.2%
Alliant Techsystems*                    6,300             642
                                                     --------
                                                          642
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.7%
L-3 Communications*                     8,300             930
                                                     --------
                                                          930
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.4%
Varian*                                 5,400             205
                                                     --------
                                                          205
                                                     --------
TOTAL INDUSTRIAL (COST $1,355)                          1,777
                                                     --------
--------------------------------------------------------------------------------
SERVICES -- 15.8%
ADVERTISING AGENCIES -- 3.0%
Omnicom Group                          16,800           1,586
                                                     --------
                                                        1,586
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 2.3%
Concord EFS*                           37,200           1,237
                                                     --------
                                                        1,237
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 2.2%
BISYS Group*                           33,400           1,177
                                                     --------
                                                        1,177
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.3%
Corporate Executive Board*             19,000             713
                                                     --------
                                                          713
-------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.4%
Pharmaceutical Product Development*    21,100        $    735
                                                     --------
                                                          735
--------------------------------------------------------------------------------
SCHOOLS -- 5.6%
Apollo Group, Cl A*                    27,600           1,478
Career Education*                      17,400             689
Corinthian Colleges*                   16,000             809
                                                     --------
                                                        2,976
                                                     --------
TOTAL SERVICES (COST $6,832)                            8,424
                                                     --------
--------------------------------------------------------------------------------
TECHNOLOGY -- 25.0%
APPLICATIONS SOFTWARE -- 2.6%
Mercury Interactive*                    6,300             237
Siebel Systems*                        35,200           1,148
                                                     --------
                                                        1,385
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.3%
Choicepoint*                           12,400             714
Documentum*                            20,100             512
                                                     --------
                                                        1,226
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 10.1%
Broadcom, Cl A*                        20,600             739
Intersil*                              28,700             814
Microchip Technology*                  23,400             979
QLogic*                                14,700             728
Semtech*                               26,400             964
Texas Instruments                      35,500           1,175
                                                     --------
                                                        5,399
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.0%
JDA Software Group*                    17,500             558
                                                     --------
                                                          558
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 7.7%
Applied Materials*                     30,800           1,671
KLA-Tencor*                             8,100             539
Kulicke & Soffa Industries*            25,600             533
Lam Research*                          20,200             592
Novellus Systems*                      14,700             796
                                                     --------
                                                        4,131
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.3%
Utstarcom*                             26,500             695
                                                     --------
                                                          695
                                                     --------
TOTAL TECHNOLOGY (COST $11,592)                        13,394
                                                     --------
TOTAL COMMON STOCK (COST $44,611)                      50,841
                                                     --------
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 46

     PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                     PBHG CORE GROWTH FUND PBCRX


                                     Face             Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $1,906,319
   (collateralized by U.S. Government
   Obligations: total market
   value $1,944,088)(A)                $1,906        $  1,906
                                                     --------
TOTAL REPURCHASE AGREEMENT (COST $1,906)                1,906
                                                     --------
TOTAL INVESTMENTS-- 98.6% (COST $46,517)               52,747
                                                     --------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.4%
Receivable for Investment Securities Sold               2,283
Payable for Investment Securities Purchased            (1,407)
Other Assets and Liabilities, Net                        (109)
                                                     --------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   767
                                                     --------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 5,272,012 outstanding shares
   of common stock                                    117,843
Accumulated net realized loss on investments          (70,559)
Unrealized appreciation on investments                  6,230
                                                     --------
TOTAL NET ASSETS-- 100.0%                            $ 53,514
                                                     ========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $10.15
                                                       ======

* Non-income producing security.
(A)-- Tri-party repurchase agreement
 Cl-- Class


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 47

            PBHG FUNDS

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 2002

 PBHG EMERGING GROWTH FUND PBEGX


                                                      Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.3%
CONSUMER CYCLICAL -- 11.0%
APPAREL MANUFACTURERS -- 1.3%
Coach*                                100,700        $  5,107
                                                     --------
                                                        5,107
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 1.3%
Polycom*                              211,500           5,203
                                                     --------
                                                        5,203
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.8%
Activision*                           245,700           7,329
                                                     --------
                                                        7,329
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.5%
AnnTaylor Stores*                     143,400           6,198
                                                     --------
                                                        6,198
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.6%
Electronics Boutique*                 184,700           6,378
                                                     --------
                                                        6,378
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.8%
Tweeter Home Entertainment Group*     174,500           3,411
                                                     --------
                                                        3,411
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.3%
Krispy Kreme Doughnuts*               130,800           5,343
                                                     --------
                                                        5,343
--------------------------------------------------------------------------------
RETAIL-VARIETY STORE -- 1.4%
99 Cents Only Stores*                 151,550           5,810
--------------------------------------------------------------------------------
                                                        5,810
                                                     --------
TOTAL CONSUMER CYCLICAL (COST $33,068)                 44,779
                                                     --------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.5%
FOOD-RETAIL -- 1.5%
Whole Foods Market*                   138,600           6,333
                                                     --------
                                                        6,333
                                                     --------
TOTAL CONSUMER NON-CYCLICAL (COST $3,322)               6,333
                                                     --------
--------------------------------------------------------------------------------
HEALTH CARE -- 12.6%
DIAGNOSTIC EQUIPMENT -- 1.9%
Cytyc*                                290,300           7,815
                                                     --------
                                                        7,815
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.3%
Impath*                               126,500           5,192
                                                     --------
                                                        5,192
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.4%
Charles River Laboratories International*105,300        3,264
Martek Biosciences*                   189,200           5,956
Myriad Genetics*                      144,200           4,832
                                                     --------
                                                       14,052
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.2%
Medicis Pharmaceutical, Cl A*         162,350        $  9,010
                                                     --------
                                                        9,010
--------------------------------------------------------------------------------
OPTICAL SUPPLIES -- 1.0%
Oakley*                               231,800           4,149
                                                     --------
                                                        4,149
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.6%
Accredo Health*                       115,100           6,592
                                                     --------
                                                        6,592
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 1.2%
Resmed*                               117,200           4,703
                                                     --------
                                                        4,703
                                                     --------
TOTAL HEALTH CARE (COST $42,378)                       51,513
                                                     --------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.1%
INSTRUMENTS-CONTROLS -- 2.6%
Photon Dynamics*                      205,700          10,468
                                                     --------
                                                       10,468
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 2.5%
Cymer*                                206,300          10,245
                                                     --------
                                                       10,245
                                                     --------
TOTAL INDUSTRIAL (COST $16,578)                        20,713
                                                     --------
--------------------------------------------------------------------------------
SERVICES -- 15.8%
ADVERTISING SERVICES -- 2.0%
Getty Images*                         269,200           8,065
                                                     --------
                                                        8,065
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 4.4%
Factset Research Systems              262,300          10,584
Manhattan Associates*                 190,000           7,239
                                                     --------
                                                       17,823
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.7%
Corporate Executive Board*            296,600          11,126
                                                     --------
                                                       11,126
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.0%
Exult*                                377,400           4,117
                                                     --------
                                                        4,117
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 2.3%
Pharmaceutical Product Development*   273,900           9,545
                                                     --------
                                                        9,545
--------------------------------------------------------------------------------
SCHOOLS -- 3.4%
Career Education*                     171,200           6,780
Corinthian Colleges*                  143,500           7,254
                                                     --------
                                                       14,034
                                                     --------
TOTAL SERVICES (COST $47,852)                          64,710
                                                     --------
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 48

     PBHG FUNDS

                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 2002

                                                 PBHG EMERGING GROWTH FUND PBEGX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 48.3%
APPLICATIONS SOFTWARE -- 1.5%
Quest Software*                       409,700        $  6,191
                                                     --------
                                                        6,191
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 3.2%
Agile Software*                       516,000           6,243
webMethods*                           394,700           6,801
                                                     --------
                                                       13,044
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.5%
Netscreen Technologies*               370,500           6,169
                                                     --------
                                                        6,169
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.4%
Documentum*                           228,700           5,820
                                                     --------
                                                        5,820
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 3.0%
Precise Software Solutions*           525,300          12,234
                                                     --------
                                                       12,234
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.7%
E.piphany*                            394,800           2,985
                                                     --------
                                                        2,985
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.7%
ChipPAC*                              840,500           8,254
Semtech*                              157,700           5,756
Silicon Laboratories*                 147,300           5,204
                                                     --------
                                                       19,214
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.9%
Nassda*                               249,400           3,791
                                                     --------
                                                        3,791
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 3.3%
Business Objects ADR*                 207,600           9,126
Retek*                                159,400           4,184
                                                     --------
                                                       13,310
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.8%
Centillium Communications*            262,900           3,181
                                                     --------
                                                        3,181
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.2%
Emulex*                               272,300           8,967
Extreme Networks*                     390,700           4,063
                                                     --------
                                                       13,030
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 7.0%
Elantec Semiconductor*                119,500           5,111
GlobespanVirata*                      438,000           6,535
Integrated Circuit Systems*           153,600           3,133
Marvell Technology Group*             315,500          13,819
                                                     --------
                                                       28,598
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 8.9%
ATMI*                                 134,200        $  4,221
Entegris*                             252,300           4,075
Kulicke & Soffa Industries*           280,200           5,831
LTX*                                  290,400           7,896
Photronics*                           186,700           6,297
Varian Semiconductor
   Equipment Associates*              179,800           8,091
                                                     --------
                                                       36,411
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.2%
Anaren Microwave*                     338,400           4,917
                                                     --------
                                                        4,917
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS-- 3.1%
Finisar*                            1,033,100           7,955
Harmonic*                             396,700           4,602
                                                     --------
                                                       12,557
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.9%
Powerwave Technologies*               488,400           6,285
RF Micro Devices*                     525,800           9,412
                                                     --------
                                                       15,697
                                                     ---------
TOTAL TECHNOLOGY (COST $183,633)                      197,149
                                                     --------
TOTAL COMMON STOCK (COST $326,831)                    385,197
                                                     --------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.5%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $2,354,534
   (collateralized by U.S. Government
   Obligations: total market
   value $2,401,633)(A)                $  2,354         2,354
UBS Warburg LLC
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $11,730,078
   (collateralized by U.S. Government
   Agency Obligations: total market
   value $11,963,962)(A)                 11,728        11,728
                                                     --------
TOTAL REPURCHASE AGREEMENTS (COST $14,082)             14,082
                                                     --------
TOTAL INVESTMENTS-- 97.8% (COST $340,913)            $399,279
                                                     ========

Percentages are based on Net Assets of $408,160,626
* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class LLC -- Limited Liability Company

The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 49

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG GROWTH FUND PBHGX


                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 93.1%
BASIC MATERIALS -- 0.9%
CHEMICALS-SPECIALTY -- 0.9%
OM Group                              237,500        $ 17,171
                                                     --------
                                                       17,171
                                                     --------
TOTAL BASIC MATERIALS (COST $14,900)                   17,171
                                                     --------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 14.9%
ENTERTAINMENT SOFTWARE -- 3.0%
Activision*                           413,900          12,347
Electronic Arts*                      666,500          40,523
THQ*                                  118,900           5,838
                                                     --------
                                                       58,708
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.8%
Ross Stores                           426,600          16,138
                                                     --------
                                                       16,138
--------------------------------------------------------------------------------
RETAIL-ARTS & CRAFTS -- 0.8%
Michaels Stores*                      396,700          14,995
                                                     --------
                                                       14,995
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 0.8%
O'Reilly Automotive*                  528,800          16,694
                                                     --------
                                                       16,694
--------------------------------------------------------------------------------
RETAIL-AUTOMOBILE -- 0.7%
Copart*                               820,000          14,711
                                                     --------
                                                       14,711
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.7%
Bed Bath & Beyond*                    977,600          32,994
                                                     --------
                                                       32,994
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.1%
CDW Computer Centers*                 430,000          21,646
                                                     --------
                                                       21,646
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 1.8%
Dollar Tree Stores*                   537,000          17,619
Family Dollar Stores                  546,900          18,327
                                                     --------
                                                       35,946
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 0.6%
Williams-Sonoma*                      257,400          11,838
                                                     --------
                                                       11,838
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 3.6%
Cheesecake Factory*                   783,100          28,896
Darden Restaurants                    405,400          16,455
Starbucks*                          1,067,600          24,694
                                                     --------
                                                       70,045
                                                     --------
TOTAL CONSUMER CYCLICAL (COST $274,912)               293,715
                                                     --------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.0%
FOOD-RETAIL -- 1.0%
Whole Foods Market*                   449,900        $ 20,556
                                                     --------
                                                       20,556
                                                     --------
TOTAL CONSUMER NON-CYCLICAL (COST $19,464)             20,556
                                                     --------
--------------------------------------------------------------------------------
ENERGY -- 6.4%
OIL & GAS DRILLING -- 3.1%
Ensco International                   554,000          16,698
GlobalSantaFe                         372,000          12,164
Nabors Industries*                    403,600          17,052
Noble Drilling*                       353,500          14,631
                                                     --------
                                                       60,545
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 0.5%
Noble Affiliates                      257,000          10,038
                                                     --------
                                                       10,038
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.3%
National-Oilwell*                     467,700          11,847
Smith International*                  205,900          13,950
                                                     --------
                                                       25,797
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.5%
BJ Services*                          396,000          13,650
Weatherford International*            328,800          15,661
--------------------------------------------------------------------------------
                                                       29,311
                                                     --------
TOTAL ENERGY (COST $104,529)                          125,691
                                                     --------
--------------------------------------------------------------------------------
FINANCIAL -- 3.6%
COMMERCIAL BANKS-EASTERN US -- 0.6%
Commerce Bancorp                      255,700          11,481
                                                     --------
                                                       11,481
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 0.6%
Greater Bay Bancorp                   376,200          12,836
                                                     --------
                                                       12,836
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 1.2%
Investors Financial Services          313,400          23,834
                                                     --------
                                                       23,834
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.2%
Independence Community Bank           387,200          10,892
New York Community Bancorp            439,700          12,158
                                                     --------
                                                       23,050
                                                     --------
TOTAL FINANCIAL (COST $69,250)                         71,201
                                                     --------
--------------------------------------------------------------------------------
HEALTH CARE -- 20.4%
DIAGNOSTIC EQUIPMENT -- 1.9%
Cytyc*                              1,368,300          36,835
                                                     --------
                                                       36,835
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 50

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                          PBHG GROWTH FUND PBHGX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.0%
Biomet                                413,600        $ 11,192
Techne*                               282,400           7,786
                                                     --------
                                                        18,978
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 2.3%
Laboratory Corporation of America*    483,400          46,339
                                                     --------
                                                       46,339
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.6%
Varian Medical Systems*             1,232,900          50,425
                                                     --------
                                                       50,425
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.6%
King Pharmaceuticals*                 576,490          20,183
Medicis Pharmaceutical, Cl A*         213,500          11,849
                                                     --------
                                                       32,032
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.9%
Trigon Healthcare*                    336,700          24,855
Wellpoint Health Networks*            519,800          33,096
                                                     --------
                                                       57,951
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 2.1%
Community Health Systems*             747,400          16,525
LifePoint Hospitals*                  685,000          25,318
                                                     --------
                                                       41,843
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 4.9%
Accredo Health*                       399,000          22,851
AdvancePCS*                         1,155,500          34,769
Express Scripts, Cl A*                670,700          38,625
                                                     --------
                                                       96,245
--------------------------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 1.1%
Pediatrix Medical Group*              546,500          22,275
                                                     --------
                                                       22,275
                                                     --------
TOTAL HEALTH CARE (COST $304,486)                     402,923
                                                     --------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.1%
AEROSPACE/DEFENSE-EQUIPMENT -- 2.1%
Alliant Techsystems*                  398,000          40,592
                                                     --------
                                                       40,592
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.7%
L-3 Communications*                   302,300          33,858
                                                     --------
                                                       33,858
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.8%
Mettler Toledo International*         350,000          15,841
                                                     --------
                                                       15,841
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.5%
Varian*                               272,800          10,350
                                                     --------
                                                       10,350
                                                     --------
TOTAL INDUSTRIAL (COST $79,372)                       100,641
                                                     --------
--------------------------------------------------------------------------------

                                                        Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SERVICES -- 13.9%
COMPUTER SERVICES -- 3.8%
Affiliated Computer Services*         185,000        $ 10,384
BISYS Group*                        1,370,400          48,306
CACI International*                   489,000          17,169
                                                     --------
                                                       75,859
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.5%
Corporate Executive Board*            803,900          30,155
                                                     --------
                                                       30,155
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 2.1%
Pharmaceutical Product Development* 1,156,500          40,304
                                                     --------
                                                       40,304
--------------------------------------------------------------------------------
SCHOOLS -- 6.5%
Apollo Group, Cl A*                 1,006,000          53,871
Career Education*                     933,100          36,951
Corinthian Colleges*                  750,500          37,938
                                                     --------
                                                      128,760
                                                     --------
TOTAL SERVICES (COST $217,758)                        275,078
                                                     --------
--------------------------------------------------------------------------------
TECHNOLOGY -- 26.9%
APPLICATIONS SOFTWARE -- 1.5%
JD Edwards*                           368,900           6,655
Mercury Interactive*                  359,600          13,539
Quest Software*                       583,200           8,812
                                                     --------
                                                       29,006
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.4%
Triton PCS Holdings, Cl A*            810,000           8,254
                                                     --------
                                                        8,254
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.5%
Brocade Communications Systems*       350,000           9,450
                                                     --------
                                                        9,450
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.2%
Network Appliance*                    206,300           4,204
                                                     --------
                                                        4,204
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.4%
Choicepoint*                          456,600          26,300
Documentum*                           858,600          21,852
                                                     --------
                                                       48,152
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 9.6%
ATI Technologies*                     866,000          11,604
Broadcom, Cl A*                       659,400          23,672
Intersil*                           1,169,500          33,155
Microchip Technology*               1,342,667          56,164
QLogic*                               542,700          26,875
Semtech*                            1,048,600          38,274
                                                     --------
                                                      189,744
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 51

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG GROWTH FUND PBHGX


                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.9%
Advent Software*                      235,000      $   13,903
Retek*                                897,000          23,546
                                                   ----------
                                                       37,449
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.3%
Emulex*                               200,000           6,586
                                                   ----------
                                                        6,586
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.1%
GlobespanVirata*                      325,000           4,849
Marvell Technology Group*             857,500          37,559
                                                   ----------
                                                       42,408
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 5.0%
Kulicke & Soffa Industries*           963,200          20,044
Lam Research*                         800,000          23,456
Novellus Systems*                     582,200          31,520
Teradyne*                             593,300          23,394
                                                   ----------
                                                       98,414
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 2.3%
Advanced Fibre Communication*         993,700          19,069
UTStarcom*                          1,027,300          26,946
                                                   ----------
                                                       46,015
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.7%
Powerwave Technologies*               139,000           1,789
RF Micro Devices*                     625,000          11,187
                                                   ----------
                                                       12,976
                                                   ----------
TOTAL TECHNOLOGY (COST $476,068)                      532,658
                                                   ----------
TOTAL COMMON STOCK (COST $1,560,739)                1,839,634
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 10.0%
Barclays
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $34,212,270
   (collateralized by U.S. Government
   Obligations: total market
   value $34,889,378)(A)              $34,205          34,205
Greenwich Capital
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $39,005,047
   (collteralized by U.S. Government
   Obligations: total market
   value $39,780,031)(A)               38,997          38,997
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $77,379,212
   (collteralized by U.S. Government
   Obligations: total market
   value $78,917,417)(A)               77,364          77,364
--------------------------------------------------------------------------------

                                      Face             Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- CONTINUED
UBS Warburg LLC
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $46,599,575
   (collateralized by U.S. Government
   Obligations: total market
   value $47,524,247)(A)              $46,590      $   46,590
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $197,156)           197,156
                                                   ----------
TOTAL INVESTMENTS-- 103.1% (COST $1,757,895)        2,036,790
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (3.1)%
Receivable for Investment Securities Sold              44,062
Payable for Investment Securities Purchased          (103,361)
Other Assets and Liabilities, Net                      (1,810)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET               (61,109)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 101,664,633 outstanding shares
   of common stock                                  3,071,578
Fund Shares of Advisor Class ($0.001 par value)
   based on 2,693,291 outstanding shares
   of common stock                                     88,799
Accumulated net realized loss on investments       (1,463,591)
Unrealized appreciation on investments                278,895
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $1,975,681
                                                   ----------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $18.94
                                                       ======

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- ADVISOR CLASS                      $18.66
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 52

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                    PBHG LARGE CAP 20 FUND PLCPX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 90.8%
CONSUMER CYCLICAL -- 10.7%
RETAIL-BUILDING PRODUCTS -- 6.5%
Home Depot                            443,300      $   21,549
                                                   ----------
                                                      21,549
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 4.2%
Wal-Mart Stores                       227,800          13,962
                                                   ----------
                                                       13,962
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $33,445)                 35,511
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 7.8%
FINANCE-MORTGAGE LOAN/BANKER -- 6.0%
Freddie Mac                           315,500          19,993
                                                   ----------
                                                       19,993
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.8%
American International Group           84,400           6,089
                                                   ----------
                                                        6,089
                                                   ----------
TOTAL FINANCIAL (COST $26,591)                         26,082
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 43.5%
MEDICAL LABS & TESTING SERVICES -- 7.3%
Laboratory Corporation of America*    224,200          21,492
Quest Diagnostics*                     33,900           2,809
                                                   ----------
                                                       24,301
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 6.0%
Johnson & Johnson                     307,100          19,946
                                                   ----------
                                                       19,946
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 8.1%
Amgen*                                268,020          15,995
Idec Pharmaceuticals*                 170,400          10,957
                                                   ----------
                                                       26,952
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 15.6%
Abbott Laboratories                   269,600          14,181
Forest Laboratories*                  182,300          14,894
Pfizer                                576,000          22,890
                                                   ----------
                                                       51,965
--------------------------------------------------------------------------------
MEDICAL-HMO -- 6.5%
UnitedHealth Group                    284,300          21,726
                                                   ----------
                                                       21,726
                                                   ----------
TOTAL HEALTH CARE (COST $140,454)                     144,890
                                                   ----------
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
INDUSTRIAL -- 0.9%
AEROSPACE/DEFENSE -- 0.9%
Lockheed Martin                        50,800      $    2,925
                                                   ----------
                                                        2,925
--------------------------------------------------------------------------------
TOTAL INDUSTRIAL (COST $3,032)                          2,925
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 11.6%
ADVERTISING AGENCIES -- 4.2%
Omnicom Group                         147,800          13,952
                                                   ----------
                                                       13,952
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 7.4%
Concord EFS*                          746,400          24,818
                                                   ----------
                                                       24,818
                                                   ----------
TOTAL SERVICES (COST $29,719)                          38,770
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 16.3%
APPLICATIONS SOFTWARE -- 5.1%
Microsoft*                            282,700          17,049
                                                   ----------
                                                       17,049
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 5.8%
Nvidia*                               158,406           7,027
Texas Instruments                     373,900          12,376
                                                   ----------
                                                       19,403
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 5.4%
Applied Materials*                    329,900          17,904
                                                   ----------
                                                       17,904
                                                   ----------
TOTAL TECHNOLOGY (COST $55,881)                        54,356
                                                   ----------
TOTAL COMMON STOCK (COST $289,122)                    302,534
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 11.4%
Deutsche Bank
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $2,636,268
   (collateralized by U.S. Government
   Obligations: total market
   value $2,688,608)(A)               $ 2,636           2,636
Greenwich Capital
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $15,166,454
   (collateralized by U.S. Government
   Obligations: total market
   value $15,470,639)(A)               15,163          15,163
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 53

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG LARGE CAP 20 FUND PLCPX


                                      Face             Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $17,474,282
   (collateralized by U.S. Government
   Obligations: total market
   value $17,823,618)(A)              $17,471      $   17,471
UBS Warburg LLC
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $2,680,987
   (collateralized by U.S. Government
   Obligations: total market
   value $2,737,026)(A)                 2,680           2,680
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $37,950)             37,950
                                                   ----------
TOTAL INVESTMENTS-- 102.2% (COST $327,072)            340,484
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (2.2)%
Receivable for Investment Securities Sold               7,926
Payable for Investment Securities Purchased           (14,459)
Other Assets and Liabilities, Net                        (776)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (7,309)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 21,989,839 outstanding shares
   of common stock                                    637,277
Fund Shares of Advisor Class ($0.001 par value)
   based on 3,968 outstanding shares of common stock      100
Accumulated net realized loss on investments         (317,614)
Unrealized appreciation on investments                 13,412
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  333,175
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $15.15
                                                       ======

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- ADVISOR CLASS                      $15.10
                                                       ======

* Non-income producing security.
(A)-- Tri-party repurchase agreement
LLC-- Limited Liability Company


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMIITED] 54

     PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

PBHG LARGE CAP GROWTH FUND PBHLX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 91.4%
CONSUMER CYCLICAL -- 18.0%
CASINO SERVICES -- 1.5%
International Game Technology*         59,800      $    3,727
                                                   ----------
                                                        3,727
--------------------------------------------------------------------------------
CRUISE LINES -- 0.9%
Carnival                               74,200           2,423
                                                   ----------
                                                        2,423
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 0.6%
Electronic Arts*                       26,469           1,609
                                                   ----------
                                                        1,609
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.5%
Gemstar-TV Guide International*        80,900           1,196
                                                   ----------
                                                        1,196
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 2.1%
Bed Bath & Beyond*                    156,900           5,295
                                                   ----------
                                                        5,295
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 5.6%
Home Depot                            227,000          11,035
Lowe's                                 81,400           3,540
                                                   ----------
                                                       14,575
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 3.7%
Costco Wholesale*                      61,800           2,461
Wal-Mart Stores                       115,400           7,073
                                                   ----------
                                                        9,534
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 1.6%
Walgreen                              105,300           4,127
                                                   ----------
                                                        4,127
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPT STORE -- 0.8%
Kohl's*                                30,400           2,163
                                                   ----------
                                                        2,163
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.7%
Starbucks*                             81,500           1,885
                                                   ----------
                                                        1,885
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $43,504)                 46,534
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 5.9%
BREWERY -- 1.3%
Anheuser-Busch                         65,600           3,424
                                                   ----------
                                                        3,424
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 2.1%
Procter & Gamble                       59,100           5,324
                                                   ----------
                                                        5,324
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FOOD-RETAIL -- 2.0%
Kroger*                               231,700      $    5,135
                                                   ----------
                                                        5,135
--------------------------------------------------------------------------------
TOBACCO -- 0.5%
Loews (Carolina Group)*                42,400           1,272
                                                   ----------
                                                        1,272
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $14,884)             15,155
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 7.2%
FINANCE-MORTGAGE LOAN/BANKER -- 3.9%
Fannie Mae                             48,200           3,850
Freddie Mac                            99,300           6,293
                                                   ----------
                                                       10,143
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 0.7%
MGIC Investment                        25,600           1,752
                                                   ----------
                                                        1,752
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.2%
American International Group           42,307           3,052
                                                   ----------
                                                        3,052
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 1.4%
Fifth Third Bancorp                    52,900           3,569
                                                   ----------
                                                        3,569
                                                   ----------
TOTAL FINANCIAL (COST $17,608)                         18,516
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 31.7%
MEDICAL INSTRUMENTS -- 1.0%
St Jude Medical*                       33,600           2,592
                                                   ----------
                                                        2,592
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 6.2%
Laboratory Corporation of America*     90,000           8,627
Quest Diagnostics*                     90,000           7,457
                                                   ----------
                                                       16,084
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.9%
Johnson & Johnson                     115,600           7,508
                                                   ----------
                                                        7,508
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.3%
Amgen*                                 43,000           2,566
Genentech*                             30,500           1,539
Idec Pharmaceuticals*                  68,000           4,373
                                                   -----------
                                                        8,478
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 10.4%
Abbott Laboratories                   134,500           7,075
Forest Laboratories*                  117,000           9,559
King Pharmaceuticals*                  83,166           2,912
Pfizer                                186,300           7,403
                                                   ----------
                                                       26,949
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 55

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG LARGE CAP GROWTH FUND PBHLX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-HMO -- 4.8%
UnitedHealth Group                     87,300      $    6,671
Wellpoint Health Networks*             87,400           5,565
                                                   ----------
                                                       12,236
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 1.1%
HCA                                    63,200           2,786
                                                   ----------
                                                        2,786
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS-- 0.5%
Cardinal Health                        19,200           1,361
                                                   ----------
                                                        1,361
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.5%
Gilead Sciences*                      106,400           3,829
                                                   ----------
                                                        3,829
                                                   ----------
TOTAL HEALTH CARE (COST $71,752)                       81,823
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 2.6%
AEROSPACE/DEFENSE-EQUIPMENT -- 1.6%
General Dynamics                       44,600           4,190
                                                   ----------
                                                        4,190
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 0.8%
Tyco International                     66,700           2,156
                                                   ----------
                                                        2,156
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.2%
L-3 Communications*                     4,400             493
                                                   ----------
                                                          493
                                                   ----------
TOTAL INDUSTRIAL (COST $7,049)                          6,839
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 8.7%
ADVERTISING AGENCIES -- 2.5%
Omnicom Group                          67,300           6,353
                                                   ----------
                                                        6,353
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 2.9%
Concord EFS*                          229,000           7,614
                                                   ----------
                                                        7,614
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 3.3%
Affiliated Computer Services*          60,000           3,368
DST Systems*                           66,200           3,297
Electronic Data Systems                33,000           1,913
                                                   ----------
                                                        8,578
                                                   ----------
TOTAL SERVICES (COST $17,704)                          22,545
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 17.3%
APPLICATIONS SOFTWARE -- 3.3%
Microsoft*                            127,700      $    7,702
Siebel Systems*                        25,200             822
                                                   ----------
                                                        8,524
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.1%
Brocade Communications Systems*       103,300           2,789
                                                   ----------
                                                        2,789
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.9%
Veritas Software*                      53,200           2,332
                                                   ----------
                                                        2,332
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.8%
First Data                             23,300           2,033
                                                   ----------
                                                        2,033
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 6.5%
Intel                                 117,500           3,573
Micron Technology*                     80,300           2,642
Nvidia*                                80,800           3,584
QLogic*                                37,900           1,877
Texas Instruments                     153,600           5,084
                                                   ----------
                                                       16,760
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 3.3%
Applied Materials*                    120,700           6,550
KLA-Tencor*                            32,300           2,148
                                                   ----------
                                                        8,698
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.4%
Nokia Oyj ADR                         110,600           2,294
Qualcomm*                              36,800           1,385
                                                   ----------
                                                        3,679
                                                   ----------
TOTAL TECHNOLOGY (COST $48,631)                        44,815
                                                   ----------
TOTAL COMMON STOCK (COST $221,132)                    236,227
                                                   ----------
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 3.3%
INDEX FUND-LARGE CAP -- 3.3%
S&P 500 Depositary Receipts            35,800           4,100
Technology Select Sector S&P
   Depositary Receipts*               195,000           4,225
                                                   ----------
                                                        8,325
                                                   -----------
TOTAL INVESTMENT COMPANIES (COST $8,653)                8,325
                                                   ----------
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 56

                                          PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                PBHG LARGE CAP GROWTH FUND PBHLX


                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.6%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $2,901,601
   (collateralized by U.S. Government
   Obligations: total market
   value $2,959,555)(A)                $2,901      $    2,901
UBS Warburg LLC
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $6,515,901
   (collateralized by U.S. Government
   Obligations: total market
   value $6,647,815)(A)                 6,515           6,515
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $9,416)               9,416
                                                   ----------
TOTAL INVESTMENTS-- 98.3% (COST $239,201)             253,968
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.7%
Receivable for Investment Securities Sold               7,385
Payable for Investment Securities Purchased            (2,753)
Other Assets and Liabilities, Net                        (147)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 4,485
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 13,129,999 outstanding shares
   of common stock                                    401,301
Fund Shares of Advisor Class ($0.001 par value)
   based on 7,928 outstanding shares of common stock      191
Accumulated net realized loss on investments         (157,806)
Unrealized appreciation on investments                 14,767
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  258,453
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $19.67
                                                       ======

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- ADVISOR CLASS                      $19.62
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
LLC -- Limited Liability Company


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 57

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG LIMITED FUND PBLDX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 93.9%
CONSUMER CYCLICAL -- 12.3%
AUDIO/VIDEO PRODUCTS -- 1.2%
Polycom*                               36,500      $      898
                                                   ----------
                                                          898
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.7%
Activision*                            43,250           1,290
                                                   ----------
                                                        1,290
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.5%
AnnTaylor Stores*                      25,900           1,120
                                                   ----------
                                                        1,120
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.6%
Electronics Boutique*                  33,500           1,157
                                                   ----------
                                                        1,157
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 1.8%
Tweeter Home Entertainment Group*      30,000             587
Ultimate Electronics*                  25,900             726
                                                   ----------
                                                        1,313
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 0.9%
J. Jill Group*                         24,500             697
                                                   ----------
                                                          697
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 3.6%
Krispy Kreme Doughnuts*                21,500             878
Panera Bread, Cl A*                    27,500           1,752
                                                   ----------
                                                        2,630
--------------------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL (COST $6,445)                   9,105
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.5%
FOOD-RETAIL -- 1.5%
Whole Foods Market*                    23,300           1,065
                                                   ----------
                                                        1,065
--------------------------------------------------------------------------------
TOTAL CONSUMER NON-CYCLICAL (COST $584)                 1,065
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.2%
MEDICAL INSTRUMENTS -- 2.4%
Surmodics*                             40,500           1,766
                                                   ----------
                                                        1,766
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.1%
Impath*                                19,400             796
                                                   ----------
                                                          796
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.5%
Digene*                                26,600             951
Harvard Bioscience*                    72,900             641
Integra LifeSciences*                  25,000             703
Martek Biosciences*                    34,400           1,083
                                                   ----------
                                                        3,378
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 3.9%
Array Biopharma*                      102,200           1,323
Medicis Pharmaceutical, Cl A*          27,725           1,539
                                                   ----------
                                                        2,862
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.5%
Accredo Health*                        20,175      $    1,155
                                                   ----------
                                                        1,155
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 0.8%
Resmed*                                14,300             574
                                                   ----------
                                                          574
--------------------------------------------------------------------------------
TOTAL HEALTH CARE (COST $6,117)                        10,531
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.6%
CIRCUIT BOARDS -- 0.7%
Merix*                                 26,400             493
                                                   ----------
                                                          493
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 2.5%
Photon Dynamics*                       37,200           1,893
                                                   ----------
                                                        1,893
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 2.4%
Cymer*                                 35,900           1,783
                                                   ----------
                                                        1,783
                                                   ----------
TOTAL INDUSTRIAL (COST $3,424)                          4,169
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 16.1%
ADVERTISING SERVICES -- 2.0%
Getty Images*                          48,900           1,465
                                                   ----------
                                                        1,465
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 4.1%
Factset Research Systems               41,600           1,679
Manhattan Associates*                  34,500           1,314
                                                   ----------
                                                        2,993
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 3.3%
Advisory Board*                        15,800             514
Corporate Executive Board*             52,200           1,958
                                                   ----------
                                                        2,472
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.0%
Exult*                                 64,100             699
                                                   ----------
                                                          699
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 2.6%
Kendle International*                  17,900             333
Pharmaceutical Product Development*    46,400           1,617
                                                   ----------
                                                        1,950
--------------------------------------------------------------------------------
SCHOOLS -- 3.1%
Career Education*                      27,700           1,097
Corinthian Colleges*                   24,200           1,223
                                                   ----------
                                                        2,320
                                                   ----------
TOTAL SERVICES (COST $8,740)                           11,899
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 44.2%
APPLICATIONS SOFTWARE -- 1.2%
Actuate*                              125,900             909
                                                   ----------
                                                          909
--------------------------------------------------------------------------------

                                                    [LOGO OMITTED]  58

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                         PBHG LIMITED FUND PBLDX


                                                      Market
Description                           Shares       Value (000)
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 1.5%
Agile Software*                        90,600      $    1,096
                                                   ----------
                                                        1,096
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.4%
M-Systems Flash Disk Pioneers*         35,400             330
SimpleTech*                           172,600           1,465
                                                   ----------
                                                        1,795
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.4%
Documentum*                            40,300           1,026
                                                   ----------
                                                        1,026
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 2.7%
Precise Software Solutions*            85,100           1,982
                                                   ----------
                                                        1,982
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.7%
E.piphany*                             71,400             540
                                                   ----------
                                                          540
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.5%
I-many*                                70,300             349
                                                   ----------
                                                          349
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 6.5%
ChipPAC*                              184,500           1,812
Oak Technology*                        92,000           1,369
Zoran*                                 36,900           1,612
                                                   ----------
                                                        4,793
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.9%
Nassda*                                43,800             666
                                                   ----------
                                                          666
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.7%
Informatica*                           78,300             567
Retek*                                 25,300             664
                                                   ----------
                                                        1,231
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.8%
Centillium Communications*             47,800             578
                                                   ----------
                                                          578
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.6%
Chordiant Software*                   165,400           1,203
                                                   ----------
                                                        1,203
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.0%
Emulex*                                22,500             741
Extreme Networks*                      71,200             740
                                                   ----------
                                                        1,481
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 3.6%
Elantec Semiconductor*                 21,800             932
GlobespanVirata*                       79,000           1,179
Integrated Circuit Systems*            27,900             569
                                                   ----------
                                                        2,680

                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 10.2%
ATMI*                                  23,700      $      745
Entegris*                              62,700           1,012
Kulicke & Soffa Industries*            48,900           1,018
Logicvision*                           69,000             738
LTX*                                   52,800           1,436
Photronics*                            34,000           1,147
Varian Semiconductor
   Equipment Associates*               31,800           1,431
                                                   ----------
                                                        7,527
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 2.0%
Anaren Microwave*                      61,700             897
Sirenza Microdevices*                 108,900             590
                                                   ----------
                                                        1,487
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS-- 3.0%
Finisar*                              188,400           1,451
Harmonic*                              69,600             807
                                                   ----------
                                                        2,258
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.5%
Powerwave Technologies*                88,600           1,140
                                                   ----------
                                                        1,140
                                                   ----------
TOTAL TECHNOLOGY (COST $29,307)                        32,741
                                                   ----------
TOTAL COMMON STOCK (COST $54,617)                      69,510
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.4%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $3,290,325
   (collateralized by U.S. Government
   Obligations: total market
   value $3,358,942)(A)                $3,290           3,290
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $3,290)                3,290
                                                   ----------
TOTAL INVESTMENTS-- 98.3% (COST $57,907)               72,800
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.7%
Receivable for Investment Securities Sold               3,635
Payable for Investment Securities Purchased            (2,274)
Other Assets and Liabilities, Net                         (85)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 1,276
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 7,883,421 outstanding shares
   of common stock                                     66,796
Accumulated net realized loss on investments           (7,613)
Unrealized appreciation on investments                 14,893
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $   74,076
                                                   ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                          $9.40
                                                        =====

* Non-income producing security.
(A)-- Tri-party repurchase agreement
Cl-- Class


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 59

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG NEW OPPORTUNITIES FUND PBNOX

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.3%
CONSUMER CYCLICAL -- 13.3%
RETAIL-APPAREL/SHOE -- 2.9%
Chico's FAS*                           40,750      $    1,373
                                                   ----------
                                                        1,373
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 10.4%
California Pizza Kitchen*              40,600           1,015
Panera Bread, Cl A*                    22,300           1,421
PF Chang's China Bistro*               20,900           1,393
Rare Hospitality International*        44,500           1,131
                                                   ----------
                                                        4,960
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $4,652)                   6,333
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 15.6%
DISPOSABLE MEDICAL PRODUCTS -- 1.5%
ICU Medical*                           19,900             724
                                                   ----------
                                                          724
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 2.6%
Dianon Systems*                        19,100           1,239
                                                   ----------
                                                        1,239
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.5%
American Medical Systems Holdings*     47,400           1,067
Possis Medical*                        55,100           1,085
                                                   ----------
                                                        2,152
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.9%
Integra LifeSciences*                  48,900           1,376
                                                   ----------
                                                        1,376
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 4.1%
Province Healthcare*                   36,600           1,163
United Surgical Partners
  International*                       35,000             812
                                                   ----------
                                                        1,975
                                                   ----------
TOTAL HEALTH CARE (COST $6,806)                         7,466
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 15.8%
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 2.1%
OSI Systems*                           39,800           1,003
                                                   ----------
                                                        1,003
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 2.3%
Itron*                                 36,600           1,089
                                                   ----------
                                                        1,089
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 3.3%
Integrated Defense Technologies*       57,500           1,596
                                                   ----------
                                                        1,596
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOT -- 2.3%
Brooks Automation*                     23,800           1,081
                                                   ----------
                                                        1,081

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 3.0%
Photon Dynamics*                       28,200      $    1,435
                                                   ----------
                                                        1,435
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 2.8%
Cymer*                                 26,800           1,331
                                                   ----------
                                                        1,331
                                                   ----------
TOTAL INDUSTRIAL (COST $6,764)                          7,535
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 19.3%
COMPUTER SERVICES -- 5.9%
CACI International*                    36,900           1,295
Manhattan Associates*                  40,100           1,528
                                                   ----------
                                                        2,823
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 5.5%
Corporate Executive Board*             31,000           1,163
FTI Consulting*                        47,350           1,467
                                                   ----------
                                                        2,630
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 2.0%
Cross Country*                         34,700             937
                                                   ----------
                                                          937
--------------------------------------------------------------------------------
SCHOOLS -- 5.9%
Career Education*                      35,400           1,402
Corinthian Colleges*                   28,500           1,441
                                                   ----------
                                                        2,843
                                                   ----------
TOTAL SERVICES (COST $7,504)                            9,233
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 30.3%
APPLICATIONS SOFTWARE -- 2.4%
PDF Solutions*                         65,900           1,130
                                                   ----------
                                                        1,130
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 3.1%
Aspen Technology*                      64,500           1,477
                                                   ----------
                                                        1,477
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 3.0%
Documentum*                            56,200           1,430
                                                   ----------
                                                        1,430
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 2.9%
Precise Software Solutions*            59,900           1,395
                                                   ----------
                                                        1,395
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 2.6%
Websense*                              48,900           1,230
                                                   ----------
                                                        1,230
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 3.1%
Verisity*                              65,700           1,474
                                                   ----------
                                                        1,474
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 60

                                            PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                               PBHG NEW OPPORTUNITIES FUND PBNOX


                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 2.0%
F5 Networks*                           41,900      $      974
                                                   ----------
                                                          974
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 6.4%
ATMI*                                  36,800           1,157
Dupont Photomasks*                     10,400             541
Photronics*                            41,000           1,383
                                                   ----------
                                                        3,081
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS-- 2.6%
Newport                                52,300           1,250
                                                   ----------
                                                        1,250
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.2%
TTI Team Telecom International*        37,100           1,065
                                                   ----------
                                                        1,065
                                                   ----------
TOTAL TECHNOLOGY (COST $12,642)                        14,506
                                                   ----------
TOTAL COMMON STOCK (COST $38,368)                      45,073
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.7%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $5,139,518
   (collateralized by U.S. Government
   Obligations: total market
   value $5,244,452)(A)                $5,138           5,138
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $5,138)                5,138
                                                   ----------
TOTAL INVESTMENTS-- 105.0% (COST $43,506)              50,211
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (5.0)%
Receivable for Investment Securities Sold               1,785
Payable for Investment Securities Purchased            (4,125)
Other Assets and Liabilities, Net                         (58)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (2,398)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 1,830,924 outstanding shares
   of common stock                                     64,624
Accumulated net realized loss on investments          (23,516)
Unrealized appreciation on investments                  6,705
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $   47,813
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $26.11
                                                       ======

* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 61

            PBHG FUNDS

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 2002

 PBHG SELECT EQUITY FUND PBHEX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 84.5%
CONSUMER CYCLICAL -- 15.0%
CASINO SERVICES -- 3.0%
International Game Technology*        198,800      $   12,389
                                                   ----------
                                                       12,389
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.7%
Electronic Arts*                      116,000           7,053
                                                   ----------
                                                        7,053
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 4.0%
Home Depot                            339,200          16,488
                                                   ----------
                                                       16,488
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 4.3%
Wal-Mart Stores                       290,500          17,805
                                                   ----------
                                                       17,805
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.0%
Brinker International*                260,500           8,443
                                                   ----------
                                                        8,443
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $59,876)                 62,178
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 1.9%
REINSURANCE -- 1.9%
Everest Re Group                      115,000           7,974
                                                   ----------
                                                        7,974
--------------------------------------------------------------------------------
TOTAL FINANCIAL (COST $7,948)                           7,974
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 28.7%
MEDICAL INSTRUMENTS -- 2.6%
St Jude Medical*                      141,700          10,932
                                                   ----------
                                                       10,932
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 4.8%
Quest Diagnostics*                    237,500          19,677
                                                   ----------
                                                       19,677
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 5.1%
Baxter International                  200,000          11,904
Johnson & Johnson                     140,000           9,093
                                                   ----------
                                                       20,997
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 6.7%
Genentech*                            223,900          11,296
Idec Pharmaceuticals*                 253,800          16,319
                                                   ----------
                                                       27,615
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 9.5%
Abbott Laboratories                   188,600           9,921
Forest Laboratories*                  227,700          18,603
King Pharmaceuticals*                 309,166          10,824
                                                   ----------
                                                       39,348
                                                   ----------
TOTAL HEALTH CARE (COST $104,671)                     118,569
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.0%
ELECTRONICS-MILITARY -- 3.0%
L-3 Communications*                   112,000      $   12,544
                                                   ----------
                                                       12,544
                                                   ----------
TOTAL INDUSTRIAL (COST $12,624)                        12,544
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 11.2%
COMMERCIAL SERVICES-FINANCE -- 4.9%
Concord EFS*                          603,900          20,080
                                                   ----------
                                                       20,080
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 2.0%
eBay*                                 146,000           8,269
                                                   ----------
                                                        8,269
--------------------------------------------------------------------------------
SCHOOLS -- 4.3%
Apollo Group, Cl A*                   333,500          17,859
                                                   ----------
                                                       17,859
                                                   ----------
TOTAL SERVICES (COST $34,877)                          46,208
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 24.7%
APPLICATIONS SOFTWARE -- 4.0%
Microsoft*                            274,600          16,561
                                                   ----------
                                                       16,561
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.0%
Brocade Communications Systems*       155,600           4,201
                                                   ----------
                                                        4,201
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.5%
Veritas Software*                     145,000           6,355
                                                   ----------
                                                        6,355
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 3.7%
First Data                            175,000          15,269
                                                   ----------
                                                       15,269
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.9%
Intersil*                             406,800          11,533
Nvidia*                               195,000           8,650
                                                   ----------
                                                       20,183
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.1%
Emulex*                               264,100           8,697
                                                   ----------
                                                        8,697
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.3%
Marvell Technology Group*             211,400           9,259
                                                   ----------
                                                        9,259
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 5.2%
Applied Materials*                    295,000          16,010
KLA-Tencor*                            80,000           5,320
                                                   ----------
                                                       21,330
                                                   ----------
TOTAL TECHNOLOGY (COST $98,312)                       101,855
                                                   ----------
TOTAL COMMON STOCK (COST $318,308)                    349,328
                                                   ----------
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 62

                                                                      PBHG FUNDS

                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 2002

                                                   PBHG SELECT EQUITY FUND PBHEX


                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 4.0%
INDEX FUND-LARGE CAP -- 4.0%
Technology Select Sector
   S&P Depositary Receipts*           755,000      $   16,360
                                                   ----------
                                                       16,360
                                                   ----------
TOTAL INVESTMENT COMPANIES (COST $16,949)              16,360
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 11.0%
Greenwich Capital
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $21,178,484
   (collateralized by U.S. Government
   Obligations: total market
   value $21,602,432)(A)              $21,174          21,174
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $9,990,986
   (collateralized by U.S. Government
   Obligations: total market
   value $10,195,414)(A)                9,989           9,989
UBS Warburg LLC
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $14,372,571
   (collateralized by U.S. Government
   Obligations: total market
   value $14,658,880)(A)               14,370          14,370
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $45,533)             45,533
                                                   ----------
TOTAL INVESTMENTS-- 99.5% (COST $380,790)          $  411,221
                                                   ==========

Percentages are based on Net Assets of $413,134,424
* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
LLC -- Limited Liability Company


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 63

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG CLIPPER FOCUS FUND PBFOX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.6%
BASIC MATERIALS -- 0.2%
CHEMICALS-SPECIALTY -- 0.2%
Great Lakes Chemical*                  43,000      $    1,211
                                                   ----------
                                                        1,211
                                                   ----------
TOTAL BASIC MATERIALS (COST $1,440)                     1,211
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 9.3%
RETAIL-DISCOUNT -- 1.6%
Target                                226,200           9,754
                                                   ----------
                                                        9,754
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 2.6%
Office Depot*                         322,600           6,403
Staples*                              502,300          10,031
                                                   ----------
                                                       16,434
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 5.1%
McDonald's                          1,137,200          31,557
                                                   ----------
                                                       31,557
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $50,359)                 57,745
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 27.2%
FOOD-MEAT PRODUCTS -- 2.8%
Tyson Foods, Cl A                   1,402,500          17,503
                                                   ----------
                                                       17,503
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 6.6%
Kraft Foods, Cl A                     572,100          22,112
Sara Lee                              917,900          19,055
                                                   ----------
                                                       41,167
--------------------------------------------------------------------------------
FOOD-RETAIL -- 7.7%
Kroger*                             1,074,200          23,804
Safeway*                              527,600          23,753
                                                   ----------
                                                       47,557
--------------------------------------------------------------------------------
TOBACCO -- 10.1%
Philip Morris                         990,600          52,175
UST                                   279,900          10,897
                                                   ----------
                                                       63,072
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $155,670)           169,299
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 39.1%
FINANCE-CREDIT CARD -- 4.7%
American Express                      708,000          29,000
                                                   ----------
                                                       29,000
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 14.2%
Fannie Mae                            480,600          38,390
Freddie Mac                           791,200          50,139
                                                   ----------
                                                       88,529
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.5%
Old Republic International            478,000      $   15,281
                                                   ----------
                                                       15,281
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.2%
Security Capital Group, Cl B*         303,500           7,730
                                                   ----------
                                                        7,730
--------------------------------------------------------------------------------
REITS-APARTMENTS-- 9.3%
Apartment Investment &
   Management, Cl A                   323,800          15,662
Archstone-Smith Trust                 520,400          13,942
Equity Residential Properties Trust   987,100          28,369
                                                   ----------
                                                       57,973
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 4.7%
Equity Office Properties Trust        677,800          20,327
Mack-Cali Realty                      251,400           8,719
                                                   ----------
                                                       29,046
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 2.5%
Golden West Financial                 241,400          15,329
                                                   ----------
                                                       15,329
                                                   ----------
TOTAL FINANCIAL (COST $230,218)                       242,888
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 4.7%
DIVERSIFIED MANUFACTURING OPERATIONS-- 4.7%
Tyco International                    897,800          29,017
                                                   ----------
                                                       29,017
                                                   ----------
TOTAL INDUSTRIAL (COST $25,473)                        29,017
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 10.8%
ADVERTISING AGENCIES -- 4.9%
Interpublic Group                     889,900          30,506
                                                   ----------
                                                       30,506
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.8%
Computer Sciences*                    214,400          10,881
                                                   ----------
                                                       10,881
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 2.9%
Manpower                              471,700          18,340
                                                   ----------
                                                       18,340
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL -- 1.2%
RR Donnelley & Sons                   247,800           7,706
                                                   ----------
                                                        7,706
                                                   ----------
TOTAL SERVICES (COST $56,676)                          67,433
                                                   ----------
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 64

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                   PBHG CLIPPER FOCUS FUND PBFOX


                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 3.3%
OFFICE AUTOMATION & EQUIPMENT -- 3.3%
Pitney Bowes                          485,000      $   20,758
                                                   ----------
                                                       20,758
                                                   ----------
TOTAL TECHNOLOGY (COST $17,912)                        20,758
                                                   ----------
TOTAL COMMON STOCK (COST $537,748)                    588,351
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
Barclays
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $27,857,651
   (collateralized by U.S. Government
   Obligations: total market
   value $28,409,268)(A)              $27,852          27,852
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $27,852)              27,852
                                                   ----------
TOTAL INVESTMENTS-- 99.1% (COST $565,600)             616,203
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.9%
TOTAL OTHER ASSETS AND LIABILITIES, NET                 5,532
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 37,901,122 outstanding shares
   of common stock                                    563,232
Undistributed net investment income                     1,189
Accumulated net realized gain on investments            6,711
Unrealized appreciation on investments                 50,603
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  621,735
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $16.40
                                                   ==========

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 65

            PBHG FUNDS

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 2002

 PBHG FOCUSED VALUE FUND PBFVX
                                                      Market
                                        Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.3%
CONSUMER CYCLICAL -- 12.3%
CABLE TV -- 3.4%
Adelphia Communications, Cl A*         80,500      $    1,200
                                                   ----------
                                                        1,200
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 1.9%
Metro-Goldwyn-Mayer*                   40,000             665
                                                   ----------
                                                          665
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.1%
New York Times                          7,800             373
                                                   ----------
                                                          373
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.8%
Readers Digest Association             11,800             264
                                                   ----------
                                                          264
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 3.0%
CDW Computer Centers*                  21,000           1,057
                                                   ----------
                                                        1,057
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.1%
BJ's Wholesale Club*                   16,100             720
                                                   ----------
                                                          720
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $5,152)                   4,279
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 10.6%
FOOD-RETAIL -- 8.6%
Kroger*                                47,100           1,044
Safeway*                               42,700           1,922
                                                   ----------
                                                        2,966
--------------------------------------------------------------------------------
TOBACCO -- 2.0%
Loews (Carolina Group)*                23,200             696
                                                   ----------
                                                          696
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $3,423)               3,662
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 3.5%
OIL-FIELD SERVICES -- 3.5%
Halliburton                            70,000           1,195
                                                   ----------
                                                        1,195
                                                   ----------
TOTAL ENERGY (COST $1,176)                              1,195
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 20.5%
FINANCE-CREDIT CARD -- 2.3%
American Express                       18,900             774
                                                   ----------
                                                          774
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 3.4%
Freddie Mac                            18,500      $    1,172
                                                   ----------
                                                        1,172
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 6.5%
American International Group           16,000           1,154
Prudential Financial*                  35,700           1,109
                                                   ----------
                                                        2,263
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 5.7%
ACE                                    28,300           1,180
Travelers Property Casualty*           40,000             800
                                                   ----------
                                                        1,980
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 2.6%
US Bancorp                             40,000             903
                                                   ----------
                                                          903
                                                   ----------
TOTAL FINANCIAL (COST $6,379)                           7,092
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 23.7%
MEDICAL PRODUCTS -- 4.6%
Haemonetics*                           50,000           1,587
                                                   ----------
                                                        1,587
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 12.2%
Bristol-Myers Squibb                   39,000           1,579
Cima Labs*                             23,200             618
Merck                                  23,000           1,324
Schering-Plough                        22,600             708
                                                   ----------
                                                        4,229
--------------------------------------------------------------------------------
MEDICAL-HMO -- 6.9%
Aetna                                  62,000           2,407
                                                   ----------
                                                        2,407
                                                   ----------
TOTAL HEALTH CARE (COST $8,338)                         8,223
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 4.8%
AEROSPACE/DEFENSE -- 4.8%
Titan*                                 80,800           1,668
                                                   ----------
                                                        1,668
                                                   ----------
TOTAL INDUSTRIAL (COST $1,600)                          1,668
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 8.9%
COMPUTER SERVICES -- 5.8%
DST Systems*                           40,700           2,027
                                                   ----------
                                                        2,027
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 3.1%
SBC Communications                     28,700           1,074
                                                   ----------
                                                        1,074
                                                   ----------
TOTAL SERVICES (COST $2,962)                            3,101
                                                   ----------
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 66

                                            PBHG FUNDS

                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 2002

                                                   PBHG FOCUSED VALUE FUND PBFVX


                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 7.9%
APPLICATIONS SOFTWARE -- 6.4%
Intuit*                                35,000      $    1,343
Microsoft*                             14,300             862
                                                   ----------
                                                        2,205
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.5%
Micromuse*                             60,000             526
                                                   ----------
                                                          526
                                                   ----------
TOTAL TECHNOLOGY (COST $2,459)                          2,731
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 3.1%
ELECTRIC-INTEGRATED -- 3.1%
Dominion Resources                     16,600           1,082
                                                   ----------
                                                        1,082
                                                   ----------
TOTAL UTILITIES (COST $993)                             1,082
                                                   ----------
TOTAL COMMON STOCK (COST $32,482)                      33,033
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.3%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $1,841,429
   (collateralized by U.S. Government
   Obligations: market
   value $1,879,976)(A)                $1,841           1,841
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $1,841)                1,841
                                                   ----------
TOTAL INVESTMENTS-- 100.6% (COST $34,323)          $   34,874
                                                   ==========


Percentages are based on Net Assets of $34,675,465
* Non-income producing security.
(A)-- Tri-party repurchase agreement.
Cl-- Class


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 67

            PBHG FUNDS

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 2002

 PBHG LARGE CAP VALUE FUND PLCVX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.4%
BASIC MATERIALS -- 1.6%
CHEMICALS-DIVERSIFIED -- 1.6%
Dow Chemical                          253,400      $    8,291
                                                   ----------
                                                        8,291
                                                   ----------
TOTAL BASIC MATERIALS (COST $7,941)                     8,291
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 7.3%
BROADCAST SERVICES/PROGRAMMING -- 1.8%
Liberty Media, Cl A*                  747,700           9,451
                                                   ----------
                                                        9,451
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.0%
McGraw-Hill                            78,100           5,330
                                                   ----------
                                                        5,330
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.0%
Gap                                   348,900           5,248
                                                   ----------
                                                        5,248
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 1.8%
JC Penney                             455,000           9,423
                                                   ----------
                                                        9,423
--------------------------------------------------------------------------------
TOYS -- 1.7%
Mattel                                435,000           9,065
                                                   ----------
                                                        9,065
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $37,811)                 38,517
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 11.5%
AGRICULTURAL OPERATIONS -- 0.7%
Monsanto                              112,000           3,538
                                                   ----------
                                                        3,538
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 1.0%
Kimberly-Clark                         84,000           5,431
                                                   ----------
                                                        5,431
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 4.2%
Conagra Foods                         227,000           5,505
General Mills                         125,000           6,106
Heinz (H.J.)                          125,000           5,187
Sara Lee                              250,000           5,190
                                                   ----------
                                                       21,988
--------------------------------------------------------------------------------
FOOD-RETAIL -- 5.6%
Kroger*                               724,600          16,057
Safeway*                              299,000          13,461
                                                   ----------
                                                       29,518
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $58,121)             60,475
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 8.1%
OIL COMPANIES-INTEGRATED -- 3.3%
ChevronTexaco                          92,300           8,332
Royal Dutch Petroleum                 162,700           8,838
                                                   ----------
                                                       17,170
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 1.8%
Valero Energy                         189,000      $    9,359
                                                   ----------
                                                        9,359
--------------------------------------------------------------------------------
PIPELINES -- 3.0%
Dynegy                                180,300           5,229
Williams                              451,800          10,644
                                                   ----------
                                                       15,873
                                                   ----------
TOTAL ENERGY (COST $40,162)                            42,402
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 17.4%
FINANCE-CONSUMER LOANS -- 1.4%
USA Education                          75,000           7,335
                                                   ----------
                                                        7,335
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.1%
Freddie Mac                            93,000           5,893
                                                   ----------
                                                        5,893
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 1.1%
AMBAC Financial Group                 100,000           5,907
                                                   ----------
                                                        5,907
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 2.2%
AON                                   325,800          11,403
                                                   ----------
                                                       11,403
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.6%
Aflac                                 280,000           8,260
                                                   ----------
                                                        8,260
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.0%
Metlife                               247,000           7,780
Prudential Financial*                 256,800           7,974
                                                   ----------
                                                       15,754
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 7.0%
FleetBoston Financial                 292,500          10,237
PNC Financial Services Group          260,800          16,037
US Bancorp                            224,000           5,056
Wells Fargo                           105,000           5,187
                                                   ----------
                                                       36,517
                                                   ----------
TOTAL FINANCIAL (COST $87,266)                         91,069
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 19.0%
MEDICAL PRODUCTS -- 0.7%
Becton Dickinson                      100,400           3,787
                                                   ----------
                                                        3,787
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 13.8%
Bristol-Myers Squibb                  544,400          22,043
Merck                                 439,700          25,318
Pharmacia                             308,800          13,921
Schering-Plough                       350,000          10,955
                                                   ----------
                                                       72,237
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 68

                                                                      PBHG FUNDS

                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 2002

PBHG LARGE CAP VALUE FUND PLCVX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-HMO -- 4.5%
Aetna                                 605,700      $   23,513
                                                   ----------
                                                       23,513
                                                   ----------
TOTAL HEALTH CARE (COST $97,644)                       99,537
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.4%
AEROSPACE/DEFENSE -- 1.2%
Raytheon                              150,000           6,157
                                                   ----------
                                                        6,157
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.1%
General Dynamics                       65,000           6,107
                                                   ----------
                                                        6,107
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.1%
Honeywell International               151,700           5,806
                                                   ----------
                                                        5,806
                                                   ----------
TOTAL INDUSTRIAL (COST $17,843)                        18,070
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 2.1%
TELEPHONE-INTEGRATED -- 2.1%
SBC Communications                    290,000          10,858
                                                   ----------
                                                       10,858
                                                   ----------
TOTAL SERVICES (COST $11,049)                          10,858
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 15.3%
APPLICATIONS SOFTWARE -- 2.1%
Microsoft*                            180,200          10,868
                                                   ----------
                                                       10,868
--------------------------------------------------------------------------------
COMPUTERS -- 1.0%
Sun Microsystems*                     612,800           5,405
                                                   ----------
                                                        5,405
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 2.6%
Lexmark International*                241,700          13,820
                                                   ----------
                                                       13,820
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.2%
EMC*                                  950,000          11,324
                                                   ----------
                                                       11,324
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.2%
First Data                            131,000          11,430
                                                   ----------
                                                       11,430
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 1.1%
Cadence Design Systems*               250,000           5,652
                                                   ----------
                                                        5,652
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.4%
BMC Software*                         375,000           7,294
                                                   ----------
                                                        7,294
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.1%
Scientific-Atlanta                    250,000      $    5,775
                                                   ----------
                                                        5,775
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.6%
Motorola                              605,000           8,591
                                                   ----------
                                                        8,591
                                                   ----------
TOTAL TECHNOLOGY (COST $79,306)                        80,159
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.1%
TRANSPORTATION-RAIL -- 1.1%
Union Pacific                          93,300           5,798
                                                   ----------
                                                        5,798
                                                   ----------
TOTAL TRANSPORTATION (COST $5,684)                      5,798
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 7.6%
ELECTRIC-INTEGRATED -- 4.1%
Duke Energy                           154,000           5,821
FirstEnergy                           275,700           9,534
FPL Group                             101,200           6,026
                                                   ----------
                                                       21,381
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER -- 3.5%
Calpine*                              436,900           5,549
Mirant*                               687,200           9,930
Reliant Resources*                    185,400           3,135
                                                   ----------
                                                       18,614
                                                   ----------
TOTAL UTILITIES (COST $36,897)                         39,995
                                                   ----------
TOTAL COMMON STOCK (COST $479,724)                    495,171
                                                   ----------
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 2.2%
INDEX FUND-LARGE CAP -- 2.2%
S&P 500 Depositary Receipts           100,000          11,452
                                                   ----------
                                                       11,452
                                                   ----------
TOTAL INVESTMENT COMPANIES (COST $11,438)              11,452
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 15.5%
Greenwich Capital
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $40,008,222
   (collateralized by U.S. Government
   Obligations: total market
   value $40,800,517)(A)              $40,000          40,000
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $41,424,101
   (collateralized by U.S. Government
   Obligations: total market
   value $42,248,298)(A)               41,416          41,416
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $81,416)             81,416
                                                   ----------
TOTAL INVESTMENTS-- 112.1% (COST $572,578)         $  588,039
                                                   ==========


Percentages are based on Net Assets of $524,431,492
* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 69

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG MID-CAP VALUE FUND PBMCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.0%
BASIC MATERIALS -- 1.7%
CHEMICALS-DIVERSIFIED -- 0.5%
Lyondell Chemical                     142,400      $    2,365
                                                   ----------
                                                        2,365
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.8%
Eastman Chemical                       55,000           2,683
Ecolab                                 24,800           1,134
                                                   ----------
                                                        3,817
--------------------------------------------------------------------------------
METAL-DIVERSIFIED -- 0.4%
Inco*                                  89,700           1,756
                                                   ----------
                                                        1,756
                                                   ----------
TOTAL BASIC MATERIALS (COST $6,386)                     7,938
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 14.3%
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.4%
Delphi                                124,000           1,983
                                                   ----------
                                                        1,983
--------------------------------------------------------------------------------
CABLE TV -- 1.6%
Adelphia Communications, Cl A*        254,100           3,786
USA Networks*                         108,500           3,447
                                                   ----------
                                                        7,233
--------------------------------------------------------------------------------
CASINO HOTELS -- 1.3%
Harrah's Entertainment*                30,700           1,359
Park Place Entertainment*             426,900           4,504
                                                   ----------
                                                        5,863
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.9%
Metro-Goldwyn-Mayer*                  258,300           4,293
                                                   ----------
                                                        4,293
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.6%
Scripps (E.W.), Cl A                   36,800           3,022
                                                   ----------
                                                        3,022
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.6%
Dow Jones                              49,400           2,876
                                                   ----------
                                                        2,876
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 1.5%
Readers Digest Association            306,150           6,861
                                                   ----------
                                                        6,861
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.0%
Abercrombie & Fitch*                  155,300           4,783
                                                   ----------
                                                        4,783
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.3%
RadioShack                             46,200           1,388
                                                   ----------
                                                        1,388
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 1.7%
BJ's Wholesale Club*                  176,800      $    7,903
                                                   ----------
                                                        7,903
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.6%
Brinker International*                223,100           7,231
                                                   ----------
                                                        7,231
--------------------------------------------------------------------------------
RETAIL-TOY STORE -- 1.5%
Toys R US*                            393,500           7,067
                                                   ----------
                                                        7,067
--------------------------------------------------------------------------------
TOYS -- 1.3%
Mattel                                289,800           6,039
                                                   ----------
                                                        6,039
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $63,787)                 66,542
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 5.8%
BEVERAGES-NON-ALCOHOLIC -- 1.4%
Panamerican Beverage                  202,000           3,669
PepsiAmericas                         187,400           2,702
                                                   ----------
                                                        6,371
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.7%
Dial                                  168,300           3,033
Tupperware                            210,800           4,796
                                                   ----------
                                                        7,829
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.8%
Kroger*                               164,000           3,634
                                                   ----------
                                                        3,634
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.8%
Supervalu                             156,200           4,030
                                                   ----------
                                                        4,030
--------------------------------------------------------------------------------
TOBACCO -- 1.1%
Loews (Carolina Group)*               174,600           5,236
                                                   ----------
                                                        5,236
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $24,433)             27,100
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 4.3%
OIL & GAS DRILLING -- 1.5%
Ensco International                   110,500           3,330
Nabors Industries*                     89,700           3,790
                                                   ----------
                                                        7,120
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.7%
Apache                                 41,690           2,371
Burlington Resources                   74,300           2,979
Spinnaker Exploration*                 61,300           2,553
                                                   ----------
                                                        7,903
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 70

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                   PBHG MID-CAP VALUE FUND PBMCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.3%
FMC Technologies*                      68,444      $    1,364
                                                   ----------
                                                        1,364
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.8%
Valero Energy                          69,000           3,417
                                                   ----------
                                                        3,417
                                                   ----------
TOTAL ENERGY (COST $17,147)                            19,804
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 19.7%
COMMERCIAL BANKS-WESTERN US -- 1.1%
Zions Bancorporation                   86,500           5,127
                                                   ----------
                                                        5,127
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 1.0%
Wilmington Trust                       70,000           4,712
                                                   ----------
                                                        4,712
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.3%
Countrywide Credit                    134,700           6,028
                                                   ----------
                                                        6,028
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 0.4%
Radian Group                           42,000           2,061
                                                   ----------
                                                        2,061
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 0.8%
Willis Group*                         153,600           3,794
                                                   ----------
                                                        3,794
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 2.4%
Federated Investors                    70,600           2,284
Franklin Resources                    123,700           5,185
Waddell & Reed Financial              119,800           3,652
                                                   ----------
                                                       11,121
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.3%
Principal Financial Group*            188,000           4,756
Protective Life                        74,100           2,311
UnumProvident                         138,100           3,857
                                                   ----------
                                                       10,924
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.9%
Allmerica Financial                   164,800           7,400
Hartford Financial Services Group      70,000           4,768
HCC Insurance Holdings                 47,200           1,319
Prudential Financial*                 144,400           4,484
                                                   ----------
                                                       17,971
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 2.4%
ACE                                   113,700           4,741
Travelers Property Casualty*          310,800           6,216
                                                   ----------
                                                       10,957
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
REINSURANCE -- 0.9%
Odyssey Re Holdings                   275,200      $    4,400
                                                   ----------
                                                        4,400
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 0.7%
Archstone-Smith Trust                 122,382           3,279
                                                   ----------
                                                        3,279
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.1%
Boston Properties                      58,100           2,292
Equity Office Properties Trust         89,452           2,683
                                                   ----------
                                                        4,975
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 0.4%
Charter One Financial                  56,028           1,749
                                                   ----------
                                                        1,749
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 0.5%
Golden State Bancorp                   76,900           2,283
                                                   ----------
                                                        2,283
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 0.5%
National City                          74,100           2,279
                                                   ----------
                                                        2,279
                                                   ----------
TOTAL FINANCIAL (COST $83,776)                         91,660
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 13.9%
DISPOSABLE MEDICAL PRODUCTS -- 1.6%
Bard (C.R.)                           123,700           7,304
                                                   ----------
                                                        7,304
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.7%
Quest Diagnostics*                     38,800           3,215
                                                   ----------
                                                        3,215
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.2%
Enzon*                                 93,600           4,145
Idec Pharmaceuticals*                  69,700           4,482
Immunex*                               54,700           1,655
                                                   ----------
                                                       10,282
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.2%
Medimmune*                             60,000           2,360
Teva Pharmaceutical Industries ADR     61,300           3,351
                                                   ----------
                                                        5,711
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.9%
Watson Pharmaceuticals*               148,800           4,031
                                                   ----------
                                                        4,031
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.7%
Aetna                                 165,000           6,405
Health Net*                           124,700           3,422
Wellpoint Health Networks*             39,800           2,534
                                                   ----------
                                                       12,361
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 71

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG MID-CAP VALUE FUND PBMCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 1.2%
Community Health Systems*             246,000      $    5,439
                                                   ----------
                                                        5,439
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 2.0%
Lincare Holdings*                     345,800           9,378
                                                   ----------
                                                        9,378
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.5%
Omnicare                               93,300           2,416
                                                   ----------
                                                        2,416
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS-- 0.9%
Healthsouth*                          303,600           4,357
                                                   ----------
                                                        4,357
                                                   ----------
TOTAL HEALTH CARE (COST $59,415)                       64,494
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.0%
AEROSPACE/DEFENSE -- 2.1%
Raytheon                              149,100           6,121
Titan*                                166,500           3,438
                                                   ----------
                                                        9,559
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.4%
Eaton                                  23,000           1,863
Textron                                93,900           4,798
                                                   ----------
                                                        6,661
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.8%
Vishay Intertechnology*               179,600           3,653
                                                   ----------
                                                        3,653
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.3%
Tektronix*                             49,600           1,174
                                                   ----------
                                                        1,174
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 0.7%
Avnet                                 129,176           3,495
                                                   ----------
                                                        3,495
--------------------------------------------------------------------------------
FILTRATION/SEPARATION PRODUCTS -- 0.4%
Pall                                   98,500           2,018
                                                   ----------
                                                        2,018
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.5%
PerkinElmer                           122,600           2,268
                                                   ----------
                                                        2,268
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.8%
Republic Services*                    197,900           3,697
                                                   ----------
                                                        3,697
                                                   ----------
TOTAL INDUSTRIAL (COST $29,394)                        32,525
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SERVICES -- 8.2%
COMMERCIAL SERVICES -- 1.5%
Iron Mountain*                         43,650      $    1,384
Quintiles Transnational*              320,500           5,689
                                                   ----------
                                                        7,073
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 4.2%
Ceridian*                             148,300           3,270
DST Systems*                          262,400          13,067
Sungard Data Systems*                  99,300           3,274
                                                   ----------
                                                       19,611
--------------------------------------------------------------------------------
DIRECT MARKETING -- 0.9%
Catalina Marketing*                    28,600           1,044
Harte-Hanks                           104,900           3,319
                                                   ----------
                                                        4,363
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 0.6%
Rent-A-Center*                         49,600           2,534
                                                   ----------
                                                        2,534
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 1.0%
Telephone & Data Systems               51,100           4,510
                                                   ----------
                                                        4,510
                                                   ----------
TOTAL SERVICES (COST $33,881)                          38,091
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 11.2%
APPLICATIONS SOFTWARE -- 4.1%
Citrix Systems*                       388,600           6,715
Intuit*                               200,200           7,680
Parametric Technology*                374,900           2,264
Rational Software*                    157,100           2,487
                                                   ----------
                                                       19,146
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.5%
Henry (Jack) & Associates             103,800           2,302
                                                   ----------
                                                        2,302
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 0.5%
International Rectifier*               49,600           2,252
                                                   ----------
                                                        2,252
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.8%
BMC Software*                         205,400           3,995
                                                   ----------
                                                        3,995
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.5%
Avocent*                              257,200           6,891
                                                   ----------
                                                        6,891
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.4%
Network Associates*                    77,600           1,878
                                                   ----------
                                                        1,878
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 72

                                          PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                   PBHG MID-CAP VALUE FUND PBMCX


                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 0.7%
Hughes Electronics*                   196,800      $    3,237
                                                   ----------
                                                        3,237
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.7%
Comverse Technology*                  239,800           3,038
Scientific-Atlanta                    209,300           4,835
                                                   ----------
                                                        7,873
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.7%
Amdocs*                               131,500           3,505
                                                   ----------
                                                        3,505
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.3%
RF Micro Devices*                      69,200           1,239
                                                   ----------
                                                        1,239
                                                   ----------
TOTAL TECHNOLOGY (COST $48,269)                        52,318
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 5.9%
ELECTRIC-INTEGRATED -- 4.8%
Allete                                126,200           3,671
Dominion Resources                     99,100           6,458
DTE Energy                             51,500           2,343
Edison International*                  99,300           1,663
Public Service Enterprise Group        98,900           4,530
XCEL Energy                           148,100           3,754
                                                   ----------
                                                       22,419
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER -- 1.1%
Calpine*                              402,900           5,117
                                                   ----------
                                                        5,117
                                                   ----------
TOTAL UTILITIES (COST $22,673)                         27,536
                                                   ----------
TOTAL COMMON STOCK (COST $389,161)                    428,008
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 6.4%
Greenwich
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $21,587,782
   (collateralized by U.S. Government
   Obligations: total market
   value $22,017,061)(A)              $21,583          21,583
Morgan Stanley
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $8,001,644
   (collateralized by U.S. Government
   Obligations: total market
   value $8,244,715)(A)                 8,000           8,000
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $29,583)             29,583
                                                   ----------
TOTAL INVESTMENTS-- 98.4% (COST $418,744)             457,591
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.6%
Receivable for Investment Securities Sold              16,703
Payable for Investment Securities Purchased           (11,197)
Other Assets and Liabilities, Net                       2,017
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 7,523
                                                   ----------

                                                       Market
Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 29,543,567 outstanding shares
   of common stock                                 $  440,999
Fund Shares of Advisor Class ($0.001 par value)
   based on 8,053 outstanding shares of common
   stock                                                  113
Accumulated net realized loss on investments          (14,845)
Unrealized appreciation on investments                 38,847
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  465,114
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $15.74
                                                       ======

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- ADVISOR CLASS                      $15.72
                                                       ======

* Non-income producing security.
(A)-- Tri-party repurchase agreement
ADR-- American Depositary Receipt
Cl-- Class
REIT-- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 73

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG SMALL CAP VALUE FUND PBSVX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.4%
BASIC MATERIALS -- 6.0%
ADVANCED MATERIALS/PRODUCTS -- 1.2%
Coorstek*                              91,000      $    3,496
                                                   ----------
                                                        3,496
--------------------------------------------------------------------------------
AGRICULTURAL CHEMICALS -- 1.8%
IMC Global                            362,200           5,342
                                                   ----------
                                                        5,342
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 0.1%
Solutia                                30,700             267
                                                   ----------
                                                          267
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.2%
Cytec Industries*                      20,900             636
                                                   ----------
                                                          636
--------------------------------------------------------------------------------
METAL-DIVERSIFIED -- 0.3%
Freeport-McMoran Copper & Gold, Cl B*  58,400           1,029
                                                   ----------
                                                        1,029
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.7%
Glatfelter                             91,000           1,633
Louisiana-Pacific                      30,400             326
                                                   ----------
                                                        1,959
--------------------------------------------------------------------------------
PRECIOUS METALS -- 1.5%
Stillwater Mining*                    241,200           4,547
                                                   ----------
                                                        4,547
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.2%
Carpenter Technology                   15,300             443
                                                   ----------
                                                          443
                                                   ----------
TOTAL BASIC MATERIALS (COST $15,266)                   17,719
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 20.0%
AUDIO/VIDEO PRODUCTS -- 1.8%
Harman International                   65,800           3,248
Polycom*                               79,600           1,958
                                                   ----------
                                                        5,206
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL-- 0.9%
Autoliv                                69,200           1,678
Tower Automotive*                      79,300           1,109
                                                   ----------
                                                        2,787
--------------------------------------------------------------------------------
CABLE TV -- 2.6%
Insight Communications*               128,300           2,688
Lodgenet Entertainment*                90,500           1,547
Mediacom Communications*              232,900           3,263
                                                   ----------
                                                        7,498
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CASINO HOTELS -- 1.5%
Station Casinos*                      269,600      $    4,489
                                                   ----------
                                                        4,489
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.8%
Bell Microproducts*                   230,900           2,401
                                                   ----------
                                                        2,401
--------------------------------------------------------------------------------
LEISURE & RECREATIONAL PRODUCTS -- 0.5%
WMS Industries*                        82,600           1,570
                                                   ----------
                                                        1,570
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.5%
Zomax*                                182,000           1,329
                                                   ----------
                                                        1,329
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 0.4%
Scholastic*                            23,600           1,279
                                                   ----------
                                                        1,279
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.6%
Journal Register*                      34,300             727
Pulitzer                               21,200           1,134
                                                   ----------
                                                        1,861
--------------------------------------------------------------------------------
RADIO -- 0.6%
Cumulus Media*                         51,300             918
Spanish Broadcasting System*           54,300             736
                                                   ----------
                                                        1,654
--------------------------------------------------------------------------------
RECREATIONAL CENTERS -- 0.3%
Bally Total Fitness*                   45,800           1,005
                                                   ----------
                                                        1,005
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.4%
Kenneth Cole Productions, Cl A*        87,700           1,760
Men's Wearhouse*                       78,700           1,838
Pacific Sunwear of California*         24,600             605
                                                   ----------
                                                        4,203
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 0.7%
Advance Auto Parts*                    46,700           2,148
                                                   ----------
                                                        2,148
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.2%
Linens 'N Things*                     114,900           3,508
                                                   ----------
                                                        3,508
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.4%
PC Connection*                         98,300           1,038
                                                   ----------
                                                        1,038
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.5%
Tweeter Home Entertainment Group*      36,400             712
Ultimate Electronics*                  25,000             701
                                                   ----------
                                                        1,413
--------------------------------------------------------------------------------

                                                    [LOGO OMITTED]  74

                                             PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                 PBHG SMALL CAP VALUE FUND PBSVX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 1.2%
7-Eleven*                             109,700      $    1,223
Casey's General Stores                163,700           2,210
                                                   ----------
                                                        3,433
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.8%
Buca*                                 195,000           3,543
CEC Entertainment*                     27,200           1,257
Papa John's International*             13,500             376
                                                   ----------
                                                        5,176
--------------------------------------------------------------------------------
TELEVISION -- 1.5%
Paxson Communications*                 77,100             845
Young Broadcasting, Cl A*             143,900           3,596
                                                   ----------
                                                        4,441
--------------------------------------------------------------------------------
THEATERS -- 0.8%
AMC Entertainment*                    168,200           2,294
                                                   ----------
                                                        2,294
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $50,242)                 58,733
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 3.2%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.5%
Playtex Products*                     137,400           1,492
                                                   ----------
                                                        1,492
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.2%
Dole Food                              40,200           1,246
Hain Celestial Group*                 101,800           2,265
                                                   ----------
                                                        3,511
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.6%
Winn-Dixie Stores                     117,800           1,890
                                                   ----------
                                                        1,890
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.9%
Fleming                               111,400           2,495
                                                   ----------
                                                        2,495
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $8,368)               9,388
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 4.7%
OIL & GAS DRILLING -- 0.6%
Atwood Oceanic*                        39,600           1,818
                                                   ----------
                                                        1,818
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 0.5%
Spinnaker Exploration*                 38,800           1,616
                                                   ----------
                                                        1,616
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 2.0%
Hydril*                                25,800             629
Universal Compression*                197,800           5,222
                                                   ----------
                                                        5,851
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.4%
Tesoro Petroleum*                      78,800      $    1,107
                                                   ----------
                                                        1,107
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.2%
CAL Dive International*                68,900           1,716
Global Industries*                     90,400             843
Newpark Resources*                    121,700             943
                                                   ----------
                                                        3,502
                                                   ----------
TOTAL ENERGY (COST $12,536)                            13,894
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 10.4%
COMMERCIAL BANKS-WESTERN US -- 1.0%
City National                          56,700           2,983
                                                   ----------
                                                        2,983
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 0.5%
Medallion Financial                   176,800           1,374
                                                   ----------
                                                        1,374
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 1.9%
Affiliated Managers Group*             57,100           4,101
Federated Investors                    44,600           1,443
                                                   ----------
                                                        5,544
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.3%
Scottish Annuity & Life Holdings      108,100           2,054
Stancorp Financial Group               31,200           1,716
                                                   ----------
                                                        3,770
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.9%
HCC Insurance Holdings                 91,700           2,563
                                                   ----------
                                                        2,563
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.5%
First American                         69,800           1,485
                                                   ----------
                                                        1,485
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.5%
Trammell Crow*                        102,800           1,491
                                                   ----------
                                                        1,491
--------------------------------------------------------------------------------
REINSURANCE -- 1.0%
Odyssey Re Holdings                   179,000           2,862
                                                   ----------
                                                        2,862
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.7%
Mack-Cali Realty                       60,300           2,091
                                                   ----------
                                                        2,091
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.5%
Rouse                                  46,100           1,428
                                                   ----------
                                                        1,428
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 75

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG SMALL CAP VALUE FUND PBSVX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.4%
Berkshire Hills Bancorp                51,400      $    1,139
                                                   ----------
                                                        1,139
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 1.2%
Ocwen Financial*                      554,400           3,653
                                                   ----------
                                                        3,653
                                                   ----------
TOTAL FINANCIAL (COST $26,469)                         30,383
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.1%
DIALYSIS CENTERS -- 0.4%
Renal Care Group*                      35,400           1,161
                                                   ----------
                                                        1,161
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 1.6%
Hooper Holmes                         457,500           4,799
                                                   ----------
                                                        4,799
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.5%
Edwards Lifesciences*                  48,200           1,347
                                                   ----------
                                                        1,347
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.7%
Covance*                              103,900           2,107
                                                   ----------
                                                        2,107
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.6%
Haemonetics*                          225,200           7,148
Zoll Medical*                          15,400             591
                                                   ----------
                                                        7,739
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.8%
Digene*                                70,000           2,503
                                                   ----------
                                                        2,503
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.1%
Adolor*                               109,700           1,223
Cima Labs*                            183,100           4,880
                                                   ----------
                                                        6,103
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.2%
Alpharma, Cl A                         36,500             522
                                                   ----------
                                                          522
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.1%
Coventry Health Care*                  72,300           1,880
Health Net*                            57,800           1,586
Humana*                               196,400           2,657
                                                   ----------
                                                        6,123
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 1.0%
Beverly Enterprises*                  398,400           2,869
                                                   ----------
                                                        2,869
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.4%
Omnicare                               90,800      $    2,351
Syncor International*                  59,600           1,624
                                                   ----------
                                                        3,975
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.7%
NPS Pharmaceuticals*                   52,500           1,713
Titan Pharmaceuticals*                 45,400             318
                                                   ----------
                                                        2,031
                                                   ----------
TOTAL HEALTH CARE (COST $34,875)                       41,279
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 9.4%
AEROSPACE/DEFENSE -- 0.5%
Teledyne Technologies*                 93,900           1,557
                                                   ----------
                                                        1,557
--------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT/AGGREGATE-- 0.0%
Texas Industries                          300              12
                                                   ----------
                                                           12
--------------------------------------------------------------------------------
BUILDING PRODUCTS-LIGHT FIXTURES -- 0.3%
Genlyte Group*                         24,900             935
                                                   ----------
                                                          935
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.7%
DDI*                                  237,100           2,023
                                                   ----------
                                                        2,023
--------------------------------------------------------------------------------
CONTAINERS-METAL/GLASS -- 0.4%
Crown Cork & Seal*                    140,100           1,254
                                                   ----------
                                                        1,254
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.0%
DSP Group*                            144,300           2,954
                                                   ----------
                                                        2,954
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.7%
Molecular Devices*                    108,600           1,973
                                                   ----------
                                                        1,973
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 0.8%
Avnet                                  82,839           2,242
                                                   ----------
                                                        2,242
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.7%
Stericycle*                            33,200           2,077
                                                   ----------
                                                        2,077
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 1.0%
Fisher Scientific International*      101,000           2,838
                                                   ----------
                                                        2,838
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.4%
Coherent*                              37,500           1,271
                                                   ----------
                                                        1,271
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 76

                                            PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                 PBHG SMALL CAP VALUE FUND PBSVX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MACHINERY-PUMPS -- 1.1%
Flowserve*                             97,000      $    3,105
                                                   ----------
                                                        3,105
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.4%
Aptargroup                             35,600           1,248
                                                   ----------
                                                        1,248
--------------------------------------------------------------------------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.7%
Artesyn Technologies*                  94,100             876
Power-One*                            127,900           1,046
                                                   ----------
                                                        1,922
--------------------------------------------------------------------------------
STEEL PIPE & TUBE -- 0.7%
Shaw Group*                            74,100           2,038
                                                   ----------
                                                        2,038
                                                   ----------
TOTAL INDUSTRIAL (COST $25,739)                        27,449
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 10.6%
ADVERTISING SERVICES -- 0.6%
Getty Images*                          35,100           1,052
R.H. Donnelley*                        23,200             706
                                                   ----------
                                                        1,758
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.6%
Alliance Data Systems*                 70,700           1,777
                                                   ----------
                                                        1,777
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.3%
PRG-Schultz International*            264,800           3,720
                                                   ----------
                                                        3,720
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 3.2%
DiamondCluster International*         110,900           1,433
Forrester Research*                    97,200           1,857
PDI*                                  146,300           2,481
Watson Wyatt*                         129,400           3,539
                                                   ----------
                                                        9,310
--------------------------------------------------------------------------------
DIRECT MARKETING -- 2.7%
Advo*                                 122,000           5,153
Catalina Marketing*                    17,700             646
Valuevision International, Cl A*      108,000           2,241
                                                   ----------
                                                        8,040
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.3%
Parexel International*                105,000           1,684
Pharmaceutical Product Development*    60,300           2,102
                                                   ----------
                                                        3,786
--------------------------------------------------------------------------------
SCHOOLS -- 0.9%
Edison Schools*                       145,700           2,025
Learning Tree International*           25,200             610
                                                   ----------
                                                        2,635
                                                   ----------
TOTAL SERVICES (COST $28,103)                          31,026
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 14.1%
APPLICATIONS SOFTWARE -- 1.6%
Peregrine Systems*                    486,740      $    4,634
                                                   ----------
                                                        4,634
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 1.1%
Pixar*                                 87,100           3,205
                                                   ----------
                                                        3,205
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.3%
Radiant Systems*                      100,400             909
                                                   ----------
                                                          909
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.8%
Maxtor*                               129,900             903
Silicon Storage Technology*           334,000           3,524
Western Digital*                      144,300             899
                                                   ----------
                                                        5,326
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.5%
Choicepoint*                           50,900           2,932
Fair Isaac                             22,950           1,455
                                                   ----------
                                                        4,387
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.3%
Wind River Systems*                    60,800             826
                                                   ----------
                                                          826
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 0.4%
MIPS Technologies, Cl A*              158,700           1,168
                                                   ----------
                                                        1,168
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.0%
JDA Software Group*                    56,800           1,811
Micromuse*                            115,800           1,014
                                                   ----------
                                                        2,825
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.5%
Vignette*                             453,500           1,560
                                                   ----------
                                                        1,560
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.4%
Avocent*                              157,800           4,227
                                                   ----------
                                                        4,227
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.5%
Adaptec*                              225,400           3,013
Computer Network Technology*           69,500             919
Crossroads Systems*                   118,600             421
                                                   ----------
                                                        4,353
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 1.2%
GlobespanVirata*                      239,500           3,573
                                                   ----------
                                                        3,573
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 77

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG SMALL CAP VALUE FUND PBSVX


                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.5%
Lam Research*                          48,500      $    1,422
                                                   ----------
                                                        1,422
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.0%
Advanced Fibre Communication*         110,700           2,125
Sunrise Telecom*                      223,000             691
                                                   ----------
                                                        2,816
                                                   ----------
TOTAL TECHNOLOGY (COST $36,570)                        41,231
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.2%
TRANSPORTATION-AIR FREIGHT -- 0.2%
Atlas Air Worldwide*                   54,500             718
                                                   ----------
                                                          718
                                                   ----------
TOTAL TRANSPORTATION (COST $682)                          718
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 1.7%
ELECTRIC-INTEGRATED -- 1.0%
Idacorp                                21,800             883
Madison Gas & Electric                 32,200             915
Sierra Pacific Resources               70,800           1,068
                                                   ----------
                                                        2,866
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.7%
UGI                                    66,100           2,072
                                                   ----------
                                                        2,072
                                                   ----------
TOTAL UTILITIES (COST $4,299)                           4,938
                                                   ----------
TOTAL COMMON STOCK (COST $243,149)                    276,758
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.2%
Morgan Stanley
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $21,259,264
   (collateralized by U.S. Government
   Obligations: total market
   value $21,788,690)(A)              $21,255          21,255
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $21,255)              21,255
                                                   ----------
TOTAL INVESTMENTS-- 101.6% (COST $264,404)            298,013
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.6)%
Payable for Investment Securities Purchased            (6,249)
Other Assets and Liabilities, Net                       1,607
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (4,642)
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 14,186,792 outstanding shares
   of common stock                                 $  271,138
Fund Shares of Advisor Class ($0.001 par value)
   based on 17,664 outstanding shares
   of common stock                                        308
Accumulated net realized loss on investments          (11,684)
Unrealized appreciation on investments                 33,609
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  293,371
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $20.65
                                                       ======

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- ADVISOR CLASS                      $20.60
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 78

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                  PBHG SPECIAL EQUITY FUND PBNPX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.3%
BASIC MATERIALS -- 6.8%
DIVERSIFIED MINERALS -- 1.0%
Cia Vale do Rio Doce ADR*               9,700      $      266
                                                   ----------
                                                          266
--------------------------------------------------------------------------------
GOLD MINING -- 2.0%
Barrick Gold                           28,000             519
                                                   ----------
                                                          519
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 2.3%
Praxair                                 9,700             580
                                                   ----------
                                                          580
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 1.5%
United States Steel                    20,400             370
                                                   ----------
                                                          370
                                                   ----------
TOTAL BASIC MATERIALS (COST $1,472)                     1,735
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 5.6%
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.8%
Delphi                                 28,700             459
                                                   ----------
                                                          459
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 2.8%
Liberty Media, Cl A*                   55,876             706
                                                   ----------
                                                          706
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.0%
Scripps (E.W.), Cl A                    3,100             255
                                                   ----------
                                                          255
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $1,369)                   1,420
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 8.5%
AGRICULTURAL OPERATIONS -- 1.1%
Bunge Limited                          13,000             281
                                                   ----------
                                                          281
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.4%
Fortune Brands                          7,400             365
                                                   ----------
                                                          365
--------------------------------------------------------------------------------
FOOD-MISC/DIVERSIFIED -- 1.2%
Sara Lee                               14,500             301
                                                   ----------
                                                          301
--------------------------------------------------------------------------------
FOOD-RETAIL -- 1.6%
Albertson's                            12,000             398
                                                   ----------
                                                          398
--------------------------------------------------------------------------------
TOBACCO -- 3.2%
Philip Morris                          15,600             822
                                                   ----------
                                                          822
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $1,668)               2,167
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 10.6%
OIL & GAS DRILLING -- 1.7%
Transocean Sedco Forex                 12,900             429
                                                   ----------
                                                          429
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 4.7%
Kerr-McGee                              3,900      $      245
Noble Affiliates                       16,900             660
Ocean Energy                           15,019             297
                                                   ----------
                                                        1,202
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 4.2%
Conoco                                 21,000             613
Phillips Petroleum                      7,180             451
                                                   ----------
                                                        1,064
                                                   ----------
TOTAL ENERGY (COST $2,359)                              2,695
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 32.8%
FINANCE-INVESTMENT BANKER/BROKER -- 1.2%
JP Morgan Chase                         8,850             315
                                                   ----------
                                                          315
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 4.7%
Countrywide Credit                     16,800             752
Fannie Mae                              5,600             447
                                                   ----------
                                                        1,199
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 4.6%
MGIC Investment                         8,500             582
Radian Group                           12,000             589
                                                   ----------
                                                        1,171
--------------------------------------------------------------------------------
INTERNET FINANCIAL SERVICES -- 2.9%
Indymac Bancorp                        30,000             741
                                                   ----------
                                                          741
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.4%
Torchmark                               8,700             350
                                                   ----------
                                                          350
--------------------------------------------------------------------------------
MONEY CENTER BANKS -- 2.0%
Bank of America                         7,267             494
                                                   ----------
                                                          494
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.8%
Hartford Financial Services Group       7,800             532
Loews                                   7,600             445
                                                   ----------
                                                          977
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 4.1%
Fidelity National Financial            25,300             667
PMA Capital                            16,800             386
                                                   ----------
                                                        1,053
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.6%
Felcor Lodging Trust                   19,700             419
                                                   ----------
                                                          419
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 3.5%
America First Mortgage Investments     36,500             327
FBR Asset Investment                   21,000             571
                                                   ----------
                                                          898
--------------------------------------------------------------------------------


                                [LOGO OMITTED] 79

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG SPECIAL EQUITY FUND PBNPX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 3.0%
FleetBoston Financial                   9,600      $      336
Wachovia                               11,200             415
                                                   ----------
                                                          751
                                                   ----------
TOTAL FINANCIAL (COST $7,610)                           8,368
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 3.3%
MEDICAL-HMO -- 1.8%
Aetna                                  12,000             466
                                                   ----------
                                                          466
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 1.5%
HCA                                     8,600             379
                                                   ----------
                                                          379
                                                   ----------
TOTAL HEALTH CARE (COST $673)                             845
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 11.2%
AEROSPACE/DEFENSE -- 2.6%
Raytheon                               16,300             669
                                                   ----------
                                                          669
--------------------------------------------------------------------------------
BUILDING PRODUCTS-AIR & HEATING -- 0.9%
York International                      6,400             230
                                                   ----------
                                                          230
--------------------------------------------------------------------------------
CONTAINERS-PAPER/PLASTIC -- 1.5%
Packaging Corporation of America*      19,400             384
                                                   ----------
                                                          384
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 2.3%
Agilent Technologies*                  16,600             581
                                                   ----------
                                                          581
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 1.3%
Parker-Hannifin                         6,700             334
                                                   ----------
                                                          334
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRY -- 1.0%
Ingersoll-Rand, Cl A                    5,100             255
                                                   ----------
                                                          255
--------------------------------------------------------------------------------
TOOLS-HAND HELD -- 1.6%
Snap-On Tools                          11,900             405
                                                   ----------
                                                          405
                                                   ----------
TOTAL INDUSTRIAL (COST $2,298)                          2,858
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 6.1%
TELEPHONE-INTEGRATED -- 6.1%
Alltel                                  5,100             283
Sprint (FON Group)                     40,200             615
Telephone & Data Systems                7,500             662
                                                   ----------
                                                        1,560
                                                   ----------
TOTAL SERVICES (COST $1,668)                            1,560
                                                   ----------
--------------------------------------------------------------------------------

                                 Shares/Face         Market
Description                     Amount (000)       Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 5.8%
COMPUTERS-MEMORY DEVICES -- 1.7%
Maxtor*                                62,600      $      435
                                                   ----------
                                                          435
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.3%
Agere Systems*                         85,200             331
                                                   ----------
                                                          331
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.8%
Computer Associates International      32,800             718
                                                   ----------
                                                          718
                                                   ----------
TOTAL TECHNOLOGY (COST $1,497)                          1,484
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 1.6%
ELECTRIC-INTEGRATED -- 1.6%
DTE Energy                              8,900             405
                                                   ----------
                                                          405
                                                   ----------
TOTAL UTILITIES (COST $332)                               405
                                                   ----------
TOTAL COMMON STOCK (COST $20,946)                      23,537
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.9%
Barclays
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $1,763,240
   (collateralized by U.S. Government
   Obligations: total market
   value $1,798,716)(A)                $1,763           1,763
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $1,763)                1,763
                                                   ----------
TOTAL INVESTMENTS-- 99.2% (COST $22,709)               25,300
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.8%
TOTAL OTHER ASSETS AND LIABILITIES, NET                   205
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 1,832,126 outstanding shares
   of common stock                                     22,988
Undistributed net investment income                        93
Accumulated net realized loss on investments             (167)
Unrealized appreciation on investments                  2,591
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $   25,505
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $13.92
                                                       ======

* Non-income producing security.
(A)-- Tri-party repurchase agreement
ADR-- American Depositary Receipt
Cl-- Class
REIT-- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 80

                                                                      PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                              PBHG DISCIPLINED EQUITY FUND PBDEX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.0%
BASIC MATERIALS -- 0.5%
CHEMICALS-SPECIALTY -- 0.5%
Engelhard                              17,220      $      534
                                                   ----------
                                                          534
                                                   ----------
TOTAL BASIC MATERIALS (COST $472)                         534
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 11.5%
APPAREL MANUFACTURERS -- 0.8%
Liz Claiborne                          29,223             829
                                                   ----------
                                                          829
--------------------------------------------------------------------------------
AUTO-CARS/LIGHT TRUCKS -- 0.4%
General Motors                          6,752             408
                                                   ----------
                                                          408
--------------------------------------------------------------------------------
CABLE TV -- 0.3%
Comcast*                               10,598             337
                                                   ----------
                                                          337
--------------------------------------------------------------------------------
COATINGS/PAINT -- 1.2%
Sherwin-Williams                       43,175           1,230
                                                   ----------
                                                        1,230
--------------------------------------------------------------------------------
CRUISE LINES -- 0.2%
Carnival                                4,727             154
                                                   ----------
                                                          154
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.2%
Knight Ridder                          14,114             969
New York Times                          4,547             218
                                                   ----------
                                                        1,187
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 1.3%
Autozone*                              19,811           1,364
                                                   ----------
                                                        1,364
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 2.8%
Home Depot                             39,605           1,925
Lowe's                                 21,066             916
                                                   ----------
                                                        2,841
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.1%
TJX                                    52,755           2,111
                                                   ----------
                                                        2,111
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 1.2%
May Department Stores                  34,373           1,198
                                                   ----------
                                                        1,198
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $11,119)                 11,659
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 8.3%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 4.9%
Campbell Soup                          93,741      $    2,512
Conagra Foods                           6,225             151
Sara Lee                              111,541           2,316
                                                   ----------
                                                        4,979
--------------------------------------------------------------------------------
TOBACCO -- 3.4%
Philip Morris                          42,735           2,251
UST                                    30,319           1,180
                                                   ----------
                                                        3,431
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $7,498)               8,410
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 7.7%
OIL COMPANIES-INTEGRATED -- 5.2%
Exxon Mobil                           116,610           5,111
Phillips Petroleum                      3,466             218
                                                   ----------
                                                        5,329
--------------------------------------------------------------------------------
PIPELINES -- 2.5%
EL Paso                                40,822           1,797
Kinder Morgan                          13,272             643
Williams                                3,024              71
                                                   ----------
                                                        2,511
                                                   ----------
TOTAL ENERGY (COST $6,920)                              7,840
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 19.6%
COMMERCIAL BANKS-SOUTHERN US -- 1.9%
BB&T                                   51,609           1,967
                                                   ----------
                                                        1,967
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 4.4%
Citigroup                              89,351           4,425
                                                   ----------
                                                        4,425
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 1.1%
Household International                18,807           1,068
                                                   ----------
                                                        1,068
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 3.6%
Fannie Mae                             25,789           2,060
Freddie Mac                            24,966           1,582
                                                   ----------
                                                        3,642
--------------------------------------------------------------------------------
MONEY CENTER BANKS -- 3.3%
Bank of America                        48,796           3,319
                                                   ----------
                                                        3,319
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.6%
Metlife                                20,825             656
                                                   ----------
                                                          656
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 81

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG DISCIPLINED EQUITY FUND PBDEX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 2.3%
Washington Mutual                      70,724      $    2,343
                                                   ----------
                                                        2,343
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 2.4%
FleetBoston Financial                  69,869           2,445
                                                   ----------
                                                        2,445
                                                   ----------
TOTAL FINANCIAL (COST $18,729)                         19,865
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.9%
DISPOSABLE MEDICAL PRODUCTS -- 0.1%
Bard (C.R.)                             1,901             112
                                                   ----------
                                                          112
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 1.0%
McKesson                               27,450           1,028
                                                   ----------
                                                        1,028
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.6%
Medtronic                              57,511           2,600
                                                   ----------
                                                        2,600
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.6%
Johnson & Johnson                       9,838             639
                                                   ----------
                                                          639
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 10.6%
Bristol-Myers Squibb                    4,769             193
Merck                                  15,397             886
Pfizer                                126,119           5,012
Pharmacia                              52,943           2,387
Schering-Plough                        72,847           2,280
                                                   ----------
                                                       10,758
                                                   ----------
TOTAL HEALTH CARE (COST $14,526)                       15,137
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.9%
AEROSPACE/DEFENSE-EQUIPMENT -- 2.3%
United Technologies                    31,302           2,323
                                                   ----------
                                                        2,323
--------------------------------------------------------------------------------
CONTAINERS-PAPER/PLASTIC -- 0.1%
Sealed Air*                             2,016              95
                                                   ----------
                                                           95
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 3.4%
General Electric                       68,273           2,557
Tyco International                     28,180             910
                                                   ----------
                                                        3,467
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.1%
PerkinElmer                             7,774             144
                                                   ----------
                                                          144
                                                   ----------
TOTAL INDUSTRIAL (COST $6,272)                          6,029
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SERVICES -- 5.8%
COMMERCIAL SERVICES-FINANCE -- 2.1%
Deluxe                                 46,796      $    2,165
                                                   ----------
                                                        2,165
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.9%
Electronic Data Systems                14,940             866
                                                   ----------
                                                          866
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 2.8%
SBC Communications                     40,366           1,511
Sprint (FON Group)                     88,522           1,354
                                                   ----------
                                                        2,865
                                                   ----------
TOTAL SERVICES (COST $5,746)                            5,896
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 18.9%
APPLICATIONS SOFTWARE -- 4.0%
Microsoft*                             67,026           4,042
                                                   ----------
                                                        4,042
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.1%
AT&T Wireless Services*               121,339           1,086
                                                   ----------
                                                        1,086
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 1.3%
Autodesk                               27,848           1,300
                                                   ----------
                                                        1,300
--------------------------------------------------------------------------------
COMPUTERS -- 0.9%
Compaq Computer                        15,623             163
Sun Microsystems*                      92,443             816
                                                   ----------
                                                          979
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.7%
Automatic Data Processing              47,932           2,793
                                                   ----------
                                                        2,793
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 3.3%
Intel                                 112,224           3,413
                                                   ----------
                                                        3,413
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.7%
Computer Associates International      46,988           1,029
Oracle*                               131,872           1,688
                                                   ----------
                                                        2,717
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.2%
Cisco Systems*                         61,981           1,049
Lucent Technologies*                   30,027             142
                                                   ----------
                                                        1,191
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.7%
Motorola                              119,872           1,702
                                                   ----------
                                                         1,702
                                                   ----------
TOTAL TECHNOLOGY (COST $20,345)                        19,223
                                                   ----------
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 82

                                            PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                              PBHG DISCIPLINED EQUITY FUND PBDEX


                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
UTILITIES -- 3.9%
ELECTRIC-INTEGRATED -- 3.4%
Ameren                                  1,598      $       68
TECO Energy                            46,163           1,322
XCEL Energy                            79,913           2,026
                                                   ----------
                                                        3,416
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.5%
Sempra Energy                          22,145             557
                                                   ----------
                                                          557
                                                   ----------
TOTAL UTILITIES (COST $3,749)                           3,973
                                                   ----------
TOTAL COMMON STOCK (COST $95,376)                      98,566
                                                   ----------
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
Seagate Escrow Security+                6,002              --
                                                   ----------
TOTAL RIGHTS (COST $0)                                     --
                                                   ----------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS-- 0.4%
US Treasury Bill(B)(C)
   2.100%, 04/11/02                       465             465
                                                   ----------
                                                          465
                                                   ----------
TOTAL U.S. TREASURY OBLIGATIONS (COST $464)               465
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.6%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $2,593,243
   (collateralized by U.S. Government
   Obligations: total market
   value $2,644,839)(A)                $2,593           2,593
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $2,593)                2,593
                                                   ----------
TOTAL INVESTMENTS-- 100.0% (COST $98,433)             101,624
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.0)%
TOTAL OTHER ASSETS AND LIABILITIES, NET                    (9)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 9,749,476 outstanding shares
   of common stock                                    114,661
Undistributed net investment income                       177
Accumulated net realized loss on investments          (16,366)
Unrealized appreciation on investments and
   futures contracts                                    3,143
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  101,615
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $10.42
                                                       ======
* Non-income producing security.
+ These rights represent a potential distribution settlement in a legal claim and do not have a strike price or expiration date.
(A) -- Tri-party repurchase agreement
(B) -- Security has been pledged as collateral for open futures contracts.
(C) -- The rate reflected on the Statement of Net Assets represents the security's effective yield at time of purchase.


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 83

     PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.3%
BERMUDA -- 2.8%
Marvell Technology Group               22,500      $      986
                                                   ----------
                                                          986
--------------------------------------------------------------------------------
DENMARK -- 0.2%
Carlsberg A/S, Cl B                       754              29
TDC A/S                                 1,128              36
                                                   ----------
                                                           65
--------------------------------------------------------------------------------
FINLAND -- 2.0%
Nokia Oyj ADR                          33,800             701
Sonera Oyj                              3,447              17
                                                   ----------
                                                          718
--------------------------------------------------------------------------------
FRANCE -- 1.3%
Alcatel                                 1,157              16
STMicroelectronics                     13,200             448
                                                   ----------
                                                          464
--------------------------------------------------------------------------------
GERMANY -- 5.1%
Epcos                                   1,224              56
Infineon Technologies ADR              14,700             332
Marschollek Lautenschlaeger und Partner 1,092              75
SAP ADR                                32,700           1,217
Siemens                                 2,068             135
                                                   ----------
                                                        1,815
--------------------------------------------------------------------------------
HONG KONG -- 1.5%
China Mobile ADR*                      22,700             351
China Unicom ADR*                      18,000             173
                                                   ----------
                                                          524
--------------------------------------------------------------------------------
INDIA -- 1.5%
Infosys Technologies ADR                8,100             531
                                                   ----------
                                                          531
--------------------------------------------------------------------------------
ISRAEL -- 2.5%
Precise Software Solutions*            39,000             908
                                                   ----------
                                                          908
--------------------------------------------------------------------------------
ITALY -- 0.4%
Telecom Italia*                        17,303             143
                                                   ----------
                                                          143
--------------------------------------------------------------------------------
JAPAN -- 4.0%
Fanuc                                   1,000              55
Fuji Machine                            3,000              47
Fujitsu                                47,000             360
Furukawa Electric                      30,000             146
Matsushita Communication                1,000              34
Mitsui                                 27,000             165
Murata Manufacturing                    1,000              64
Nippon Telegraph & Telephone               16              61
NTT DoCoMo                                  5              14
NTT DoCoMo (when issued)*                  20              54
Omron                                   5,000              72
Rohm                                      400              60
Sony                                    6,000             312
                                                   ----------
                                                        1,444
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
NETHERLANDS -- 4.6%
ASML*                                  61,700      $    1,565
Koninklijke Philips Electronics         2,689              82
                                                   ----------
                                                        1,647
--------------------------------------------------------------------------------
NEW ZEALAND -- 0.2%
Telecom Corporation of New Zealand     25,364              54
                                                   ----------
                                                           54
--------------------------------------------------------------------------------
SINGAPORE -- 1.1%
Flextronics International*             14,700             268
Overseas Chinese Banking                7,000              53
Singapore Press                         4,900              65
                                                   ----------
                                                          386
--------------------------------------------------------------------------------
SOUTH KOREA -- 1.0%
KT ADR                                 15,200             364
                                                   ----------
                                                          364
--------------------------------------------------------------------------------
SWEDEN -- 0.1%
Telefonaktiebolaget LM Ericsson*       10,267              43
                                                   ----------
                                                           43
--------------------------------------------------------------------------------
TAIWAN -- 11.8%
Taiwan Semiconductor Manufacturing ADR*106,440          2,208
United Microelectronics ADR*          186,640           1,988
                                                   ----------
                                                        4,196
--------------------------------------------------------------------------------
UNITED KINGDOM -- 2.5%
Man Group Plc                          10,000             170
Sainsbury (J) Plc                      13,000              74
Vodafone Group Plc                     32,600              60
Vodafone Group Plc ADR                 32,100             592
                                                   ----------
                                                          896
--------------------------------------------------------------------------------
UNITED STATES -- 51.7%
Adelphia Communications*               27,100             404
Advanced Fibre Communication*          19,900             382
ATMI*                                  11,800             371
Broadcom*                              40,400           1,450
Brocade Communications Systems*        34,500             932
Centillium Communications*             31,400             380
Cisco Systems*                        101,300           1,715
Conexant Systems*                      41,000             494
Cymer*                                  7,400             368
Documentum*                             3,400              87
eBay*                                   5,900             334
EMC*                                   15,300             182
Emulex*                                21,600             711
FEI*                                    3,000             107
Finisar*                               28,500             220
Gemstar-TV Guide International*        21,600             320
Genesis Microchip*                      5,100             133
i2 Technologies*                       58,500             296
Integrated Circuit Systems*            17,300             353
Intersil*                              23,100             655
Juniper Networks*                      22,300             281
Kulicke & Soffa Industries*            21,200             441
Lam Research*                          10,000             293
--------------------------------------------------------------------------------


                               [LOGO OMITTED] 84

                                            PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                              PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX


                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
UNITED STATES -- CONTINUED
Linear Technology                       9,000      $      398
Maxim Integrated Products*              8,600             479
Mercury Interactive*                   12,100             456
Microsoft*                             10,600             639
Microtune*                             12,000             172
Mykrolis*                              28,600             437
Network Associates*                     6,600             160
Novellus Systems*                       6,600             357
Overture Services*                     12,500             349
PMC-Sierra*                            48,300             786
Qualcomm*                              19,800             745
Retek*                                  3,300              87
RF Micro Devices*                      32,500             582
SmartForce*                            16,900             177
Sun Microsystems*                      12,500             110
VeriSign*                               5,300             143
Veritas Software*                       9,700             425
Vitesse Semiconductor*                 25,300             248
Xilinx*                                19,500             777
                                                   ----------
                                                       18,436
                                                   ----------
TOTAL COMMON STOCK (COST $35,317)                      33,620
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.1%
JPMorgan Chase
   1.85%, dated 03/28/02,
   matures 04/01/02, repurchase price
   $1,112,956 (collateralized by
   U.S. Government Obligations:
   Total Market Value
   $1,138,404) (A)                     $1,113           1,113
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $1,113)                1,113
                                                   ----------
TOTAL INVESTMENTS-- 97.4% (COST $36,430)               34,733
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 2.6%
TOTAL OTHER ASSETS AND LIABILITIES, NET                   913
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 9,371,991 outstanding shares
   of common stock                                    109,304
Accumulated net investment loss                           (16)
Accumulated net realized loss on investments          (71,945)
Unrealized depreciation on investments                 (1,697)
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $   35,646
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                          $3.80
                                                        =====

* Non-income producing security.
(A)-- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Plc -- Public Limited Company

                               [LOGO OMITTED] 85

            PBHG FUNDS

SECTOR/INDUSTRY DIVERSIFICATION
-------------------------------
As of March 31, 2002 (Unaudited)

 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND PBGTX

                                            Market        % of
                                          Value (000)  Net Assets
--------------------------------------------------------------------------------
COMMON STOCK
CONSUMER CYCLICAL
Audio/Video Products                        $  312         0.9%
Cable TV                                       404         1.1
Multimedia                                     319         0.9
Publishing-Newspapers                           65         0.2
                                            ------       ------
TOTAL CONSUMER CYCLICAL                      1,100         3.1
                                            ------       ------
CONSUMER NON-CYCLICAL
Brewery                                         29         0.1
Food-Retail                                     74         0.2
Import/Export                                  165         0.5
                                            ------       ------
TOTAL CONSUMER NON-CYCLICAL                    268         0.8
                                            ------       ------
FINANCIAL
Finance-Other Services                         170         0.5
Investment Management/Advisory Services         75         0.2
Money Center-Banks                              52         0.1
                                            ------       ------
TOTAL FINANCIAL                                297         0.8
                                            ------       ------
INDUSTRIAL
Diversified Manufacturing Operations           135         0.4
Electronic Components-Miscellaneous            597         1.7
Instruments-Scientific                         107         0.3
Lasers-Systems/Components                      368         1.0
Machinery-Material Handling                     48         0.1
Wire & Cable Products                          146         0.4
                                            ------       ------
TOTAL INDUSTRIAL                             1,401         3.9
                                            ------       ------

                                            Market         % of
                                          Value (000)   Net Assets
--------------------------------------------------------------------------------
SERVICES
E-Commerce/Services                        $   334         0.9%
Telephone-Integrated                           605         1.7
                                           -------       ------
TOTAL SERVICES                                 939         2.6
                                           -------       ------
TECHNOLOGY
Applications Software                        1,625         4.6
B2B/E-Commerce                                 296         0.8
Cellular Telecommunications                  1,243         3.5
Computers                                      110         0.3
Computers-Integrated Systems                 1,291         3.6
Computers-Memory Devices                       608         1.7
Data Processing/Management                      87         0.2
Decision Support Software                      908         2.5
Educational Software                           177         0.5
Electronic Components-Semiconductors         5,175        14.5
Enterprise Software/Services                 1,303         3.7
Internet Infrastructure Equipment              380         1.1
Internet Security                              303         0.9
Networking Products                          2,708         7.6
Semiconductor Components-Integrated
  Circuits                                   6,792        19.1
Semiconductor Equipment                      3,465         9.7
Telecommunication Equipment-Fiber Optics       220         0.6
Telecommunication Services                      71         0.2
Telecommunication Equipment                  1,922         5.4
Web Portals/ISP                                349         1.0
Wireless Equipment                             582         1.6
                                           -------       ------
TOTAL TECHNOLOGY                            29,615        83.1
                                           -------       ------
TOTAL COMMON  STOCK                         33,620        94.3
TOTAL REPURCHASE AGREEMENT                   1,113         3.1
TOTAL OTHER ASSETS & LIABILITIES, NET          913         2.6
                                           -------       ------
TOTAL NET ASSETS                           $35,646       100.0%
                                           =======       ======

The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 86

                                           PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                                            PBHG REIT FUND PBRTX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
CONSUMER CYCLICAL -- 6.5%
HOTELS & MOTELS -- 3.2%
Starwood Hotels & Resorts Worldwide    81,700      $    3,073
                                                   ----------
                                                        3,073
--------------------------------------------------------------------------------
REAL ESTATE OPERATION/DEVELOPMENT -- 3.3%
Catellus Development*                 136,800           2,691
TrizecHahn                             35,000             554
                                                   ----------
                                                        3,245
                                                   ----------
TOTAL CONSUMER CYCLICAL ($5,328)                        6,318
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 89.3%
REITS -- 89.3%
APARTMENTS -- 16.8%
Apartment Investment & Management,
  Cl A                                133,000           6,433
Avalonbay Communities                  82,400           4,104
Equity Residential Properties Trust    25,000             718
Summit Properties                     102,000           2,499
United Dominion Realty Trust          155,500           2,463
                                                   ----------
                                                       16,217
--------------------------------------------------------------------------------
DIVERSIFIED -- 6.1%
Bedford Property Investors             47,800           1,224
Keystone Property Trust                26,200             369
Vornado Realty Trust                   97,000           4,284
                                                   ----------
                                                        5,877
--------------------------------------------------------------------------------
HOTELS -- 8.1%
Host Marriott                         172,000           2,055
LaSalle Hotel Properties              117,200           1,899
Meristar Hospitality                  210,500           3,842
                                                   ----------
                                                        7,796
--------------------------------------------------------------------------------
MANUFACTURED HOMES -- 2.4%
Sun Communities                        57,400           2,256
                                                   ----------
                                                        2,256
--------------------------------------------------------------------------------
OFFICE PROPERTY -- 26.1%
Boston Properties                      87,900           3,468
Brandywine Realty Trust               125,900           3,009
CarrAmerica Realty                    134,500           4,225
Equity Office Properties Trust        322,910           9,684
Kilroy Realty                          70,100           1,977
Koger Equity                           62,800           1,122
Mack-Cali Realty                       32,200           1,117
SL Green Realty                        17,600             591
                                                   ----------
                                                       25,193
--------------------------------------------------------------------------------
OUTLET CENTERS -- 1.4%
Chelsea Property Group                 24,393           1,318
                                                   ----------
                                                        1,318
--------------------------------------------------------------------------------
REGIONAL MALLS -- 10.1%
CBL & Associates Properties            34,900           1,234
Rouse                                 142,400           4,412
Simon Property Group                  122,400           3,994
Taubman Centers                         9,000             135
                                                   ----------
                                                        9,775
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
SHOPPING CENTERS -- 8.1%
Center Trust                           30,900      $      163
Developers Diversified Realty         128,900           2,707
Pan Pacific Retail Properties         113,000           3,454
Philips International Realty           80,600             198
Weingarten Realty Investors            24,800           1,275
                                                   ----------
                                                        7,797
--------------------------------------------------------------------------------
STORAGE -- 2.3%
Shurgard Storage Centers, Cl A         66,300           2,247
                                                   ----------
                                                        2,247
--------------------------------------------------------------------------------
WAREHOUSE/INDUSTRIAL -- 7.9%
First Industrial Realty Trust          33,300           1,141
Prologis Trust                        213,370           4,982
PS Business Parks                      43,116           1,498
                                                   ----------
                                                        7,621
                                                   ----------
TOTAL FINANCIAL (COST $76,899)                         86,097
                                                   ----------
TOTAL COMMON STOCK (COST $82,227)                      92,415
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%
Barclays
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $3,356,681
   (collateralized by U.S. Government
   Obligations: total market
   value $3,423,847)(A)                $3,356           3,356
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $3,356)                3,356
                                                   ----------
TOTAL INVESTMENTS-- 99.3% (COST $85,583)               95,771
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.7%
Receivable for Investment Securities Sold               2,582
Payable for Investment Securities Purchased            (2,972)
Other Assets and Liabilities, Net                       1,036
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   646
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 8,005,399 outstanding shares
   of common stock                                     68,476
Fund Shares of Advisor Class ($0.001 par value)
   based on 2,067,882 outstanding shares
   of common stock                                     15,536
Undistributed net investment income                       204
Accumulated net realized gain on investments            2,013
Unrealized appreciation on investments                 10,188
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $   96,417
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                          $9.58
                                                        =====

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- ADVISOR CLASS                       $9.55
                                                        =====

* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

                               [LOGO OMITTED] 87

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG STRATEGIC SMALL COMPANY PSSCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.8%
BASIC MATERIALS -- 4.3%
ADVANCED MATERIALS/PRODUCTS -- 0.4%
Coorstek*                               9,600      $      369
                                                   ----------
                                                          369
--------------------------------------------------------------------------------
AGRICULTURAL CHEMICALS -- 1.1%
IMC Global                             64,900             957
                                                   ----------
                                                          957
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 0.1%
Solutia                                 6,700              58
                                                   ----------
                                                           58
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.1%
Cytec Industries*                       4,400             134
                                                   ----------
                                                          134
--------------------------------------------------------------------------------
METAL-ALUMINUM -- 0.1%
Commonwealth Industries                 9,800              72
                                                   ----------
                                                           72
--------------------------------------------------------------------------------
METAL-DIVERSIFIED -- 0.3%
Freeport-McMoran Copper & Gold, Cl B*  16,000             282
                                                   ----------
                                                          282
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.0%
Glatfelter                             15,900             285
Louisiana-Pacific                      50,800             546
                                                   ----------
                                                          831
--------------------------------------------------------------------------------
PRECIOUS METALS -- 1.1%
Stillwater Mining*                     48,700             918
                                                   ----------
                                                          918
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.1%
Carpenter Technology                    2,900              84
                                                   ----------
                                                           84
                                                   ----------
TOTAL BASIC MATERIALS (COST $3,269)                     3,705
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 20.2%
ATHLETIC EQUIPMENT -- 1.2%
Direct Focus*                          26,625           1,013
                                                   ----------
                                                        1,013
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 1.8%
Harman International                   14,000             691
Polycom*                               34,800             856
                                                   ----------
                                                        1,547
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL-- 0.6%
Autoliv                                13,500             327
Tower Automotive*                      15,600             218
                                                   ----------
                                                          545
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
BUILDING-MOBIL HOME/MANUFACTURED HOUSING-- 0.2%
Coachmen Industries                    11,400      $      186
                                                   ----------
                                                          186
--------------------------------------------------------------------------------
CABLE TV -- 1.7%
Insight Communications*                19,500             409
Lodgenet Entertainment*                18,600             318
Mediacom Communications*               48,700             682
                                                   ----------
                                                        1,409
--------------------------------------------------------------------------------
CASINO HOTELS -- 0.9%
Station Casinos*                       47,900             797
                                                   ----------
                                                          797
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.5%
Bell Microproducts*                    43,300             450
                                                   ----------
                                                          450
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.3%
Zomax*                                 37,500             274
                                                   ----------
                                                          274
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 0.3%
Scholastic*                             4,500             244
                                                   ----------
                                                          244
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.5%
Journal Register*                       6,500             138
Pulitzer                                4,600             246
                                                   ----------
                                                          384
--------------------------------------------------------------------------------
RACETRACKS -- 0.1%
Dover Motorsports*                      6,600             107
                                                   ----------
                                                          107
--------------------------------------------------------------------------------
RADIO -- 0.4%
Cumulus Media*                         11,200             200
Spanish Broadcasting System*           10,300             140
                                                   ----------
                                                          340
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.3%
Christopher & Banks*                   21,413             703
Kenneth Cole Productions, Cl A*        20,000             401
Men's Wearhouse*                       15,800             369
Stage Stores*                           6,600             176
Urban Outfitters*                      12,400             290
                                                   ----------
                                                        1,939
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 0.8%
Linens 'N Things*                      23,200             708
                                                   ----------
                                                          708
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.0%
Electronics Boutique*                   8,300             287
Insight Enterprises*                   15,900             360
PC Connection*                         20,300             214
                                                   ----------
                                                          861
--------------------------------------------------------------------------------


                               [LOGO OMITTED] 88

                                           PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                              PBHG STRATEGIC SMALL COMPANY PSSCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.3%
Tweeter Home Entertainment Group*       7,400      $      145
Ultimate Electronics*                   5,000             140
                                                   ----------
                                                          285
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 0.7%
7-Eleven*                              15,300             171
Casey's General Stores                 32,700             441
                                                   ----------
                                                          612
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 4.6%
Buca*                                  29,400             534
CEC Entertainment*                     11,500             531
Krispy Kreme Doughnuts*                22,500             919
Landry's Restaurants                   12,400             285
Panera Bread, Cl A*                    11,500             733
Papa John's International*              7,500             209
PF Chang's China Bistro*               11,600             773
                                                   ----------
                                                        3,984
--------------------------------------------------------------------------------
TELEVISION -- 1.0%
Paxson Communications*                 27,200             298
Young Broadcasting, Cl A*              20,800             520
                                                   ----------
                                                          818
--------------------------------------------------------------------------------
THEATERS -- 0.5%
AMC Entertainment*                     31,800             434
                                                   ----------
                                                          434
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.5%
Hotel Reservations Network*             7,500             442
                                                   ----------
                                                          442
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $11,745)                 17,379
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.4%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.3%
Playtex Products*                      27,600             300
                                                   ----------
                                                          300
--------------------------------------------------------------------------------
FOOD-DAIRY PRODUCTS -- 0.3%
Horizon Organic Holding*               13,200             217
                                                   ----------
                                                          217
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.8%
Dole Food                               7,600             235
Hain Celestial Group*                  21,300             474
                                                   ----------
                                                          709
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.4%
Winn-Dixie Stores                      23,800             382
                                                   ----------
                                                          382
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.6%
Fleming                                21,100             473
                                                   ----------
                                                          473
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $1,864)               2,081
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
ENERGY -- 3.2%
OIL & GAS DRILLING -- 0.4%
Atwood Oceanic*                         7,700      $      354
                                                   ----------
                                                          354
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 0.4%
Spinnaker Exploration*                  7,300             304
                                                   ----------
                                                          304
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.4%
Hydril*                                 4,900             119
Universal Compression*                 40,000           1,056
                                                   ----------
                                                        1,175
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.2%
Tesoro Petroleum*                      14,900             209
                                                   ----------
                                                          209
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.8%
CAL Dive International*                13,900             346
Global Industries*                     16,900             158
Newpark Resources*                     25,900             201
                                                   ----------
                                                          705
                                                   ----------
TOTAL ENERGY (COST $2,447)                              2,747
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 6.8%
COMMERCIAL BANKS-WESTERN US -- 0.7%
City National                          11,474             604
                                                   ----------
                                                          604
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 0.3%
Medallion Financial                    35,500             276
                                                   ----------
                                                          276
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 1.0%
Affiliated Managers Group*              8,500             610
Federated Investors                     6,700             217
                                                   ----------
                                                          827
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.6%
Scottish Annuity & Life Holdings        8,000             152
Stancorp Financial Group                6,300             347
                                                   ----------
                                                          499
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.6%
HCC Insurance Holdings                 18,500             517
                                                   ----------
                                                          517
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.7%
First American                         29,800             634
                                                   ----------
                                                          634
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.4%
Trammell Crow*                         20,900             303
                                                   ----------
                                                          303
--------------------------------------------------------------------------------

                               [LOGO OMITTED] 89

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG STRATEGIC SMALL COMPANY PSSCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
REINSURANCE -- 0.6%
Odyssey Re Holdings                    34,600      $      553
                                                   ----------
                                                          553
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.4%
Mack-Cali Realty                       11,100             385
                                                   ----------
                                                          385
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.2%
CBL & Associates Properties             5,100             180
                                                   ----------
                                                          180
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.5%
Berkshire Hills Bancorp                10,300             228
Woronoco Bancorp                        9,500             178
                                                   ----------
                                                          406
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.8%
Ocwen Financial*                      104,600             690
                                                   ----------
                                                          690
                                                   ----------
TOTAL FINANCIAL (COST $4,947)                           5,874
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 17.0%
DIAGNOSTIC EQUIPMENT -- 0.4%
Cholestech*                            17,400             311
                                                   ----------
                                                          311
--------------------------------------------------------------------------------
DIALYSIS CENTERS -- 1.0%
DaVita*                                24,400             617
Renal Care Group*                       7,100             233
                                                   ----------
                                                          850
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.3%
ICU Medical*                            8,100             295
                                                   ----------
                                                          295
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 0.2%
Amarin ADR*                            12,400             176
                                                   ----------
                                                          176
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 1.0%
Hooper Holmes                          85,400             896
                                                   ----------
                                                          896
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.1%
Quadramed*                             13,900             124
                                                   ----------
                                                          124
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.9%
Edwards Lifesciences*                   9,400             263
Kensey Nash*                           10,300             170
Surmodics*                              7,000             305
                                                   ----------
                                                          738
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.6%
Covance*                               20,500      $      416
Dianon Systems*                         8,000             519
Impath*                                10,300             422
                                                   ----------
                                                        1,357
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.8%
American Medical Systems Holdings*      7,500             169
Haemonetics*                           45,600           1,447
Possis Medical*                        17,600             347
Zoll Medical*                          12,700             488
                                                   ----------
                                                        2,451
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.4%
Digene*                                12,900             461
Integra LifeSciences*                  13,900             391
Myriad Genetics*                       10,200             342
                                                   ----------
                                                        1,194
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.0%
Adolor*                                35,400             395
Cima Labs*                             29,100             775
Dr Reddy's Laboratories ADR            10,300             228
First Horizon Pharmaceutical*          15,400             344
                                                   ----------
                                                        1,742
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.3%
Alpharma, Cl A                          6,800              97
Taro Pharmaceuticals Industries*        6,500             184
                                                   ----------
                                                          281
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.4%
Coventry Health Care*                  13,600             354
Health Net*                            10,900             299
Humana*                                40,500             548
                                                   ----------
                                                        1,201
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.1%
Curative Health Services*               7,800              83
                                                   ----------
                                                           83
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.4%
Beverly Enterprises*                   48,200             347
                                                   ----------
                                                          347
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.3%
Odyssey HealthCare*                    10,700             286
                                                   ----------
                                                          286
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.0%
MIM*                                   13,800             228
Omnicare                               11,200             290
Syncor International*                  11,100             302
                                                   ----------
                                                          820
--------------------------------------------------------------------------------


                                [LOGO OMITTED] 90

                                       PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                              PBHG STRATEGIC SMALL COMPANY PSSCX


                                                     Market
Description                           Shares       Value (000)
--------------------------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 0.5%
American Healthways*                   14,650      $      398
                                                   ----------
                                                          398
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.8%
NPS Pharmaceuticals*                   10,300             336
Sangstat Medical*                      10,200             274
Titan Pharmaceuticals*                 10,200              72
                                                   ----------
                                                          682
--------------------------------------------------------------------------------
VETERINARY DIAGNOSTICS -- 0.1%
Neogen*                                 7,500             118
                                                   ----------
                                                          118
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 0.4%
Bruker AXS*                            83,400             346
                                                   ----------
                                                          346
                                                   ----------
TOTAL HEALTH CARE (COST $12,182)                       14,696
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.0%
AEROSPACE/DEFENSE -- 0.4%
Teledyne Technologies*                 20,200             335
                                                   ----------
                                                          335
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.4%
DRS Technologies*                       8,300             344
                                                   ----------
                                                          344
--------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT/AGGREGATE-- 0.0%
Texas Industries                          100               4
                                                   ----------
                                                            4
--------------------------------------------------------------------------------
BUILDING PRODUCTS-LIGHT FIXTURES -- 0.0%
Genlyte Group*                          1,100              41
                                                   ----------
                                                           41
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.5%
DDI*                                   48,900             417
                                                   ----------
                                                          417
--------------------------------------------------------------------------------
CONTAINERS-METAL/GLASS -- 0.3%
Crown Cork & Seal*                     26,200             235
                                                   ----------
                                                          235
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 0.3%
Littelfuse*                            12,000             297
                                                   ----------
                                                          297
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.1%
DSP Group*                             20,100             412
OSI Systems*                            9,800             247
Planar Systems*                        10,300             270
                                                   ----------
                                                          929
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.5%
Molecular Devices*                     22,800      $      414
                                                   ----------
                                                          414
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 0.5%
Avnet                                  16,122             436
                                                   ----------
                                                          436
--------------------------------------------------------------------------------
ENVIRONMENTAL CONSULTING & ENGINEERING-- 0.3%
TRC*                                   11,150             274
                                                   ----------
                                                          274
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.5%
Stericycle*                             7,300             457
                                                   ----------
                                                          457
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.7%
Fisher Scientific International*       20,300             571
                                                   ----------
                                                          571
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.3%
Coherent*                               7,800             264
                                                   ----------
                                                          264
--------------------------------------------------------------------------------
MACHINERY-PUMPS -- 0.4%
Flowserve*                              9,800             314
                                                   ----------
                                                          314
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.4%
Aptargroup                              9,700             340
                                                   ----------
                                                          340
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.4%
Waste Connections*                     10,200             342
                                                   ----------
                                                          342
--------------------------------------------------------------------------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.4%
Artesyn Technologies*                  19,400             181
Power-One*                             23,900             195
                                                   ----------
                                                          376
--------------------------------------------------------------------------------
REMEDIATION SERVICES -- 0.1%
Clean Harbors*                         10,000             116
                                                   ----------
                                                          116
--------------------------------------------------------------------------------
STEEL PIPE & TUBE -- 0.5%
Shaw Group*                            14,900             410
                                                   ----------
                                                          410
                                                   ----------
TOTAL INDUSTRIAL (COST $6,330)                          6,916
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 11.7%
ADVERTISING SERVICES -- 0.4%
Getty Images*                           7,400             221
R.H. Donnelley*                         4,100             125
                                                   ----------
                                                          346
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 91

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

PBHG STRATEGIC SMALL COMPANY PSSCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.3%
Alliance Data Systems*                 14,300      $      359
Gaiam*                                 16,500             304
Icon ADR*                               8,300             282
Plexus*                                 8,500             201
                                                   ----------
                                                        1,146
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.3%
Coinstar*                              11,100             374
PRG-Schultz International*             49,500             695
                                                   ----------
                                                        1,069
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.3%
Manhattan Associates*                  14,500             552
Pec Solutions*                         12,600             310
Tripos*                                11,100             291
                                                   ----------
                                                        1,153
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.5%
Advisory Board*                         7,500             244
DiamondCluster International*          22,300             288
Forrester Research*                    20,000             382
FTI Consulting*                         9,250             287
PDI*                                   29,300             497
Watson Wyatt*                          17,300             473
                                                   ----------
                                                        2,171
--------------------------------------------------------------------------------
DIRECT MARKETING -- 1.7%
Advo*                                  24,600           1,039
Catalina Marketing*                     3,600             132
Valuevision International, Cl A*       15,000             311
                                                   ----------
                                                        1,482
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.6%
Albany Molecular Research*             12,400             297
Kendle International*                  14,400             268
Parexel International*                 20,700             332
Pharmaceutical Product Development*    12,800             446
                                                   ----------
                                                        1,343
--------------------------------------------------------------------------------
SCHOOLS -- 1.6%
Career Education*                      15,000             594
Edison Schools*                        22,700             316
Learning Tree International*            5,300             128
University of Phoenix Online*           8,750             366
                                                   ----------
                                                        1,404
                                                   ----------
TOTAL SERVICES (COST $8,705)                           10,114
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 20.0%
APPLICATIONS SOFTWARE -- 1.5%
Caminus*                               16,200             365
Peregrine Systems*                     89,007             847
Roxio*                                  4,600             104
                                                   ----------
                                                        1,316
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.3%
Freemarkets*                           11,400             262
                                                   ----------
                                                          262
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.4%
Aspen Technology*                      14,800      $      339
                                                   ----------
                                                          339
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 0.7%
Pixar*                                 17,300             637
                                                   ----------
                                                          637
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.5%
McData*                                18,100             219
Radiant Systems*                       21,000             190
                                                   ----------
                                                          409
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.5%
Maxtor*                                28,600             199
Sandisk*                                7,000             152
Silicon Storage Technology*            70,600             745
Western Digital*                       29,100             181
                                                   ----------
                                                        1,277
--------------------------------------------------------------------------------
COMPUTERS-OTHER -- 0.1%
Concurrent Computer*                   15,600             130
                                                   ----------
                                                          130
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.4%
Choicepoint*                            6,100             351
eFunds*                                20,900             335
Fair Isaac                              4,600             292
Intercept*                              6,500             236
                                                   ----------
                                                        1,214
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.2%
Wind River Systems*                    12,700             173
                                                   ----------
                                                          173
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.3%
Digital River*                         14,900             221
                                                   ----------
                                                          221
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.4%
Websense*                              13,900             350
                                                   ----------
                                                         350
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.1%
Alpha Industries*                      15,200             232
AXT*                                   12,900             138
Microsemi*                              5,800              95
MIPS Technologies, Cl A*               32,300             238
Silicon Laboratories*                   8,000             282
                                                   ----------
                                                          985
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.2%
Synplicity*                            20,000             156
                                                   ----------
                                                          156
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.6%
JDA Software Group*                    24,500             781
Micromuse*                             21,600             189
Retek*                                 16,600             436
                                                   ----------
                                                        1,406
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 92

                                          PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                              PBHG STRATEGIC SMALL COMPANY PSSCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.8%
Kana Software*                          9,500      $      171
Netegrity*                             13,800             204
Vignette*                              93,400             321
                                                   ----------
                                                          696
--------------------------------------------------------------------------------
INTERNET CONTENT-ENTERTAINMENT -- 0.3%
Alloy*                                 14,400             216
                                                   ----------
                                                          216
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.3%
Avocent*                               41,152           1,102
                                                   ----------
                                                        1,102
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.3%
Internet Security Systems*              5,200             119
Mcafee.com*                             8,900             146
                                                   ----------
                                                          265
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.6%
Adaptec*                               42,600             570
Computer Network Technology*           13,000             172
Crossroads Systems*                    23,600              84
Emulex*                                 7,600             250
Extreme Networks*                      28,400             295
                                                   ----------
                                                        1,371
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.3%
Anadigics*                             16,000             197
Elantec Semiconductor*                 13,900             595
Exar*                                  16,200             333
GlobespanVirata*                       49,200             734
Power Integrations*                     8,100             154
                                                   ----------
                                                        2,013
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.9%
LTX*                                   15,300             416
MKS Instruments*                       10,600             363
                                                   ----------
                                                          779
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.9%
Intrado*                               10,500             229
Metro One Telecommunications*           9,250             234
TTI Team Telecom International*        10,900             313
                                                   ----------
                                                          776
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.7%
Advanced Fibre Communication*          12,500             240
Anaren Microwave*                      13,200             192
Sunrise Telecom*                       46,600             144
                                                   ----------
                                                          576
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS-- 0.2%
Finisar*                               22,200             171
                                                   ----------
                                                          171
--------------------------------------------------------------------------------

                                     Shares/Face       Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 0.5%
Overture Services*                     15,000      $      419
                                                   ----------
                                                          419
                                                   ----------
TOTAL TECHNOLOGY (COST $16,696)                        17,259
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.2%
TRANSPORTATION-AIR FREIGHT -- 0.2%
Atlas Air Worldwide*                    9,300             122
                                                   ----------
                                                          122
                                                   ----------
TOTAL TRANSPORTATION (COST $115)                          122
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 1.0%
ELECTRIC-INTEGRATED -- 0.6%
Idacorp                                 4,100             166
Madison Gas & Electric                  3,700             105
Sierra Pacific Resources               14,300             216
                                                   ----------
                                                          487
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.4%
UGI                                    10,900             342
                                                   ----------
                                                          342
                                                   ----------
TOTAL UTILITIES (COST $695)                               829
                                                   ----------
TOTAL COMMON STOCK (COST $68,995)                      81,722
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.0%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $5,217,399
   (collateralized by U.S. Government
   Obligations: total market
   value $5,325,151)(A)                $5,216           5,216
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $5,216)                5,216
                                                   ----------
TOTAL INVESTMENTS-- 100.8% (COST $74,211)              86,938
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.8)%
Payable for Investment Securities Purchased            (1,515)
Other Assets and Liabilities, Net                         820
                                                   ----------
TOTAL  OTHER ASSETS AND LIABILITIES, NET                 (695)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 6,450,708 outstanding shares
   of common stock                                     86,814
Accumulated net realized loss on investments          (13,298)
Unrealized appreciation on investments                 12,727
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $   86,243
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $13.37
                                                       ======


* Non-income producing security.
(A)-- Tri-party repurchase agreement
ADR-- American Depositary Receipt
Cl-- Class
REIT-- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.


                                [LOGO OMITTED] 93

            PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG TECHNOLOGY & COMMUNICATIONS FUND PBTCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.1%
CONSUMER CYCLICAL -- 5.3%
AUDIO/VIDEO PRODUCTS -- 0.2%
Polycom*                               61,400      $    1,511
                                                   ----------
                                                        1,511
--------------------------------------------------------------------------------
CABLE TV -- 1.2%
Adelphia Communications, Cl A*        461,700           6,879
                                                   ----------
                                                        6,879
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.2%
Activision*                           109,200           3,257
THQ*                                   75,900           3,727
                                                   ----------
                                                        6,984
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.7%
AOL Time Warner*                      369,700           8,743
Gemstar-TV Guide International*       484,100           7,160
                                                   ----------
                                                       15,903
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $43,591)                 31,277
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 2.3%
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.6%
Flextronics International*            259,400           4,734
Jabil Circuit*                        211,500           4,977
                                                   ----------
                                                        9,711
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.7%
FEI*                                  108,200           3,846
                                                   ----------
                                                        3,846
                                                   ----------
TOTAL INDUSTRIAL (COST $16,028)                        13,557
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 4.3%
COMMERCIAL SERVICES-FINANCE -- 1.0%
Concord EFS*                          178,200           5,925
                                                   ----------
                                                        5,925
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 3.3%
eBay*                                 339,200          19,212
                                                   ----------
                                                       19,212
                                                   ----------
TOTAL SERVICES (COST $20,407)                          25,137
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 82.2%
APPLICATIONS SOFTWARE -- 7.8%
Mercury Interactive*                  205,600           7,741
Microsoft*                            202,600          12,219
Quest Software*                       202,200           3,055
Rational Software*                    212,200           3,359
Siebel Systems*                       604,300          19,706
                                                   ----------
                                                       46,080

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 1.1%
Ariba*                                469,000      $    2,125
I2 Technologies*                      861,320           4,358
                                                   ----------
                                                        6,483
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.8%
AT&T Wireless Services*               495,892           4,438
                                                   ----------
                                                        4,438
--------------------------------------------------------------------------------
COMPUTERS -- 1.0%
Sun Microsystems*                     662,300           5,841
                                                   ----------
                                                        5,841
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.9%
Brocade Communications Systems*       639,600          17,269
                                                   ----------
                                                       17,269
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.6%
EMC*                                  258,100           3,077
Veritas Software*                     211,100           9,252
Western Digital*                      485,800           3,027
                                                   ----------
                                                       15,356
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.6%
Automatic Data Processing             109,000           6,351
Documentum*                           116,800           2,973
First Data                             72,000           6,282
                                                   ----------
                                                       15,606
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 21.9%
Agere Systems*                        702,600           2,733
Altera*                               223,600           4,890
Applied Micro Circuits*               168,100           1,345
Broadcom, Cl A*                       720,900          25,880
ChipPAC*                              440,200           4,323
Conexant Systems*                     787,100           9,484
Intel                                 189,900           5,775
Intersil*                             392,800          11,136
LSI Logic*                            788,600          13,406
Micron Technology*                     82,000           2,698
Microtune*                            160,600           2,308
National Semiconductor*                47,900           1,614
Pixelworks*                           114,600           1,476
PMC-Sierra*                           346,600           5,643
Texas Instruments                     547,800          18,132
Xilinx*                               471,000          18,774
                                                   ----------
                                                      129,617
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 4.5%
Advent Software*                       28,600           1,692
BEA Systems*                          215,100           2,949
Oracle*                               885,700          11,337
Peoplesoft*                           251,100           9,172
Retek*                                 55,000           1,444
                                                   ----------
                                                       26,594
--------------------------------------------------------------------------------

                                [LOGO OMITTED] 94

                                          PBHG FUNDS

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 2002

                                     PBHG TECHNOLOGY & COMMUNICATIONS FUND PBTCX


                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.2%
Internet Security Systems*            198,000      $    4,525
VeriSign*                              91,232           2,463
                                                   ----------
                                                        6,988
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 8.4%
Cisco Systems*                      1,724,000          29,187
Emulex*                               361,400          11,901
Extreme Networks*                     231,500           2,408
Juniper Networks*                     503,000           6,348
                                                   ----------
                                                       49,844
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 9.2%
Genesis Microchip*                     85,000           2,210
GlobespanVirata*                      559,500           8,348
Linear Technology                     153,100           6,770
Marvell Technology Group*             372,600          16,320
Maxim Integrated Products*            149,500           8,329
Taiwan Semiconductor Manufacturing
   Limited ADR*                       399,200           8,283
Vitesse Semiconductor*                439,600           4,308
                                                   ----------
                                                       54,568
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 10.4%
Applied Materials*                    410,400          22,272
KLA-Tencor*                           146,700           9,756
Kulicke & Soffa Industries*           288,600           6,006
Lam Research*                         171,500           5,028
Novellus Systems*                     110,000           5,955
Teradyne*                             316,100          12,464
                                                   ----------
                                                       61,481
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 5.7%
Nokia Oyj ADR                         470,100           9,750
Qualcomm*                             530,700          19,975
Terayon*                              489,700           4,153
                                                   ----------
                                                       33,878
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS-- 1.5%
Finisar*                              745,200           5,738
Harmonic*                             266,600           3,093
                                                   ----------
                                                        8,831
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.6%
RF Micro Devices*                     191,100           3,421
                                                   ----------
                                                        3,421
                                                   ----------
TOTAL TECHNOLOGY (COST $544,753)                      486,295
                                                   ----------
TOTAL COMMON STOCK (COST $624,779)                    556,266
                                                   ----------
--------------------------------------------------------------------------------

                                     Face              Market
Description                      Amount (000)        Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.7%
JP Morgan Chase
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $15,871,303
   (collateralized by U.S. Government
   Obligations: total market
   value $16,193,930)(A)            $  15,868      $   15,868
UBS Warburg LLC
   1.85%, dated 03/28/02, matures
   04/01/02, repurchase price $11,885,945
   (collateralized by U.S. Government
   Obligations: total market
   value $12,121,867)(A)               11,884          11,884
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $27,752)             27,752
                                                   ----------
TOTAL INVESTMENTS-- 98.8% (COST $652,531)             584,018
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.2%
Receivable for Investment Securities Sold              19,357
Payable for Investment Securities Purchased           (11,805)
Other Assets and Liabilities, Net                        (191)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 7,361
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 39,279,165 outstanding shares
   of common stock                                  2,830,704
Fund Shares of Advisor Class ($0.001 par value)
   based on 697,281 outstanding shares
   of common stock                                     10,598
Accumulated net realized loss on investments       (2,181,410)
Unrealized depreciation on investments                (68,513)
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  591,379
                                                   ==========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                         $14.79
                                                       ======

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- ADVISOR CLASS                      $14.75
                                                       ======

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
LLC -- Limited Liability Company


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 95

            PBHG FUNDS

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 2002

 PBHG IRA CAPITAL PRESERVATION FUND PBCPX


                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-AGENCY -- 10.3%
Federal Home Loan Mortgage Corporation
   8.750%, 12/01/08                    $   30      $       32
   7.500%, 07/01/27                        24              25
Federal Home Loan Mortgage Corporation
   2360 IP CMO
   5.750%, 07/15/26                     5,000           4,562
Federal Home Loan Mortgage Association
   15 year Fixed TBA
   6.000%, 04/16/17                    10,000           9,959
Federal National Mortgage
   Association Pool # 495062
   7.000%, 05/01/29                       131             134
Federal National Mortgage
   Association Pool # 524217
   8.500%, 07/01/26                       207             224
Federal National Mortgage
   Association Pool #253000
   8.000%, 10/01/29                     1,131           1,196
Federal National Mortgage
   Association Pool #253002
   9.000%, 07/01/26                       198             217
Federal National Mortgage
   Association Pool #253136
   9.000%, 04/01/25                       202             221
Federal National Mortgage
   Association Pool #253137
   9.500%, 09/01/24                        74              81
Federal National Mortgage
   Association Pool #253138
   10.000%, 02/01/19                       49              54
Federal National Mortgage
   Association Pool #372602
   8.500%, 06/01/25                        90              98
Federal National Mortgage
   Association Pool #529306
   8.500%, 08/01/26                        83              89
Federal National Mortgage
   Association Pool #539604
   9.000%, 07/01/27                       541             592
Federal National Mortgage
   Association Ser 1997-88, Cl B
   9.000%, 11/18/24                       260             269
Federal National Mortgage Association
   15 year Fixed TBA
   6.000%, 04/16/17                     5,000           4,980
Federal National Mortgage Association
   30 year Fixed TBA
   7.500%, 05/13/32                    15,000          15,478
   7.000%, 05/13/32                    15,000          15,211
                                                   ----------
TOTAL RESIDENTIAL MORTGAGES-AGENCY (COST $53,673)      53,422
                                                   ----------
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES -- 15.0%
Allied Capital Commercial
   Mortgage Trust, Ser 1998-1, Cl A
   6.310%, 09/25/03                         1               2
America West Airlines, Ser 1999-1
   7.930%, 01/02/19                     2,611           2,648
America West Airlines,
   Private Placement 144a
   7.100%, 04/02/21                     8,730           8,711
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES-- CONTINUED
Asset Securitization Corporation,
   Ser 1997-D4, Cl PS1 IO
   1.300%, 04/14/29                  $ 55,352**    $    2,827
Banc of America Commercial
Mortgage, Ser 2000-1, Cl A1A
   7.109%, 11/15/31                     6,128           6,424
Banc of America Commercial
   Mortgage, Ser 2001-1, Cl  X IO
   1.342%, 04/15/36                    14,936**           952
Bank of America-First Union
   National Bank Commercial
   Mortgage, Ser 2001-3, Cl XC IO
   1.031%, 04/11/37                    13,109**           658
Citicorp Mortgage Securities,
   Ser 2002-1, Cl A1
   6.250%, 01/25/32                     4,000           3,756
Crusade Global Trust,
   Ser 2002-1, Cl A
   2.170%, 02/20/33                     5,000           5,000
Deutsche Mortgage & Asset
   Receiving, Ser 1998-C1 A1
   6.220%, 06/15/31                     8,561           8,785
DLJ Commercial Mortgage,
   Ser 1999-CG1, Cl A1A
   6.080%, 03/10/32                     4,116           4,189
Donaldson, Lufkin & Jenrette,
   Ser 1998-CF2, Cl A1A
   5.880%, 11/12/31                     2,580           2,609
First Union-Lehman Brothers-
   Bank of America 1998-C2 IO
   0.847%, 11/18/35                    78,331**         2,466
GMAC Commercial Mortgage
   Securities, Ser 2002-C1, Cl X1 IO
   0.634%, 11/15/39                    78,742**         2,661
Keycorp, Series 2000-C1, Cl A1
   7.617%, 06/15/09                     2,822           3,003
LB-UBS Commercial Mortgage Trust,
   Ser 2002-C1, Cl XCL IO
   0.362%, 03/15/34                   133,164**         2,973
Lehman Large Loan,
   Ser 1997-LL1, Cl A1
   6.790%, 06/12/04                     1,438           1,492
Merrill Lynch Mortgage Investors,
   Ser 1997-C1, Cl A3
   7.120%, 06/18/29                       750             785
Midland Realty Acceptance
   Corporate CMO,
   Ser 1996-C1, Cl  A2
   7.475%, 08/25/28                       389             401
Midland Realty Acceptance
   Corporate CMO,
   Ser 1996-C2, Cl A2
   7.233%, 01/25/29                     1,450           1,521
Morgan Stanley Capital,
   Ser 1997-ALIC, Cl A1B
   6.440%, 11/15/02                     3,108           3,111
Morgan Stanley Capital,
   Ser 1999-LIFE, Cl A1
   6.970%, 10/15/08                     2,198           2,295
Mortgage Capital Funding,
   Ser 1996-MC2, Cl A2
   6.909%, 02/20/06                     4,000           4,149
--------------------------------------------------------------------------------


                                [LOGO OMITTED] 96

                                          PBHG FUNDS

                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 2002

                                        PBHG IRA CAPITAL PRESERVATION FUND PBCPX


                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
Mortgage Capital Funding,
   Ser 1997-MC1, Cl A2
   7.223%, 02/20/27                   $ 6,171      $    6,465
                                                   ----------
TOTAL COMMERCIAL MORTGAGES (COST $78,425)              77,883
                                                   ----------
--------------------------------------------------------------------------------
RESIDENTIAL MORTGAGES-- 0.8%
Bank of America 2001-8
   6.500%, 07/25/31                       798             808
Residential Asset Securitization
   Trust, Ser 1998-A12, Cl A15
   6.250%, 11/25/28                     1,000             983
Residential Funding Mortgage,
   Sec 1, Ser 1999-S25, Cl A1
   6.750%, 12/25/14                     1,365           1,391
Wells Fargo Mortgage-
   Backed Trust
   6.500%, 08/25/16                       718             724
                                                   ----------
TOTAL RESIDENTIAL MORTGAGES (COST $3,883)               3,906
                                                   ----------
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 49.7%
AUTO & TRANSPORTATION -- 13.9%
Americredit Automobile
   Receivables, Ser 199-C, Cl A3
   6.840%, 10/05/03                       795             796
ARG Funding,
   Private Placement 144a
   Ser 1999-1A, Cl A1
   2.363%, 05/20/03                        67              67
BMW Vehicle Lease Trust,
   Ser 2000-A, Cl A2
   6.650%, 02/25/03                       750             753
Continental Airlines,
   Ser 2002-1, Cl G1
   2.488%, 08/15/11                     5,000           5,000
Continental Airlines,
   Ser 2002-1, Cl G2
   6.563%, 02/15/12                    14,000          14,061
FELCO Funding II LLC,
   Private Placement 144a
   Ser 2000-1, Cl A4
   7.720%, 12/15/05                       500             525
Northwest Airlines,
   Ser 2000-1, Cl G
   8.072%, 04/01/21                    14,743          15,458
Premier Auto Trust,
   Ser 1999-1, Cl A4
   5.820%, 10/08/03                     2,691           2,729
Provident Auto Lease ABS Trust,
   Private Placement 144a
   Ser 1999-1, Cl  A3
   7.260%, 01/14/12                    10,000          10,399
US Airways
   7.076%, 03/20/21                     8,071           8,079
US Airways 2000-2G
   8.020%, 02/05/19                     9,410           9,656
US Airways Structured
   Pass Through
   8.110%, 02/20/17                       989           1,028
US Airways, Ser 2000-3G
   7.890%, 09/01/20                     3,533           3,614
                                                   ----------
                                                       72,165
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
BOATS-- 0.2%
CIT Marine Trust,
   Ser 1999-A, Cl A2
   5.800%, 04/15/10                $      995      $    1,017
                                                   ----------
                                                        1,017
--------------------------------------------------------------------------------
CORPORATES/YANKEES-- 2.5%
Brazos Student Loan Finance,
   Ser 1998-A, Cl A1
   2.710%, 06/01/06                       309             304
Chilquinta Energy
   Private Placement 144a
   6.470%, 04/01/08                     1,300           1,326
Pemex  Finance,
   Ser 1A1, Cl A2
   6.300%, 05/15/10                     2,750           2,759
Pemex Finance,
   Ser 1A1, Cl A1
   5.720%, 11/15/03                     4,400           4,479
Pemex Finance,
   Ser 2A1, Cl A1
   6.125%, 11/15/03                     4,233           4,289
                                                   ----------
                                                       13,157
--------------------------------------------------------------------------------
CREDIT CARD-- 3.9%
Providian Master Trust,
   Ser 2000-1, Cl A
   7.490%, 08/17/09                    19,000          20,039
                                                   ----------
                                                       20,039
--------------------------------------------------------------------------------
HOME EQUITY LOANS -- 23.9%
Advanta Home Equity Loan
   Trust, Ser 1993-1, Cl A2
   5.950%, 05/25/09                        57              57
Advanta Mortgage Loan
   Trust, Ser 1997-4, Cl A4
   6.660%, 03/25/22                        12              12
Advanta Mortgage Loan
   Trust, Ser 1998-1, Cl A4
   6.420%, 09/25/21                       289             291
Advanta Mortgage Loan
   Trust, Ser 1999-2, Cl A6
   6.820%, 05/25/29                       375             389
Advanta Mortgage Loan
   Trust, Ser 2000-2, Cl A3
   7.760%, 05/25/18                       500             521
Ameriquest Mortgage Securities,
   Ser 2002-1, Cl AF5
   6.670%, 05/25/32                    10,000           9,814
Chase Funding Loan Aquisition
   Trust, Ser 2002-C1, Cl IA3
   5.353%, 09/25/26                    10,000          10,000
CIT Group Home Equity Loan
   Trust, Ser 2002-1, Cl AF5
   6.710%, 05/25/31                     6,000           5,999
Conseco Finance,
   Ser 1999-H, Cl AF5
   7.600%, 12/15/29                       320             339
--------------------------------------------------------------------------------


                                [LOGO OMITTED] 97

       PBHG FUNDS

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 2002

 PBHG IRA CAPITAL PRESERVATION FUND PBCPX


                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
OME EQUITY LOANS-- CONTINUED
Conseco Finance,
   Ser 2002-A, Cl A1B
   3.340%, 10/15/18                  $  6,817      $    6,822
Conseco Finance,
   Ser 2002-A, Cl A2
   4.690%, 08/15/21                     5,000           5,019
Contimortgage Home Equity Loan
   Trust, Ser 1997-5, Cl A4
   6.580%, 06/15/19                       591             597
Countrywide Asset Backed
   Certificates, Ser 1999-2, Cl AF4
   6.780%, 11/25/27                       415             428
Delta Funding Home Equity Loan
   Trust, Ser 1999-2, Cl  A2F
   6.500%, 03/15/23                       480             481
Equicredit Funding Trust,
   Ser 1997-A, Cl A4
   7.340%, 03/15/24                       850             883
Federal National Mortgage
   Association, Ser 2002-W2, Cl AF5
   6.000%, 06/25/32                    10,000           9,657
Federal Home Loan Mortgage Corporation
   Structured Pass Through T-10 A2
   6.350%, 09/25/13                       198             200
Federal Home Loan Mortgage Corporation
   Structured Pass Through T-14 A3
   5.900%, 03/25/24                       145             146
Federal Home Loan Mortgage Corporation
   Structured Pass Through T-9 A3
   6.660%, 07/25/15                        77              78
Independent National
   Mortgage Home Equity,
   Ser 1997-A AF3
   6.700%, 12/25/25                        64              65
Long Beach Mortgage Loan
   Trust, Ser 2002-1, Cl 2A4
   6.460%, 06/25/32                    10,000           9,997
Mellon Residential Funding,
   Ser 2001-HEIL, Cl A2
   5.565%, 06/25/09                     5,000           5,081
Residential Asset Securities,
   Ser 1998-KS2, Cl A19
   6.415%, 07/25/29                       374             381
Residential Asset Securities,
   Ser 1998-KS3, Cl  AI4
   6.035%, 04/25/24                     1,300           1,320
Residential Asset Securities,
   Ser 2000-KS5, Cl AI3
   7.040%, 04/25/26                     6,500           6,670
Residential Asset Securities,
   Ser 2001-KS3, Cl AI5
   6.480%, 09/25/31                     1,500           1,447
Residential Asset Securities,
   Ser 2002-KS2, Cl AI5
   6.779%, 04/25/32                     8,000           8,000
--------------------------------------------------------------------------------

                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
HOME EQUITY LOANS-- CONTINUED
Saxon Asset Securities Trust,
   Ser 1999-3, Cl AF4
   7.550%, 10/25/26                  $  1,290      $    1,358
Saxon Asset Securities Trust,
   Ser 2000-2, Cl AF5
   8.483%, 07/25/30                     4,270           4,590
Southern Pacitic Secured Asset,
   Ser 1997-3, Cl A5
   7.190%, 09/25/27                    10,619          10,987
The Money Store Equity Trust,
   Ser 1998-B, Cl AF5
   6.225%, 09/15/23                       140             142
The Money Store Home Equity
   Trust, Ser 1996-D, Cl A9
   7.000%, 04/15/28                     2,798           2,890
The Money Store Home Equity
   Trust, Ser 1998-A, Cl AF5
   6.370%, 12/15/23                       270             274
The Money Store Home Equity
   Trust, Ser 1998-A, Cl AF9
   6.400%, 04/15/39                    10,000          10,208
UCFC Home Equity Loan,
   Ser 1996-A1, Cl A7
   7.125%, 08/15/21                     8,003           8,191
UCFC Home Equity Loan,
   Ser 1998-A, Cl A3
   6.255%, 01/15/18                         9               9
UCFC Home Equity Loan,
   Ser 1998-C, Cl A7
   5.935%, 01/15/30                       281             285
UCFC Home Equity Loan,
   Ser 1998-D, Cl AF2
   5.905%, 02/15/21                       279             280
                                                   ----------
                                                      123,908
--------------------------------------------------------------------------------
INFRASTRUCTURE-- 0.9%
California Infrastructure SCE-1,
   Ser 1997-1, Cl A7
   6.420%, 12/26/09                     4,025           4,106
California Infrastructure SDG&E,
   Ser 1997-1, Cl A7
   6.370%, 12/26/09                       750             771
                                                   ----------
                                                        4,877
--------------------------------------------------------------------------------
MANUFACTURED HOUSING -- 0.7%
Lehman ABS Manufactured Housing
   Contract, Ser 2001-B Cl A6
   6.467%, 08/15/28                     3,500           3,289
Vanderbilt Mortgage Finance,
   Ser 1999-C, Cl 1A2
   7.090%, 11/07/13                       400             414
                                                   ----------
                                                        3,703
--------------------------------------------------------------------------------
OTHER -- 3.6%
Distribution Financial Services
   Trust, Ser 1999-1, Cl A6
   6.020%, 11/15/16                     2,500           2,444
--------------------------------------------------------------------------------


                                [LOGO OMITTED] 98

                                          PBHG FUNDS

                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 2002

                                        PBHG IRA CAPITAL PRESERVATION FUND PBCPX


                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
OTHER -- CONTINUED
Distribution Financial Services
   Trust, Ser 2001-1, Cl A5
   6.190%, 11/15/22                    $3,000      $    2,878
New York City Tax Lien,
   Private Placement 144a
   Ser 2001-AA, Cl A
   5.590%, 09/10/14                     1,480           1,499
Puerto Rico Public Finance
   Corporation, Ser 1999-1, Cl A
   6.150%, 04/15/08                     7,964           8,028
Railcar Leasing, LLC, Ser 1, Cl A1
   Private Placement 144a
   6.750%, 07/15/06                     3,379           3,498
                                                   ----------
                                                       18,347
--------------------------------------------------------------------------------
RECREATIONAL VEHICLES-- 0.1%
BankBoston RV Trust,
   Ser 1997-1, Cl A7
   6.480%, 07/15/08                       337             340
                                                   ----------
                                                          340
                                                   ----------
TOTAL ASSET-BACKED SECURITIES (COST $258,759)         257,553
                                                   ----------
--------------------------------------------------------------------------------
CORPORATE BONDS -- 5.7%
Credipia, Ser 2001-1A, Cl A
   Private Placement 144a
   2.580%, 12/28/07                     5,000           5,000
Mashantucket Western Pequot Tribe
   6.570%, 09/01/13                     8,145           8,145
PF Export Receivables Master Trust
   Private Placement 144a
   6.600%, 12/01/11                     7,000           6,935
Systems 2001 Asset Trust
   Private Placement 144a
   6.664%, 09/15/13                     9,329           9,524
                                                   ----------
TOTAL CORPORATE BONDS (COST $30,099)                   29,604
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 25.7%
Barclays
   1.72%, dated 03/28/02, matures
   04/01/02, repurchase price $83,205,572
   (collateralized by U.S. Government
   Obligations: total market
   value $84,853,744)(A)            $  83,190          83,190
                                                   ----------
Barclays
   1.72%, dated 03/28/02, matures
   04/01/02, repurchase price $50,170,811
   (collateralized by U.S. Government
   Obligations: total market
   value $51,164,616)(A)(B)            50,161          50,161
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $133,351)           133,351
                                                   ----------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-- 107.2% (COST $558,190)            555,719
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                                          Value (000)
--------------------------------------------------------------------------------
WRAPPER AGREEMENTS -- 0.6%
Bank of America*+                                  $    1,029
CDC Financial Products*+                                1,233
Monumental Life*+                                         640
                                                   ----------
TOTAL WRAPPER AGREEMENTS                           $    2,902
                                                   ----------

Percentages are based on Net Assets of $518,003,746
*  The Wrapper Agreement
   obligates the Wrap provider to maintain the book value of a portion of the Fund's assets up to a specified maximum dollar amount, upon the occurrence of certain specific events.
** Notional Amount
+  Fair-valued security
144a -- Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, these securities amounted to a value of $47,484,000 or 9.17% of net assets
Cl -- Class
CMO -- Collateralized Mortgage Obligation
IO -- Interest Only
LLC -- Limited Liability Company
Ser -- Series
TBA -- Securities traded under delayed delivery commitments settling after March 31, 2002. Income on these securities will not be earned until settle date.
(A)-- Tri-party repurchase agreement
(B) -- Repurchase Agreement is held in a segregated account maintained for liquidity purposes pursuant to the Wrapper Agreement as disclosed in Note 2.


The accompanying notes are an integral part of the financial statements.

                                [LOGO OMITTED] 99

      PBHG FUNDS

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 2002

 PBHG CASH RESERVES FUND PBCXX


                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 6.0%
American Express
   1.820%, 04/23/02                   $ 3,000      $    3,000
Westdeutsche
   1.820%, 05/07/02                     3,500           3,500
                                                   ----------
TOTAL CERTIFICATES OF DEPOSIT (COST $6,500)             6,500
                                                   ----------
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 50.9%
Apreco
   1.840%, 04/18/02                     2,000           1,998
BP Amoco Capital
   1.800%, 06/07/02                     4,000           3,987
Coca-Cola Enterprises
   1.801%, 04/25/02                     4,000           3,995
Corporate Asset Funding
   1.840%, 04/24/02                     2,400           2,397
Falcon Asset Securitization
   1.848%, 04/12/02                     3,000           2,998
FCAR Owner Trust
   1.841%, 04/11/02                     3,000           2,999
Fleet Funding
   1.848%, 04/17/02                     2,000           1,999
Hubbell
   1.828%, 04/12/02                     3,500           3,498
Merck
   1.816%, 04/05/02                     3,343           3,342
Mont Blanc Capital
   1.859%, 04/16/02                     2,200           2,198
Morgan Stanley Dean Witter
   1.780%, 04/11/02                     4,000           3,998
Procter & Gamble
   1.809%, 04/24/02                     3,500           3,496
Prudential Funding
   2.200%, 04/23/02                     7,000           6,991
Salomon Smith Barney
   1.810%, 04/01/02                     3,500           3,500
Societe Generale
   1.828%, 04/19/02                     3,000           2,997
Variable Funding Capital
   1.820%, 05/02/02                     2,000           1,997
Windmill Funding
   1.848%, 04/09/02                     2,350           2,349
                                                   ----------
TOTAL COMMERCIAL PAPER (COST $54,739)                  54,739
                                                   ----------
--------------------------------------------------------------------------------
U.S. GOVERNMENT BONDS -- 25.0%
Federal Home Loan Mortgage
   1.630%, 08/05/02                     6,000           5,966
   1.645%, 08/09/02                     8,000           7,953
Federal National Mortgage Association
   1.780%, 08/05/02                     5,000           4,969
   1.850%, 08/09/02                     8,000           7,947
                                                   ----------
TOTAL U.S. GOVERNMENT BONDS (COST $26,835)             26,835
                                                   ----------
--------------------------------------------------------------------------------

                                      Face             Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 18.4%
UBS Warburg LLC
   1.92%, dated 03/28/02, matures
   04/01/02, repurchase price $19,804,224
   (collateralized by U.S. Government
   Obligations: total market
   value $20,197,394)(A)              $19,800          19,800
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $19,800)              19,800
                                                   ----------
TOTAL INVESTMENTS-- 100.3% (COST $107,874)            107,874
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.3)%
TOTAL OTHER ASSETS AND LIABILITIES, NET                  (361)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class ($0.001 par value)
   based on 107,517,576 outstanding shares
   of common stock                                    107,520
Undistributed net investment income                         2
Accumulated net realized loss on investments               (9)
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  107,513
                                                   ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE-- PBHG CLASS                          $1.00
                                                        =====

(A)-- Tri-party repurchase agreement
LLC-- Limited Liability Company


                               [LOGO OMITTED] 100

     PBHG FUNDS

                    [This page is intentionally left blank.]

                               [LOGO OMITTED] 101

            PBHG FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (000)
------------------------------------------
March 31, 2002

                                                                              ----------------             ----------------
                                                                                      PBHG                         PBHG
                                                                                    EMERGING                      SELECT
                                                                                     GROWTH                       EQUITY
                                                                                      FUND                         FUND
                                                                              ----------------             ----------------
ASSETS:
     Investment securities, at cost 1                                           $    340,913                 $    380,790
                                                                                ============                 ============
     Investment securities, at market value 1                                   $    399,279                 $    411,221
     Cash                                                                                 --                           --
     Dividends and interest receivable                                                    36                          122
     Receivable for capital shares sold                                                2,284                          195
     Receivable for investment securities sold                                        20,459                       24,565
     Receivable from Wrap Provider                                                        --                           --
                                                                                ------------                 ------------
     Total Assets                                                                    422,058                      436,103
                                                                                ------------                 ------------
LIABILITIES:
     Payable for investment securities purchased                                      12,872                       21,802
     Payable for income distributions                                                     --                           --
     Payable for capital shares redeemed                                                 442                          606
     Bank overdraft                                                                       --                           --
     Accrued expenses                                                                    583                          561
                                                                                ------------                 ------------
     Total Liabilities                                                                13,897                       22,969
                                                                                ------------                 ------------
NET ASSETS:
     Fund Shares of PBHG Class                                                       644,932                    1,529,693
     Fund Shares of Advisor Class                                                         --                           --
     Undistributed net investment income                                                  --                           --
     Accumulated net realized loss on investments                                   (295,137)                  (1,146,990)
     Net unrealized appreciation/(depreciation) on investments                        58,366                       30,431
     Unrealized appreciation on wrapper agreements                                        --                           --
                                                                                ------------                 ------------
     NET ASSETS                                                                 $    408,161                 $    413,134
                                                                                ============                 ============
     Outstanding shares of beneficial interest-- PBHG Class 2                     28,689,886                   18,165,446

     Outstanding shares of beneficial interest--Advisor Class 2                           --                           --

     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE-- PBHG CLASS      $      14.23                 $      22.74
                                                                                ============                 ============
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE-- ADVISOR CLASS             --                           --
                                                                                ============                 ============

1. Includes repurchase agreements amounting to $14,082 for the PBHG Emerging Growth Fund,
   $45,533 for the PBHG Select Equity Fund, $1,841 for the PBHG Focused Value Fund, $81,416 for the
   PBHG Large Cap Value Fund, and $133,351 for the PBHG IRA Capital Preservation Fund.
2. Par Value of $0.001. Shares have not been rounded.

Amounts designated as "--" are either $0 or have been rounded to $0

                               [LOGO OMITTED] 102

                                                                                            PBHG FUNDS


                                                                              ----------------  ----------------   ----------------
                                                                                     PBHG              PBHG               PBHG
                                                                                    FOCUSED          LARGE CAP         IRA CAPITAL
                                                                                     VALUE             VALUE          PRESERVATION
                                                                                     FUND              FUND               FUND
                                                                              ----------------  ----------------   ----------------
ASSETS:
     Investment securities, at cost 1                                           $     34,323      $    572,578       $    558,190
                                                                                ============      ============       ============
     Investment securities, at market value 1                                   $     34,874      $    588,039       $    555,719
     Cash                                                                                 13                23                 --
     Dividends and interest receivable                                                    17               480              2,906
     Receivable for capital shares sold                                                   10             1,916             15,033
     Receivable for investment securities sold                                         1,889            69,401             40,636
     Receivable from Wrap Provider                                                        --                --              2,735
                                                                                ------------      ------------       ------------
     Total Assets                                                                     36,803           659,859            617,029
                                                                                ------------      ------------       ------------
LIABILITIES:
     Payable for investment securities purchased                                       1,926           133,774             98,437
     Payable for income distributions                                                     --                --                 10
     Payable for capital shares redeemed                                                 164             1,143                226
     Bank overdraft                                                                       --                --                 94
     Accrued expenses                                                                     38               511                258
                                                                                ------------      ------------       ------------
     Total Liabilities                                                                 2,128           135,428             99,025
                                                                                ------------      ------------       ------------
NET ASSETS:
     Fund Shares of PBHG Class                                                        38,114           561,728            518,513
     Fund Shares of Advisor Class                                                         --               203                 --
     Undistributed net investment income                                                  --               296                205
     Accumulated net realized loss on investments                                     (3,990)          (53,257)               (23)
     Net unrealized appreciation/(depreciation) on investments                           551            15,461             (2,471)
     Unrealized appreciation on wrapper agreements                                        --                --              1,780
                                                                                ------------      ------------       ------------
     NET ASSETS                                                                 $     34,675      $    524,431       $    518,004
                                                                                ============      ============       ============
     Outstanding shares of beneficial interest-- PBHG Class 2                      2,140,255        39,309,998         51,801,423

     Outstanding shares of beneficial interest--Advisor Class 2                           --            14,668                 --

     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE-- PBHG CLASS      $      16.20      $      13.34       $      10.00
                                                                                ============      ============       ============
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE-- ADVISOR CLASS             --      $      13.30                 --
                                                                                ============      ============       ============


                               [LOGO OMITTED] 103

            PBHG FUNDS

STATEMENTS OF OPERATIONS (000)
------------------------------
For the Year Ended March 31, 2002 (unless otherwise indicated)

                                                    ----------       ------------   -----------      ----------      ----------
                                                                        PBHG                            PBHG           PBHG
                                                       PBHG           EMERGING          PBHG            LARGE        LARGE CAP
                                                    CORE GROWTH        GROWTH          GROWTH          CAP 20          GROWTH
                                                       FUND             FUND            FUND            FUND            FUND
                                                    ----------       ------------   -----------      ----------      ----------
                                                      4/1/01           4/1/01          4/1/01          4/1/01         4/1/01
                                                        to               to              to              to              to
                                                      3/31/02          3/31/02        3/31/02         3/31/02         3/31/02
                                                     ---------       ------------   -----------      ----------      ----------
INVESTMENT INCOME:
     Dividends                                        $    69         $     51       $     810        $  1,528        $  1,190
     Interest                                             117            1,610           8,817           1,414             753
     Less: Foreign Taxes Withheld                          (1)              --              (9)             --              (4)
                                                      -------         --------       ---------        --------        --------
       Total Investment Income                            185            1,661           9,618           2,942           1,939
                                                      -------         --------       ---------        --------        --------

     Investment Advisory Fees                             541            4,416          21,978           3,631           2,316
     Administrative Fees                                   95              779           3,878             641             463
     Transfer Agent Fees                                  247            1,670           7,012           1,241             846
     Shareholder Service Fee                               --               --              --              --              --
     Printing Fees                                         19              152             708             123              94
     Professional Fees                                      7               65             313              54              38
     Line of Credit Fees                                    5               41             195              34              29
     Distribution Fees 1                                   --               --             164              --              --
     Registration and Filing Fees                          19               75             116              51              82
     Directors' Fees                                        2               17              86              15              10
     Miscellaneous Fees                                    --               --              --              --              --
     Custodian Fees                                        11               20              74              14              12
     Reorganizational Costs                                --               --              --              --              --
                                                      -------         --------       ---------        --------        --------

         TOTAL EXPENSES                                   946            7,235          34,524           5,804           3,890
                                                      -------         --------       ---------        --------        --------

     Waiver of Investment Advisory Fees                    --               --              --              --              --
     Expense Reduction 2                                  (14)             (45)           (138)            (46)            (22)
     Directed Brokerage                                    --               --              --              --              --
                                                      -------         --------       ---------        --------        --------

         Net Expenses                                     932            7,190          34,386           5,758           3,868
                                                      -------         --------       ---------        --------        --------

     NET INVESTMENT INCOME (LOSS)                        (747)          (5,529)        (24,768)         (2,816)         (1,929)
                                                      -------         --------       ---------        --------        --------

       Transactions                                   (28,193)        (178,897)       (633,241)       (168,552)        (74,233)
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                   26,138          151,287         502,772         103,904          29,478
                                                      -------         --------       ---------        --------        --------

     NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS AND FOREIGN CURRENCY
       TRANSACTIONS                                    (2,055)         (27,610)       (130,469)        (64,648)        (44,755)
                                                      -------         --------       ---------        --------        --------

     INCREASE (DECREASE) IN NET ASSETS RESULTING
       FROM OPERATIONS                                ($2,802)        ($33,139)      ($155,237)       ($67,464)       ($46,684)
                                                      =======         ========       =========        ========        ========

1. All distribution fees are incurred in the Advisor Class. Currently, the PBHG Growth, PBHG Large Cap 20, PBHG
   Large Cap Growth, PBHG Large Cap Value and PBHG Mid-Cap Value Funds offer Advisor Class Shares. Distribution
   Fees incurred for the year ended March 31, 2002, were as follows: $164,138, $167, $240, $346 and $115, respectively.
2. All expense reductions are for transfer agent expenses.
3. On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the
   Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                [LOGO OMITTED] 104

                                                                                                         PBHG FUNDS


                                                    --------       ---------      ----------        ------------------------
                                                                     PBHG            PBHG
                                                      PBHG            NEW           SELECT                    PBHG
                                                     LIMITED     OPPORTUNITIES      EQUITY                CLIPPER FOCUS
                                                      FUND            FUND           FUND                     FUND3
                                                    --------       ---------      ----------        ------------------------
                                                     4/1/01          4/1/01         4/1/01            5/1/01        5/1/00
                                                       to              to             to               to              to
                                                     3/31/02        3/31/02        3/31/02           3/31/02        4/30/01
                                                    --------       ---------      ----------        ---------      ---------
INVESTMENT INCOME:
     Dividends                                       $   10         $     7        $    482          $ 7,370        $ 4,125
     Interest                                           275             153           1,924              307            463
     Less: Foreign Taxes Withheld                        --              --              --               --             --
                                                     ------         -------        --------          -------        -------
       Total Investment Income                          285             160           2,406            7,677          4,588
                                                     ------         -------        --------          -------        -------

     Investment Advisory Fees                           796             550           4,759            2,885          1,634
     Administrative Fees                                119              83             840              336            194
     Transfer Agent Fees                                141             100           1,739              493             20
     Shareholder Service Fee                             --              --              --               --            232
     Printing Fees                                       21              11             165              101             47
     Professional Fees                                    9               6              69               73             33
     Line of Credit Fees                                  7               4              44               17             --
     Distribution Fees 1                                 --              --              --               --             --
     Registration and Filing Fees                        13              25              71               86             63
     Directors' Fees                                      3               2              19               17              7
     Miscellaneous Fees                                  --              --              --               70             42
     Custodian Fees                                       9               8              20               26             29
     Reorganizational Costs                              --              --              --               38             --
                                                     ------         -------        --------          -------        -------

         TOTAL EXPENSES                               1,118             789           7,726            4,142          2,301
                                                     ------         -------        --------          -------        -------

     Waiver of Investment Advisory Fees                  --              --              --             (107)           (19)
     Expense Reduction 2                                 (7)             (5)            (67)              --             (2)
     Directed Brokerage                                  --              --              --               --             --
                                                     ------         -------        --------          -------        -------

         Net Expenses                                 1,111             784           7,659            4,035          2,280
                                                     ------         -------        --------          -------        -------

     NET INVESTMENT INCOME (LOSS)                      (826)           (624)         (5,253)           3,642          2,308
                                                     ------         -------        --------          -------        -------

       Transactions                                  (7,211)        (17,920)       (342,434)          22,402         28,312
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                  8,780          14,804         270,414           31,830         26,603
                                                     ------         -------        --------          -------        -------

     NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS AND FOREIGN CURRENCY
       TRANSACTIONS                                   1,569          (3,116)        (72,020)          54,232         54,915
                                                     ------         -------        --------          -------        -------

     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                     $  743         ($3,740)       ($77,273)         $57,874        $57,223
                                                     ======         =======        ========          =======        =======


                                                     ---------     ----------       ---------
                                                       PBHG           PBHG            PBHG
                                                      FOCUSED       LARGE CAP        MID-CAP
                                                      VALUE          VALUE           VALUE
                                                       FUND           FUND            FUND
                                                    ---------     ----------       ---------
                                                      4/1/01         4/1/01          4/1/01
                                                        to             to              to
                                                      3/31/02        3/31/02         3/31/02
                                                     ---------     ----------       ---------
INVESTMENT INCOME:
     Dividends                                        $   514        $ 6,441         $ 3,345
     Interest                                             157            994           1,060
     Less: Foreign Taxes Withheld                          (1)            --              (4)
                                                      -------       --------         -------
       Total Investment Income                            670          7,435           4,401
                                                      -------       --------         -------

     Investment Advisory Fees                             505          3,519           3,210
     Administrative Fees                                   89            812             566
     Transfer Agent Fees                                  161          1,403             926
     Shareholder Service Fee                               --             --              --
     Printing Fees                                         17            165             108
     Professional Fees                                      7             63              44
     Line of Credit Fees                                    6             54              35
     Distribution Fees 1                                   --             --              --
     Registration and Filing Fees                          23            102              58
     Directors' Fees                                        2             16              10
     Miscellaneous Fees                                    --             --              --
     Custodian Fees                                         7             28              19
     Reorganizational Costs                                --             --              --
                                                      -------       --------         -------

         TOTAL EXPENSES                                   817          6,162           4,976
                                                      -------       --------         -------

     Waiver of Investment Advisory Fees                    --             --              --
     Expense Reduction 2                                   (5)           (16)            (14)
     Directed Brokerage                                    (1)            (5)             (2)
                                                      -------       --------         -------

         Net Expenses                                     811          6,141           4,960
                                                      -------       --------         -------

     NET INVESTMENT INCOME (LOSS)                        (141)         1,294            (559)
                                                      -------       --------         -------

       Transactions                                    (3,129)       (43,701)         (7,584)
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                     (746)        12,994          26,652
                                                      -------       --------         -------

     NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS AND FOREIGN CURRENCY
       TRANSACTIONS                                    (3,875)       (30,707)         19,068
                                                      -------       --------         -------

     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                      ($4,016)      ($29,413)        $18,509
                                                      =======       ========         =======

                                                [LOGO OMITTED] 105

            PBHG FUNDS

STATEMENTS OF OPERATIONS (000)
-----------------------------
For the Year Ended March 31, 2002 (unless otherwise indicated)

                                                     -----------    -------------------------------   ----------------------------
                                                       PBHG
                                                     SMALL CAP                     PBHG                           PBHG
                                                       VALUE                  SPECIAL EQUITY                DISCIPLINED EQUITY
                                                       FUND                        FUND3                          FUND4
                                                     -----------    -------------------------------   ----------------------------
                                                      4/1/01           11/1/01           11/1/00          1/1/02         1/1/01
                                                        to               to                to               to             to
                                                      3/31/02          3/31/02          10/31/01          3/31/02       12/31/01
                                                     -----------    -------------   ---------------   ------------   -------------
INVESTMENT INCOME:
     Dividends                                       $  1,405         $    181        $    600        $    379       $   1,618
     Interest                                             700                7              79              12              90
     Crediting Rate Interest                               --               --              --              --              --
     Less: Foreign Taxes Withheld                          --               (1)             (1)             --              --
                                                     --------         --------        --------        --------       ---------
       Total Investment Income                          2,105              187             678             391           1,708
                                                     --------         --------        --------        --------       ---------
EXPENSES:
     Investment Advisory Fees                           2,776               85             322             165             630
     Administrative Fees                                  416               19             112              35             144
     Transfer Agent Fees                                  713               15              23              35              59
     Shareholder Services Fee                              --               --              22              --             151
     Printing Fees                                         82                9              30              10              55
     Professional Fees                                     37                4              28               7              42
     Line of Credit Fees                                   26               --              --               2              --
     Distribution Fees 1                                    1               --               8              --              --
     Registration and Filing Fees                          45               19              26              18              21
     Directors' Fees                                        9                1               5               1               9
     Miscellaneous Fees                                    --                3              10               7               8
     Wrapper Fees                                          --               --              --              --              --
     Custodian Fees                                        20                3               6               3              20
     Organizational Costs                                  --               --              --              --              --
     Reorganizational Costs                                --               38              --              38              --
                                                     --------         --------        --------        --------       ---------
         TOTAL EXPENSES                                 4,125              196             592             321           1,139
                                                     --------         --------        --------        --------       ---------
     Waiver of Investment Advisory Fees                    --              (85)           (110)            (82)            (99)
     Reimbursement of Other Expenses by Adviser                             --              --              --              --
     Recapture of Advisory Fees Waived                     --               --              --              --              --
     Expense Reduction 2                                   (9)              --              --              --              --
                                                     --------         --------        --------        --------       ---------
         Net Expenses                                   4,116              111             482             239           1,040
                                                     --------         --------        --------        --------       ---------
     NET INVESTMENT INCOME (LOSS)                      (2,011)              76             196             152             668
                                                     --------         --------        --------        --------       ---------
     Net Realized Gain (Loss) from Security
       Transactions                                    (7,360)            (162)          5,544            (720)         (8,228)
     Net Realized Gain (Loss) on Futures                   --               --              --             108          (1,233)
     Net Realized Loss on Foreign Currency
       Transactions                                        --               --              --              --              --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                   32,628            3,795          (5,124)          1,645           1,244
     Net Change in Unrealized Appreciation
       (Depreciation) on Futures                           --               --              --            (144)            108
     Net Change in Unrealized
       Appreciation (Depreciation)
       on Wrapper Agreements                               --               --              --              --              --
                                                     --------         --------        --------        --------       ---------
     NET REALIZED AND UNREALIZED GAIN
       (LOSS) ON INVESTMENTS,
       FUTURES, AND FOREIGN CURRENCY
       TRANSACTIONS                                    25,268            3,633             420             889          (8,109)
                                                     --------         --------        --------        --------       ---------
     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                      $23,257           $3,709            $616          $1,041         ($7,441)
                                                     ========         ========        ========        ========       =========

1. All distribution fees are incurred in the Advisor Class. Currently, the PBHG Small Cap Value, PBHG REIT and PBHG
   Technology & Communications Funds offer Advisor Class Shares. Distribution Fees incurred for the year ended
   March 31, 2002, were as follows: $560, $11,738 and 10,177, respectively.
2. All expense reductions are for transfer agent expenses except for $46,000 of the PBHG Global Technology &
   Communications Fund, which is from interest earned on uninvested cash balances used to offset a portion of the custodian expense.
3. On December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The operations of the PBHG Special Equity Fund prior to the acquisition agreement. were those of the predecessor fund, the NWQ Special Equity Portfolio. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc.
4. On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund.
   The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Defensive Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
5. On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real
   Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
6. On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation
   Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                [LOGO OMITTED] 106

                                                                                                         PBHG FUNDS


                                                     ----------------   --------------------------      -------------
                                                           PBHG                                             PBHG
                                                          GLOBAL                                          STRATEGIC
                                                       TECHNOLOGY &                                         SMALL
                                                      COMMUNICATIONS                PBHG                   COMPANY
                                                          FUND                  REIT FUND5                  FUND
                                                     ----------------   --------------------------      -------------
                                                          4/1/01            1/1/02        1/1/01           4/1/01
                                                            to                to            to               to
                                                          3/31/02           3/31/02      12/31/01          3/31/02
                                                     ----------------   ------------   -----------      -------------
INVESTMENT INCOME:
     Dividends                                         $    113         $  1,358       $  5,379         $    283
     Interest                                                71               11             81              209
     Crediting Rate Interest                                 --               --             --               --
     Less: Foreign Taxes Withheld                           (19)              --            (14)              --
                                                       --------         --------       --------         --------
       Total Investment Income                              165            1,369          5,446              492
                                                       --------         --------       --------         --------
EXPENSES:
     Investment Advisory Fees                               623              179            716              918
     Administrative Fees                                     62               32            165              138
     Transfer Agent Fees                                    257               28             68              206
     Shareholder Services Fee                                --               --             --               --
     Printing Fees                                           19               13             63               25
     Professional Fees                                        5                5             35               11
     Line of Credit Fees                                      4                2              2                8
     Distribution Fees 1                                     --               12             52               --
     Registration and Filing Fees                            19               10             14               18
     Directors' Fees                                          1                1              7                3
     Miscellaneous Fees                                      10                1             54                3
     Wrapper Fees                                            --               --             --               --
     Custodian Fees                                          77                3             11               22
     Organizational Costs                                     4               --             --               --
     Reorganizational Costs                                  --               37             --               --
                                                       --------         --------       --------         --------
         TOTAL EXPENSES                                   1,081              323          1,187            1,352
                                                       --------         --------       --------         --------
     Waiver of Investment Advisory Fees                    (125)             (25)            (3)              --
     Reimbursement of Other Expenses by Adviser              --               --             --               --
     Recapture of Advisory Fees Waived                       --               --             --               21
     Expense Reduction 2                                    (63)              --             --               (6)
                                                       --------         --------       --------         --------
         Net Expenses                                       893              298          1,184            1,367
                                                       --------         --------       --------         --------
     NET INVESTMENT INCOME (LOSS)                          (728)           1,071          4,262             (875)
                                                       --------         --------       --------         --------
     Net Realized Gain (Loss) from Security
       Transactions                                     (36,403)           1,608         11,237           (5,950)
     Net Realized Gain (Loss) on Futures                     --               --             --               --
     Net Realized Loss on Foreign Currency
       Transactions                                          (2)              --             --               --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                     26,319            5,837         (6,888)          12,900
     Net Change in Unrealized Appreciation
       (Depreciation) on Futures                             --               --             --               --
     Net Change in Unrealized
       Appreciation (Depreciation)
       on Wrapper Agreements                                 --               --             --               --
                                                       --------         --------       --------         --------
     NET REALIZED AND UNREALIZED GAIN
       (LOSS) ON INVESTMENTS,
       FUTURES, AND FOREIGN CURRENCY
       TRANSACTIONS                                     (10,086)           7,445          4,349            6,950
                                                       --------         --------       --------         --------
     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                       ($10,814)          $8,516         $8,611           $6,075
                                                       ========         ========       ========         ========


                                                      -----------------  -------------------------     -----------
                                                            PBHG                                          PBHG
                                                        TECHNOLOGY &                PBHG                  CASH
                                                        COMMUNICATION            IRA CAPITAL            RESERVES
                                                           FUND             PRESERVATION FUND6            FUND
                                                      -----------------  -------------------------     -----------
                                                          4/1/01            11/1/01       11/1/00         4/1/01
                                                            to                to            to              to
                                                          3/31/02           3/31/02      10/31/01         3/31/02
                                                       ----------------  -----------   -----------     -----------
INVESTMENT INCOME:
     Dividends                                        $    351            $   --       $     --        $     --
     Interest                                            1,310             4,630          2,151          15,417
     Crediting Rate Interest                                --               937            130              --
     Less: Foreign Taxes Withheld                          (27)               --             --              --
                                                      --------            ------       --------        --------
       Total Investment Income                           1,634             5,567          2,281          15,417
                                                      --------            ------       --------        --------
EXPENSES:
     Investment Advisory Fees                            6,635               578            164           1,322
     Administrative Fees                                 1,171               146             93             661
     Transfer Agent Fees                                 2,648               205             22             310
     Shareholder Services Fee                               --                --             46              --
     Printing Fees                                         243                22             36             117
     Professional Fees                                      89                15             48              48
     Line of Credit Fees                                    49                 5             --               4
     Distribution Fees 1                                    10                --             --              --
     Registration and Filing Fees                           (3)               73             34              89
     Directors' Fees                                        27                 4              3              16
     Miscellaneous Fees                                     --                37             11              --
     Wrapper Fees                                           --               203             63              --
     Custodian Fees                                         25                 8             10              22
     Organizational Costs                                   --                --             --              --
     Reorganizational Costs                                 --                38             --              --
                                                      --------            ------       --------        --------
         TOTAL EXPENSES                                 10,894             1,334            530           2,589
                                                      --------            ------       --------        --------
     Waiver of Investment Advisory Fees                     --              (320)          (164)             --
     Reimbursement of Other Expenses by Adviser             --                --             --              --
     Recapture of Advisory Fees Waived                      --                --             --              --
     Expense Reduction 2                                  (121)               --             --             (22)
                                                      --------            ------       --------        --------
         Net Expenses                                   10,773             1,014            327           2,567
                                                      --------            ------       --------        --------
     NET INVESTMENT INCOME (LOSS)                       (9,139)            4,553          1,954          12,850
                                                      --------            ------       --------        --------
     Net Realized Gain (Loss) from Security
       Transactions                                   (855,133)              495            352              (5)
     Net Realized Gain (Loss) on Futures                    --                --             --              --
     Net Realized Loss on Foreign Currency
       Transactions                                         --                --             --              --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments                   659,933            (4,137)         1,303              --
     Net Change in Unrealized Appreciation
       (Depreciation) on Futures                            --                --             --              --
     Net Change in Unrealized
       Appreciation (Depreciation)
       on Wrapper Agreements                                --             3,829         (1,655)             --
                                                      --------            ------       --------        --------
     NET REALIZED AND UNREALIZED GAIN
       (LOSS) ON INVESTMENTS,
       FUTURES, AND FOREIGN CURRENCY
       TRANSACTIONS                                   (195,200)              187             --              (5)
                                                      --------            ------       --------        --------
     INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                     ($204,339)           $4,740         $1,954         $12,845
                                                     =========            ======       ========        ========

                               [LOGO OMITTED]  107

PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)
-----------------------------------------

                                        -------------------------     ---------------------------    ------------------------
                                                  PBHG                          PBHG                           PBHG
                                               CORE GROWTH                 EMERGING GROWTH                    GROWTH
                                                  FUND                          FUND                           FUND
                                        -------------------------     ---------------------------    ------------------------
                                         4/1/01          4/1/00         4/1/01         4/1/00          4/1/01         4/1/00
                                           to              to             to             to              to             to
                                         3/31/02         3/31/01        3/31/02        3/31/01         3/31/02        3/31/01
                                        ---------      ----------     -----------     -----------    ---------   ------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)         $    (747)     $  (1,026)     $   (5,529)     $  (3,379)     $ (24,768)  $   (23,781)
   Net Realized Gain (Loss) from
     Security Transactions                (28,193)       (42,021)       (178,897)       (98,628)      (633,241)     (361,015)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                        26,138        (60,254)        151,287       (604,370)       502,772    (3,290,729)
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Net Increase (Decrease) in
     Net Assets Resulting from
     Operations                            (2,802)      (103,301)        (33,139)      (706,377)      (155,237)   (3,675,525)
                                        ---------      ---------      ----------    -----------     ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions                     --        (15,505)             --        (67,730)            --      (748,829)
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Total Distributions                         --        (15,505)             --        (67,730)            --      (748,829)
                                        ---------      ---------      ----------    -----------     ----------    ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                          105,308        348,047       2,503,165      5,025,331     16,862,245    21,370,875
   Shares Issued upon Reinvestment
     of Distributions                          --         14,788              --         64,484             --       679,044
   Shares Redeemed                       (112,351)      (346,769)     (2,600,159)    (5,114,352)   (17,674,625)  (21,307,853)
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Total PBHG Class Transactions           (7,043)        16,066         (96,994)       (24,537)      (812,380)      742,066
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Advisor Class
   Shares Issued                               --             --              --             --         28,200        45,600
   Shares Issued upon Reinvestment
     of Distributions                          --             --              --             --             --        16,160
   Shares Redeemed                             --             --              --             --        (37,407)      (36,138)
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Total Advisor Class Transactions            --             --              --             --         (9,207)       25,622
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Increase (Decrease) in Net Assets
     Derived from Capital Share
     Transactions                          (7,043)        16,066         (96,994)       (24,537)      (821,587)      767,688
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Total Increase (Decrease) in
     Net Assets                            (9,845)      (102,740)       (130,133)      (798,644)      (976,824)   (3,656,666)
                                        ---------      ---------      ----------    -----------     ----------    ----------
NET ASSETS:
   Beginning of Period                     63,359        166,099         538,294      1,336,938      2,952,505     6,609,171
                                        ---------      ---------      ----------    -----------     ----------    ----------
   End of Period                        $  53,514      $  63,359      $  408,161    $   538,294     $1,975,681    $2,952,505
                                        =========      =========      ==========    ===========     ==========    ==========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                            9,143         15,564         144,194        172,364        760,668       533,216
   Shares Issued upon Reinvestment
     of Distributions                          --            724              --          2,393             --        18,732
   Shares Redeemed                         (9,791)       (15,858)       (149,231)      (174,452)      (791,641)     (529,391)
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Total PBHG Class Share Transactions       (648)           430          (5,037)           305        (30,973)       22,557
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Advisor Class
   Shares Issued                               --             --              --             --          1,258         1,086
   Shares Issued upon Reinvestment of
     Distributions                             --             --              --             --             --           453
   Shares Redeemed                             --             --              --             --         (1,802)         (776)
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Total Advisor Class Share
     Transactions                              --             --              --             --           (544)          763
                                        ---------      ---------      ----------    -----------     ----------    ----------
   Net Increase (Decrease) in
     Shares Outstanding                      (648)           430          (5,037)           305        (31,517)       23,320
                                        =========      =========      ==========    ===========     ==========    ==========

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                 [LOGO OMITTED] 108

                                                                      PBHG FUNDS

                                          ---------------------------     --------------------------
                                                     PBHG                            PBHG
                                                 LARGE CAP 20                  LARGE CAP GROWTH
                                                     FUND                            FUND
                                          ---------------------------     --------------------------
                                             4/1/01         4/1/00          4/1/01          4/1/00
                                               to             to              to              to
                                             3/31/02        3/31/01         3/31/02         3/31/01
                                          ------------     ----------     -----------    -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)           $   (2,816)      $  (3,105)     $   (1,929)     $    (502)
   Net Realized Gain (Loss) from
     Security Transactions                  (168,552)       (125,919)        (74,233)       (83,356)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                          103,904        (530,060)         29,478       (111,400)
                                         -----------     -----------        --------       --------
   Net Increase (Decrease) in
     Net Assets Resulting from
     Operations                              (67,464)       (659,084)        (46,684)      (195,258)
                                         -----------     -----------        --------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions                        --        (120,025)             --        (25,405)
                                         -----------     -----------        --------       --------
   Total Distributions                            --        (120,025)             --        (25,405)
                                         -----------     -----------        --------       --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                             185,342       1,231,571       1,023,132        642,816
   Shares Issued upon Reinvestment
     of Distributions                             --         111,811              --         24,151
   Shares Redeemed                          (286,695)     (1,145,841)     (1,045,855)      (375,601)
                                         -----------     -----------        --------       --------
   Total PBHG Class Transactions            (101,353)        197,541         (22,723)       291,366
                                         -----------     -----------        --------       --------
   Advisor Class
   Shares Issued                                  --             100              92            100
   Shares Issued upon Reinvestment
     of Distributions                             --              --              --             --
   Shares Redeemed                                --              --              --             --
                                         -----------     -----------        --------       --------
   Total Advisor Class Transactions               --             100              92            100
                                         -----------     -----------        --------       --------
   Increase (Decrease) in Net Assets
     Derived from Capital Share
     Transactions                           (101,353)        197,641         (22,631)       291,466
                                         -----------     -----------        --------       --------
   Total Increase (Decrease) in
     Net Assets                             (168,817)       (581,468)        (69,315)        70,803
                                         -----------     -----------        --------       --------
NET ASSETS:
   Beginning of Period                       501,992       1,083,460         327,768        256,965
                                         -----------     -----------        --------       --------
   End of Period                         $   333,175     $   501,992        $258,453       $327,768
                                         ===========     ===========        ========       ========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                              10,349          36,400          48,686         18,532
   Shares Issued upon Reinvestment
     of Distributions                             --           3,816              --            784
   Shares Redeemed                           (16,541)        (36,471)        (49,868)       (11,701)
                                         -----------     -----------        --------       --------
   Total PBHG Class Share Transactions        (6,192)          3,745          (1,182)         7,615
                                         -----------     -----------        --------       --------
   Advisor Class
   Shares Issued                                  --               4               5              3
   Shares Issued upon Reinvestment of
     Distributions                                --              --              --             --
   Shares Redeemed                                --              --              --             --
                                         -----------     -----------        --------       --------
   Total Advisor Class Share
     Transactions                                 --               4               5              3
                                         -----------     -----------        --------       --------
   Net Increase (Decrease) in
     Shares Outstanding                       (6,192)          3,749          (1,177)         7,618
                                         ===========     ===========        ========       ========


                                         --------------------------     --------------------------
                                                   PBHG                            PBHG
                                                  LIMITED                    NEW OPPORTUNITIES
                                                   FUND                            FUND
                                         --------------------------     --------------------------
                                           4/1/01         4/1/00          4/1/01          4/1/00
                                             to             to              to              to
                                           3/31/02        3/31/01         3/31/02         3/31/01
                                         ----------     -----------     -----------     ----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)          $    (826)     $    (582)      $     (624)     $  (1,153)
   Net Realized Gain (Loss) from
     Security Transactions                  (7,211)         8,865          (17,920)        (2,723)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                          8,780        (69,599)          14,804       (137,696)
                                           -------      ---------       ----------     ----------
   Net Increase (Decrease) in
     Net Assets Resulting from
     Operations                                743        (61,316)          (3,740)      (141,572)
                                           -------      ---------       ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from
     Security Transactions                  (1,125)       (33,301)              --        (43,833)
                                           -------      ---------       ----------     ----------
   Total Distributions                      (1,125)       (33,301)              --        (43,833)
                                           -------      ---------       ----------     ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                             6,350          7,633            9,132        145,672
   Shares Issued upon Reinvestment
     of Distributions                        1,083         31,778               --         41,535
   Shares Redeemed                         (10,480)       (22,419)         (22,936)      (292,045)
                                           -------      ---------       ----------     ----------
   Total PBHG Class Transactions            (3,047)        16,992          (13,804)      (104,838)
                                           -------      ---------       ----------     ----------
   Advisor Class
   Shares Issued                                --             --               --             --
   Shares Issued upon Reinvestment
     of Distributions                           --             --               --             --
   Shares Redeemed                              --             --               --             --
                                           -------      ---------       ----------     ----------
   Total Advisor Class Transactions             --             --               --             --
                                           -------      ---------       ----------     ----------
   Increase (Decrease) in Net Assets
     Derived from Capital Share
     Transactions                           (3,047)        16,992          (13,804)      (104,838)
                                           -------      ---------       ----------     ----------
   Total Increase (Decrease) in
     Net Assets                             (3,429)       (77,625)         (17,544)      (290,243)
                                           -------      ---------       ----------     ----------
NET ASSETS:
   Beginning of Period                      77,505        155,130           65,357        355,600
                                           -------      ---------       ----------     ----------
   End of Period                           $74,076      $  77,505       $   47,813     $   65,357
                                           =======      =========       ==========     ===========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                               610            461              333          2,162
   Shares Issued upon Reinvestment
     of Distributions                          107          2,326               --            973
   Shares Redeemed                          (1,062)        (1,272)            (856)        (4,402)
                                           -------      ---------       ----------     ----------
   Total PBHG Class Share Transactions        (345)         1,515             (523)        (1,267)
                                           -------      ---------       ----------     ----------
   Advisor Class
   Shares Issued                                --             --               --             --
   Shares Issued upon Reinvestment of
     Distributions                              --             --               --             --
   Shares Redeemed                              --             --               --             --
                                           -------      ---------       ----------     ----------
   Total Advisor Class Share
     Transactions                               --             --               --             --
                                           -------      ---------       ----------     ----------
   Net Increase (Decrease) in
     Shares Outstanding                       (345)         1,515             (523)        (1,267)
                                           =======      =========       ==========     ===========

                                                [LOGO OMITTED] 109

            PBHG FUNDS

------------------------------------------------------


                                                      -----------------------------        ----------------------------------------
                                                                  PBHG                                      PBHG
                                                             SELECT EQUITY                             CLIPPER FOCUS
                                                                  FUND                                      FUND1
                                                      -----------------------------        ----------------------------------------
                                                          4/1/01          4/1/00             5/1/01        5/1/00          5/1/99
                                                            to              to                 to            to             to
                                                         3/31/02         3/31/01             3/31/02       4/30/01        4/30/00
                                                      -------------   -------------        -----------   ------------   -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                        $    (5,253)    $    (6,081)          $  3,642     $    2,308     $   1,249
   Net Realized Gain (Loss) from Security Transactions    (342,434)       (789,986)            22,402         28,312          (196)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency Transactions      270,414        (592,767)            31,830         26,603        (9,829)
                                                       -----------     -----------           --------     ----------     ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                       (77,273)     (1,388,834)            57,874         57,223        (8,776)
                                                       -----------     -----------           --------     ----------     ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                        --              --             (2,442)        (2,434)       (1,201)
   Net Realized Gains from Security Transactions                --         (67,200)           (37,316)        (6,491)       (1,069)
                                                       -----------     -----------           --------     ----------     ---------
   Total Distributions                                          --         (67,200)           (39,758)        (8,925)       (2,270)
                                                       -----------     -----------           --------     ----------     ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                         1,790,443       5,554,120            506,039        401,377        82,007
   Shares Issued upon Reinvestment of Distributions             --          61,963             39,220          8,341         2,248
   Shares Redeemed                                      (1,962,587)     (5,188,796)          (213,709)      (270,173)      (53,118)
                                                       -----------     -----------           --------     ----------     ---------
   Total PBHG Class Transactions                          (172,144)        427,287            331,550        139,545        31,137
                                                       -----------     -----------           --------     ----------     ---------
   Advisor Class
   Shares Issued                                                --              --                 --             --            --
   Shares Redeemed                                              --              --                 --             --            --
                                                       -----------     -----------           --------     ----------     ---------
   Total Advisor Class Transactions                             --              --                 --             --            --
                                                       -----------     -----------           --------     ----------     ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                           (172,144)        427,287            331,550        139,545        31,137
                                                       -----------     -----------           --------     ----------     ---------
   Total Increase (Decrease) in Net Assets                (249,417)     (1,028,747)           349,666        187,843        20,091
                                                       -----------     -----------           --------     ----------     ---------
NET ASSETS:
   Beginning of Period                                     662,551       1,691,298            272,069         84,226        64,135
                                                       -----------     -----------           --------     ----------     ---------
   End of Period                                       $   413,134     $   662,551           $621,735     $  272,069     $  84,226
                                                       ===========     ===========           ========     ==========     =========

   PBHG Class
   Shares Issued                                            69,120          93,667             31,778         27,255         7,141
   Shares Issued upon Reinvestment of Distributions             --           1,194              2,660            573           203
   Shares Redeemed                                         (75,883)        (91,670)           (13,627)       (18,486)       (4,857)
                                                       -----------     -----------           --------     ----------     ---------
   Total PBHG Class Share Transactions                      (6,763)          3,191             20,811          9,342         2,487
                                                       -----------     -----------           --------     ----------     ---------
   Advisor Class
   Shares Issued                                                --              --                 --             --            --
   Shares Redeemed                                              --              --                 --             --            --
                                                       -----------     -----------           --------     ----------     ---------
   Total Advisor Class Share Transactions                       --              --                 --             --            --
                                                       -----------     -----------           --------     ----------     ---------
   Net Increase (Decrease) in Shares Outstanding            (6,763)          3,191             20,811          9,342         2,487
                                                       ===========     ===========           ========     ==========     =========

1. On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                  [LOGO OMITTED]  110

                                                                      PBHG FUNDS

                                                           --------------------------      -------------------------
                                                                     PBHG                           PBHG
                                                                FOCUSED VALUE                 LARGE CAP VALUE
                                                                     FUND                           FUND
                                                           --------------------------      -------------------------
                                                             4/1/01          4/1/00           4/1/01        4/1/00
                                                               to              to               to            to
                                                             3/31/02         3/31/01         3/31/02       3/31/01
                                                           -----------      ---------      -----------   -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                             $    (141)       $   166        $   1,294     $   1,230
   Net Realized Gain (Loss) from Security Transactions         (3,129)          (461)         (43,701)       (8,037)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments and Foreign Currency Transactions            (746)        (1,124)          12,994           969
                                                            ---------        -------        ---------     ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                           (4,016)        (1,419)         (29,413)       (5,838)
                                                            ---------        -------        ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                         (166)            --             (998)         (656)
   Net Realized Gains from Security Transactions                 (225)        (1,197)              --        (3,235)
                                                            ---------        -------        ---------     ---------
   Total Distributions                                           (391)        (1,197)            (998)       (3,891)
                                                            ---------        -------        ---------     ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                               45,511         96,660          592,134       687,752
   Shares Issued upon Reinvestment of Distributions               365          1,090              886         3,565
   Shares Redeemed                                            (65,518)       (58,966)        (463,795)     (289,096)
                                                            ---------        -------        ---------     ---------
   Total PBHG Class Transactions                              (19,642)        38,784          129,225       402,221
                                                            ---------        -------        ---------     ---------
   Advisor Class
   Shares Issued                                                   --             --              116           100
   Shares Redeemed                                                 --             --              (13)           --
                                                            ---------        -------        ---------     ---------
   Total Advisor Class Transactions                                --             --              103           100
                                                            ---------        -------        ---------     ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                               (19,642)        38,784          129,328       402,321
                                                            ---------        -------        ---------     ---------
   Total Increase (Decrease) in Net Assets                    (24,049)        36,168           98,917       392,592
                                                            ---------        -------        ---------     ---------
NET ASSETS:
   Beginning of Period                                         58,724         22,556          425,514        32,922
                                                            ---------        -------        ---------     ---------
   End of Period                                            $  34,675        $ 8,724        $ 524,431      $425,514
                                                            =========        =======        =========     =========

   PBHG Class
   Shares Issued                                                2,549          5,481           42,144        48,746
   Shares Issued upon Reinvestment of Distributions                21             64               65           269
   Shares Redeemed                                             (3,804)        (3,389)         (33,511)      (21,154)
                                                            ---------        -------        ---------     ---------
   Total PBHG Class Share Transactions                         (1,234)         2,156            8,698        27,861
                                                            ---------        -------        ---------     ---------
   Advisor Class
   Shares Issued                                                   --             --                9             7
   Shares Redeemed                                                 --             --               (1)           --
                                                            ---------        -------        ---------     ---------
   Total Advisor Class Share Transactions                          --             --                8             7
                                                            ---------        -------        ---------     ---------
   Net Increase (Decrease) in Shares Outstanding               (1,234)         2,156            8,706        27,868
                                                            =========        =======        =========     =========




                                                         -------------------------     -------------------------
                                                                   PBHG                           PBHG
                                                              MID-CAP VALUE                 SMALL CAP VALUE
                                                                   FUND                           FUND
                                                         -------------------------     -------------------------
                                                           4/1/01        4/1/00           4/1/01       4/1/00
                                                             to            to               to           to
                                                           3/31/02       3/31/01          3/31/02      3/31/01
                                                         -----------   -----------     -----------   -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                           $    (559)    $     483       $  (2,011)    $    (156)
   Net Realized Gain (Loss) from Security Transactions       (7,584)       (5,759)         (7,360)        3,852
   Net Change in Unrealized Appreciation (Depreciation
     on Investments and Foreign Currency Transactions        26,652         6,331          32,628       (12,146)
                                                          ---------     ---------       ---------     ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                         18,509         1,055          23,257        (8,450)
                                                          ---------     ---------       ---------     ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                         --          (277)             --            --
   Net Realized Gains from Security Transactions                 --        (5,809)             --        (9,012)
                                                          ---------     ---------       ---------     ---------
   Total Distributions                                           --        (6,086)             --        (9,012)
                                                          ---------     ---------       ---------     ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                            565,684       364,087         444,666       443,137
   Shares Issued upon Reinvestment of Distributions              --         5,507              --         8,752
   Shares Redeemed                                         (350,309)     (194,136)       (426,850)     (275,073)
                                                          ---------     ---------       ---------     ---------
   Total PBHG Class Transactions                            215,375       175,458          17,816       176,816
                                                          ---------     ---------       ---------     ---------
   Advisor Class
   Shares Issued                                                124            --             234           100
   Shares Redeemed                                              (11)           --             (24)           --
                                                          ---------     ---------       ---------     ---------
   Total Advisor Class Transactions                             113            --             210           100
                                                          ---------     ---------       ---------     ---------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                             215,488       175,458          18,026       176,916
                                                          ---------     ---------       ---------     ---------
   Total Increase (Decrease) in Net Assets                  233,997       170,427          41,283       159,454
                                                          ---------     ---------       ---------     ---------
NET ASSETS:
   Beginning of Period                                      231,117        60,690         252,088        92,634
                                                          ---------     ---------       ---------     ---------
   End of Period                                          $ 465,114     $ 231,117        $293,371     $ 252,088
                                                          =========     =========       =========     =========

   PBHG Class
   Shares Issued                                             36,386        24,797          22,423        22,627
   Shares Issued upon Reinvestment of Distributions              --           387              --           475
   Shares Redeemed                                          (22,850)      (13,569)        (21,869)      (14,409)
                                                          ---------     ---------       ---------     ---------
   Total PBHG Class Share Transactions                       13,536        11,615             554         8,693
                                                          ---------     ---------       ---------     ---------
   Advisor Class
   Shares Issued                                                  9            --              14             5
   Shares Redeemed                                               (1)           --              (1)           --
                                                          ---------     ---------       ---------     ---------
   Total Advisor Class Share Transactions                         8            --              13             5
                                                          ---------     ---------       ---------     ---------
   Net Increase (Decrease) in Shares Outstanding             13,544        11,615             567         8,698
                                                          =========     =========       =========     =========


                                                  [LOGO OMITTED] 111

            PBHG FUNDS

------------------------------------------------------

                                                 ---------------------------------------    --------------------------------------
                                                                PBHG                                       PBHG
                                                           SPECIAL EQUITY                           DISCIPLINED EQUITY
                                                                FUND1                                      FUND3
                                                 ---------------------------------------    --------------------------------------
                                                    11/1/01    11/1/00         11/1/99         1/1/02       1/1/01       1/1/00
                                                      to          to             to              to           to           to
                                                   3/31/02     10/31/01       10/31/00        3/31/02      12/31/01     12/31/00
                                                 -----------  -----------    -----------    -----------   -----------  -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                  $       76   $      196     $      148     $      152    $      668   $      757
   Net Realized Gain (Loss) from Security
     Transactions and Futures                          (162)       5,544          2,311           (612)       (9,461)      (5,304)
   Net Realized Gain (Loss) on Foreign
     Currency Transactions                               --           --             --             --            --           --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Futures
     and Foreign Currency Transactions                3,795       (5,124)         1,540          1,501         1,352       (8,581)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Net Increase (Decrease) in Net
     Assets Resulting from Operations                 3,709          616          3,999          1,041        (7,441)     (13,128)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                (88)        (175)          (158)           (16)         (665)        (757)
   Return of Capital                                     --           --             --             --            --          (19)
   Net Realized Gains from Security
     Transactions                                        --       (4,885)          (199)            --            --         (181)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Total Distributions                                  (88)      (5,060)          (357)           (16)         (665)        (957)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                      6,476       12,914         15,349         11,774        27,162       75,172
   Shares Issued in Connection with the
     Reorganization of the International
     Fund5                                               --           --             --             --            --           --
   Shares Issued upon Reinvestment of
     Distributions                                       83        4,635            294             16           651          946
   Shares Redeemed                                   (1,602)     (25,714)        (5,488)        (6,231)      (43,221)     (88,673)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Total PBHG Class Transactions                      4,957       (8,165)        10,155          5,559       (15,408)     (12,555)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Advisor Class2
   Shares Issued                                         --          408            654             --            --           --
   Shares Issued upon Reinvestment of
     Distributions                                        2          386             63             --            --           --
   Shares Redeemed                                   (1,015)      (4,528)        (2,851)            --            --           --
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Total Advisor Class Transactions                  (1,013)      (3,734)        (2,134)            --            --           --
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Increase (Decrease) in Net Assets
     Derived from Capital Share Transactions          3,944      (11,899)         8,021          5,559       (15,408)     (12,555)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Total Increase (Decrease) in Net Assets            7,565      (16,343)        11,663          6,584       (23,514)     (26,640)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
NET ASSETS:
   Beginning of Period                               17,940       34,283         22,620         95,031       118,545      145,185
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   End of Period                                 $   25,505   $   17,940     $   34,283     $  101,615    $   95,031   $  118,545
                                                 ==========   ==========     ==========     ==========    ==========   ==========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                        496          975          1,240          1,156         2,555        6,344
   Shares Issued in Connection with the
     Reorganization of the International
     Fund5                                               --           --             --             --            --           --
   Shares Issued upon Reinvestment of
     Distributions                                        7          380             24              1            65           78
   Shares Redeemed                                     (120)      (2,131)          (424)          (612)       (4,107)      (7,526)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Total PBHG Class Share Transactions                  383         (776)           840            545        (1,487)      (1,104)
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Advisor Class2
   Shares Issued                                         --           31             55             --            --           --
   Shares Issued upon Reinvestment of
     Distributions                                       --           31              5             --            --           --
   Shares Redeemed                                      (81)        (400)          (229)            --            --           --
                                                 ----------   ----------     ----------     ----------    ----------   ----------
   Total Advisor Class Share Transactions               (81)        (338)          (169)            --            --           --
                                                  ----------   ----------     ----------     ----------    ----------   ----------
   Net Increase (Decrease) in Shares Outstanding        302       (1,114)           671            545        (1,487)      (1,104)
                                                 ==========   ==========     ==========     ==========    ==========   ==========

1. On December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The operations of the PBHG Special Equity Fund prior to the acquisition were those of the predecessor fund, the NWQ
   Special Equity Portfolio. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc.

2. Information presented for the PBHG Special Equity Fund represents the Institutional Service Class shares of the
   NWQ Special Equity Portfolio. Upon the business combination of the NWQ Special Equity Portfolio and the PBHG
   Special Equity Fund on December 14, 2001, the Institutional Service Class shares of the NWQ Special Equity
   Portfolio were fully liquidated and exchanged for PBHG Class shares of the PBHG Special Equity Fund. Reference
   Note 1 to Financial Statements.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                [LOGO OMITTED] 112

                                                                      PBHG FUNDS

                                                 ----------------------       -----------------------------------
                                                        PBHG                               PBHG
                                                 GLOBAL TECHNOLOGY &                       REIT
                                                 COMMUNICATIONS FUND                       FUND6
                                                 ----------------------       -----------------------------------
                                                  4/1/01      5/31/004         1/1/02       1/1/01       1/1/00
                                                    to           to              to           to           to
                                                  3/31/02      3/31/01         3/31/02     12/31/01     12/31/00
                                                 ---------    ---------       --------     --------     ---------      -
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                  $    (728)   $  (1,053)      $   1,071    $   4,262    $   3,782
   Net Realized Gain (Loss) from Security
     Transactions and Futures                      (36,403)     (35,536)          1,608       11,237          193
   Net Realized Gain (Loss) on Foreign
     Currency Transactions                              (2)          (1)             --           --           --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Futures
     and Foreign Currency Transactions              26,319      (28,065)          5,837       (6,888)      17,053
                                                 ---------    ---------       ---------     --------    ---------
   Net Increase (Decrease) in Net
     Assets Resulting from Operations              (10,814)     (64,655)          8,516        8,611       21,028
                                                 ---------    ---------       ---------     --------    ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                --           --            (867)      (4,401)      (3,811)
   Return of Capital                                    --           --              --         (358)        (802)
   Net Realized Gains from Security
     Transactions                                       --           --              --      (10,469)          --
                                                 ---------    ---------       ---------     --------    ---------
   Total Distributions                                  --           --            (867)     (15,228)      (4,613)
                                                 ---------    ---------       ---------     --------    ---------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                    22,092      188,400          12,341       30,959       26,463
   Shares Issued in Connection with the
     Reorganization of the International
     Fund5                                              --        7,805              --           --           --
   Shares Issued upon Reinvestment of
     Distributions                                      --           --             327        4,727        1,542
   Shares Redeemed                                 (25,541)     (81,641)         (3,356)     (44,237)     (30,953)
                                                 ---------    ---------       ---------     --------    ---------
   Total PBHG Class Transactions                    (3,449)     114,564           9,312       (8,551)      (2,948)
                                                 ---------    ---------       ---------     --------    ---------
   Advisor Class2
   Shares Issued                                        --           --             272        1,361        1,946
   Shares Issued upon Reinvestment of
     Distributions                                      --           --             132        3,139        1,001
   Shares Redeemed                                      --           --          (1,184)      (7,525)     (13,254)
                                                 ---------    ---------       ---------     --------    ---------
   Total Advisor Class Transactions                     --           --            (780)      (3,025)     (10,307)
                                                 ---------    ---------       ---------     --------    ---------
   Increase (Decrease) in Net Assets
     Derived from Capital Share Transactions        (3,449)     114,564           8,532      (11,576)     (13,255)
                                                 ---------    ---------       ---------     --------    ---------
   Total Increase (Decrease) in Net Assets         (14,263)      49,909          16,181      (18,193)       3,160
                                                 ---------    ---------       ---------     --------    ---------
NET ASSETS:
   Beginning of Period                              49,909           --          80,236       98,429       95,269
                                                 ---------    ---------       ---------     --------    ---------
   End of Period                                 $  35,646    $  49,909       $  96,417     $ 80,236    $  98,429
                                                 =========    =========       =========     ========    ========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                     4,813       17,529           1,346        3,166        3,044
   Shares Issued in Connection with the
     Reorganization of the International
     Fund5                                              --        1,084              --           --           --
   Shares Issued upon Reinvestment of
     Distributions                                      --           --              34          534          173
   Shares Redeemed                                  (5,523)      (8,531)           (363)      (4,555)      (3,552)
                                                 ---------    ---------       ---------     --------    ---------
   Total PBHG Class Share Transactions                (710)      10,082           1,017         (855)        (335)
                                                 ---------    ---------       ---------     --------    ---------
   Advisor Class2
   Shares Issued                                        --           --              30          139          225
   Shares Issued upon Reinvestment of
     Distributions                                      --           --              14          358          113
   Shares Redeemed                                      --           --            (130)        (794)      (1,557)
                                                 ---------    ---------       ---------     --------    ---------
   Total Advisor Class Share Transactions               --           --             (86)        (297)      (1,219)
                                                  ---------    ---------       ---------     --------    ---------
   Net Increase (Decrease) in Shares Outstanding      (710)      10,082             931       (1,152)      (1,554)
                                                 =========    =========       =========     ========    ========


                                                 ----------------------      ----------------------
                                                        PBHG                   PBHG TECHNOLOGY &
                                                   STRATEGIC SMALL              COMMUNICATIONS
                                                    COMPANY FUND                     FUND
                                                 ----------------------      -----------------------
                                                  4/1/01        4/1/00         4/1/01        4/1/00
                                                    to            to             to            to
                                                  3/31/02       3/31/01        3/31/02       3/31/01
                                                 ---------    ---------      ----------  ------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                  $    (875)   $   (525)      $   (9,139) $  (20,968)
   Net Realized Gain (Loss) from Security
     Transactions and Futures                       (5,950)     (4,700)        (855,133) (1,311,096)
   Net Realized Gain (Loss) on Foreign
     Currency Transactions                              --          --               --          --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Futures
     and Foreign Currency Transactions              12,900     (22,211)         659,933  (1,436,054)
                                                 ---------    --------       ----------  ----------
   Net Increase (Decrease) in Net
     Assets Resulting
     from Operations                                 6,075     (27,436)        (204,339) (2,768,118)
                                                 ---------    --------       ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                --          --               --          --
   Return of Capital                                    --          --               --          --
   Net Realized Gains from Security
     Transactions                                       --     (12,717)              --    (230,780)
                                                 ---------    --------       ----------  ----------
   Total Distributions                                  --     (12,717)              --    (230,780)
                                                 ---------    --------       ----------  ----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                    89,908     133,854        2,064,008  11,663,880
   Shares Issued in Connection with the
     Reorganization of the International
     Fund5                                              --          --               --          --
   Shares Issued upon Reinvestment of
     Distributions                                      --      12,049               --     212,689
   Shares Redeemed                                 (86,071)   (104,644)      (2,199,759)(11,800,780)
                                                 ---------    --------       ----------  ----------
   Total PBHG Class Transactions                     3,837      41,259         (135,751)     75,789
                                                 ---------    --------       ----------  ----------
   Advisor Class2
   Shares Issued                                        --          --           10,528         300
   Shares Issued upon Reinvestment of
     Distributions                                      --          --               --          --
   Shares Redeemed                                      --          --             (196)         --
                                                 ---------    --------       ----------  ----------
   Total Advisor Class Transactions                     --          --           10,332         300
                                                 ---------    --------       ----------  ----------
   Increase (Decrease) in Net Assets
     Derived from Capital Share
     Transactions                                    3,837      41,259         (125,419)     76,089
                                                 ---------    --------       ----------  ----------
   Total Increase (Decrease) in Net Assets           9,912       1,106         (329,758) (2,922,809)
                                                 ---------    --------       ----------  ----------
NET ASSETS:
   Beginning of Period                              76,331      75,225          921,137   3,843,946
                                                 ---------    --------       ----------  ----------
   End of Period                                 $  86,243    $ 76,331       $  591,379  $  921,137
                                                 =========    ========       ==========  ==========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                     6,741       7,734           99,302     208,728
   Shares Issued in Connection with the
     Reorganization of the International
     Fund5                                              --          --               --          --
   Shares Issued upon Reinvestment of
     Distributions                                      --         780               --       4,593
   Shares Redeemed                                  (6,610)     (6,084)        (106,770)   (211,785)
                                                 ---------    --------       ----------  ----------
   Total PBHG Class Share Transactions                 131       2,430           (7,468)      1,536
                                                 ---------    --------       ----------  ----------
   Advisor Class2
   Shares Issued                                        --          --              700           9
   Shares Issued upon Reinvestment of
     Distributions                                      --          --               --          --
   Shares Redeemed                                      --          --              (12)         --
                                                 ---------    --------       ----------  ----------
   Total Advisor Class Share Transactions               --          --              688           9
                                                  ---------    --------       ----------  ----------
   Net Increase (Decrease) in Shares Outstanding       131       2,430           (6,780)      1,545
                                                 =========    ========       ==========  ==========

3. On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the
   Analytic Enhanced Equity Fund. The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity
   Fund. The Analytic Defensive Equity Fund was a series of the UAM Funds, Inc. II.

4. The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.

5. Net asset value of shares issued in connection with the reorganization of the PBHG
   International Fund. Reference Note 8 to Financial Statements.

6. On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate
   Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate
   Portfolio was a series of UAM Funds Trust.

The accompanying notes are an integral part of the financial statements.

                                    [LOGO OMITTED] 113

            PBHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000) -- Concluded
------------------------------------------------------


                                                        -----------------------------------------  ------------------------------
                                                                            PBHG                                   PBHG
                                                                 IRA CAPITAL PRESERVATION                     CASH RESERVES
                                                                            FUND1                                  FUND
                                                        -----------------------------------------  ------------------------------
                                                          11/1/01        11/1/00        11/1/99        4/1/01         4/1/00
                                                            to             to             to             to             to
                                                          3/31/02       10/31/01       10/31/00       3/31/02        3/31/01
                                                        ----------     -----------    -----------  -------------   ------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                $  4,553       $  1,954       $  1,040     $     12,850    $    34,009
   Net Realized Gain (Loss) from Security Transactions       495            352             28               (5)             7
   Net Change in Unrealized Depreciation
     on Investments and Wrapper Agreements                  (308)          (352)           (28)              --             --
                                                        --------       --------       --------     ------------    -----------
   Net Increase in Net Assets Resulting from Operations    4,740          1,954          1,040           12,845         34,016
                                                        --------       --------       --------     ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                  (4,757)        (1,978)        (1,057)         (12,919)       (33,948)
   Net Realized Gains from Security Transactions            (685)            --             --               --             --
                                                        --------       --------       --------     ------------    -----------
   Total Distributions                                    (5,442)        (1,978)        (1,057)         (12,919)       (33,948)
                                                        --------       --------       --------     ------------    -----------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                         450,353         53,737         23,524       21,459,733     33,620,936
   Shares Issued upon Reinvestment of Distributions        5,324          1,718            865            9,841         23,525
   Redemption Fees                                            17             24             17               --             --
   Shares Redeemed                                        (8,286)        (8,222)        (1,191)     (21,887,450)   (33,698,524)
                                                        --------       --------       --------     ------------    -----------
   Total PBHG Class Transactions                         447,408         47,257         23,215         (417,876)       (54,063)
                                                        --------       --------       --------     ------------    -----------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                          447,408         47,257         23,215         (417,876)       (54,063)
                                                        --------       --------       --------     ------------    -----------
     Total Increase (Decrease) in Net Assets             446,706         47,233         23,198         (417,950)       (53,995)
                                                        --------       --------       --------     ------------    -----------
NET ASSETS:
   Beginning of Period                                    71,298         24,065            867          525,463        579,458
                                                        --------       --------       --------     ------------    -----------
   End of Period                                        $518,004       $ 71,298       $ 24,065     $    107,513    $   525,463
                                                        ========       ========       ========     ============    ===========
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                          45,035          5,373          2,352       21,459,733     33,620,936
   Shares Issued upon Reinvestment of Distributions          532            172             87            9,841         23,525
   Effect of Reverse Stock Split (Note 2)                    (68)            --             --               --             --
   Shares Redeemed                                          (828)          (822)          (119)     (21,887,450)   (33,698,524)
                                                        --------       --------       --------     ------------    -----------
   Total PBHG Class Share Transactions                    44,671          4,723          2,320         (417,876)       (54,063)
                                                        --------       --------       --------     ------------    -----------
   Net Increase (Decrease) in Shares Outstanding          44,671          4,723          2,320         (417,876)       (54,063)
                                                        ========       ========       ========     ============    ===========

1. On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the
   IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation
   Fund prior to the acquisition were those of the predecessor fund, the IRA Capital
   Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM
   Funds Trust.

Amounts designated as "-" are either $0 or have been rounded to $0.

                               [LOGO OMITTED] 114


                                                                                       PBHG FUNDS

                                                                                                                FINANCIAL HIGHLIGHTS
                                                                                                                --------------------
                                                                                      For a Share Outstanding Throughout Each Period
                                                                                                 For the Period Ended March 31, 2002



           Net                         Realized and                                              Net
          Asset             Net         Unrealized       Distributions     Distributions        Asset
          Value         Investment       Gains or          from Net            from             Value
        Beginning         Income         (Losses)         Investment          Capital            End             Total
        of Period         (Loss)       on Securities        Income             Gains          of Period         Return
-------------------------------------------------------------------------------------------------------------------------

---------------------
PBHG CORE GROWTH FUND
---------------------

  PBHG CLASS
  2002 1 $10.70          $(0.13)         $(0.42)             --                 --             $10.15            (5.14)%
  2001 1  30.25           (0.17)         (16.62)             --                $(2.76)          10.70           (59.85)%
  2000 1  14.06           (0.20)          16.39              --                 --              30.25           115.15%
  1999 1  13.53           (0.14)           0.67              --                 --              14.06             3.92%
  1998    10.34           (0.33)           3.52              --                 --              13.53            30.85%

-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

  PBHG CLASS
  2002 1 $15.96          $(0.17)         $(1.56)             --                 --             $14.23           (10.84)%
  2001 1  40.00           (0.10)         (21.81)             --                $(2.13)          15.96           (56.95)%
  2000 1  20.61           (0.21)          20.76              --                 (1.16)          40.00           101.33%
  1999 1  25.83           (0.18)          (4.96)             --                 (0.08)          20.61           (19.91)%
  1998    19.26           (0.24)           6.81              --                 --              25.83            34.11%

----------------
PBHG GROWTH FUND
----------------

  PBHG CLASS
  2002 1 $21.74          $(0.20)         $(2.60)             --                 --             $18.94           (12.88)%
  2001 1  58.73           (0.20)         (30.53)             --                $(6.26)          21.74           (56.57)%
  2000 1  24.51           (0.33)          36.14              --                 (1.59)          58.73           148.57%
  1999 1  28.23           (0.24)          (3.48)             --                 --              24.51           (13.18)%
  1998    21.06           (0.26)           7.43              --                 --              28.23            34.05%

  ADVISOR CLASS
  2002 1 $21.46          $(0.26)         $(2.54)             --                 --             $18.66           (13.05)%
  2001 1  58.19           (0.30)         (30.17)             --                $(6.26)          21.46           (56.65)%
  2000 1  24.35           (0.42)          35.85              --                 (1.59)          58.19           147.98%
  1999 1  28.12           (0.30)          (3.47)             --                 --              24.35           (13.41)%
  1998    21.03           (0.15)           7.24              --                 --              28.12            33.71%

----------------------
PBHG LARGE CAP 20 FUND
----------------------

  PBHG CLASS
  2002 1 $17.81          $(0.11)         $(2.55)             --                 --             $15.15           (14.94)%
  2001 1  44.34           (0.12)         (22.04)             --                $(4.37)          17.81           (53.84)%
  2000 1  24.10           (0.25)          26.26              --                 (5.77)          44.34           117.88%
  1999 1  15.98           (0.12)           8.46              --                 (0.22)          24.10            52.52%
  1998     9.25           (0.07)           6.80              --                 --              15.98            72.76%

  ADVISOR CLASS
  2002 1  $17.80         $(0.16)         $(2.54)             --                 --             $15.10           (15.17)%
  2001 1,2 25.20          (0.02)          (7.38)             --                 --              17.80           (29.37)%+

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2002 1 $22.90          $(0.14)         $(3.09)             --                 --             $19.67           (14.10)%
  2001 1  38.37           (0.05)         (13.48)             --                $(1.94)          22.90           (36.55)%
  2000 1  24.57           (0.23)          21.32              --                 (7.29)          38.37            98.60%
  1999 1  22.69           (0.16)           3.53              --                 (1.49)          24.57            15.90%
  1998    14.26           (0.19)           8.82              --                 (0.20)          22.69            60.80%

  ADVISOR CLASS
  2002 1 $22.89          $(0.19)         $(3.08)             --                 --             $19.62           (14.29)%
  2001 1,2 29.10          (0.03)          (6.18)             --                 --              22.89           (21.34)%+



                                                                                   Ratio              Ratio of Net
                                              Ratio           Ratio             of Expenses            Investment
                                           of Expenses       of Net             to Average            Income (Loss)
               Net                         to Average      Investment           Net Assets             to Average
             Assets          Ratio         Net Assets        Income             (Excluding             Net Assets
               End        of Expenses      (Including        (Loss)               Waivers              (Excluding         Portfolio
            of Period     to Average         Expense       to Average           and Expense            Waivers and        Turnover
              (000)       Net Assets       Reduction)      Net Assets           Reduction)         Expense Reduction)       Rate
------------------------------------------------------------------------------------------------------------------------------------

---------------------
PBHG CORE GROWTH FUND
---------------------

  PBHG CLASS
2002 1    $   53,514          1.49%            1.47%        (1.17)%               1.49%                  (1.19)%          226.55%
2001 1        63,359          1.31%            1.31%        (0.73)%               1.31%                  (0.73)%          133.31%
2000 1       166,099          1.33%            1.33%        (1.02)%               1.33%                  (1.02)%          312.32%
1999 1        86,485          1.45%            1.45%        (1.16)%               1.45%                  (1.16)%          120.93%
1998         165,510          1.35%            1.35%        (1.07)%               1.35%                  (1.07)%           72.78%

-------------------------
PBHG EMERGING GROWTH FUND
-------------------------

PBHG CLASS
2002 1    $  408,161          1.39%            1.38%        (1.06)%               1.39%                  (1.07)%          150.95%
2001 1       538,294          1.26%            1.26%        (0.33)%               1.26%                  (0.33)%           89.91%
2000 1     1,336,938          1.24%            1.24%        (0.76)%               1.24%                  (0.76)%          141.81%
1999 1       736,008          1.34%            1.34%        (0.80)%               1.34%                  (0.80)%          101.53%
1998       1,404,157          1.27%            1.27%        (0.80)%               1.27%                  (0.80)%           95.21%

----------------
PBHG GROWTH FUND
----------------

PBHG CLASS
2002 1  $1,925,422          1.33%            1.32%          (0.95)%               1.33%                  (0.96)%          170.67%
2001 1   2,883,036          1.25%            1.25%          (0.46)%               1.25%                  (0.46)%          104.48%
2000 1   6,465,234          1.23%            1.23%          (0.90)%               1.23%                  (0.90)%          107.73%
1999 1   3,228,740          1.32%            1.32%          (0.99)%               1.32%                  (0.99)%           80.51%
1998     5,338,380          1.26%            1.26%          (0.74)%               1.26%                  (0.74)%           94.21%

ADVISOR CLASS
2002 1  $   50,259          1.58%            1.57%          (1.20)%               1.58%                  (1.22)%          170.67%
2001 1      69,469          1.50%            1.50%          (0.71)%               1.50%                  (0.71)%          104.48%
2000 1     143,937          1.48%            1.48%          (1.15)%               1.48%                  (1.15)%          107.73%
1999 1      66,235          1.57%            1.57%          (1.24)%               1.57%                  (1.24)%           80.51%
1998        89,227          1.51%            1.51%          (1.02)%               1.51%                  (1.02)%           94.21%

----------------------
PBHG LARGE CAP 20 FUND
----------------------

PBHG CLASS
2002 1  $  333,115          1.36%            1.35%          (0.66)%               1.36%                  (0.67)%          152.53%
2001 1     501,921          1.23%            1.23%          (0.34)%               1.23%                  (0.34)%          142.46%
2000 1   1,083,460          1.23%            1.23%          (0.82)%               1.23%                  (0.82)%          147.35%
1999 1     603,077          1.27%            1.27%          (0.64)%               1.27%                  (0.64)%           76.41%
1998       192,631          1.41%            1.41%          (0.79)%               1.41%                  (0.79)%           98.27%

ADVISOR CLASS
2002 1  $       60          1.61%            1.60%          (0.91)%               1.61%                  (0.92)%          152.53%
2001 1,2        71          1.54%*           1.54%*         (0.40)%*              1.54%*                 (0.40)%*         142.46%

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

PBHG CLASS
2002 1  $  258,297          1.26%            1.25%          (0.62)%               1.26%                  (0.63)%          148.93%
2001 1     327,689          1.18%            1.18%          (0.14)%               1.18%                  (0.14)%          146.18%
2000 1     256,965          1.17%            1.17%          (0.79)%               1.17%                  (0.79)%          184.36%
1999 1     144,089          1.25%            1.25%          (0.71)%               1.25%                  (0.71)%           46.16%
1998       145,662          1.22%            1.22%          (0.79)%               1.22%                  (0.79)%           46.56%

ADVISOR CLASS
2002 1  $      156          1.51%            1.50%          (0.87)%               1.51%                  (0.88)%          148.93%
2001 1,2        79          1.43%*           1.43%*         (0.42)%*              1.43%*                 (0.42)%*         146.18%


The accompanying notes are an integral part of the financial statements.

                                    [LOGO OMITTED] 115

         PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------
For a Share Outstanding Throughout Each Period
For the Period Ended March 31, 2002





           Net                         Realized and                                              Net
          Asset             Net         Unrealized       Distributions     Distributions        Asset
          Value         Investment       Gains or          from Net            from             Value
        Beginning         Income         (Losses)         Investment          Capital            End             Total
        of Period         (Loss)       on Securities        Income             Gains          of Period         Return
-------------------------------------------------------------------------------------------------------------------------

-----------------
PBHG LIMITED FUND
-----------------

PBHG CLASS
2002 1    $9.42          $(0.10)          $0.22              --              $  (0.14)          $9.40             1.17%
2001 1    23.11           (0.08)          (8.17)             --                 (5.44)           9.42           (42.99)%
2000 1    11.95           (0.12)          15.20              --                 (3.92)          23.11           137.27%
1999 1    14.08           (0.10)          (1.45)             --                 (0.58)          11.95           (11.01)%
1998       9.05           (0.10)           5.53              --                 (0.40)          14.08            60.78%

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------

PBHG CLASS
2002 1   $27.77          $(0.30)         $(1.36)             --                 --             $26.11            (5.98)%
2001 1    98.19           (0.48)         (43.78)             --               $(26.16)          27.77           (54.38)%
2000 1    16.47           (0.71)          85.60              --                 (3.17)          98.19           529.94%
1999 3    13.52           (0.01)           2.96              --                 --              16.47            21.82%+

-----------------------
PBHG SELECT EQUITY FUND
-----------------------

PBHG CLASS
2002 1   $26.58          $(0.25)         $(3.59)             --                 --             $22.74           (14.45)%
2001 1    77.81           (0.24)         (48.55)             --              $  (2.44)          26.58           (64.23)%
2000 1    25.93           (0.34)          58.71              --                 (6.49)          77.81           240.82%
1999 1    24.15           (0.21)           1.99              --                 --              25.93             7.37%
1998      15.91           (0.44)           8.68              --                 --              24.15            51.79%

-----------------------
PBHG CLIPPER FOCUS FUND
-----------------------

PBHG CLASS
2002 4   $15.92           $0.20           $2.34             $(0.14)           $ (1.92)         $16.40            17.48%+
2001 5    10.87            0.21            5.49              (0.21)             (0.44)          15.92            53.22%
2000 5    12.19            0.16           (1.18)             (0.16)             (0.14)          10.87            (8.39)%
1999 5,6  10.00            0.05            2.18              (0.04)                --**         12.19            22.33%+

-----------------------
PBHG FOCUSED VALUE FUND
-----------------------

PBHG CLASS
2002 1   $17.41          $(0.04)         $(1.03)            $(0.06)           $ (0.08)         $16.20            (6.18)%
2001 1    18.51            0.07           (0.74)                --              (0.43)          17.41            (3.59)%
2000 1    10.46           (0.01)           8.93                 --              (0.87)          18.51            89.17%
1999 3    10.32           --               0.14                 --                 --           10.46             1.36%+

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------

PBHG CLASS
2002 1   $13.90           $0.03          $(0.57)            $(0.02)                --          $13.34            (3.86)%
2001 1    11.97            0.21            2.21              (0.08)          $  (0.41)          13.90            20.42%
2000      13.85            0.12            1.78              (0.08)             (3.70)          11.97            14.25%
1999      13.01            0.08            2.45              (0.10)             (1.59)          13.85            20.29%
1998      10.11            0.02            3.84              (0.06)             (0.90)          13.01            39.47%

ADVISOR CLASS
2002 1   $13.88              --          $(0.58)                --                 --          $13.30            (4.15)%
2001 1,2  13.88          $ 0.01           (0.01)                --                 --           13.88             0.00%+



                                                                                       Ratio           Ratio of Net
                                                  Ratio              Ratio          of Expenses         Investment
                                               of Expenses          of Net          to Average         Income (Loss)
              Net                              to Average         Investment        Net Assets          to Average
            Assets              Ratio          Net Assets           Income          (Excluding          Net Assets
              End            of Expenses       (Including           (Loss)            Waivers           (Excluding         Portfolio
           of Period         to Average          Expense          to Average        and Expense         Waivers and        Turnover
             (000)           Net Assets        Reduction)         Net Assets        Reduction)      Expense Reduction)       Rate
-----------------------------------------------------------------------------------------------------------------------------------

-----------------
PBHG LIMITED FUND
-----------------

PBHG CLASS
2002 1  $   74,076              1.41%             1.40%             (1.04)%            1.41%               (1.05)%          156.08%
2001 1      77,505              1.33%             1.33%             (0.48)%            1.33%               (0.48)%           85.07%
2000 1     155,130              1.32%             1.32%             (0.76)%            1.32%               (0.76)%          107.78%
1999 1     108,011              1.40%             1.40%             (0.81)%            1.40%               (0.81)%          111.07%
1998       178,168              1.40%             1.40%             (0.72)%            1.40%               (0.72)%           81.36%

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------

PBHG CLASS
2002 1  $   47,813              1.44%             1.43%             (1.13)%            1.44%               (1.14)%          295.41%
2001 1      65,357              1.34%             1.34%             (0.76)%            1.34%               (0.76)%          267.34%
2000 1     355,600              1.34%             1.34%             (1.15)%            1.34%               (1.15)%          668.31%
1999 3      16,742              1.50%*            1.50%*            (0.80)%*           1.59%*              (0.89)%*         109.43%+

-----------------------
PBHG SELECT EQUITY FUND
-----------------------

PBHG CLASS
2002 1  $  413,134              1.38%             1.37%             (0.94)%            1.38%               (0.95)%          301.58%
2001 1     662,551              1.26%             1.26%             (0.43)%            1.26%               (0.43)%          157.72%
2000 1   1,691,298              1.18%             1.18%             (0.68)%            1.18%               (0.68)%          200.56%
1999 1     235,904              1.34%             1.34%             (0.90)%            1.34%               (0.90)%           56.59%
1998       336,076              1.35%             1.35%             (1.15)%            1.35%               (1.15)%           72.16%

-----------------------
PBHG CLIPPER FOCUS FUND
-----------------------

PBHG CLASS
2002 4  $  621,735              1.40%*            1.40%*             1.26%*            1.44%*               1.23%*           39.02%+
2001 5     272,069              1.40%             1.40%              1.41%             1.41%                1.40%           111.00%
2000 5      84,226              1.40%             1.40%              1.47%             1.47%                1.40%            54.00%
1999 5,6    64,135              1.40%*            1.40%*             1.05%*            2.08%*               0.37%*           22.00%+

-----------------------
PBHG FOCUSED VALUE FUND
-----------------------

PBHG CLASS
2002 1  $   34,675              1.37%             1.36%             (0.24)%            1.37%               (0.25)%          433.98%
2001 1      58,724              1.34%             1.34%              0.37%             1.34%                0.37%           404.36%
2000 1      22,556              1.50%             1.50%             (0.10)%            1.55%               (0.15)%          853.36%
1999 3       3,658              1.50%*            1.50%*             0.09%*            2.67%*              (1.08)%*         173.09%+

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------

PBHG CLASS
2002 1  $  524,236              1.14%             1.13%              0.24%             1.14%                0.24%           947.66%
2001 1     425,414              1.16%             1.16%              0.91%             1.16%                0.91%          1184.89%
2000        32,922              1.11%             1.11%              0.71%             1.11%                0.71%          1018.03%
1999        44,922              1.01%             1.01%              0.59%             1.01%                0.59%           568.20%
1998        76,476              1.17%             1.17%              0.98%             1.17%                0.98%           403.59%

ADVISOR CLASS
2002 1  $       195              1.39%            1.38%             (0.04)%            1.39%               (0.04)%          947.66%
2001 1,2        100              1.40%*           1.40%*             0.39%*            1.40%*               0.39%*         1184.89%

The accompanying notes are an integral part of the financial statements.

                                    [LOGO OMITTED] 116


                                                                                                    PBHG FUNDS




        Net                                      Realized and
       Asset                      Net             Unrealized                Distributions       Distributions
       Value                  Investment           Gains or                   from Net              from           Return
     Beginning                  Income             (Losses)                  Investment            Capital           of
     of Period                  (Loss)           on Securities                 Income               Gains          Capital
------------------------------------------------------------------------------------------------------------------------------------

-----------------------
PBHG MID-CAP VALUE FUND
-----------------------

PBHG CLASS
2002 1    $14.44                $(0.02)              $1.32                        --                 --              --
2001 1     13.82                  0.09                1.20                    $(0.03)            $(0.64)             --
2000 1     15.09                 (0.02)               5.03                        --              (6.28)             --
1999       15.30                    --                0.92                        --              (1.13)             --
1998 7     10.00                 (0.01)               6.00                        --              (0.69)             --

ADVISOR CLASS
2002 1,8  $13.90                $(0.03)              $1.85                        --                 --              --

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------

PBHG CLASS
2002 1    $18.48                $(0.14)              $2.31                        --                 --              --
2001 1     18.75                 (0.02)               0.58                        --             $(0.83)             --
2000 1     11.38                 (0.08)               7.45                        --                 --              --
1999 1     15.38                 (0.09)              (3.06)                       --              (0.85)             --
1998 7     10.00                 (0.03)               6.15                        --              (0.74)             --

ADVISOR CLASS
2002 1    $18.47                $(0.22)              $2.35                        --                 --              --
2001 1,2   19.67                 (0.02)              (1.18)                       --                 --              --

------------------------
PBHG SPECIAL EQUITY FUND
------------------------

PBHG CLASS
2002 9    $11.73                 $0.05               $2.20                    $(0.06)                --              --
2001 10    13.28                  0.08                0.09                     (0.06)            $ (1.66)            --
2000 10    11.84                  0.07                1.55                     (0.07)              (0.11)            --
1999 10    10.01                  0.03                1.88                     (0.03)              (0.05)            --
1998 10,11 10.00                  0.02               (0.01)                       --                 --              --

----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------

PBHG CLASS
2002 12   $10.33                 $0.02               $0.07                       --**                --              --
2001 13    11.09                  0.07               (0.76)                   $(0.07)                --              --
2000 13    12.31                  0.06               (1.20)                    (0.06)             $(0.02)            --
1999 13    10.90                  0.10                2.06                     (0.10)              (0.65)            --
1998 13     8.43                  0.06                3.07                     (0.07)              (0.59)            --
1997 13     7.43                  0.09                2.12                     (0.10)              (1.11)            --

--------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
--------------------------------------------

2002 1     $4.95                $(0.08)             $(1.07)                       --                 --              --
2001 1,14  10.00                 (0.12)              (4.93)                       --                 --              --

--------------
PBHG REIT FUND
--------------

  PBHG CLASS
2002 15    $8.78                 $0.09               $0.80                    $(0.09)                --              --
2001 13     9.56                  0.47                0.46                     (0.45)            $(1.21)         $(0.05)16
2000 13     8.04                  0.36                1.60                     (0.36)                --           (0.08)16
1999 13     8.62                  0.43               (0.54)                    (0.47)                --              --
1998 13    10.49                  0.32               (1.88)                    (0.31)                --              --
1997 13    10.96                  0.40                1.82                     (0.45)             (2.24)             --

ADVISOR CLASS
2002 15    $8.75                 $0.09               $0.79                    $(0.08)                --              --
2001 13     9.55                  0.43                0.45                     (0.43)             $(1.21)        $(0.04)16
2000 13     8.04                  0.31                1.60                     (0.33)                --           (0.07)16
1999 13     8.62                  0.39               (0.53)                    (0.44)                --              --
1998 13    10.50                  0.25               (1.86)                    (0.27)                --              --
1997 13    10.98                  0.35                1.80                     (0.39)             (2.24)             --



                                                                                                    PBHG FUNDS

                                                                                                          Ratio of
                                                                           Ratio            Ratio         Expenses
                                                                        of Expenses        of Net        to Average
             Net                          Net                           to Average       Investment      Net Assets
            Asset                       Assets          Ratio           Net Assets         Income        (Excluding
            Value                         End        of Expenses        (Including         (Loss)          Waivers
             of            Total       of Period     to Average           Expense        to Average      and Expense
           Period         Return         (000)       Net Assets         Reduction)       Net Assets      Reduction)
--------------------------------------------------------------------------------------------------------------------------

-----------------------
PBHG MID-CAP VALUE FUND
-----------------------

PBHG CLASS
2002 1      $15.74          9.00%      $464,987           1.32%             1.31%          (0.15)%           1.32%
2001 1       14.44          9.43%       231,117           1.35%             1.35%           0.40%            1.35%
2000 11      13.82         42.21%        60,690           1.44%             1.44%          (0.15)%           1.44%
1999         15.09          8.35%        56,981           1.33%             1.33%           0.01%            1.33%
1998 7       15.30         61.06%+       54,173           1.47%*            1.47%*         (0.17)%*          1.47%*

ADVISOR CLASS
2002 1,8    $15.72         13.09%+         $127           1.55%*            1.54%*         (0.49)%*          1.55%*

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------

PBHG CLASS
2002 1      $20.65         11.74%      $290,007           1.48%             1.48%          (0.72)%           1.48%
2001 1       18.48          2.99%       251,994           1.49%             1.49%          (0.09)%           1.49%
2000 1       18.75         64.76%        92,634           1.50%             1.50%          (0.56)%           1.58%
1999 1       11.38        (20.93)%       69,787           1.48%             1.48%          (0.71)%           1.48%
1998 7       15.38         62.27%+      125,834           1.49%*            1.49%*         (0.52)%*          1.49%*

ADVISOR CLASS
2002 1      $20.60         11.53%          $364           1.73%             1.73%          (1.12)%           1.73%
2001 1,2     18.47         (6.10)%+          94           1.73%*            1.73%*         (0.34)%*          1.73%*

------------------------
PBHG SPECIAL EQUITY FUND
------------------------

PBHG CLASS
2002 9      $13.92         19.20%+      $25,505           1.25%*            1.25%*          0.86% *          2.21%*
2001 10      11.73          1.23%        16,996           1.25%             1.25%           0.54%            1.54%
2000 10      13.28         13.80%        29,547           1.15%             1.15%           0.60%            1.66%
1999 10      11.84         19.33%        16,406           1.22%             1.22%           0.26%            1.70%
1998 10,11   10.01          0.10%+       14,167           1.16%*            1.16%*          0.42%*           1.98%*

----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------

PBHG CLASS
2002 12     $10.42          0.89%+     $101,615           0.99%*            0.99%*          0.63%*          1.33%*
2001 13      10.33         (6.22)%       95,031           0.99%             0.99%           0.64%            1.09%
2000 13      11.09         (9.33)%      118,545           0.97%             0.97%           0.53%            0.97%
1999 13      12.31         20.06%       145,185           0.99%             0.99%           1.08%            1.11%
1998 13      10.90         37.82%        33,889           1.26%             1.26%           0.78%            2.25%
1997 13       8.43         29.86%         7,331           1.00%             1.00%           1.17%            2.24%

--------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
--------------------------------------------

2002 1       $3.80        (23.23)%      $35,646           2.30%             2.15%          (1.75)%           2.60%
2001 1,14     4.95        (50.50)%+      49,909           2.15%*            2.15%*         (1.57)%*          2.15%*

--------------
PBHG REIT FUND
--------------

  PBHG CLASS
2002 15      $9.58         10.11%+      $76,679           1.36%*            1.36%*          4.20% *          1.47%*
2001 13       8.78         10.41%        61,378           1.14%             1.14%           4.57%            1.14%
2000 13       9.56         24.90%        75,013           1.36%             1.36%           4.14%            1.36%
1999 13       8.04         (1.16)%       65,767           1.25%             1.25%           5.12%            1.25%
1998 13       8.62        (15.12)%       79,717           1.22%             1.22%           3.14%            1.22%
1997 13      10.49         21.12%       134,746           1.09%             1.09%           3.57%            1.09%

ADVISOR CLASS
2002 15      $9.55         10.08%+      $19,738           1.61%*            1.61%*          3.86%*           1.72%*
2001 13       8.75          9.88%17      18,858           1.62%             1.62%           4.07%            1.62%
2000 13       9.55         24.22%17      23,417           1.89%             1.89%           3.54%            1.89%
1999 13       8.04         (1.62)%17     29,502           1.73%             1.73%           4.64%            1.73%
1998 13       8.62        (15.54)%17     46,665           1.73%             1.73%           2.65%            1.73%
1997 13      10.50         20.44%17      85,222           1.59%             1.59%           3.14%            1.59%



             Ratio of Net
              Investment
             Income (Loss)
              to Average
              Net Assets
              (Excluding
                Waivers          Portfolio
              and Expense        Turnover
              Reduction)           Rate
-------------------------------------------

-----------------------
PBHG MID-CAP VALUE FUND
-----------------------

PBHG CLASS
2002 1       (0.15)%            236.85%
2001 1        0.40%             248.10%
2000 11      (0.15)%            742.57%
1999          0.01%             732.73%
1998 7       (0.17)%*           399.96%+

ADVISOR CLASS
2002 1,8     (0.49)%*           236.85%

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------

PBHG CLASS
2002 1       (0.72)%            144.85%
2001 1       (0.09)%            177.69%
2000 1       (0.64)%            352.85%
1999 1       (0.71)%            273.87%
1998 7       (0.52)%*           263.04%+

ADVISOR CLASS
2002 1       (1.12)%            144.85%
2001 1,2     (0.34)%*           177.69%

------------------------
PBHG SPECIAL EQUITY FUND
------------------------

PBHG CLASS
2002 9       (0.10)%*            13.92%+
2001 10       0.25%              66.00%
2000 10       0.09%              49.00%
1999 10      (0.22)%             26.00%
1998 10,11   (0.41)%*            23.00%+

----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------

PBHG CLASS
2002 12       0.29%*             65.99%+
2001 13       0.54%             229.00%
2000 13       0.53%             270.00%
1999 13       0.96%             261.00%
1998 13      (0.21)%            297.00%
1997 13      (0.07)%            189.00%

--------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
--------------------------------------------

2002 1        (2.20)%           192.61%
2001 1,14     (1.57)%*          314.47%+

--------------
PBHG REIT FUND
--------------

PBHG CLASS
2002 15       4.09%*             25.08%+
2001 13       4.57%             139.00%
2000 13       4.14%              76.00%
1999 13       5.12%              49.00%
1998 13       3.14%              80.00%
1997 13       3.57%              90.00%

ADVISOR CLASS
2002 15       3.73%*             25.08%+
2001 13       4.07%             139.00%
2000 13       3.54%              76.00%
1999 13       4.64%              49.00%
1998 13       2.65%              80.00%
1997 13       3.14%              90.00%



The accompanying notes are an integral part of the financial statements.

                                    [LOGO OMITTED] 117

            PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
---------------------------------
For a Share Outstanding Throughout Each Period
For the Period Ended March 31, 2002





             Net                                          Realized and
            Asset               Net                        Unrealized      Distributions      Distributions
            Value           Investment                      Gains or         from Net             from            Reverse
          Beginning           Income      Redemption        (Losses)        Investment           Capital        Stock Split
          of Period           (Loss)         Fees         on Securities       Income              Gains          (Note 2)
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

PBHG CLASS
2002 1     $12.08            $(0.13)          --             $1.42              --                 --               --
2001 1      19.34             (0.11)          --             (4.55)             --             $(2.60)              --
2000 1      10.54             (0.13)          --             10.18              --              (1.25)              --
1999 1      12.89             (0.11)          --             (1.78)             --              (0.46)              --
1998         8.86             (0.11)          --              5.01              --              (0.87)              --

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

PBHG CLASS
2002 1     $19.70            $(0.21)          --            $(4.70)             --                 --               --
2001 1      85.02             (0.46)          --            (59.61)             --             $(5.25)              --
2000 1      27.59             (0.54)          --             62.84              --              (4.87)              --
1999 1      19.27             (0.19)          --              8.80              --              (0.29)              --
1998        14.63             (0.23)          --              5.72              --              (0.85)              --

ADVISOR CLASS
2002 1     $19.70            $(0.23)          --            $(4.72)             --                 --               --
2001 1,3    34.43             (0.04)          --            (14.69)             --                 --               --

----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------

PBHG CLASS
2002 18    $10.00             $0.20           --**              --          $(0.20)            $(0.04)           $0.04
2001 10     10.00              0.61        $0.01                --           (0.62)                --               --
2000 10     10.00              0.65         0.01                --           (0.66)                --               --
1999 10,19  10.00              0.11           --                --           (0.11)                --               --

-----------------------
PBHG CASH RESERVES FUND
-----------------------

PBHG CLASS
2002        $1.00             $0.03           --               --           $(0.03)                --               --
2001         1.00              0.06           --               --            (0.06)                --               --
2000         1.00              0.05           --               --            (0.05)                --               --
1999         1.00              0.05           --               --            (0.05)                --               --
1998         1.00              0.05           --               --            (0.05)                --               --





                                                                             Ratio             Ratio
                                                                          of Expenses         of Net
              Net                          Net                            to Average        Investment
             Asset                       Assets           Ratio           Net Assets          Income
             Value                         End         of Expenses        (Including          (Loss)
              End           Total       of Period      to Average           Expense         to Average
           of Period       Return         (000)        Net Assets         Reduction)        Net Assets
--------------------------------------------------------------------------------------------------------------


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

PBHG CLASS
2002 1     $13.37        10.68%     $  86,243           1.50%               1.49%            (0.96)%
2001 1      12.08       (27.04)%       76,331           1.50%               1.50%            (0.63)%
2000 1      19.34        99.74%        75,225           1.50%               1.50%            (0.93)%
1999 1      10.54       (14.52)%       48,029           1.50%               1.50%            (0.97)%
1998        12.89        56.54 %      111,983           1.45%               1.45%            (0.92)%

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

PBHG CLASS
2002 1     $14.79       (24.92)%     $581,091           1.39%               1.38%            (1.17)%
2001 1      19.70       (74.20)%      920,965           1.25%               1.25%            (0.81)%
2000 1      85.02       233.99%     3,843,946           1.19%               1.19%            (0.96)%
1999 1      27.59        45.33%       536,405           1.34%               1.34%            (0.96)%
1998        19.27        38.29%       495,697           1.30%               1.30%            (0.91)%

ADVISOR CLASS
2002 1     $14.75       (25.13)%      $10,288           1.64%               1.63%            (1.42)%
2001 1,3    19.70       (42.78)%+         172           1.50%*              1.50%*           (0.58)%*

----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------

PBHG CLASS
2002 18    $10.00         1.98%+     $518,004           1.00%*              1.00%*            4.67%*
2001 10     10.00         6.34%        71,298           1.00%               1.00%             5.97%
2000 10     10.00         6.80%        24,065           1.03%               1.03%             6.53%
1999 10,19  10.00         1.12%+          867           1.00%*              1.00%*            6.67%*

-----------------------
PBHG CASH RESERVES FUND
-----------------------

PBHG CLASS
2002        $1.00         2.55%      $107,513           0.59%               0.58%             2.92%
2001         1.00         5.98%       525,463           0.52%               0.52%             5.78%
2000         1.00         4.81%       579,458           0.69%               0.69%             4.78%
1999         1.00         4.84%       144,239           0.70%               0.70%             4.72%
1998         1.00         5.13%       117,574           0.68%               0.68%             5.00%




            Ratio       Ratio of Net
         of Expenses     Investment
         to Average     Income (Loss)
         Net Assets      to Average
         (Excluding      Net Assets
           Waivers   (Excluding Waivers  Portfolio
         and Expense     and Expense     Turnover
         Reduction)      Reduction)        Rate
----------------------------------------------------


---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

PBHG CLASS
2002 1      1.52%          (0.97)%       118.88%
2001 1      1.50%          (0.63)%       143.04%
2000 1      1.55%          (0.98)%       240.55%
1999 1      1.54%          (1.01)%       140.89%
1998        1.45%          (0.92)%       215.46%

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

PBHG CLASS
2002 1      1.39%          (1.19)%       185.33%
2001 1      1.25%          (0.81)%       291.41%
2000 1      1.19%          (0.96)%       362.38%
1999 1      1.34%          (0.96)%       276.07%
1998        1.30%          (0.91)%       259.89%

ADVISOR CLASS
2002 1      1.64%          (1.44)%       185.33%
2001 1,3    1.50%*         (0.58)%*      291.41%

----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------

PBHG CLASS
2002 18     1.32%*          4.35%*       116.91%+
2001 10     1.62%           5.35%        196.00%
2000 10     1.84%           5.69%         72.00%
1999 10,19 46.23%*        (38.56)%*      137.00%+

-----------------------
PBHG CASH RESERVES FUND
-----------------------

PBHG CLASS
2002        0.59%           2.91%          n/a
2001        0.52%           5.78%          n/a
2000        0.69%           4.78%          n/a
1999        0.70%           4.72%          n/a
1998        0.68%           5.00%          n/a





*  Annualized
** Amount is less than $0.01 per share.
+  Total return and portfolio turnover have not been annualized.
1  Per share calculations were performed using average shares for the period.
2  The PBHG Large Cap 20 Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class,
   PBHG Large Cap Value Fund Advisor Class, PBHG Small Cap Value Fund Advisor Class and
   PBHG Technology & Communications Fund Advisor Class commenced operations on December
   29, 2000.
3  The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on
   February 12, 1999.
4  On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the Clipper
   Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus
   Portfolio was a series of the UAM Funds Trust.
5  For the year or period ended April 30.
6  The PBHG Clipper Focus Fund commenced operations on September 10, 1998.
7  The PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund commenced operations on
   April 30, 1997.
8  The PBHG Mid-Cap Value Fund Advisor class commenced operations on October 31, 2001.
9  On December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ
   Special Equity Portfolio. The operations of the PBHG Special Equity Fund prior to the acquisition were those of the predecessor fund, the NWQ Special Equity Portfolio. The
   NWQ Special Equity Portfolio was a series of the UAM Funds, Inc.
10 For the year or period ended October 31.
11 The PBHG Special Equity Fund commenced operations on November 4, 1997.
12 On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the
   Analytic Enhanced Equity Fund. The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity
   Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
13 For the year ended December 31.
14 The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.
15 On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate
   Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate
   Portfolio was a series of UAM Funds Trust.
16 Historically, the PBHG REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
17 The total returns prior to the acquisition do not include the sales charge. The Advisor
   Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%.
   Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.
18 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the
   IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation
   Fund prior to the acquisition were those of the predecessor fund, the IRA Capital
   Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM
   Funds Trust.
19 The PBHG IRA Capital Preservation Fund commenced operations on August 31, 1999. Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                    [LOGO OMITTED] 118

                                       PBHG FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------
                                                            As of March 31, 2002


1.  ORGANIZATION

PBHG Funds (the "Fund"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund became a Delaware business trust effective July 16, 2001 and changed its name from The PBHG Funds, Inc. The Fund currently offers twenty-one series: the PBHG Core Growth Fund (the "Core Growth Fund"), the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Growth Fund (the "Growth Fund"), the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Limited Fund (the "Limited Fund"), the PBHG New Opportunities Fund (the "New Opportunities Fund"), the PBHG Select Equity Fund (the "Select Equity Fund"), the PBHG Clipper Focus Fund (the "Clipper Focus Fund"), the PBHG Focused Value Fund (the "Focused Value Fund"), the PBHG Large Cap Value Fund (the "Large Cap Value Fund"), the PBHG Mid-Cap Value Fund (the "Mid-Cap Value Fund"), the PBHG Special Equity Fund (the "Special Equity Fund", formerly the PBHG New Perspective Fund), the PBHG Small Cap Value Fund (the "Small Cap Value Fund"), the PBHG Disciplined Equity Fund (the "Disciplined Equity Fund"), the PBHG Global Technology & Communications Fund (the "Global Technology & Communications Fund"), the PBHG REIT Fund (the "REIT Fund"), the PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"), the PBHG Technology & Communications Fund (the "Technology & Communications Fund"), the PBHG IRA Capital Preservation Fund (the "IRA Capital Preservation Fund") and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap 20, Clipper Focus, Focused Value, Technology & Communications, and Global Technology & Communications Funds, which are classified as non-diversified management investment companies. Each Portfolio's prospectus provides a description of its investment objectives, policies and investment strategies. The Fund is registered to offer two classes of shares, PBHG Class and Advisor Class, formerly known as the "Trust Class." Currently, the Advisor Class of shares is only offered by the Growth, Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, Small Cap Value, REIT and Technology & Communications Funds. The assets of each Portfolio are segregated, and a shareholders interest is limited to the Portfolio in which shares are held.

The Clipper Focus, REIT, IRA Capital Preservation, Special Equity and Disciplined Equity Funds (each an "Acquiring Fund" and collectively the "Acquiring Funds") have each acquired all of the assets of the Clipper Focus, Heitman Real Estate and IRA Capital Preservation Portfolios of UAM Funds Trust, the NWQ Special Equity Portfolio of UAM Funds, Inc. and the Analytic Enhanced Equity Fund of UAM Funds, Inc. II, respectively (each an "Acquired Fund" and collectively the "Acquired Funds"). Following approval by their respective Boards and shareholders, the tax-free reorganizations for the Clipper Focus, NWQ Special Equity and Heitman Real Estate Portfolios took place on December 14, 2001 and the tax-free reorganizations of the Enhanced Equity Fund and the IRA Capital Preservation Portfolio took place on January 11, 2002. All of the shareholders of the Acquired Funds received PBHG Class shares of the respective Acquiring Funds, except that the Advisor Class shareholders of Heitman Real Estate Portfolio received Advisor Class shares of REIT Fund. Each shareholder of an Acquired Fund received a number of shares of the corresponding Acquiring Fund with an aggregate net asset value equal tot hat of his or her shares of the Acquired Funds. The net assets upon reorganization, and the number of shares issued and redeemed by the corresponding Acquiring Funds, are as follows:

                                        NET ASSETS
                                           UPON           ACQUIRING FUND      ACQUIRED FUND
    ACQUIRING FUND                    REORGANIZATION      SHARES ISSUED       SHARES REDEEMED
---------------------------------------------------------------------------------------------
PBHG Clipper Focus Fund -
   PBHG Class                        $323,953,417          22,134,825          22,134,825

PBHG Special Equity Fund
   PBHG Class/Institutional Class      19,703,207           1,575,743           1,512,416
   Advisor Class/Institutional
     Service Class                             --                  --              64,928

PBHG Disciplined Equity Fund -
   PBHG Class                          95,694,351           9,274,069           9,274,069

PBHG REIT Fund
   PBHG Class/Institutional Class      60,671,839           7,022,527          7,022,527
   Advisor Class/Advisor Class         19,046,055           2,212,278           2,212,278

PBHG IRA Capital Preservation Fund -
   PBHG Cla                           190,638,690          19,063,848          19,063,848

The assets of the Acquired Funds prior to the reorganization and the unrealized gain/(loss) included in the net assets were as follows:

                                                                          UNREALIZED
                                                      NET ASSETS         GAIN/(LOSS)
                                                        BEFORE            INCLUDED IN
                                                    REORGANIZATION         NET ASSETS
----------------------------------------------------------------------------------------

UAM Funds Trust Clipper Focus Portfolio1             $323,953,417        $14,367,725
UAM Funds, Inc. NWQ Special Equity Portfolio1          19,703,207            173,989
UAM Funds, Inc. II Analytic Enhanced Equity Fund1      95,694,351            692,256
UAM Funds Trust Heitman Real Estate Portfolio1         79,717,894          3,983,453
UAM Funds Trust IRA Capital Preservation Portfolio1    90,638,690           (713,818)


1 DENOTES THE SURVIVING OR CONTINUING PORTFOLIO FOR PURPOSES OF MAINTAINING THE
  FINANCIAL STATEMENTS AND PERFORMANCE HISTORY IN THE POST-REORGANIZATION PORTFOLIOS.


2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations, including the Wrapper Agreements, are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. The values of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Wrapper Agreements will generally be valued at the difference between the Book Value and Market Value (plus accrued interest) on the applicable covered assets and will either be reflected as an asset or liability of the IRA Capital Preservation Fund. The Board of Trustees, in performing its fair value determination of the Wrapper Agreements, considers the credit worthiness and the ability of the Wrap Providers to pay amounts due under the Wrapper Agreements.



                               [LOGO OMITTED] 119

            PBHG FUNDS

-----------------------------
As of March 31, 2002



SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income for the Portfolios are declared annually, if available, with the exception of the REIT, IRA Capital Preservation and Cash Reserves Funds. Dividends from net investment income for the REIT Fund are declared on a quarterly basis. Dividends from net investment income for the IRA Capital Preservation and Cash Reserves Funds are declared daily and paid monthly. Distributions of net realized capital gains, for each Portfolio, are generally made to shareholders annually, if available.

To maintain a stable NAV, the IRA Capital Preservation Fund may have to declare and pay dividends in amounts that are not equal to the amount of net investment income it actually earns. This may cause the Portfolio to take some or all of the following actions: (i) if the Portfolio distributes more money than it actually earned through its investments, it may have to make a distribution that may be considered a return of capital or (ii) if the income the Portfolio receives exceeds the amount of dividends distributed, the Fund may have to distribute that excess income to shareholders and declare a reverse split of its shares. In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Portfolio is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in net asset value per share. Given the objective of the Portfolio to maintain a stable net asset value of $10 per share, the Portfolio intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

On December 12, 2001, the IRA Capital Preservation Fund declared a capital gain distribution to shareholders of record on December 12, 2001 in the amount of $0.0186 per share (the short-term capital gain distribution was $0.0178 per share and the long-term capital gain distribution was $0.0008 per share). On the same day, the Portfolio declared a reverse share split with a factor of 0.99814 in order to restore the Portfolio's net asset value per share to $10.00.

On January 9, 2002, the IRA Capital Preservation Fund declared a capital gain distribution to shareholders of record on January 9, 2002 in the amount of $0.0174 per share (the short-term capital gain distribution was $0.0136 per share and the long-term capital gain distribution was $0.0038 per share). On the same day, the Portfolio declared a reverse share split with a factor of 0.99826 in order to restore the Portfolio's net asset value per share to $10.00.

FOREIGN WITHHOLDING TAXES -- The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio's accrue such taxes when the related income is earned.

NET ASSET VALUE PER SHARE -- The value of an individual share in a fund is computed by adding the value of the proportionate interest of each class in a Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of the class.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

TBA PURCHASE COMMITMENTS -- The IRA Capital Preservation Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

MORTGAGE DOLLAR ROLLS -- The IRA Capital Preservation Fund may enter into mortgage dollar rolls (principally using TBA's) in which the Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

FOREIGN CURRENCY TRANSLATION-- The books and records of the Global Technology & Communications Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Global Technology & Communications Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Global Technology & Communications Fund reports gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

WRAPPER AGREEMENTS -- The IRA Capital Preservation Fund intends to enter into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrap Providers") that are rated, at the time of purchase, in one of the top two rating categories by a rating agency. A Wrapper Agreement is a derivative instrument that is designed to protect the Portfolio from investment losses and, under most circumstances, permit the Portfolio to maintain a constant NAV per share. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they will be considered illiquid.

Pursuant to the terms of the Wrapper Agreements, the sub-adviser will manage the Portfolio's securities to have an overall duration between 1.5 and 4.0 years. In addition, the terms of the Wrapper Agreements require the Portfolio to maintain minimum cash and cash equivalent balances. Throughout the term of the Wrapper Agreements, the Portfolio will pay the Wrap Providers an annual fee based on the Wrapper Agreements book value balance.


                               [LOGO OMITTED] 120

                                                            PBHG FUNDS


The crediting rate used in computing book value is the actual yield of the covered assets, plus or minus the amortization of unrealized gain or loss on the covered assets, based on fluctuations in the market value of the covered assets. The crediting rate is calculated by a formula specified by each of the Wrapper Agreements and is adjusted periodically.

A default by the issuer of a Portfolio security or a Wrap Providers on its obligations may result in a decrease in the value of the Portfolio assets and, consequently, the shares. Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal. Additionally, a Portfolio shareholder may realize more or less than the actual investment return on the Portfolio securities depending upon the timing of the shareholder's purchases and redemption of shares, as well as those of other shareholders.

FUTURES CONTRACTS -- The Disciplined Equity Fund utilizes futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction.

The Disciplined Equity Fund had the following futures contracts open as of March 31, 2002:

                                 CONTRACT            UNREALIZED
CONTRACT              NUMBER OF    VALUE            DEPRECIATION
DESCRIPTION            CONTRACTS   (000)  EXPIRATION     (000)
---------------------------------------------------------------

S&P 500 Composite Index   19      $5,459    Jun-02      $(42)
S&P 500 Composite Index
E-Mini                    13        747     Jun-02        (6)
                                                        -----
                                                        $(48)
                                                        =====

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Global Technology & Communications Fund may enter into forward foreign currency exchange contracts. Foreign currency exchange contracts are recorded at mar-ket value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. As of March 31, 2002, there were no outstanding forward foreign currency contracts.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statement of Operations are in total and do not reflect the expense reductions.

The IRA Capital Preservation Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than twelve months. For the period ended March 31, 2002, there were $17,491 in redemption fees retained.

DIRECTED BROKERAGE -- Some Portfolios direct certain portfolio trades to brokers who pay a portion of their expenses. Under this arrangement, the following Portfolios had expenses reduced by the amounts shown below. During the year ended March 31, 2002, the Focused Value, Large Cap Value and Mid-Cap Value Fund's expenses were reduced by $729, $5,178, and $1,689, respectively.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- On April 1, 2001, the Fund implemented the provisions of the AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES (the "Guide"), as required for fiscal years beginning after December 15, 2000. Prior to April 1, 2001, the IRA Capital Preservation Fund recorded paydown gains and losses on mortgage- and asset-backed securities as realized gains and losses, not as adjustments to interest income. The implementation of the accounting changes had no impact on total net assets of the Fund or the Fund's net asset value, but resulted in a $184,654 decrease in interest income and a corresponding $184,654 increase in realized gains. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

3.  INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND
    OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio. In the interest of limiting expenses of the Portfolios, the Adviser has entered into expense limitation agreements with the Fund ("Expense Limitation Agreements"), with respect to the Core Growth, Large Cap 20, Limited, New Opportunities, Clipper Focus, Focused Value, Large Cap Value, Mid-Cap Value, Special Equity, Small Cap Value, Disciplined Equity, Global Technology & Communications, REIT, Strategic Small Company and IRA Capital Preservation Funds, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of these Portfolios to the extent necessary to limit the total annual expenses to a specified percentage of the Portfolios' average daily net assets, exclusive of certain expenses such as brokerage commissions, fees and expenses incurred under the PBHG Funds service plan and extraordinary expenses. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, Old Mutual and Pilgrim Baxter have agreed to maintain these expense limitation agreements until March 31, 2003.

Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements during any of the previous two fiscal years may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Portfolio to exceed the specified percentage of the Portfolio's average daily net assets, exclusive of certain expenses such as brokerage commissions, fees and expenses incurred under the PBHG Funds Service Plan, and extraordinary expenses. With respect to the Clipper Focus, Special Equity, Disciplined Equity, REIT and IRA Capital Preservation Funds, effective September 25, 2002, the Adviser will be allowed to be reimbursed for any advisory fees waived or limited and other expenses paid by the Adviser to the Acquiring Funds after September 25, 2002. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than the specified percentage of the Portfolio's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board of Trustees.


                                                      [LOGO OMITTED]  121

            PBHG FUNDS

-----------------------------
As of March 31, 2002



The advisory fee and expense limitations are as follows:
                                                  ADVISER          EXPENSE
                                                     FEE         LIMITATION
------------------------------------------------------------------------------
Core Growth Fund                                   0.85%           1.50%
Emerging Growth Fund                               0.85%             n/a
Growth Fund                                        0.85%             n/a
Large Cap 20 Fund                                  0.85%           1.50%
Large Cap Growth Fund                              0.75%            n/a
Limited Fund                                       1.00%           1.50%
New Opportunities Fund                             1.00%           1.50%
Select Equity Fund                                 0.85%            n/a
Clipper Focus Fund                                 1.00%           1.40%
Focused Value Fund                                 0.85%           1.50%
Large Cap Value Fund                               0.65%           1.50%
Mid-Cap Value Fund                                 0.85%           1.50%
Special Equity Fund                                1.00%           1.25%
Small Cap Value Fund                               1.00%           1.50%
Disciplined Equity Fund                            0.70%           0.99%
Global Technology & Communications Fund            1.50%           2.15%
REIT Fund                                          0.85%           1.36%
Strategic Small Company Fund                       1.00%           1.50%
Technology & Communications Fund                   0.85%            n/a
IRA Capital Preservation Fund                      0.60%           1.00%
Cash Reserves Fund                                 0.30%            n/a

The expense limitation will be increased to 1.50% for the Clipper Focus, Special Equity, Disciplined Equity and REIT Funds and 1.25% for the IRA Capital Preservation Fund after September 25, 2002. In addition, the Adviser is entitled to receive the adviser fee disclosed in the above table, however the Adviser has contractually agreed to waive a portion of its fee and receive a lower management fee from the Special Equity, Disciplined Equity, REIT and IRA Capital Preservation Funds until September 25, 2002.

At March 31, 2002, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement for the Global Technology & Communications Fund was $124,745. During the year ended March 31, 2002, the Board of Trustees approved the reimbursement of previously waived fees by the Adviser for the prior fiscal year in the amount of $20,944 for the Strategic Small Company Fund.

Pilgrim Baxter Value Investors, Inc. ("PBVI"), a wholly-owned subsidiary of the Adviser serves as the sub-adviser to the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and the Strategic Small Company Funds. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors, Inc. receives a fee from the Adviser at an annual rate of 0.50%, 0.50%, 0.50%, 0.40% and 0.50%, respectively, of the average daily net assets of the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and the Strategic Small Company Funds. Pilgrim Baxter Value Investors, Inc. receives no fees directly from the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value or the Strategic Small Company Funds.

Wellington Management Company, LLP ("WMC") serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to the Investment Sub-Advisory Agreement with the Adviser and the Fund, WMC is entitled to receive a fee from the Adviser, computed daily and paid monthly, at an annual rate equal to 0.075% of the Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Cash Reserves Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. WMC may, from time to time, waive all or a portion of its fee from the Adviser. WMC receives no fees directly from the Cash Reserves Fund.

Prior to December 14, 2001, Pacific Financial Research, Inc. ("PFR") served as investment adviser to the Clipper Focus Portfolio pursuant to an investment advisory agreement with UAM Funds Trust and was paid a fee calculated at an annual rate of 1.00% of average daily net assets. For the period May 1, 2001 to December 14, 2001. PFR was paid $2,884,503 by the Clipper Focus Portfolio for its services. Effective December 14, 2001 PFR became the Sub-adviser to the Clipper Focus Fund. PBHG Funds, on behalf of the Clipper Focus Fund, and the Adviser have entered into a sub-advisory agreement with PFR. Pursuant to the sub-advisory agreement, PFR has agreed to manage the investment operations of the Clipper Focus Fund and the composition of its investment portfolio, to provide supervision of the Clipper Focus Fund's investments and to determine the securities to be purchased or sold by the Clipper Focus Fund. For the services it provides, PFR is entitled to receive from the Adviser a sub-advisory fee equal to 0.40% of the Portfolio's average daily net assets. PFR receives no fees directly from the Clipper Focus Fund.

Prior to December 14, 2001, NWQ Investment Management Company ("NWQ") served as investment adviser to the NWQ Special Equity Portfolio pursuant to an investment advisory agreement with UAM Funds, Inc. and was paid a fee calculated at an annual rate of 0.85% of average daily net assets. For the period November 1, 2001 to December 14, 2001, NWQ was paid $20,808 by the NWQ Special Equity Portfolio for its services. Effective December 14, 2001, NWQ became the sub-adviser to the Special Equity Fund. PBHG Funds, on behalf of the Special Equity Fund, and the Adviser have entered into a sub-advisory agreement with NWQ. Pursuant to the sub-advisory agreement, NWQ has agreed to manage the investment operations of the Special Equity Fund and the composition of its investment portfolio, to provide supervision of the Special Equity Fund's investments and to determine the securities to be purchased or sold by the Special Equity Fund. For the services it provides, NWQ is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, NWQ will receive a sub-advisory fee equal to 0.85% of the assets transferred to the Special Equity Fund in connection with the reorganization and 0.425% of the average daily net assets after the reorganization (less the amount of any expense reimbursements) on other assets of the Portfolio. NWQ receives no fees directly from the Special Equity Fund.

Prior to January 11, 2002, Analytic Investors, Inc. ("Analytic") served as investment adviser to the Analytic Enhanced Equity Fund pursuant to an investment advisory agreement with UAM Funds, Inc. II and was paid a fee calculated at an annual rate of 0.60% of average daily net assets. For the period January 1, 2002 to January 11, 2002, Analytic was paid $20,599 by the Enhanced Equity Fund for its services. Effective January 11, 2002, Analytic became the sub-adviser to the Disciplined Equity Fund. PBHG Funds, on behalf of the Disciplined Equity Fund, and the Adviser have entered into a sub-advisory agreement with Analytic. Pursuant to the sub-advisory agreement, Analytic has agreed to manage the investment operations of the Disciplined Equity Fund and the composition of its investment portfolio, to provide supervision of the Disciplined Equity Fund's investments and to determine the securities to be purchased or sold by the Disciplined Equity Fund. For the services it provides, Analytic is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, Analytic will receive a sub-advisory fee equal to 0.60% of the assets transferred to the Disciplined Equity Fund in connection with the reorganization and 0.30% of the average daily net assets (less the amount of any expense reimbursements) on other assets of the Portfolio. Analytic receives no fees directly from the Disciplined Equity Fund.

Prior to December 14, 2001, Heitman Real Estate Securities LLC ("Heitman") served as investment adviser to the Heitman Real Estate Portfolio pursuant to an investment advisory agreement with UAM Funds Trust and was paid a fee calculated at an annual rate of 0.75% of the first $100 million of daily average net assets and 0.65% of daily average net assets in excess of $100 million. For the

                               [LOGO OMITTED] 122

                                                          PBHG FUNDS


period January 1, 2001 to December 14, 2001, Heitman was paid $688,016 by the Heitman Real Estate Portfolio for its services. Effective December 14, 2001, Heitman became the sub-adviser to the REIT Fund. PBHG Funds, on behalf of the REIT Fund, and the Adviser have entered into a sub-advisory agreement with Heitman. Pursuant to the sub-advisory agreement, Heitman has agreed to manage the investment operations of the REIT Fund and the composition of its investment portfolio, to provide supervision of the REIT Fund's investments and to determine the securities to be purchased or sold by the REIT Fund. For the services it provides, Heitman is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, Heitman will receive a sub-advisory fee equal to 0.75% of the first $100 million of the assets transferred to the REIT Fund in connection with the reorganization, 0.65% of the assets transferred to the REIT Fund in excess of $100 million and 0.37% of the average daily net assets (less the amount of any expense reimbursements) on other assets of the Portfolio. Heitman receives no fees directly from the REIT Fund.

Prior to January 11, 2002, Dwight Asset Management Company ("Dwight") served as investment adviser to the IRA Capital Preservation Portfolio pursuant to an investment advisory agreement with UAM Funds Trust and was paid a fee calculated at an annual rate of 0.50% of average daily net assets.
For the period November 1, 2001 to January 11, 2002, Dwight was paid $151,109 by the IRA Capital Preservation Portfolio for its services. Effective January 11, 2002, Dwight became the sub-adviser to the IRA Capital Preservation Fund. PBHG Funds, on behalf of the IRA Capital Preservation Fund, and the Adviser have entered into a sub-advisory agreement with Dwight. Pursuant to the sub-advisory agreement, Dwight has agreed to manage the investment operations of the IRA Capital Preservation Fund and the composition of its investment portfolio, to provide supervision of the IRA Capital Preservation Fund's investments and to determine the securities to be purchased or sold by the IRA Capital Preservation Fund. For the services it provides, Dwight is entitled to receive from the Adviser a sub-advisory fee that will be equal to one-half of the advisory fee received by the Adviser (less the amount of any expense reimbursements) after September 25, 2002. Prior to that date, Dwight will receive a sub-advisory fee equal to 0.50% of the assets transferred to the IRA Capital Preservation Fund in connection with the reorganization and 0.25% of the average daily net assets (less the amount of any expense reimbursements) on other assets of the Portfolio. Dwight receives no fees directly from the IRA Capital Preservation Fund.

PBHG Fund Services (the "Administrator"), a wholly owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator the following fees. The fee will be the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Insurance Series Fund, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.0100% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

Prior to the reorganization dates, the Sub-Administrator was the administrator (the "predecessor Administrator") and provided administrative services to the UAM Fund Family, which included UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II, under an Administration Agreement (the "former Administration Agreement"). Pursuant to the former Administration Agreement, the Acquired Funds paid the predecessor Administrator 0.093% per annum of the daily net assets and an annual base fee of $54,500. The Acquired Funds paid the following amounts to the Predecessor Administrator for its services for the periods listed:

                                    PERIOD           AMOUNT
---------------------------------------------------------------
Clipper Focus Fund             5/01/01-12/14/01    $336,245
Special Equity Fund            11/01/01-12/14/01      9,758
Disciplined Equity Fund         1/01/02-1/11/02       4,447
REIT Fund                      01/01/01-12/14/01    109,142
IRA Capital Preservation Fund  11/01/01-1/11/02      39,155

                                    PERIOD           AMOUNT
---------------------------------------------------------------
Clipper Focus Fund              4/1/01-4/30/01       $19,419
Special Equity Fund             4/1/01-10/31/01       53,816
Disciplined Equity Fund         4/1/01-12/31/01       96,703
IRA Capital Preservation Fund   4/1/01-10/31/01       52,673

Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI") provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing, and transfer agent services to the UAM Fund Family under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into Service Agreements with the Sub-Administrator, DST and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Fund Family. After May 25, 2001, UAMSSC became PBHG Shareholder Services, Inc. ("PBHGSS").

Pursuant to the Agreement, the Clipper Focus Portfolio, Analytic Enhanced Equity Fund and IRA Capital Preservation Portfolio paid UAMFSI 0.073% per annum of their average daily net assets, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts and the NWQ Special Equity Portfolio and Heitman Real Estate Portfolio paid UAMFSI 0.073% per annum of their average daily net assets, an annual base fee of $94,250 and a fee based on the number of active shareholder accounts. The Acquired Funds paid the following amounts to UAMFSI, the Sub-Administrator, DST and UAMSSC for their services for the periods listed:

                                             ADMIN-   PORTION   PORTION    PORTION
                                           ISTRATION   PAID TO  PAID TO    PAID TO
                             PERIOD          FEES        SEI       DST     UAMSSC
-----------------------------------------------------------------------------------
Clipper Focus Fund      5/1/00-3/31/01     $214,876    $74,998   $19,768   $20,160
Special Equity Fund     11/1/00-3/31/01      58,395     21,039    13,750     7,550
Disciplined Equity
  Fund                  1/1/01-3/31/01       47,493     17,283     8,190     4,808
REIT Fund               1/1/01-3/31/01       50,904     16,839        --    13,684
IRA Capital
  Preservation Fund     11/1/01-3/31/01      40,394     17,610     4,542     3,600

SEI Investments has agreed to act as an agent in placing repurchase agreements for the Portfolios, excluding the Cash Reserves Fund. Listed below are the amounts SEI Investments earned for its services from each Portfolio, excluding the Cash Reserves Fund, for the year or period ended March 31, 2002, and are reflected as a reduction of interest income.

Core Growth Fund                  $   1,916
Emerging Growth Fund                 23,099
Growth Fund                         132,687
Large Cap 20 Fund                    22,688
Large Cap Growth Fund                12,201
Limited Fund                          4,391
New Opportunities Fund                2,741
Select Equity Fund                   30,785
Clipper Focus Fund                    3,611
Focused Value Fund                    2,360


                               [LOGO OMITTED] 123

            PBHG FUNDS

-----------------------------
As of March 31, 2002


Large Cap Value Fund                             $ 18,086
Mid-Cap Value Fund                                 16,596
Small Cap Value Fund                                8,808
Special Equity Fund                                   153
Disciplined Equity Fund                               267
Global Technology & Communications Fund             1,834
REIT Fund                                             338
Strategic Small Company Fund                        6,316
Technology & Communications Fund                   20,199
IRA Capital Preservation Fund                      12,118

Prior to December 17, 2001, the Heitman Real Estate Portfolio charged 0.50% of the average daily net assets of its Advisor Class shares for Rule 12b-1 services in the amount of $52,019. In addition, the NWQ Special Equity Portfolio Institutional Service Class shares paid service fees for the period from November 1, 2000 to October 31, 2001 at an annual rate of 0.40% of the average daily net assets of the Institutional Service Class shares in the amount of $8,060.

Effective July 16, 2001, the Fund has entered into a distribution agreement (the "Distribution Agreement") with PBHG Fund Distributors (the "Distributor") a wholly owned subsidiary of the Adviser. Prior to July 16, 2001, SEI Investments Distribution Co. ("SEI") a wholly owned subsidiary of SEI Investments Company, and the Fund were parties to a distribution agreement pursuant to which SEI served as principal underwriter for the Fund. The Distributor and SEI received no fees for its distribution services. The Fund has adopted a Service Plan (the "Plan") on behalf of the Advisor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for the payment of a service fee by the Fund of 0.25% of the average daily net assets of the Advisor Class shares to the Distributor for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of those accounts. Currently, only the Growth, Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, REIT, Small Cap Value and Technology & Communications Funds offer Advisor Class Shares. Of the service fees the Distributor received, it retained $167, $186, $248, $138, $249, $889, and $406 from the Large Cap 20, Large Cap Growth, Large Cap Value, Mid-Cap Value, REIT, Small Cap Value and Technology & Communications Funds, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. First Union National Bank, serves as the custodian for each of the Portfolios except the the Global Technology & Communications Fund. The Northern Trust Company serves as the custodian for the Global Technology & Communications Fund.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with PBHG Shareholder Services, Inc. ("PBHGSS") to assist in the provision of those services. Prior to May 25, 2001, PBHGSS was known as UAMSSC. PBHGSS received no fees directly from the Portfolios.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Fund Family for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative. The Acquired Funds paid UAMSSC the following shareholder service fees (including out of pocket expenses) for the periods listed:

                                    PERIOD          AMOUNT
----------------------------------------------------------

Clipper Focus Fund             5/01/01-12/14/01    $57,411
Special Equity Fund            11/01/01-12/14/01     1,610
Disciplined Equity Fund        01/01/02-1/11/02        694
IRA Capital Preservation Fund   11/1/01-1/11/02      6,576

Shareholder service fees (including out of pocket expenses) paid to PBHG Fund Services for the year or period ended March 31, 2002 were:

                                             AMOUNT
                                             ------
Core Growth Fund                          $  107,152
Emerging Growth Fund                         349,580
Growth Fund                                1,152,127
Large Cap 20 Fund                            372,893
Large Cap Growth Fund                        180,154
Limited Fund                                  53,215
New Opportunities Fund                        35,878
Select Equity Fund                           532,285
Clipper Focus Fund                             9,357
Focused Value Fund                            33,985
Large Cap Value Fund                         140,937
Mid-Cap Value Fund                           126,256
Small Cap Value Fund                          67,238
Special Equity Fund                              760
Disciplined Equity Fund                          859
Global Technology & Communications Fund      127,364
REIT Fund                                      2,385
Strategic Small Company Fund                  50,791
Technology & Communications Fund             886,513
IRA Capital Preservation Fund                  2,204
Cash Reserves Fund                           133,568

On April 4, 2000, the Board of Trustees approved an agreement between the Fund and PBHG Fund Services to provide shareholder related web development and maintenance services. For its services over the year, PBHG Fund Services received a fee of $541,693, which was allocated to each fund quarterly based on average net assets. This amount is included in transfer agent expense on the Statement of Operations. The fee is reviewed semi-annually by the Board of Trustees.

Officers and trustees of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.


4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Portfolios, excluding the Cash Reserves Fund, for the year or period ended March 31, 2002 were as follows:

                                       PURCHASES       SALES
                                         (000)         (000)
                                    -------------  -----------
Core Growth Fund                     $  134,128    $  134,568
Emerging Growth Fund                    702,589       718,772
Growth Fund                           3,925,432     4,129,077
Large Cap 20 Fund                       584,370       670,133
Large Cap Growth Fund                   418,449       423,086
Limited Fund                            114,404       110,254
New Opportunities Fund                  147,244       161,351
Select Equity Fund                    1,483,291     1,626,414
Clipper Focus Fund                      399,948       121,252
Focused Value Fund                      232,977       251,651
Large Cap Value Fund                  4,920,321     4,781,038
Mid-Cap Value Fund                    1,000,564       795,164
Small Cap Value Fund                    390,435       366,344
Special Equity Fund                   5,681,551     2,854,154
Disciplined Equity Fund                  67,263        62,853
Global Technology &
   Communications Fund                   75,365        76,788


                               [LOGO OMITTED] 124

                                                PBHG FUNDS


                                       PURCHASES      SALES
                                         (000)        (000)
                                    -------------  -----------
REIT Fund                            $   26,811    $   20,759
Strategic Small Company Fund            104,336       100,161
Technology & Communications Fund      1,351,864     1,424,676
IRA Capital Preservation Fund           391,703       118,857

During the period ended March 31, 2002, the IRA Capital Preservation Fund purchased U.S. Government Securities of $156,181 and received proceeds from the sale of U.S. Government Securities of $104,787.


5.  FEDERAL TAX INFORMATION

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2002, attributable to certain net operating losses which for tax purposes, are not available to offset future income, were reclassified to the following accounts:


                                                                   INCREASE/           INCREASE/
                                                                  (DECREASE)           (DECREASE)
                                            INCREASE/             ACCUMULATED         UNDISTRIBUTED
                                           (DECREASE)            NET REALIZED        NET INVESTMENT
                                         PAID IN-CAPITAL             GAIN                INCOME
                                              (000)                  (000)                (000)
                                         ---------------         ------------        --------------
Core Growth Fund                          $    (741)                  --              $    741
Emerging Growth Fund                         (5,529)                  --                 5,529
Growth Fund                                 (24,769)                  --                24,769
Large Cap 20 Fund                            (2,816)                  --                 2,816
Large Cap Growth Fund                        (1,929)                  --                 1,929
Limited Fund                                   (832)                  --                   832
New Opportunities Fund                         (624)                  --                   624
Select Equity Fund                           (5,253)                  --                 5,253
Clipper Focus Fund                              (11)                  --                   (11)
Focused Value Fund                             (141)                  --                   141
Mid-Cap Value Fund                             (564)                  --                   564
Small Cap Value Fund                         (2,015)                  --                 2,015
Special Equity Fund                             (55)                $(24)                   79
Disciplined Equity Fund                         (38)                  --                    38
Global Technology &
   Communications Fund                         (731)                  --                   731
Strategic Small Company Fund                   (878)                  --                   878
Technology &
   Communications Fund                       (9,139)                  --                 9,139
IRA Capital Preservation Fund                  (234)                  --                   234

These reclassifications had no effect on net assets or net asset value per share.


The tax character of dividends and distributions paid during the last two fiscal years or periods were as follows:

                                   ORDINARY          LONG-TERM        RETURN OF
                                    INCOME         CAPITAL GAIN         CAPITAL              TOTAL
                                     (000)             (000)             (000)               (000)
                                ------------       ------------       ----------        ------------
Core Growth
   Fund
   2001                         $    9,944          $   5,537          $   24           $   15,505
Emerging Growth Fund
   2001                             37,138             30,592              --               67,730
Growth Fund
   2001                             91,803            657,026              --              748,829
Large Cap 20 Fund
   2001                             79,901             40,124              --              120,025
Large Cap Growth Fund
   2001                             20,023              5,380               2               25,405
Limited Fund
   2002                                 --              1,125              --                1,125
   2001                             11,400             21,901              --               33,301
New Opportunities Fund
   2001                             43,429                 --             404               43,833
Select Equity Fund
   2001                             65,129              1,981              90               67,200
Clipper Focus Fund
   2002                             29,150             10,608              --               39,758
   2001                              5,591              3,334              --                8,925
Focused Value Fund
   2002                                391                 --              --                  391
   2001                              1,197                 --              --                1,197
Large Cap Value Fund
   2002                                998                 --              --                  998
   2001                              3,736                155              --                3,891
Mid-Cap Value Fund
   2001                              5,830                256              --                6,086
Small Cap Value Fund
   2001                              8,629                383              --                9,012
Special Equity Fund
   2002                                 79                 --               9                   88
   2001                                828              4,232              --                5,060
Disciplined Equity Fund
   2002                                 16                 --              --                   16
   2001                                665                 --              --                  665
REIT Fund
   2002                                867                 --              --                  867
   2001                              7,496              7,374             358               15,228
Strategic Small
   Company Fund
   2001                              6,808              5,909              --               12,717
Technology &
   Communications Fund
   2001                            218,733             12,043               4              230,780
IRA Capital
   Preservation Fund
   2002                              5,158                 88             196                5,442
   2001                              1,978                 --              --                1,978
Cash Reserves Fund
   2002                             12,919                 --              --               12,919
   2001                             33,948                 --              --               33,948


                               [LOGO OMITTED] 125

            PBHG FUNDS

NOTES TO FINANCIAL STATEMENTS -- Concluded
-----------------------------
As of March 31, 2002


As of March 31, 2002, the components of Distributable Earnings/(Accumulated
Losses) were as follows:
                                             UNDISTRIBUTED   UNDISTRIBUTED     CAPITAL             POST          UNREALIZED
                                               ORDINARY        LONG-TERM         LOSS             OCTOBER       APPRECIATION
                                                INCOME       CAPITAL GAIN    CARRYFORWARDS        LOSSES       (DEPRECIATION)
                                                 (000)           (000)           (000)             (000)            (000)
                                            ------------     ------------  ----------------  --------------    --------------
Core Growth Fund                                   --              --       $    (68,001)     $   (2,477)       $   6,149
Emerging Growth Fund                               --              --           (271,959)        (19,732)          54,920
Growth Fund                                        --              --         (1,372,228)        (88,442)         275,974
Large Cap 20 Fund                                  --              --           (264,338)        (52,697)          12,833
Large Cap Growth Fund                              --              --           (125,328)        (30,330)          12,619
Limited Fund                                       --              --             (7,211)             --           14,491
New Opportunities Fund                             --              --            (23,303)           (160)           6,652
Select Equity Fund                                 --              --         (1,104,927)        (37,974)          26,342
Clipper Focus Fund                             $7,909          $1,295                 --              --           49,299
Focused Value Fund                                 --              --             (3,069)           (528)             158
Large Cap Value Fund                              297              --            (50,113)             --           12,318
Mid-Cap Value Fund                                 --              --            (10,427)           (834)          35,263
Small Cap Value Fund                               --              --             (4,539)         (6,296)          32,760
Special Equity Fund                                94              --               (134)            (28)           2,585
Disciplined Equity Fund                           178              --            (11,976)         (2,130)             882
Global Technology & Communications Fund           (16)             --            (69,591)         (1,680)1         (2,371)
REIT Fund2                                        518             490                 --              --            3,749
Strategic Small Company Fund                       --              --            (10,148)           (965)          10,542
Technology & Communications Fund                   --              --         (2,066,064)       (104,744)         (79,115)
IRA Capital Preservation Fund                     204              --                 --             (23)            (690)
Cash Reserves                                       2              --                 (9)             --               --

1 INCLUDES POST-OCTOBER CURRENCY LOSSES OF $546.
2 INFORMATION PROVIDED AS OF DECEMBER 31, 2001, THE REIT FUND'S YEAR END FOR
  FEDERAL INCOME TAX PURPOSES.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through March 31, 2002 that, in accordance with Federal income tax regulations, the Portfolios defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At March 31, 2002, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                  EXPIRING MARCH 31,
                                           -------------------------------------------------------------------
                                             2006          2007          2008         2009           2010            TOTAL
                                             (000)         (000)         (000)       (000)          (000)           (000)
                                           --------      --------      --------   -----------    ------------    ------------
Core Growth Fund                               --             --           --     $     2,944     $    65,057    $    68,001
Emerging Growth Fund                           --             --           --               --        271,959        271,959
Growth Fund                                    --             --           --               --      1,372,228      1,372,228
Large Cap 20 Fund                              --             --           --               --        264,338        264,338
Large Cap Growth Fund                          --             --           --          10,837         114,491        125,328
Limited Fund                                                  --           --               --          7,211          7,211
New Opportunities Fund                         --             --           --             137          23,166         23,303
Select Equity Fund                             --             --           --         226,961         877,966      1,104,927
Focused Value Fund                             --             --           --               --          3,069          3,069
Large Cap Value Fund                           --             --           --               --         50,113         50,113
Mid-Cap Value Fund                             --             --           --               --         10,427         10,427
Small Cap Value Fund                           --             --           --               --          4,539          4,539
Special Equity Fund                            --             --           --             134               --           134
Disciplined Equity Fund                   $2,263         $9,344         $195                --            174         11,976
Global Technology & Communications Fund        --             --           --           3,800          65,791         69,591
Strategic Small Company Fund                   --             --           --               --         10,148         10,148
Technology & Communications Fund               --             --           --         117,211       1,948,853      2,066,064
Cash Reserves Fund                             --             --           4                --              5              9


                               [LOGO OMITTED] 126

                                                  PBHG FUNDS



At March 31, 2002, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio, excluding Cash Reserves Fund, at March 31, 2002 were as follows:

                                                                                                            NET
                                                                                                         UNREALIZED
                                     FEDERAL                 UNREALIZED           UNREALIZED            APPRECIATION/
                                    TAX COST                APPRECIATION         DEPRECIATION           DEPRECIATION
                                      (000)                     (000)                (000)                  (000)
                                 -----------                ------------         ------------           -------------
Core Growth Fund                 $    46,598                $   6,553            $    (404)             $   6,149
Emerging Growth
   Fund                              344,359                   79,852              (24,932)                54,920
Growth Fund                        1,760,816                  320,886              (44,912)               275,974
Large Cap 20 Fund                    327,651                   21,395               (8,562)                12,833
Large Cap Growth
   Fund                              241,349                   24,816              (12,197)                12,619
Limited Fund                          58,309                   17,361               (2,870)                14,491
New Opportunities
   Fund                               43,559                    7,268                 (616)                 6,652
Select Equity Fund                   384,879                   36,234               (9,892)                26,342
Clipper Focus Fund                   566,904                   55,651               (6,352)                49,299
Focused Value Fund                    34,716                    2,215               (2,057)                   158
Large Cap Value Fund                 575,721                   24,304              (11,986)                12,318
Mid-Cap Value Fund                   422,328                   50,151              (14,888)                35,263
Small Cap Value Fund                 265,253                   46,439              (13,679)                32,760
Special Equity Fund                   22,715                    3,663               (1,078)                 2,585
Disciplined Equity
   Fund                              100,742                    5,467               (4,585)                   882
Global Technology &
   Communications
   Fund                                37,104                   3,789               (6,160)                (2,371)
REIT Fund                             85,915                   10,497                 (641)                 9,856
Strategic Small
   Company Fund                       76,396                   15,098               (4,556)                10,542
Technology &
   Communications
   Fund                               663,133                  44,649             (123,764)               (79,115)
IRA Capital
   Preservation
   Fund                              558,190                    1,416               (3,887)                (2,471)

6.  CONCENTRATIONS/RISKS

The Cash Reserves Fund invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain funds invest a high percentage of their assets in specific sectors of the market, especially technology, health care, consumer non-cyclical and financial, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector. In addition, the Global Technology & Communications, REIT and Technology & Communications Funds are concentrated which means they will invest 25% or more of their net assets in specific industries in order to achieve a potentially greater investment return.

The Global Technology & Communications Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

7.  LINE OF CREDIT

Except for the PBHG Cash Reserves Fund, each Portfolio may borrow an amount up to its prospectus defined limitations, from a $500 million committed line of credit available to the Funds in the PBHG Fund Family.
Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Fund is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG FundFamily. The Funds had no outstanding borrowings at March 31, 2002 or at any time during the year or period ended March 31, 2002.

Prior to the close of business December 14, 2001, the Clipper Focus, NWQ Special Equity and the Heitman Real Estate Portfolios and prior to the close of business January 11, 2002, the IRA Capital Preservation Portfolio and the Analytic Enhanced Equity Fund along with certain other portfolios of the UAM Fund Family which includes UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II, collectively entered an agreement which enabled them to participate in a $100 million unsecured line of credit with several banks. Borrowings were made solely to temporarily finance the repurchase of capital shares. Interest was charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period April 27, 2001 through July 27, 2001, such commitment fee was computed at 0.09% per annum), payable at the end of each calendar quarter, was accrued by each participating portfolio based on its average daily unused portion of its line of credit. Prior to December 14, 2001, the Clipper Focus, NWQ Special Equity and Heitman Real Estate Portfolios had no borrowings. Prior to January 11, 2002, the IRA Capital Preservation Portfolio and Analytic Enhanced Equity Fund had no borrowings.

Effective January 14, 2002, the Acquiring Funds became eligible borrowers under the PBHG Line of Credit Agreement.

8.  FUND MERGER

On February 15, 2001, the assets of the PBHG International Fund were reorganized into the Global Technology & Communications Fund. Under the Agreement and Plan of Reorganization, 910,147 shares of the PBHG International Fund were exchanged for 1,083,960 shares of the Global Technology & Communications Fund in a tax-free exchange.

The value of the PBHG International Fund on February 15, 2001 was $7,804,734, which included $49,891 in unrealized gains. Upon the business combination of such Funds on February 15, 2001, the value of the Global Technology & Communications Fund combined with the International Fund was $74,547,980.

9.  SUBSEQUENT EVENTS

On May 1, 2002, the assets of PBVI, a wholly owned subsidiary of the Adviser and the sub-adviser to the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and the Strategic Small Company Funds were merged into the Adviser. After this merger, the Adviser will no longer pay sub-adviser fees to PBVI. The merger will have no impact on the management of the Funds.

Effective May 1, 2002, First Union National Bank will become the Custodian of the PBHG Global Technology & Communications Fund.


                               [LOGO OMITTED] 127

            PBHG FUNDS

NOTICE TO SHAREHOLDERS (unaudited)
---------------------------------


For shareholders that do not have a March 31, 2002 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2002 tax year end, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended March 31, 2001, each portfolio is designating the following items with regard to distributions paid during the year. These designations include the impact from utilizing earnings and profits distributed to shareholders on redemption of shares which will be part of the dividends paid deduction for each fund.


                                     Long Term    Qualified
                                    (20% Rate)     5-Year       Ordinary                                              Foreign
                                   Capital Gain     Gain         Income      Tax-Exempt      Total      Qualifying       Tax
Fund                               Distribution  Distribution  Distributions  Interest   Distributions  Dividends(1)  Credit(2)
-----------------------------------------------------------------------------------------------------------------------------------

 Core Growth Fund                       0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Emerging Growth Fund                   0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Growth Fund                            0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Large Cap 20 Fund                      0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Large Cap Growth Fund                  0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Limited Fund                         100.00%       0.00%         0.00%        0.00%       100.00%         0.00%        0.00%
 New Opportunities Fund                 0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Select Equity Fund                     0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Clipper Focus Fund                    26.65%       0.00%        73.35%        0.00%       100.00%        84.30%        0.00%
 Focused Value Fund                     0.00%       0.00%       100.00%        0.00%       100.00%        10.29%        0.00%
 Large Cap Value Fund                   0.00%       0.00%       100.00%        0.00%       100.00%       100.00%        0.00%
 Mid-Cap Value Fund                     0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Small Cap Value Fund                   0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Special Equity Fund                    0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Disciplined Equity Fund                0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Global Technology &
   Communications Fund                  0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Strategic Small Company Fund           0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 Technology &
   Communications Fund                  0.00%       0.00%         0.00%        0.00%         0.00%         0.00%        0.00%
 IRA Capital Preservation Fund          2.31%       0.00%        97.69%        0.00%       100.00%         0.00%        0.00%
 Cash Reserves Fund                     0.00%       0.00%       100.00%        0.00%       100.00%         0.00%        0.00%
===================================================================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The foreign tax credit represents dividends which qualify for the foreign tax credit and is reflected as a percentage of
    "Ordinary Income Distributions".



                               [LOGO OMITTED] 128

                                          PBHG FUNDS

                                                SHAREHOLDER MEETINGS (unaudited)
                                                --------------------------------


A special meeting of the shareholders of the Heitman Real Estate Portfolio of the UAM Funds Trust was held on December 11, 2001 to vote on the following matter:

                                                                                                                    TOTAL
                                                                               FOR       AGAINST     ABSTAIN   SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
To approve the Agreement and Plan of Reorganization for the
Heitman Real Estate Portfolio into the PBHG REIT Fund                       6,444,854    24,316       60,183       9,401,324

A special meeting of the shareholders of the Clipper Focus Portfolio of the UAM Funds Trust was held on December 14, 2001 to vote on the following matter:

                                                                                                                    TOTAL
                                                                              FOR       AGAINST      ABSTAIN   SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
To approve the Agreement and Plan of Reorganization for the Clipper Focus
Portfolio into the PBHG Clipper Focus Fund                                  7,851,689   797,247      127,569      16,948,564



A special meeting of the shareholders of the NWQ Special Equity Portfolio of the UAM Funds, Inc. was held on December 14, 2001 to vote on the following matter:

                                                                                                                    TOTAL
                                                                              FOR       AGAINST      ABSTAIN   SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
To approve the Agreement and Plan of Reorganization for the
NWQ Special Equity Portfolio into the PBHG Special Equity Fund                914,987        --        1,534       1,493,519



A special meeting of the shareholders of the Analytic Enhanced Equity Fund of the UAM Funds, Inc. II was held on December 14, 2001, and adjourned and reconvened on January 10, 2002, to vote on the following matter:

                                                                                                                    TOTAL
                                                                              FOR       AGAINST      ABSTAIN   SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
To approve the Agreement and Plan of Reorganization for the Analytic
Enhanced Equity Fund into the PBHG Disciplined Equity Fund                  4,959,647   174,559      152,922      9,541,091



A special meeting of the shareholders of the IRA Capital Preservation Portfolio of the UAM Funds Trust was held on December 14, 2001, and adjourned and reconvened on January 10, 2002, to vote on the following matter:

                                                                                                                    TOTAL
                                                                              FOR       AGAINST      ABSTAIN   SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
To approve the Agreement and Plan of Reorganization for the
IRA Capital Preservation Portfolio into the PBHG IRA Capital
Preservation Fund                                                           3,255,681    35,510       52,411       5,761,219

                               [LOGO OMITTED] 129

            PBHG FUNDS

TRUSTEES AND OFFICERS OF THE TRUST (unaudited)
---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------

                                            TERM OF                                                      NUMBER OF
                             POSITION      OFFICE AND                                                  PORTFOLIOS IN       OTHER
                             HELD WITH     LENGTH  OF               PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN  DIRECTORSHIPS
 NAME, ADDRESS, AND AGE      THE FUND      TIME SERVED                DURING PAST 5 YEARS                BY TRUSTEE        HELD
------------------------------------------------------------------------------------------------------------------------------------

 John R. Bartholdson          Trustee        Trustee       Chief  Financial Officer, The Triumph            31           Director,
 1255 Drummers Lane,                         since         Group, Inc. (manufacturing) since 1992.                       The Triumph
 Suite 200                                   1997                                                                        Group, Inc.
 Wayne, PA 19087                                                                                                         since 1992
 (57)
------------------------------------------------------------------------------------------------------------------------------------
 Jettie M. Edwards            Trustee        Trustee       Consultant, Syrus Associates (business and       31           Trustee,
 76 Seaview Drive,                           since         marketing consulting firm) since 1986.                        Provident
 Santa Barbara,                              1997                                                                        Investment
 California 93108                                                                                                        Counsel
 (55)                                                                                                                    Trust
                                                                                                                         (investment
                                                                                                                         company)
                                                                                                                         since 1992.
                                                                                                                         Trustee, EQ
                                                                                                                         Advisors
                                                                                                                         Trust
                                                                                                                         (investment
                                                                                                                         company)
                                                                                                                         since 1997
------------------------------------------------------------------------------------------------------------------------------------
 Albert A. Miller             Trustee        Trustee       Senior Vice President, Cherry & Webb, CWT        31           None
 7 Jennifer Drive                            since         Specialty Stores since 1995-2000, Advisor
 Holmdel, New Jersey 07733                   1997          and Secretary, the Underwoman Shoppes Inc.
 (67)                                                      (retailclothing stores) since 1980.
                                                           Merchandising Group Vice President, R.H.
                                                           Macy & Co. (retail department
                                                           stores), 1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
 Harold J. Baxter**           Chairman of    Trustee       Chairman, Chief Executive Officer and            31           Director,
 1400 Liberty Ridge Drive     the Board and  since         Director, Pilgrim Baxter & Associates,                        Old Mutual
 Wayne, PA 19087-5593         Trustee         1997         Ltd. since 1982. Trustee, the                                 (US)
 (55)                                                      Administrator since May 1996. Chairman,                       Holdings,
                                                           Chief Executive Officer and Director,                         Inc.since
                                                           Pilgrim Baxter Value Investors, Inc.                          1996
                                                           since June 1996. Trustee, PBHG Fund
                                                           Distributors sinc January 1998.

------------------------------------------------------------------------------------------------------------------------------------
 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.
**Mr. Baxter is a trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the
  1940 Act, because he is a Director of the Adviser.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS*
------------------------------------------------------------------------------------------------------------------------------------
 Gary L. Pilgrim              President      President     President and Director, Pilgrim Baxter &         N/A          N/A
 1400 Liberty Ridge Drive                    since         Associates, Ltd. since 1982. Trustee, the
 Wayne, PA 19087-5593                        1997          PBHG Fund Services since May 1996.
 (61)                                                      President and Director, Pilgrim Baxter
                                                           Value Investors, Inc. since June 1996.


------------------------------------------------------------------------------------------------------------------------------------
 Lee T. Cummings              Treasurer,     Treasurer,    Vice President, Pilgrim Baxter &                 N/A          N/A
 1400 Liberty Ridge Drive     Chief          Chief         Associates, Ltd. since 2001 and Director
 Wayne, PA 19087-5593         Financial      Financial     of Mutual Fund Operations, Pilgrim Baxter
 (38)                         Officer,       Officer,      & Associates, Ltd., 1996-2001. President,
                              Controller     Controller    PBHG Shareholder Services, Inc. since
                                             since         2001. President, PBHG Fund Distributor
                                             1997          since 1999 and Treasurer, PBHG Fund
                                                           Services, May 1996-1999. President, PBHG
                                                           Fund Services since December 1998.
                                                           Investment Accounting Officer,
                                                           Delaware Investments Funds (investment
                                                           companies), 1994-1996.
------------------------------------------------------------------------------------------------------------------------------------


                               [LOGO OMITTED] 130


                                                                                        PBHG FUNDS

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS* (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                            TERM OF                                                      NUMBER OF
                             POSITION      OFFICE AND                                                  PORTFOLIOS IN       OTHER
                             HELD WITH     LENGTH  OF               PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN  DIRECTORSHIPS
 NAME, ADDRESS, AND AGE      THE FUND      TIME SERVED                DURING PAST 5 YEARS                BY TRUSTEE        HELD
------------------------------------------------------------------------------------------------------------------------------------


 John M. Zerr                 Vice President Vice          Senior Vice President, Pilgrim Baxter              N/A           N/A
 1400 Liberty Ridge Drive     and Secretary  President     & Associates, Ltd. since  2001 and
 Wayne, PA 19087-5593                        and           General Counsel and Secretary, Pilgrim
 (40)                                        Secretary     Baxter & Associates, Ltd. since November
                                             since         1996. General Counsel and Secretary,
                                             1977          Pilgrim Baxter Value Investors, Inc.
                                                           since November 1996. General Counsel and
                                                           Secretary, PBHG Fund Services since
                                                           January 1998. General Counsel and Secretary,
                                                           PBHG Fund Distributors since January 1998.
                                                           Vice President and Assistant Secretary,
                                                           Delaware Management Company, Inc.
                                                           (investment adviser) and the Delaware
                                                           Investments Funds (investment companies),
                                                           1995-1996.


------------------------------------------------------------------------------------------------------------------------------------

 Meghan M. Mahon              Vice President Vice          Vice President and Assistant Secretary, Pilgrim    N/A           N/A
 1400 Liberty Ridge Drive     and Assistant  President     Baxter & Associates, Ltd. since 2001 and Senior
 Wayne, PA 19087-5593         Secretary      and           Counsel since January 2002, Counsel, Pilgrim
 (34)                                        Assistant     Baxter & Associates, Ltd. April 1998 to December
                                             Secretary     2001. Assistant Secretary, Value Investors since January
                                             since         2000, Senior Counsel since January 2002 and Counsel
                                             1998          January 2000 to December 2001. Assistant Secretary,
                                                           PBHG Fund Services since January 2000, Senior
                                                           Counsel since January 2002, Counsel January 2000 to
                                                           December 31, 2001. Vice President, Assistant
                                                           Secretary and Counsel,  Delaware Management
                                                           Company, Inc. (investment adviser) and the Delaware
                                                           Investments Funds (investment companies),
                                                           1997-1998. Associate, Drinker Biddle & Reath,
                                                           LLP (law firm) 1994-1997.


------------------------------------------------------------------------------------------------------------------------------------

Robert E. Putney, III         Vice President Vice          Vice President, Senior Legal Counsel and           N/A           N/A
1400 Liberty Ridge Drive      and Assistant  President     Assistant Secretary, Pilgrim Baxter & Associates,
Wayne, PA 19087-5593          Secretary      and           Ltd. since December 2001; Director and Senior
(42)                                         Assistant     Counsel, Merrill Lynch Investment Managers, L.P.
                                             Secretary     and Princeton Administrators, L.P. until December
                                             since         2001; Secretary of various Merrill Lynch and Mercury
                                             2002          open-end 2002 funds, as well as Somerset Exchange
                                                           Fund and The Europe Fund, Inc., until December 2001.


------------------------------------------------------------------------------------------------------------------------------------

 Brian C. Dillon              Vice President Vice          Chief Compliance Officer, Pilgrim Baxter &         N/A           N/A
 1400 Liberty Ridge Drive                    President     Associates, Ltd. since April 2001. Chief
 Wayne, PA 19087-5593                        since         Compliance Officer, Pilgrim Baxter Value
 (38)                                        2001          Investors, Inc., PBHG Fund Services and PBHG Fund
                                                           Distributors since April 2001. Vice President
                                                           and Senior Compliance Officer, Delaware Investments,
                                                           1995-2001.


------------------------------------------------------------------------------------------------------------------------------------

James R. Foggo                Vice President Vice          Vice President and Assistant Secretary of the      N/A           N/A
One Freedom Valley Road       and Assistant  President     Sub-Administrator and SEI Investments
Oaks, PA 19456                Secretary      and           Distribution Co. since 1998. Associate, Paul Weiss,
(37)                                         Assistant     Rifkind, Wharton & Garrison (law firm), 1998.
                                             Secretary     Associate, Baker & McKenzie (law firm),
                                             since         1995-1998.
                                             1999



------------------------------------------------------------------------------------------------------------------------------------

 Timothy D. Barto             Vice President Vice          Vice President and Assistant Secretary of SEI      N/A           N/A
 One Freedom Valley Road      and Assistant  President     Investments Co. and Vice President and Assistant
 Oaks, PA 19456               Secretary      and           Secretary of SEI Investments Mutual Fund
 (34)                                        Assistant     Services and SEI Investments Distribution Co.
                                             Secretary     since November 1999. Associate, Dechert Price &
                                             since         Rhoads (law firm) 1997-1999.
                                             1999
------------------------------------------------------------------------------------------------------------------------------------

*Officer of the Trust until such time as his or her successor is duly elected and qualified.

                               [LOGO OMITTED] 131

            PBHG FUNDS


                                         [This page is intentionally left
blank.]

                               [LOGO OMITTED] 132

                                                             [PBHG LOGO OMITTED]
                                                P.O. BOX 219534
                                                KANSAS CITY,MO 64121-9534

                                                Investment Adviser:
                                                PILGRIM BAXTER & ASSOCIATES,LTD.

                                                Distributor:
                                                PBHG FUND DISTRIBUTORS


This annual report is for the information of PBHG Funds shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Funds and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


                        1.800.433.0051           WWW.PBHGFUNDS.COM

PBHG-Annual 2002
02-252